As filed with the Securities and Exchange Commission on July 30, 2026
Securities Act File No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.     ☐
Post-Effective Amendment No.    ☐
CHICAGO ATLANTIC BDC, INC.
(Exact name of registrant as specified in charter)
600 Madison Avenue, Suite 1800
New York, NY 10022
(312) 625-9295
(Address and telephone number, including area code, of principal executive offices)
Peter Sack
Scott Gordon
Umesh Mahajan
600 Madison Avenue, Suite 1800
New York, NY 10022
(Name and address of agent for service)
COPIES TO:

Owen J. Pinkerton, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20004 Tel: (202) 383-0100	Richard F. Langan, Esq. Conrad Adkins, Esq. Nixon Peabody LLP 55 West 46th Street New York, NY 10036 Tel: (212) 940-3000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed document.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY – SUBJECT TO COMPLETION – DATED JULY 30, 2026
CHICAGO ATLANTIC BDC, INC.
600 Madison Avenue, Suite 1800
New York, NY 10022
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
[ ], 2026
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “LIEN Special Meeting”) of Chicago Atlantic BDC, Inc., a Maryland corporation (“LIEN”), to be held virtually on [ ], 2026 at [ ] [a.m.], Eastern Time, at the following website: www.[  ].com. By accessing such live webcast, you will be able to participate in the LIEN Special Meeting, including by voting and submitting questions.
Only holders of common stock of LIEN (“LIEN Shareholders”) of record as of the close of business on [ ], 2026 are entitled to notice of, and to vote at, the LIEN Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the LIEN Special Meeting, you will be asked to:
(i)
approve the issuance of shares of LIEN common stock, par value $0.01 per share (“LIEN Common Stock”) pursuant to the Agreement and Plan of Merger, dated as of June 17, 2026 (the “Merger Agreement”), by and among LIEN, Chicago Atlantic Real Estate Finance, Inc., a Maryland corporation (“REFI”), Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company (“LIEN Adviser”) (for the limited purposes set forth therein and described below) and Chicago Atlantic REIT Manager, LLC, a Delaware limited liability company (“REFI Manager”) (for the limited purposes set forth therein and described below) (such proposal is referred to herein as the “Merger Stock Issuance Proposal”);

(ii)	approve the Merger Agreement, including the Merger (as defined below) and related transactions; and
(iii)
approve the adjournment of the LIEN Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the foregoing proposals (the “LIEN Adjournment Proposal”).

The Board, including all of the independent directors, and upon recommendation of a special committee of the Board comprised solely of the independent directors, unanimously recommends that you vote “FOR” the approval of the Merger Agreement, including the Merger and related transactions, “FOR” the Merger Stock Issuance Proposal and “FOR” the LIEN Adjournment Proposal.
LIEN and REFI are proposing a combination of both LIEN and REFI by a merger and related transactions as provided in the Merger Agreement, pursuant to which REFI would merge with and into LIEN, with LIEN continuing as the surviving company (the “Merger”). LIEN Adviser and REFI Manager are each a party to the Merger Agreement for the following limited purpose: to (i) deliver the calculation of the Closing LIEN NAV (as defined below) or the Closing REFI NAV (as defined below), as applicable, and (ii) make customary representations and warranties. REFI Manager is also party to the Merger Agreement because it is a party to the management agreement with REFI, which the Merger Agreement stipulates will be automatically terminated at the BDC Election Time (as defined below). The “BDC Election Time” is the date and time that REFI elects to be regulated as a business development company under the Investment Company Act of 1940, as amended, by filing a Form N-54A with the U.S. Securities and Exchange Commission. For the avoidance of doubt, in no event shall the date and time when the Merger becomes effective (the “Merger Effective Time”) be earlier than the BDC Election Time.
Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of REFI common stock, par value $0.01 per share (“REFI Common Stock”), issued and outstanding immediately prior to the Merger Effective Time will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN Common Stock, equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time (such date, the “Determination Date”) each of LIEN and REFI will deliver to the other a calculation of its net asset value (“NAV”) per share as of such date (with respect to LIEN based on LIEN’s NAV and with respect to REFI based on REFI’s book value, each as further adjusted per Exhibit A of the Merger Agreement, including to record the applicable investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820 and ASC 946) (such calculation with respect to LIEN, the “Closing LIEN NAV” and such calculation with respect to REFI, the “Closing REFI NAV”), in each case based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to NAV, as set forth in Exhibit A of the Merger Agreement. The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement. The “Exchange Ratio” is the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV.

No fractional shares of LIEN Common Stock will be issued, and holders of REFI Common Stock will receive cash in lieu of fractional shares.
The market value of the consideration to be received by holders of REFI Common Stock will fluctuate with changes in the market price of LIEN Common Stock. You are urged to obtain current market quotations of LIEN Common Stock. LIEN Common Stock trades on the Nasdaq Global Market (“NASDAQ”) under the ticker symbol “LIEN.” The following table shows the closing sale price of LIEN Common Stock, as reported on NASDAQ on June 16, 2026, the last trading day before the execution of the Merger Agreement, and on [   ], 2026, the last trading day before the date of this document.

LIEN Common Stock
Closing NASDAQ Sales Price on [ ], 2026	$
Closing NASDAQ Sales Price on [ ], 2026	$

The notice of the LIEN Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Merger and the business to be conducted at the LIEN Special Meeting.
Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the LIEN Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.
Sincerely yours,

Scott Gordon
Executive Chairman and Co-Chief Investment Officer
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of LIEN Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated [ ], 2026 and it is first being mailed or otherwise delivered to LIEN Shareholders on or about [ ], 2026.

Chicago Atlantic BDC, Inc. 600 Madison Avenue, Suite 1800 New York, NY 10022 (312) 625-9295	Chicago Atlantic Real Estate Finance, Inc. 420 N. Wabash Avenue, Suite 500 Chicago, IL 60611 (312) 625-9295

CHICAGO ATLANTIC BDC, INC.
600 Madison Avenue, Suite 1800
New York, NY 10022
(312) 625-9295
NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON [  ], 2026
Notice is hereby given to the owners of shares of common stock (the “LIEN Shareholders”) of Chicago Atlantic BDC, Inc., a Maryland corporation (“LIEN”), that:
A Special Meeting of Shareholders (the “LIEN Special Meeting”) of LIEN will be held virtually on [  ], 2026 at [ ], Eastern Time, at the following website: www.[  ].com, for LIEN Shareholders to consider and vote on:
(i)
the issuance of shares of LIEN common stock, par value $0.01 per share (“LIEN Common Stock”) pursuant to the Agreement and Plan of Merger, dated as of June 17, 2026 (the “Merger Agreement”), by and among LIEN, Chicago Atlantic Real Estate Finance, Inc., a Maryland corporation (“REFI”), Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company (“LIEN Adviser”) (for the limited purposes set forth therein) and Chicago Atlantic REIT Manager, LLC, a Delaware limited liability company (“REFI Manager”) (for the limited purposes set forth therein) (such proposal is referred to herein as the “Merger Stock Issuance Proposal”);

(ii)	the Merger Agreement, including the Merger (as defined below) and related transactions; and
(iii)
approve the adjournment of the LIEN Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the foregoing proposals (the “LIEN Adjournment Proposal”).

LIEN and REFI are proposing a combination of both LIEN and REFI by a merger and related transactions as provided in the Merger Agreement, pursuant to which REFI would merge with and into LIEN, with LIEN continuing as the surviving company (the “Merger”). Closing of the Merger is contingent upon: (i) LIEN Shareholder approval of: (1) the Merger Agreement, including the Merger and related transactions, and (2) the Merger Stock Issuance Proposal; (ii) approval by holders of common stock of REFI (“REFI Shareholders”) of (1) a proposal to approve REFI’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing a Form N-54A with the U.S. Securities and Exchange Commission, (2) a proposal to adopt a new 1940 Act compliant investment advisory agreement by and between REFI and LIEN Adviser and (3) a proposal to adopt the Merger Agreement; and (iii) certain other closing conditions. If the Merger does not close, the LIEN Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by LIEN Shareholders.
Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of REFI common stock, par value $0.01 per share (“REFI Common Stock”), issued and outstanding immediately prior to the date and time when the Merger becomes effective (the “Merger Effective Time”) will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN Common Stock equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be adjusted if, between the Determination Date (as defined below) and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective date of the Merger (such date, the “Determination Date”) each of LIEN and REFI will deliver to the other a calculation of its net asset value (“NAV”) per share as of such date (with respect to LIEN based on LIEN’s NAV and with respect to REFI based on REFI’s book value, each as further adjusted per Exhibit A of the Merger Agreement, including to record the applicable investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820 and ASC 946) (such calculation with respect to LIEN, the “Closing LIEN NAV” and such calculation with respect to REFI, the “Closing REFI NAV”), in each case based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to NAV, as set forth in Exhibit A of the Merger Agreement. The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement. The “Exchange Ratio” is the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV. See “Summary of the Merger — Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the LIEN Special Meeting if you were a LIEN Shareholder of record at the close of business on [ ], 2026. Whether or not you expect to be present virtually at the LIEN Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to LIEN. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the LIEN Special Meeting, the LIEN Special Meeting may be adjourned in order to permit further solicitation of proxies by LIEN.
The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.
THE LIEN BOARD OF DIRECTORS (THE “LIEN BOARD”), INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, AND UPON RECOMMENDATION OF A SPECIAL COMMITTEE OF THE LIEN BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF LIEN (THE “LIEN SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED THE MERGER STOCK ISSUANCE PROPOSAL, THE MERGER AGREEMENT, INCLUDING THE MERGER AND RELATED TRANSACTIONS AND THE LIEN ADJOURNMENT PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT LIEN SHAREHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL, “FOR” THE MERGER AGREEMENT, INCLUDING THE MERGER AND RELATED TRANSACTIONS AND “FOR” THE LIEN ADJOURNMENT PROPOSAL.

By Order of the LIEN Board of Directors,

Umesh Mahajan Secretary
[ ], 2026

This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the LIEN Board of Directors. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the LIEN Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the LIEN Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of LIEN Adviser, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail or other electronic means from LIEN Shareholders. The address of LIEN Adviser is 600 Madison Avenue, Suite 1800, New York, NY 10022.
Important notice regarding the availability of proxy materials for the LIEN Special Meeting, LIEN’s joint proxy statement/prospectus and the proxy card are available at www.[ ].com.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.
420 N. Wabash Avenue, Suite 500
Chicago, IL 60611
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
[ ], 2026
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “REFI Special Meeting”) of Chicago Atlantic Real Estate Finance, Inc., a Maryland corporation (“REFI”), to be held virtually on [ ], 2026 at [ ] [a.m.], Eastern Time, at the following website: www.[    ].com.
Only holders of common stock of REFI (“REFI Shareholders”) of record as of the close of business on [ ], 2026 are entitled to notice of, and to vote at, the REFI Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the REFI Special Meeting, you will be asked to:
(i)
approve REFI’s election (the “BDC Election”) to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing a Form N-54A with the U.S. Securities and Exchange Commission (the “SEC”) (such proposal, the “BDC Election Proposal”);

(ii)
approve a new 1940 Act compliant investment advisory agreement by and between REFI and Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company (“LIEN Adviser”) (the “New BDC Advisory Agreement,” and such proposal, the “New BDC Advisory Agreement Proposal”)

(iii)
adopt the Agreement and Plan of Merger, dated as of June 17, 2026 (the “Merger Agreement”), by and among REFI, Chicago Atlantic BDC, Inc., a Maryland Corporation (“LIEN”), LIEN Adviser (for the limited purposes set forth therein and described below), and Chicago Atlantic REIT Manager, LLC, a Delaware limited liability company (the “REFI Manager”) (for the limited purposes set forth therein and described below) (such proposal, the “Merger Proposal”); and

(iv)
approve the adjournment of the REFI Special Meeting, from time to time, if necessary or appropriate, including (a) to permit the filing and SEC acceptance of the BDC Election and the REFI Board’s consideration and adoption of the approvals required to be made by the REFI Board pursuant to Rule 17a-8 of the 1940 Act (the “Post-BDC Election Approvals”) prior to the vote on the Merger Proposal, and (b) to solicit additional proxies if there are insufficient votes to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal (such proposal, the “REFI Adjournment Proposal”).

The Board, including all of the independent directors, and upon recommendation of a special committee of the Board comprised solely of the independent directors, unanimously recommends that you vote “FOR” the BDC Election Proposal, “FOR” the New BDC Advisory Agreement Proposal, “FOR” the Merger Proposal and “FOR” the REFI Adjournment Proposal.
The REFI Special Meeting is expected to be conducted in two sessions which are expected to occur on the same day. At the initial session, REFI Shareholders will be asked to vote on the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the REFI Adjournment Proposal. Following the vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal, the REFI Special Meeting will be adjourned for a short time period, to permit (i) the filing of the BDC Election with the SEC and the occurrence of the BDC Election Time (as defined below) and (ii) the REFI Board’s consideration and adoption of the Post-BDC Election Approvals. The REFI Special Meeting will thereafter be reconvened, and REFI Shareholders will be asked to vote on the Merger Proposal at the reconvened session. See “The REFI Special Meeting” and “REFI Proposal IV — REFI Adjournment Proposal” in the accompanying joint proxy statement/prospectus for additional information.
REFI and LIEN are proposing a combination of both companies by a merger and related transactions in accordance with the Merger Agreement, pursuant to which REFI would merge with and into LIEN, with LIEN continuing as the surviving company (the “Merger”). LIEN Adviser and REFI Manager are each a party to the Merger Agreement for the following limited purpose: to (i) deliver the calculation of the Closing LIEN NAV (as defined below) or the Closing REFI NAV (as defined below), as applicable, and (ii) make customary representations and warranties. REFI Manager is also party to the Merger Agreement because it is a party to the management agreement with REFI, which the Merger

Agreement stipulates will be automatically terminated at the BDC Election Time. The “BDC Election Time” is the date and time that REFI elects to be regulated as a business development company under the 1940 Act, by filing a Form N-54A with the SEC. For the avoidance of doubt, in no event shall the date and time when the Merger becomes effective (the “Merger Effective Time”) be earlier than the BDC Election Time.
Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of REFI common stock, par value $0.01 per share (“REFI Common Stock”), issued and outstanding immediately prior to the effective time of the Merger will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN common stock, par value $0.01 per share (“LIEN Common Stock”), equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period.
Under the terms of the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective date of the Merger (such date, the “Determination Date”) (i) LIEN will deliver to REFI a calculation of its net asset value (“NAV”) per share as of such date, and (ii) REFI will deliver to LIEN a statement of its adjusted book value per share as of such date. Each such calculation will be prepared in accordance with the valuation principles, assumptions and methodologies, and giving effect to the categories of adjustments, set forth in Exhibit A of the Merger Agreement, including to record the applicable investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820 and ASC 946. LIEN’s calculation of its NAV per share, as so adjusted, is referred to as the “Closing LIEN NAV,” and REFI’s statement of its adjusted book value per share is referred to as the “Closing REFI NAV”. The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement. The “Exchange Ratio” is the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV.
No fractional shares of LIEN Common Stock will be issued, and holders of REFI Common Stock will receive cash in lieu of fractional shares.
Approval of the Merger Proposal requires the affirmative vote of (A) at least a majority of the outstanding shares of REFI Common Stock and (B) at least a majority of the shares of REFI Common Stock voted at the REFI Special Meeting held by REFI Shareholders unaffiliated with the parties to the Merger Agreement and related persons. This “majority-of-the-minority-shares-voted” voting requirement means that the Merger Proposal cannot be approved without the affirmative vote of a majority of the shares held by REFI Shareholders who vote on the Merger Proposal and are unaffiliated with the parties to the Merger Agreement and related persons. Your vote is therefore particularly important.
The market value of the consideration to be received by REFI Shareholders will fluctuate with changes in the market price of LIEN Common Stock. You are urged to obtain current market quotations of LIEN Common Stock. LIEN Common Stock trades on the Nasdaq Global Market (“NASDAQ”) under the ticker symbol “LIEN.” The following table shows the closing sale price of LIEN Common Stock, as reported on NASDAQ on June 16, 2026, the last trading day before the execution of the Merger Agreement, and on [ ], 2026, the last trading day before the date of this document.

LIEN Common Stock
Closing NASDAQ Sales Price on [ ], 2026	$
Closing NASDAQ Sales Price on [ ], 2026	$

The notice of the REFI Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Merger and the business to be conducted at the REFI Special Meeting.
Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the REFI Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.
Sincerely yours,

Peter Sack
Co-Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of LIEN Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated [  ], 2026 and it is first being mailed or otherwise delivered to REFI Shareholders on or about [    ], 2026.

Chicago Atlantic BDC, Inc. 600 Madison Avenue, Suite 1800 New York, NY 10022 (312) 625-9295	Chicago Atlantic Real Estate Finance, Inc. 420 N. Wabash Avenue, Suite 500 Chicago, IL 60611 (312) 625-9295

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.
420 N. Wabash Avenue, Suite 500
Chicago, IL 60611
(312) 625-9295
NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON [ ], 2026
Notice is hereby given to the owners of shares of common stock (the “REFI Shareholders”) of Chicago Atlantic Real Estate Finance, Inc., a Maryland corporation (“REFI”), that:
A Special Meeting of Shareholders (the “REFI Special Meeting”) of REFI will be held virtually on [ ], 2026 at [ ], Eastern Time, at the following website: www.[  ].com, for REFI Shareholders to consider and vote on:
(i)
the approval of REFI’s election (the “BDC Election”) to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing a Form N-54A with the U.S. Securities and Exchange Commission (the “SEC”) (such proposal, the “BDC Election Proposal”); and

(ii)
the approval of a new 1940 Act compliant investment advisory agreement by and between REFI and Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company (“LIEN Adviser”) (such proposal, the “New BDC Advisory Agreement Proposal” and, together with the BDC Election, the “BDC Election Matters”);

(iii)
the adoption of the Agreement and Plan of Merger, dated as of June 17, 2026 (the “Merger Agreement”), by and among REFI, Chicago Atlantic BDC, Inc., a Maryland corporation (“LIEN”), LIEN Adviser (for the limited purposes set forth therein) and Chicago Atlantic REIT Manager, LLC, a Delaware limited liability company (“REFI Manager”) (for the limited purposes set forth therein) (such proposal, the “Merger Proposal”); and

(iv)
the approval of the adjournment of the REFI Special Meeting, from time to time, if necessary or appropriate, including (a) to permit the filing and SEC acceptance of the BDC Election and the REFI Board’s consideration and adoption of the approvals required to be made by the REFI Board pursuant to Rule 17a-8 of the 1940 Act (the “Post-BDC Election Approvals”) prior to the vote on the Merger Proposal, and (b) to solicit additional proxies if there are insufficient votes to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal (the “REFI Adjournment Proposal”), and together with the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal, the “REFI Proposals”).

Closing of the Merger (as defined below) is contingent upon (i) REFI Shareholder approval of the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal, (ii) approval by holders of common stock of LIEN (“LIEN Shareholders”) of (a) the issuance of shares of LIEN common stock, par value $0.01 per share (“LIEN Common Stock”), pursuant to the Merger Agreement and (b) the Merger Agreement, (iii) receipt by REFI of the Post-BDC Election Approvals, and (iv) certain other closing conditions.
Pursuant to the Merger Agreement, REFI will merge with and into LIEN, with LIEN as the surviving company (the “Merger”). Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of REFI common stock, par value $0.01 per share (“REFI Common Stock”), issued and outstanding immediately prior to the date and time when the Merger becomes effective (the “Merger Effective Time”) will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN Common Stock equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be adjusted if, between the Determination Date (as defined below) and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period.
Under the terms of the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective date of the Merger (such date, the “Determination Date”) (i) LIEN will deliver to REFI a calculation of its net asset value (“NAV”) per share as of such date, and (ii) REFI will deliver to LIEN a statement of its adjusted book value per share as of such date. Each such calculation will be prepared in accordance with the valuation principles, assumptions and methodologies, and giving effect to the categories of adjustments, set forth in Exhibit A of the Merger Agreement, including to record the applicable investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820 and ASC 946. LIEN’s calculation of its NAV per share, as so adjusted, is referred to as the “Closing LIEN NAV,” and REFI’s statement of its adjusted book value per share is referred to as the “Closing REFI NAV.” The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement. The “Exchange Ratio” is the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV. See “Summary of the Merger — Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the REFI Special Meeting if you were a REFI Shareholder of record at the close of business on [   ], 2026. Whether or not you expect to be present virtually at the REFI Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve any of the REFI Proposals at the time of the REFI Special Meeting, or to permit the filing and SEC acceptance of the BDC Election and the REFI Board’s consideration and adoption of the Post-BDC Election Approvals prior to the vote on the Merger Proposal, the REFI Special Meeting may be adjourned in accordance with the REFI Adjournment Proposal. See “The REFI Special Meeting” and “REFI Proposal IV — REFI Adjournment Proposal” in the accompanying joint proxy statement/prospectus for additional information.
The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.
THE REFI BOARD, INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, AND UPON RECOMMENDATION OF A SPECIAL COMMITTEE OF THE REFI BOARD OF DIRECTORS COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF REFI (THE “REFI SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED THE REFI PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE REFI PROPOSALS

By Order of the REFI Board of Directors,

Phillip Silverman
Chief Financial Officer, Treasurer and Secretary
[ ], 2026

This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the REFI Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the REFI Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the REFI Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of REFI Manager, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from REFI Shareholders. The address of REFI Manager is 420 N. Wabash Avenue, Suite 500, Chicago, IL 60611.
Important notice regarding the availability of proxy materials for the REFI Special Meeting, REFI’s joint proxy statement/prospectus and the proxy card are available at www.[    ].com.

i

ii

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by LIEN (File No. 333-[  ]), constitutes a prospectus of LIEN under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of LIEN Common Stock to be issued to REFI Shareholders as required by the Merger Agreement.
This document also constitutes a joint proxy statement of LIEN and REFI under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) a special meeting of LIEN Shareholders (the “LIEN Special Meeting”), at which LIEN Shareholders will be asked to vote upon (i) the issuance of the LIEN Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”) (ii) the Merger Agreement, including the Merger and related transactions and (iii) the adjournment of the LIEN Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the foregoing proposals (the “LIEN Adjournment Proposal”) (collectively with the Merger Stock Issuance Proposal and the Merger Agreement, the “LIEN Proposals”); and (2) a special meeting of REFI Shareholders (the “REFI Special Meeting”), at which REFI Shareholders will be asked to vote on (i) REFI’s election (the “BDC Election”) to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing a Form N-54A with the SEC (such proposal, the “BDC Election Proposal”), (ii) a new 1940 Act compliant investment advisory agreement by and between REFI and LIEN Adviser (such proposal, the “New BDC Advisory Agreement Proposal”), (iii) the adoption of the Merger Agreement, pursuant to which the Merger will be consummated (such proposal, the “Merger Proposal”) and (iv) the adjournment of the REFI Special Meeting, from time to time, if necessary or appropriate, including (a) to permit the filing and SEC acceptance of the BDC Election and the REFI Board’s consideration and adoption of the approvals required to be made by the REFI Board pursuant to Rule 17a-8 of the 1940 Act prior to the vote on the Merger Proposal, and (b) to solicit additional proxies if there are insufficient votes to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal (such proposal, the “REFI Adjournment Proposal” and together with the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal, the “REFI Proposals”).
You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote your shares of LIEN Common Stock or REFI Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [   ], 2026. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to LIEN Shareholders or REFI Shareholders nor the issuance of LIEN Common Stock in connection with the Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding LIEN has been provided by LIEN and information contained in this joint proxy statement/prospectus regarding REFI has been provided by REFI.
When used in this document, unless otherwise indicated in this document or the context otherwise requires:
•	“Advisers” refers, collectively, to LIEN Adviser and REFI Manager;
•
“Affiliate” of a Person refers to any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

•	“BDC” refers to a business development company;
•	“BDC Election” refers to REFI’s election to be regulated as a BDC under the 1940 Act, by filing a Form N-54A with the SEC;
•	“BDC Election Matters” refers to the BDC Election and the New BDC Advisory Agreement;
•	“BDC Election Proposal” has the meaning set forth above;

•	“BDC Election Time” refers to the date and time when the Form N-54A relating to the BDC Election has been accepted for filing by the SEC;
•	“Business Day” refers to any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in The City of New York;
•
“Cancelled Shares” refers to shares of REFI Common Stock owned by LIEN or any of its consolidated subsidiaries, which are not converted into the right to receive the Merger Consideration in the Merger;

•	“Chicago Atlantic” refers, collectively, to the activities and operations of Chicago Atlantic Group, LP, of which LIEN Adviser and REFI Manager are indirect Affiliates;
•
“Closing Date” refers to the date of the closing of the Merger, which shall take place at 10:00 a.m. Eastern Time, via the electronic exchange of documents and executed signature pages, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions required to be met for the closing of the Merger (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties;

•
“Closing LIEN NAV” refers to the calculation of LIEN’s NAV per share as of the Determination Date, calculated in good faith as of such date and based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to NAV, as set forth in Exhibit A of the Merger Agreement;

•
“Closing REFI NAV” refers to the calculation of REFI’s adjusted book value per share as of the Determination Date, calculated in good faith as of such date and based on the valuation principles, assumptions and methodologies, and giving effect to the categories of adjustments, set forth in Exhibit A of the Merger Agreement, including to record REFI’s investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 and 946;

•	“Code” refers to the Internal Revenue Code of 1986, as amended;
•
“Control” refers to the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

•	“Determination Date” refers to an agreed upon date no earlier than 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time;
•	“Eversheds Sutherland” refers to Eversheds Sutherland (US) LLP, legal counsel to the LIEN Board and LIEN Special Committee;
•	“Exchange Ratio” refers to the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV, subject to adjustment as set forth in the Merger Agreement;
•	“GAAP” refers to generally accepted accounting principles in the United States;
•
“Governmental Entity” refers to any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing;

•	“KBW” refers to Keefe, Bruyette & Woods, Inc., financial advisor to the LIEN Special Committee;
•	“Koach Transaction” has the meaning set forth in “Summary of the Merger — The Parties to the Merger — Chicago Atlantic Real Estate Finance, Inc.”;
•	“LIEN” refers to Chicago Atlantic BDC, Inc.;
•	“LIEN Administration Agreement” refers to the administration agreement by and between LIEN and LIEN Adviser, dated July 27, 2021;
•	“LIEN Adviser” refers to Chicago Atlantic BDC Advisers, LLC, the investment adviser to LIEN;
•	“LIEN Board” refers to the board of directors of LIEN;

•	“LIEN Bylaws” refers to the Second Amended and Restated Bylaws of LIEN;
•	“LIEN Charter” refers to the Articles of Amendment and Restatement of LIEN;
•	“LIEN Common Stock” refers to shares of LIEN common stock, par value $0.01 per share;
•	“LIEN Independent Directors” refers to the independent members of the LIEN Board in their capacity as such;
•	“LIEN Investment Advisory Agreement” refers to the investment advisory agreement by and between LIEN and LIEN Adviser, dated October 1, 2024;
•	“LIEN Shareholders” refers to the holders of LIEN Common Stock;
•	“LIEN Special Committee” refers to the special committee of the LIEN Board comprised of the LIEN Independent Directors;
•
“LIEN Unaffiliated Shareholders” refers to the holders of LIEN Common Stock, excluding LIEN, LIEN Adviser, REFI, REFI Manager, any director or executive officer of any of the foregoing, any shareholder that has executed a Support Agreement or any of their respective Affiliates;

•	“Merger” refers to the merger of REFI with and into LIEN, with LIEN as the surviving company;
•
“Merger Agreement” refers to the Agreement and Plan of Merger, dated June 17, 2026, by and among LIEN, REFI, LIEN Adviser (for the limited purposes set forth therein) and REFI Manager (for the limited purposes set forth therein);

•	“Merger Consideration” refers to the shares of LIEN Common Stock (and cash in lieu of fractional shares) to be received by REFI Shareholders in the Merger, in accordance with the Exchange Ratio;
•	“Merger Effective Time” refers to the effective time of the Merger;
•	“Merger Proposal” has the meaning set forth above;
•	“MGCL” refers to the Maryland General Corporation Law, as amended;
•	“NASDAQ” refers to the Nasdaq Global Market;
•	“NAV” refers to net asset value;
•	“New BDC Advisory Agreement” refers to the new 1940 Act compliant investment advisory agreement by and between REFI and LIEN Adviser to be entered into in connection with the BDC Election;
•	“New BDC Advisory Agreement Proposal” has the meaning set forth above;
•	“Nixon Peabody” refers to Nixon Peabody LLP, legal counsel to the REFI Special Committee;
•	“Oppenheimer” refers to Oppenheimer & Co. Inc., financial advisor to the REFI Special Committee;
•
“Person” refers to an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization;

•
“Post-BDC Election Approvals” refers to the approvals required to be made by the REFI Board (upon recommendation of the REFI Special Committee) pursuant to Rule 17a-8 under the 1940 Act following the BDC Election Time and prior to the Merger Effective Time;

•	“REFI” refers to Chicago Atlantic Real Estate Finance, Inc. and, where applicable, its consolidated subsidiaries;
•	“REFI Adjournment Proposal” has the meaning set forth above;
•	“REFI Board” refers to the board of directors of REFI;
•	“REFI Bylaws” refers to the Amended and Restated Bylaws of REFI;
•	“REFI Charter” refers to the Articles of Amendment and Restatement of REFI;
•	“REFI Common Stock” refers to shares of REFI common stock, par value $0.01 per share;

•
“REFI Core Earnings” refers to REFI’s net income (loss) for the applicable period, computed in accordance with GAAP, excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to REFI Manager under the REFI Management Agreement (the “REFI Incentive Fee”), (iii) depreciation and amortization, (iv) any unrealized gains or losses or other non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income and (v) one-time events pursuant to changes in GAAP and certain non-cash charges;

•	“REFI Incentive Plan” refers to the Chicago Atlantic Real Estate Finance, Inc. 2021 Omnibus Incentive Plan, as may be amended from time to time;
•	“REFI Independent Directors” refers to the independent members of the REFI Board in their capacity as such;
•	“REFI Manager” refers to Chicago Atlantic REIT Manager, LLC, the investment manager to REFI;
•
“REFI Management Agreement” refers to the management agreement between REFI and REFI Manager in effect as of the date of this joint proxy statement/prospectus, which will terminate automatically at the BDC Election Time;

•	“REFI Proposals” has the meaning set forth above;
•	“REFI Restricted Stock” refers to shares of restricted stock of REFI issued pursuant to the REFI Incentive Plan;
•	“REFI Shareholders” refers to the holders of REFI Common Stock;
•	“REFI Special Committee” refers to the special committee of the REFI Board comprised of the REFI Independent Directors;
•
“REFI Unaffiliated Shareholders” refers to the holders of REFI Common Stock, excluding LIEN, LIEN Adviser, REFI, REFI Manager, any director or executive officer of any of the foregoing, any shareholder that has executed a Support Agreement or any of their respective Affiliates;

•	“Registration Statement” refers to the registration statement on Form N-14 filed with the SEC by LIEN, of which this joint proxy statement/prospectus forms a part;
•	“REIT” refers to a real estate investment trust;
•	“RIC” refers to a regulated investment company;
•	“Sequencing Adjournment” has the meaning set forth in “REFI Proposal IV — Approval of the REFI Adjournment Proposal”;
•	“Solicitation Adjournment” has the meaning set forth in “REFI Proposal IV — Approval of the REFI Adjournment Proposal”;
•
“Support Agreements” refer to the Voting and Support Agreements, dated as of June 17, 2026, entered into with LIEN and REFI, respectively, by (i) each of LIEN Adviser, John Mazarakis, Anthony Cappell and Scott Gordon, in its/his capacity as a shareholder of LIEN; and (ii) each of John Mazarakis, Anthony Cappell, David Kite, Peter Sack and Phil Silverman, in his capacity as a shareholder of REFI, pursuant to which, among other things, it/he is agreeing to vote its/his shares of LIEN Common Stock and REFI Common Stock in favor of the LIEN Proposals and REFI Proposals; and

•
“Tax Dividend” refers to a dividend or dividends, with respect to any applicable tax year, that shall have the effect of (i) distributing to the REFI Shareholders all of REFI’s previously undistributed “earnings and profits” for U.S. federal income tax purposes described in Section 852(a)(2)(B) of the Code, (ii) providing REFI a deduction for dividends paid under Section 561 of the Code sufficient to reduce both its REIT taxable income and its net capital gain (if any) to zero for its taxable year ending with the Merger Effective Time.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for each of the LIEN Special Meeting and the REFI Special Meeting.
Introduction and Proposals
Q:	Why am I receiving these materials?
A:
LIEN is furnishing these materials in connection with the solicitation of proxies by the LIEN Board for use at the LIEN Special Meeting to be held virtually on [   ], 2026 at [  ], Eastern Time, at the following website: www.[  ].com, and any adjournments or postponements thereof.

REFI is furnishing these materials in connection with the solicitation of proxies by the REFI Board for use at the REFI Special Meeting to be held virtually on [   ], 2026 at [  ], Eastern Time, at the following website: www.[ ].com, and any adjournments or postponements thereof.
This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [ ], 2026 to shareholders of record of LIEN and REFI described below and are available at www.[   ].com.
Q:	What items will be considered and voted on at the LIEN Special Meeting?
A:	At the LIEN Special Meeting, LIEN Shareholders will be asked to approve the LIEN Proposals.
Q:	What items will be considered and voted on at the REFI Special Meeting?
A:	At the REFI Special Meeting, REFI Shareholders will be asked to approve the REFI Proposals.
Q:	How does the LIEN Board recommend voting on the LIEN Proposals at the LIEN Special Meeting?
A:
After careful consideration, on the recommendation of the LIEN Special Committee, the LIEN Board unanimously approved the Merger Agreement, including the Merger and the related transactions. The LIEN Board, including each of the LIEN Independent Directors, unanimously recommends that LIEN Shareholders vote “FOR” the LIEN Proposals.

Q:	How does the REFI Board recommend voting on the REFI Proposals at the REFI Special Meeting?
A:
After careful consideration, on the recommendation of the REFI Special Committee, the REFI Board unanimously approved the BDC Election, the New BDC Advisory Agreement, and the Merger Agreement, including the Merger and the related transactions. The REFI Board, including each of the REFI Independent Directors, unanimously recommends that REFI Shareholders vote “FOR” each of the REFI Proposals.

Proposal-Specific Explanations
Q:	What is the BDC Election, and why is REFI asking REFI Shareholders to approve it?
A:
The BDC Election is REFI’s election to be regulated as a BDC under the 1940 Act, which REFI will take effect by filing a Form N-54A with the SEC. Following the BDC Election Time, REFI will be subject to the regulatory framework of the 1940 Act applicable to BDCs.

REFI is making the BDC Election because the Merger Agreement requires REFI to elect to be regulated as a BDC prior to the completion of the Merger. LIEN is already regulated as a BDC under the 1940 Act, and Rule 17a-8 under the 1940 Act (which provides an exemption from the affiliated-transaction prohibitions of Section 17(a) of the 1940 Act for mergers between certain affiliated investment companies and BDCs) requires both parties to the Merger to be registered investment companies or BDCs at the time of the Merger.
The principal effects of the BDC Election on REFI include the following:
•
REFI will become subject to the affiliate-transaction prohibitions of Section 17(a) of the 1940 Act, the affiliate-transaction restrictions of Section 57 of the 1940 Act (which applies specifically to BDCs), the leverage limits of Section 61 of the 1940 Act, and other regulatory requirements applicable to BDCs.

•
REFI’s investment advisory arrangement will change. Beginning at the BDC Election Time, the REFI Management Agreement with REFI Manager will terminate automatically, and REFI will be advised by LIEN Adviser pursuant to the New BDC Advisory Agreement, which REFI Shareholders are being asked to approve as the New BDC Advisory Agreement Proposal. See “Questions and Answers about the Special Meetings and the Merger — What will happen to the REFI Management Agreement and the New BDC Advisory Agreement in connection with the Merger?”

Because REFI intends to complete the BDC Election immediately prior to the completion of the Merger, REFI is expected to operate as a stand-alone BDC only for a short period of time, between the BDC Election Time and the Merger Effective Time. Following the Merger, the combined company will continue to be regulated as a BDC under the 1940 Act.
REFI Shareholders are being asked to approve the BDC Election Proposal at the initial session of the REFI Special Meeting. See “REFI Proposal I — Approval of the BDC Election Proposal” and “Risk Factors” for additional information.
Q:	What are the “Post-BDC Election Approvals,” and am I being asked to vote on them?
A:
No. The “Post-BDC Election Approvals” are approvals that must be made by the REFI Board (acting upon the recommendation of the REFI Special Committee) under Rule 17a-8 of the 1940 Act after REFI files its election to be regulated as a BDC. Rule 17a-8 of the 1940 Act permits certain mergers involving affiliated investment companies and BDCs to proceed on the basis of specified board findings, including a determination that participation in the Merger is in the best interests of REFI and that the interests of existing REFI Shareholders will not be diluted as a result of the Merger. Receipt of the Post-BDC Election Approvals is a condition to the completion of the Merger, but REFI Shareholders are not being asked to vote on those approvals. REFI Shareholders are being asked only to vote on the REFI Proposals, as described elsewhere in this joint proxy statement/prospectus.

Q:	What is the REFI Adjournment Proposal, and why is REFI asking shareholders to approve it?
A:	The REFI Adjournment Proposal asks REFI Shareholders to approve the adjournment of the REFI Special Meeting, from time to time, if necessary or appropriate, for two purposes.
First, the REFI Special Meeting is expected to be conducted in two sessions to accommodate the sequencing required by the Merger Agreement and the 1940 Act. At the initial session, REFI Shareholders will be asked to vote on the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the REFI Adjournment Proposal. Following the vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal, the REFI Special Meeting will be adjourned to permit (i) the filing of the BDC Election with the SEC and the occurrence of the BDC Election Time and (ii) the REFI Board’s consideration and adoption of the Post-BDC Election Approvals required under Rule 17a-8 of the 1940 Act. The REFI Special Meeting will thereafter be reconvened, and REFI Shareholders will be asked to vote on the Merger Proposal at the reconvened session. This planned adjournment is referred to as the “Sequencing Adjournment.”
Second, the REFI Adjournment Proposal also permits the REFI Special Meeting to be adjourned, at the initial session or the reconvened session, if there are insufficient votes to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal, or in the absence of a quorum, so that additional proxies may be solicited. This contingent adjournment is referred to as the “Solicitation Adjournment.”
Approval of the REFI Adjournment Proposal provides the REFI Board with the authority and flexibility to complete both the planned sequencing of the REFI Special Meeting and, if needed, to solicit additional proxies to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal.
Q:	When will the REFI Special Meeting be reconvened for the vote on the Merger Proposal?
A:
The REFI Special Meeting is expected to be conducted in two sessions, which are expected to occur on the same day. REFI expects the Sequencing Adjournment to last only a short period of time, during which (i) REFI will file the BDC Election with the SEC and, upon acceptance of such filing, the BDC Election Time will occur, and (ii) the REFI Board (acting upon the recommendation of the REFI Special Committee) will consider and adopt the Post-BDC Election Approvals. The REFI Special Meeting will thereafter be reconvened, most likely on the same day, and REFI Shareholders will vote on the Merger Proposal at the reconvened session. The specific time of the reconvened session will be announced at the initial session of the REFI Special Meeting. No separate notice of the reconvened session will be required.
Proxies submitted for the initial session of the REFI Special Meeting will remain valid for the reconvened session, subject to each REFI Shareholder’s right to revoke or change its proxy prior to the vote on the Merger Proposal. See “The REFI Special Meeting — Revocability of Proxies” for information on how to revoke or change your proxy.
No proxy voted against the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal will be voted in favor of the REFI Adjournment Proposal.
Q:	What will happen to the REFI Management Agreement and the New BDC Advisory Agreement in connection with the Merger?
A:
The REFI Management Agreement, between REFI and REFI Manager, will terminate automatically immediately after the BDC Election Time. Beginning at the BDC Election Time, REFI will be advised by LIEN Adviser pursuant to the New BDC Advisory Agreement (which REFI Shareholders are being asked to approve as the New BDC Advisory Agreement Proposal and is substantially similar to the LIEN Investment Advisory Agreement).

The New BDC Advisory Agreement will remain in effect only for the period between the BDC Election Time and the Merger Effective Time, which is expected to be a matter of hours on the same day as the REFI Special Meeting. Immediately after the occurrence of the Merger Effective Time, the New BDC Advisory Agreement will terminate automatically. Following the Merger, the combined company will be advised by LIEN Adviser pursuant to the existing LIEN Investment Advisory Agreement.
REFI Shareholders are being asked to approve the New BDC Advisory Agreement Proposal because REFI is required under Section 15 of the 1940 Act to obtain shareholder approval of any investment advisory agreement, and REFI must have a 1940 Act compliant advisory agreement in place from and after the BDC Election Time. The short duration of the New BDC Advisory Agreement reflects the sequencing of the transaction: REFI must first elect to be regulated as a BDC (which requires a 1940 Act compliant advisory agreement) before the Merger can be completed. See “Description of New BDC Advisory Agreement” and “REFI Proposal II — Approval of the New BDC Advisory Agreement Proposal” for additional information.
Q:	What is the LIEN Adjournment Proposal, and why is LIEN asking shareholders to approve it?
A:
The LIEN Adjournment Proposal asks LIEN Shareholders to approve the adjournment of the LIEN Special Meeting, from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Stock Issuance Proposal or Merger Agreement, or in the absence of a quorum.

Approval of the LIEN Adjournment Proposal provides the LIEN Board with the authority and flexibility to solicit additional proxies to approve the Merger Stock Issuance Proposal or the Merger Agreement, if necessary.
Q:	What are the Support Agreements, and how do they affect the vote at the LIEN Special Meeting and the REFI Special Meeting?
A:
The Support Agreements are the Voting and Support Agreements, dated as of June 17, 2026, entered into with LIEN and REFI, respectively, by certain shareholders of LIEN and REFI. The LIEN support agreement was entered into by LIEN Adviser, John Mazarakis, Anthony Cappell and Scott Gordon, in each case in its or his capacity as a shareholder of LIEN. The REFI support agreement was entered into by John Mazarakis, Anthony Cappell, David Kite, Peter Sack and Phil Silverman, in each case in his capacity as a shareholder of REFI.

Under the Support Agreements, among other things, each supporting shareholder has agreed to vote its or his shares of LIEN Common Stock or REFI Common Stock, as applicable, in favor of the proposals to be considered at the applicable special meeting. Accordingly, the LIEN supporting shareholders have agreed to vote their shares of LIEN Common Stock in favor of the LIEN Proposals at the LIEN Special Meeting, and the REFI supporting shareholders have agreed to vote their shares of REFI Common Stock in favor of the REFI Proposals at the REFI Special Meeting.
As a result, the shares subject to the Support Agreements are expected to be voted in favor of the applicable proposals at the LIEN Special Meeting and the REFI Special Meeting, which may increase the likelihood that the required shareholder approvals will be obtained.

Vote Required and Board Recommendations on Specific Proposals
Q:	What vote is required to approve the Merger Stock Issuance Proposal being considered at the LIEN Special Meeting?
A:
The affirmative vote of a majority of the votes cast by LIEN Shareholders at the LIEN Special Meeting virtually or by proxy is required for approval of the Merger Stock Issuance Proposal (meaning that the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Q:	What vote is required to approve the Merger Agreement, including the Merger and other transactions contemplated thereby, being considered at the LIEN Special Meeting?
A:
The affirmative vote of (A) at least a majority of the outstanding shares of LIEN Common Stock and (B) at least a majority of the shares of LIEN Common Stock voted at the LIEN Special Meeting held by the LIEN Unaffiliated Shareholders is required for approval of this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement.

Q:	What vote is required to approve the LIEN Adjournment Proposal?
A:
Approval of the LIEN Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the LIEN Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the LIEN Adjournment Proposal.

Q:	How does the LIEN Board recommend that I vote on the LIEN Proposals?
A:
The LIEN Board unanimously recommends that LIEN Shareholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the approval of the Merger Agreement, including the Merger and related transactions, and “FOR” the LIEN Adjournment Proposal.

Q:	What vote is required to approve the BDC Election Proposal and New BDC Advisory Agreement Proposal being considered at the REFI Special Meeting?
A:
Each of the BDC Election Proposal and the New BDC Advisory Agreement Proposal requires the affirmative vote of the lesser of: (1) 67% of the shares of REFI Common Stock present at the REFI Special Meeting if the holders of more than 50% of the outstanding shares of REFI Common Stock are present or represented by proxy, or (2) more than 50% of the outstanding shares of REFI Common Stock. This vote standard is required by Sections 8(b) and 15(a) of the 1940 Act. Abstentions will have the effect of a vote “AGAINST” each of the BDC Election Proposal and the New BDC Advisory Agreement Proposal.

Q:	What vote is required to approve the Merger Proposal being considered at the REFI Special Meeting?
A:
The affirmative vote of (A) at least a majority of the outstanding shares of REFI Common Stock and (B) at least a majority of the shares of REFI Common Stock voted at the REFI Special Meeting held by REFI Unaffiliated Shareholders is required for approval of this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of REFI Common Stock entitled to be cast at the REFI Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement.

Q:	What vote is required to approve the REFI Adjournment Proposal?
A:
Approval of the REFI Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the REFI Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the REFI Adjournment Proposal.

Q:	How does the REFI Board recommend that I vote on the REFI Proposals?
A:
The REFI Board unanimously recommends that REFI Shareholders vote “FOR” the BDC Election Proposal, “FOR” the New BDC Advisory Agreement Proposal, “FOR” the Merger Proposal and “FOR” the REFI Adjournment Proposal.

Voting Mechanics
Q:	If I am a LIEN Shareholder, what is the “Record Date” and what does it mean?
A:
The record date for the LIEN Special Meeting is [   ], 20[ ] (the “LIEN Record Date”). The LIEN Record Date is established by the LIEN Board, and only LIEN Shareholders at the close of business on the LIEN Record Date are entitled to receive notice of the LIEN Special Meeting and vote at the LIEN Special Meeting. As of the LIEN Record Date, there were [ ] shares of LIEN Common Stock outstanding.

Q:	If I am a REFI Shareholder, what is the “Record Date” and what does it mean?
A:
The record date for the REFI Special Meeting is [   ], 20[ ] (the “REFI Record Date”). The REFI Record Date is established by the REFI Board, and only REFI Shareholders at the close of business on the REFI Record Date are entitled to receive notice of the REFI Special Meeting and vote at the REFI Special Meeting. As of the REFI Record Date, there were [  ] shares of REFI Common Stock outstanding.

Q:	If I am a LIEN Shareholder, how many votes do I have?
A:	Each share of LIEN Common Stock held by a holder of record as of the LIEN Record Date has one vote on each matter to be considered at the LIEN Special Meeting.
Q:	If I am a REFI Shareholder, how many votes do I have?
A:	Each share of REFI Common Stock held by a holder of record as of the REFI Record Date has one vote on each matter to be considered at the REFI Special Meeting.
Q:	If I am a LIEN Shareholder, how do I participate in the LIEN Special Meeting and vote?
A:
A LIEN Shareholder may vote virtually at the LIEN Special Meeting or by proxy in accordance with the instructions provided below. A LIEN Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.

•	By internet: www.[ ].com
•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] [Monday through Friday 9:00. a.m. until 10:00 p.m. Eastern Time] to reach a toll-free, live operator line.
•
By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [        ], 2026.

Important notice regarding the availability of proxy materials for the LIEN Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[ ].com.
Q:	If I am a REFI Shareholder, how do I participate in the REFI Special Meeting and vote?
A:
A REFI Shareholder may vote virtually at the REFI Special Meeting or by proxy in accordance with the instructions provided below. A REFI Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•	By internet: www.[ ].com
•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] [Monday through Friday 10:00. a.m. until 9:00 p.m. Eastern Time] to reach a toll-free, live operator line.
•
By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [  ], 2026.

Important notice regarding the availability of proxy materials for the REFI Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[ ].com.
Q:	What if a LIEN Shareholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of LIEN Common Stock received prior to the LIEN Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of LIEN Common Stock will be voted “FOR” the LIEN Proposals.

Q:	What if a REFI Shareholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of REFI Common Stock at the REFI Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of REFI Common Stock will be voted “FOR” the REFI Proposals.

Q:	If I am a LIEN Shareholder, how can I change my vote or revoke a proxy?
A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the LIEN Special Meeting, or by a notice, provided in writing and signed by you, delivered to LIEN’s Secretary on any Business Day before the date of the LIEN Special Meeting.

Q:	If I am a REFI Shareholder, how can I change my vote or revoke a proxy?
A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the REFI Special Meeting, or by a notice, provided in writing and signed by you, delivered to REFI’s Secretary on any Business Day before the date of the REFI Special Meeting.

Q:	If my shares of LIEN Common Stock or REFI Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?
A:
No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting. The LIEN Proposals and the REFI Proposals are non-routine matters, and brokers, banks and other nominees do not have discretionary authority to vote on non-routine matters without instructions from the beneficial owner. If you are a LIEN Shareholder and you hold shares in street name and do not provide voting instructions to your broker, your shares will not be voted at the LIEN Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Agreement, insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock. If you are a REFI Shareholder and you hold shares in street name and do not provide voting instructions to your broker, your shares will not be voted at the REFI Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal, insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of REFI Common Stock, the BDC Election Proposal and the New BDC Advisory Agreement Proposal.

Q:	What constitutes a “quorum” for the LIEN Special Meeting?
A:
A quorum for the LIEN Special Meeting requires the presence in person or by proxy of the holders of shares of LIEN Common Stock entitled to cast a majority of the votes entitled to be cast at the meeting. If quorum is not met, or if there are otherwise insufficient votes at the time of the LIEN Special Meeting to approve the Merger Stock Issuance Proposal or the Merger Agreement, the LIEN Special Meeting may be adjourned to solicit additional proxies. Adjournment may be effected either (i) by approval of the LIEN Adjournment Proposal by the LIEN Shareholders or (ii) by the chairman of the LIEN Special Meeting pursuant to the authority granted under the LIEN Bylaws.

If the LIEN Adjournment Proposal is approved, the chairman of the LIEN Special Meeting shall have the power to conclude or adjourn the LIEN Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the LIEN Special Meeting.
Q:	What constitutes a “quorum” for the REFI Special Meeting?
A:
A quorum for the REFI Special Meeting requires the presence in person or by proxy of the holders of shares of REFI Common Stock entitled to cast a majority of the votes entitled to be cast at the meeting. As described above, the REFI Special Meeting is expected to be conducted in two sessions on the same day. Following the vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal at the initial session, the REFI Special Meeting will be adjourned pursuant to the REFI Adjournment Proposal for the Sequencing Adjournment. In addition, if quorum is not met, or if there are otherwise insufficient votes at the time of the REFI Special Meeting to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal, the REFI Special Meeting may also be adjourned to solicit additional proxies. Adjournment may be effected either (i) by approval of the REFI Adjournment Proposal by the REFI Shareholders or (ii) by the chairman of the REFI Special Meeting pursuant to the authority granted under the REFI Bylaws.

If the REFI Adjournment Proposal is approved, the chairman of the REFI Special Meeting shall have the power to conclude or adjourn the REFI Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the REFI Special Meeting. No proxy voted against the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal will be voted in favor of the REFI Adjournment Proposal, unless otherwise designated.
Consequences and Logistics
Q:	What will happen if the proposals being considered at the LIEN Special Meeting and the REFI Special Meeting are not approved by the required vote?
A:
As discussed in more detail in this joint proxy statement/prospectus, closing of the Merger is conditioned on, among other things, (i) approval of the Merger Stock Issuance Proposal and Merger Agreement, including the Merger and related transactions, by LIEN Shareholders at the LIEN Special Meeting, (ii) approval of the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal by REFI Shareholders at the REFI Special Meeting, (iii) receipt by REFI of the Post-BDC Election Approvals, and (iv) the receipt of any required regulatory and other approvals. If the Merger Stock Issuance Proposal and/or Merger Agreement, including the Merger and related transactions, are not approved by LIEN Shareholders, then the Merger will not close. If the BDC Election Proposal, the New BDC Advisory Agreement and/or Merger Proposal are not approved by REFI Shareholders, then the Merger will not close.

If the Merger does not close because either LIEN Shareholders or REFI Shareholders do not approve the applicable proposals or any of the other conditions to the closing of the Merger are not satisfied or waived, each of LIEN and REFI will continue to operate pursuant to the current agreements in place for each, and each of LIEN’s and REFI’s respective directors and executive officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified or their resignation.
Q:	How will the final voting results be announced?
A:
Preliminary voting results will be announced at each special meeting. Final voting results will be published by LIEN and REFI in a current report on Form 8-K within four Business Days after the date of the LIEN Special Meeting and the REFI Special Meeting, respectively.

Q:	Will LIEN and REFI incur expenses in soliciting proxies?
A:
LIEN and REFI will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Shareholders and proxy card as follows: (i) LIEN shall be responsible to pay the first $200,000 of such fees and expenses; (ii) to the extent such fees and expenses exceed $200,000, REFI shall be responsible for the next $150,000; and (iii) to the extent that such fees and expenses exceed $350,000, both LIEN and REFI shall evenly split the payment of any and all remaining fees and expenses. LIEN and REFI have engaged [ ], an independent proxy solicitation firm to assist in the distribution of proxy materials, solicitation of proxies and tabulation of proxies. LIEN and REFI expect to pay [ ] approximately $[ ] plus reasonable out of pocket expenses for such services. In addition, LIEN and REFI have engaged [ ] for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $[ ] plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. No additional compensation will be paid to directors, officers or regular employees for such services.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Special Meetings and the Merger — Who is responsible for paying the expenses relating to completing the Merger?”
Q:	What does it mean if I receive more than one proxy card?
A:
Some of your shares of LIEN Common Stock or REFI Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?
A:
In accordance with regulations promulgated by the SEC, LIEN and REFI have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Shareholders and the applicable proxy card available to LIEN Shareholders and REFI Shareholders on the internet. Shareholders may (i) access and review the proxy materials of LIEN and REFI, as applicable, (ii) authorize their proxies, as described in “The LIEN Special Meeting —Voting of Proxies” and “The REFI Special Meeting — Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Special Meeting of Shareholders and each proxy card are available at www.[ ].com.
Q:	Will my vote make a difference?
A:
Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.

Q:	Whom can I contact with any additional questions?
A:	If you are a LIEN Shareholder or a REFI Shareholder, you can contact LIEN’s or REFI’s Investor Relations Departments at the below contact information with any additional questions:

LIEN	REFI
Investor Relations	Investor Relations
600 Madison Avenue, Suite 1800	420 N. Wabash Avenue, Suite 500
New York, NY 10022	Chicago, IL 60611
(312) 625-9295	(312) 625-9295

Q:	Where can I find more information about LIEN and REFI?
A:	You can find more information about LIEN and REFI in the documents described under the caption “Where You Can Find More Information.”
Q:	What do I need to do now?
A:
You are urged to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

The Merger
Q:	What will happen in the Merger?
A:
REFI will merge with and into LIEN, with LIEN as the surviving entity. Each share of REFI Common Stock (other than those held by LIEN or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio. As a result of the Merger, all shares of REFI Common Stock shall no longer be outstanding and shall automatically be cancelled and shall only represent the right to receive (i) the Merger Consideration (as defined below), (ii) cash in lieu of fractional shares and (iii) any dividends or other distributions payable pursuant to the Merger Agreement.

Q:	What will REFI Shareholders receive in the Merger?
A:
Pursuant to the Merger Agreement, at the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time, except for Cancelled Shares, but including the net number of shares of REFI Restricted Stock issued pursuant to the REFI Incentive Plan that vest immediately prior to the Merger Effective Time in accordance with the Merger Agreement, shall be converted into the right to receive the Merger Consideration, consisting of a number of shares of LIEN Common Stock equal to the Exchange Ratio, plus cash in lieu of any fractional shares.

As described in more detail in this joint proxy statement/prospectus, the Exchange Ratio is the ratio of the Closing REFI NAV to the Closing LIEN NAV.
See “Summary of the Merger — Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Q:	What will happen to outstanding REFI Restricted Stock in connection with the Merger?
A:
Immediately prior to the BDC Election Time, any vesting conditions applicable to each outstanding share of REFI Restricted Stock shall, automatically and without any required action on the part of the holder thereof, accelerate in full and thereafter participate in the Merger along with the other shares of REFI Common Stock; provided, however, that a number of shares of REFI Common Stock having a value equal to the taxes required to be withheld with respect to such vesting may be forfeited in respect of applicable tax withholding obligations, and REFI or LIEN, as the surviving entity in the Merger, will cause the corresponding payment to be remitted on behalf of the holder.

Q:	Will there be lock-ups in connection with the Merger?
A:
No lock-ups will be entered into in connection with the Merger. The shares of REFI Common Stock issued in the Koach Transaction are, however, subject to a lock-up as described under “Summary of the Merger — The Parties to the Merger — Chicago Atlantic Real Estate Finance, Inc.”

Q:	Is the Exchange Ratio subject to any adjustment?
A:
Yes. As described in more detail in this joint proxy statement/prospectus, the Exchange Ratio means the ratio (rounded to the fourth decimal place) of the Closing REFI NAV to the Closing LIEN NAV. The Exchange Ratio is determined as of the Determination Date. If between the Determination Date and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period, the Exchange Ratio will be adjusted to account for such increase, decrease or change, as applicable, in shares outstanding (to the extent not already taken into account in determining the Closing REFI NAV and/or the Closing LIEN NAV, as applicable). This adjustment will be made to provide REFI Shareholders and LIEN Shareholders the same economic effect as contemplated by the Merger Agreement prior to such increase, decrease or change, as applicable.

Q:	How does the Koach Transaction affect the Exchange Ratio?
A:
On July 9, 2026, REFI completed the Koach Transaction, issuing 4,306,754 shares of REFI Common Stock at a price of $14.53 per share, a premium to REFI’s latest publicly reported book value per share, in exchange for second lien promissory notes with an aggregate principal amount of approximately $62.5 million secured by a portfolio of retail cannabis properties. The issuance was permitted under the Merger Agreement, and the additional shares of REFI Common Stock outstanding, and the Koach Notes received in exchange (which will be treated as assets of REFI for purposes of calculating the Exchange Ratio), will be reflected in Closing REFI NAV per share and, therefore, the Exchange Ratio. See “Business of REFI” and “Risk Factors—Risks Relating to the Merger.”
Q:	Who is responsible for paying the expenses relating to completing the Merger?
A:
Except with respect to costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger, all fees and expenses incurred in connection with the BDC Election, Merger Agreement, Merger and related transactions shall be borne as follows: (i) the one half (1/2) of such fees shall be borne by LIEN and (ii) the remaining one half (1/2) of such fees shall be borne by REFI; provided, however, that REFI Manager shall pay $2,000,000 of such fees and expenses for which REFI Manager is responsible on behalf of REFI. With respect to the payment of the costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees payable to the SEC in connection with the Merger: (i) LIEN shall be responsible to pay the first $200,000 of such fees and expenses; (ii) to the extent such fees and expenses exceed $200,000, REFI shall be responsible for the next $150,000; and (iii) to the extent that such fees and expenses exceed $350,000, both LIEN and REFI shall evenly split the payment of any and all remaining fees and expenses.

Under Exhibit A of the Merger Agreement, the $2,000,000 REFI Manager contribution is effected as an upward adjustment to Closing REFI NAV rather than as a cash reimbursement to REFI. As a result, REFI Shareholders receive the economic benefit of REFI Manager’s contribution through additional shares of LIEN Common Stock at Closing, calculated in accordance with the Exchange Ratio formula. See “Description of the Merger Agreement — Expenses and Fees.”
If the Merger is consummated, it is anticipated that LIEN will bear net expenses of approximately $3.35 million in connection with the Merger, and REFI will bear net expenses of approximately $1.35 million in connection with the Merger.
Q:	Will I receive dividends after the Merger?
A:
Subject to applicable legal restrictions and the sole discretion of the LIEN Board, LIEN intends to declare and pay regular cash distributions to its shareholders on a quarterly basis. For a history of the dividends and distributions paid by LIEN since February 4, 2022, see “Market Price, Dividend and Distribution Information — Price Range of LIEN Common Stock.” The amount and timing of past dividends and distributions are not a guarantee of future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the LIEN Board and depend on LIEN’s cash requirements, its financial conditions and earnings, contractual restrictions, legal and regulatory considerations and other factors.

Following the Merger Effective Time, the record holders of shares of REFI Common Stock will be entitled to receive dividends or other distributions declared by the LIEN Board with a record date after the Merger Effective Time that are payable with respect to the whole shares of LIEN Common Stock represented by such shares of REFI Common Stock. For a history of the dividends and distributions paid by REFI beginning with the period ended March 31, 2022, see “Market Price, Dividend and Distribution Information − Price Range of REFI Common Stock.”
Q:	Will there be an impact on REFI’s dividends prior to completion of the Merger?
A:
Prior to the BDC Election Time, REFI will declare and pay one or more Tax Dividends to the extent needed to (i) eliminate all of REFI’s accumulated earnings and profits for U.S. federal income tax purposes, including any earnings and profits (A) attributable to any taxable year in which REFI was treated as a C corporation (and not as a REIT) for U.S. federal income tax purposes, (B) accumulated during any taxable year in which REFI qualified as a REIT to the extent not previously distributed, and (C) attributable to REFI’s taxable year ending as a result of the Merger (including any income recognized through the Merger Effective Time), and (ii) reduce REFI’s REIT taxable income and net capital gain (if any) to zero for REFI’s taxable year ending as a result of the Merger (taking into account the dividends paid deduction under Section 561 of the Code arising from such Tax Dividends). Prior to the BDC Election Time, REFI will engage an independent accounting firm to prepare a computation of accumulated earnings and profits confirming the amount of Tax Dividends, if any, that need to be distributed to satisfy the foregoing requirements.

As of [ ], REFI Shareholders would receive $[ ] per share of Tax Dividends.
Q:	Is the Merger subject to any third-party consents?
A:
Under the Merger Agreement, LIEN and REFI have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger and BDC Election, in the most expeditious manner practicable. As of the date of this joint proxy statement/prospectus, LIEN and REFI believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than shareholder approval and certain lender and derivative counterparty consents. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

Q:	How does LIEN’s investment objective and strategy differ from REFI’s?
A:
The investment objectives of LIEN and REFI are identical. The investment objective of each of LIEN and REFI is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. LIEN’s and REFI’s investment strategies are substantially similar. Both LIEN and REFI invest primarily in the cannabis sector, and LIEN Adviser and REFI Manager apply substantially similar underwriting philosophies to their respective portfolios. However, LIEN and REFI are subject to different regulatory frameworks that have shaped, and will continue to shape, the composition of their investment portfolios and the range of investments they may pursue.

LIEN is regulated as a BDC under the 1940 Act. LIEN’s strategy is to invest primarily in secured debt, unsecured debt, equity warrants and direct equity investments in privately held businesses. LIEN intends that its debt investments will often be secured by either a first or second priority lien on the assets of the portfolio company. LIEN expects its secured loans to be secured by various types of assets of its borrowers. While the types of collateral securing any given secured loan will depend on the nature of the borrower’s business, common types of collateral LIEN expects to secure its loans include real property and certain personal property, including equipment, inventory, receivables, cash, intellectual property rights and other assets to the extent permitted by applicable laws and the regulations governing LIEN’s borrowers. As a BDC, LIEN is required to invest at least 70% of its assets in “qualifying assets” as defined in Section 55(a) of the 1940 Act, but is not required to hold real-estate-collateralized investments or to focus on any particular industry sector.
REFI is currently taxed as a REIT for U.S. federal income tax purposes. REFI’s strategy is to originate, structure and invest in first mortgage loans and alternative structured financings secured by commercial real estate properties. REFI’s current portfolio is comprised primarily of senior loans to state-licensed operators in the cannabis industry, secured by real estate, equipment, receivables, licenses or other assets of the borrowers to the extent permitted by applicable laws and regulations governing such borrowers. In order to qualify as a REIT, REFI is required to satisfy the asset and income tests under Sections 856(c)(4) and 856(c)(3) of the Code, which effectively require that at least 75% of REFI’s assets consist of real estate assets (including real-estate-collateralized loans) and at least 75% of REFI’s gross income be derived from real-estate-related sources. These REIT qualification requirements have limited REFI’s ability to invest in loans and other assets not predominantly collateralized by real estate, and have precluded REFI from pursuing certain non-cannabis lending opportunities originated by the Chicago Atlantic platform that would otherwise fit REFI’s underwriting criteria.
Following the Merger, the combined company will operate under LIEN’s investment strategy and regulatory framework rather than REFI’s, with the effects described below.
•
Broader investment mandate. The combined company will not be subject to the REIT qualification requirements described above and will therefore be permitted to pursue a broader range of investments, including loans and other assets not predominantly collateralized by real estate and investments in non-cannabis sectors, subject to the 1940 Act “qualifying assets” test applicable to BDCs. As a result, REFI Shareholders who receive shares of LIEN Common Stock in the Merger will have exposure to a portfolio with a broader investment mandate than REFI’s current strategy.

•
Different regulatory framework. Following the Merger (and, as to REFI, from and after the BDC Election Time), REFI Shareholders will hold shares of an entity subject to the 1940 Act, including the affiliate-transaction prohibitions of Section 17(a), the affiliate-transaction restrictions of Section 57, the leverage limits of Section 61, and other requirements applicable to BDCs, rather than the REIT rules under Sections 856 through 860 of the Code.

•
No immediate repositioning of REFI’s portfolio. LIEN Adviser and REFI Manager do not currently anticipate any material repositioning of REFI’s existing investment portfolio outside of the ordinary course in connection with the Merger. However, over time, the combined company may pursue new investment opportunities that would not have been available to REFI as a REIT, and the composition of the combined company’s portfolio is expected to evolve accordingly.

•
Investments Reported at Fair Value. LIEN will recognize the acquired investment portfolio (including the Koach Transaction assets) as investment assets measured at fair value in its Statements of Assets and Liabilities and Schedule of Investments, consistent with the acquisition method (ASC 805-50) and ASC 946.

For a more detailed discussion of the differences between the regulatory frameworks applicable to LIEN and REFI and the related impact on REFI Shareholders, see “Risk Factors — Risks Relating to the Merger.”
Q:	How will the combined company be managed following the Merger?
A:
LIEN Adviser will continue to serve as investment adviser of the combined company following completion of the Merger pursuant to the terms of the LIEN Investment Advisory Agreement. Pursuant to the Merger Agreement, upon completion of the Merger, the LIEN Board will consist of three REFI Independent Directors (Elizabeth Stavola, Brandon Konigsberg and Jason Papastavrou), two LIEN Independent Directors ([ ] and [ ]) and two directors affiliated with LIEN Adviser or its Affiliates ([ ] and [ ]). Following completion of the Merger, Scott Gordon, who currently serves as Executive Chairman and Co-Chief Investment Officer of LIEN, is expected to serve as Executive Chairman and Co-Chief Investment Officer of the surviving company; Umesh Mahajan, who currently serves as Co-Chief Investment Officer of LIEN, is expected to serve as Co-Chief Investment Officer of the surviving company; Gianni Fazio, who currently serves as Chief Accounting Officer of LIEN, is expected to serve as Chief Accounting Officer of the surviving company; Dino Colonna, who currently serves as President of LIEN, is expected to serve as Co-President of the surviving company; David Kite, who currently serves as President of REFI, is expected to serve as Co-President of the surviving company; Andrew Lovitt, who currently serves as Chief Compliance Officer of LIEN, is expected to serve as Chief Compliance Officer of the surviving company; Peter Sack, who currently serves as Chief Executive Officer of LIEN, is expected to serve as Chief Executive Officer of the surviving company; and Phillip Silverman, who currently serves as Chief Financial Officer of REFI, is expected to serve as Chief Financial Officer of the surviving company. See “Management after the Merger” and “Interests of Certain Persons in the Merger.”

Q:	How will management and incentive fees at the combined company compare to management and incentive fees at REFI?
A:
Following the completion of the Merger, the combined company will continue to be externally managed by LIEN Adviser pursuant to the LIEN Investment Advisory Agreement, and REFI Shareholders who receive shares of LIEN Common Stock in the Merger will bear the fees payable under the LIEN Investment Advisory Agreement rather than the fees payable under the REFI Management Agreement with REFI Manager. The Merger will not result in any change to the fee structure under the LIEN Investment Advisory Agreement.

Under the LIEN Investment Advisory Agreement, fees payable to LIEN Adviser are equal to (a) a base management fee of 1.75% of the average value of LIEN’s gross assets at the end of the two most recent quarters (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents, and (b) an incentive fee based on LIEN’s performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of LIEN’s “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” of 1.75% per quarter (7% annualized), and a “catch-up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the LIEN Investment Advisory Agreement) and equals 20% of LIEN’s realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee (the “Incentive Fee on Capital Gains”). While the LIEN Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the Incentive Fee on Capital Gains, as required by GAAP, LIEN accrues the Incentive Fee on Capital Gains on unrealized capital appreciation exceeding unrealized depreciation; this accrual is recorded for financial reporting purposes only, and no amount attributable to unrealized appreciation is payable to LIEN Adviser unless and until the related gains are actually realized.
Under the REFI Management Agreement, REFI Manager is entitled to receive a base management fee, calculated and payable quarterly in arrears, in an amount equal to 0.375% of REFI’s Equity, determined as of the last day of each such quarter, reduced by an amount equal to 50% of the pro rata amount of origination fees earned and paid to REFI Manager during the applicable quarter for loans that were originated on REFI’s behalf by REFI Manager or its affiliates. In addition to the base management fee, REFI Manager is entitled to receive incentive compensation under the REFI Management Agreement based upon REFI’s achievement of targeted levels of Core Earnings, equal to 20% of Core Earnings in excess of a hurdle rate of 8% per annum on REFI’s Equity, with no “catch-up” feature. The REFI Management Agreement does not provide for a separate capital gains incentive fee.
With respect to the base management fee, LIEN’s base management fee is calculated on gross assets (including assets acquired with the use of leverage), whereas REFI’s base management fee is calculated on equity and is subject to the origination fee offset described above, such that, at comparable leverage levels, the base management fee borne by the combined company is expected to be greater, as a percentage of net assets, than the base management fee historically borne by REFI. In addition, origination and similar fee income earned on the combined company’s investments will generally be recognized as investment income of the combined company (and will be included in Pre-Incentive Fee Net Investment Income subject to the income incentive fee), whereas 50% of certain origination fees paid to REFI Manager have historically been credited against REFI’s base management fee.
With respect to incentive fees, LIEN’s income incentive fee is subject to a 7% annualized hurdle rate with a full “catch-up,” whereas REFI’s incentive compensation is subject to an 8% hurdle with no “catch-up.” In addition, the two structures treat capital gains differently: under the LIEN Investment Advisory Agreement, realized and unrealized capital gains and losses are excluded from Pre-Incentive Fee Net Investment Income, and realized capital gains are instead subject to the separate Incentive Fee on Capital Gains described above, which is not subject to a hurdle, whereas under the REFI Management Agreement, realized gains and losses are not excluded from Core Earnings (only unrealized gains and losses and other non-cash items are excluded from that measure) and therefore are reflected in REFI’s incentive compensation, subject to the 8% hurdle, when realized. For a more detailed discussion of the fees payable by the combined company, including comparative pro forma fee and expense information, see “Comparative Fees and Expenses”.
Q:	What is the combined company’s expected capital structure following the Merger?
A:
Following the Merger, the combined company’s equity capitalization will consist of a single class of LIEN Common Stock, with approximately [45,999,318] shares expected to be outstanding immediately following the Merger Effective Time (based on shares of LIEN Common Stock and REFI Common Stock outstanding as of [March 31, 2026] and an assumed Exchange Ratio of 1.08).

With respect to indebtedness, the $100.0 million LIEN Revolving Credit Facility is expected to remain in place following the Merger. The $110.0 million REFI Revolving Credit Facility is expected to remain outstanding and become an obligation of the combined company at the Merger Effective Time, and the $50.0 million aggregate principal amount of REFI Unsecured Notes are expected to remain outstanding and become obligations of the combined company by operation of the Merger.
On a pro forma basis as of March 31, 2026, after giving effect to the Merger and the related transactions, the combined company would have had approximately $171.6 million of total borrowings outstanding, total liabilities of $201.2 million, and total assets of approximately $813.8 million, representing asset coverage ratio of approximately 492%, substantially in excess of the minimum 150% asset coverage requirement applicable to LIEN as a BDC under the 1940 Act. See “Capitalization” and “Senior Securities of LIEN.”
Q:	Are LIEN Shareholders able to exercise appraisal rights?
A:
No. LIEN Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the LIEN Special Meeting. Any LIEN Shareholder may abstain from voting or vote against any of such matters.

Q:	Are REFI Shareholders able to exercise appraisal rights?
A:
No. REFI Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the REFI Special Meeting. Any REFI Shareholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Merger?
A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, LIEN and REFI are working to complete the Merger in the fourth quarter of 2026. It is currently expected that the Merger will be completed promptly following receipt of the required shareholder approvals at the LIEN Special Meeting and the REFI Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q:	Is the Merger expected to be taxable to LIEN Shareholders?
A:	No. The Merger is not expected to be a taxable event for LIEN Shareholders.
Q:	Is the Merger expected to be taxable to REFI Shareholders?
A:
No. The merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. It is a condition to LIEN’s and REFI’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. REFI Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of REFI Common Stock for shares of LIEN Common Stock pursuant to the Merger, except with respect to cash received in lieu of fractional shares of LIEN Common Stock. REFI Shareholders should read the section entitled “Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to a REFI Shareholder will depend on the particular tax situation of such shareholder. REFI Shareholders should consult with their own tax advisors to determine the tax consequences of the Merger to them.

Q:	What happens if the Merger is not consummated?
A:
If the Merger is not approved by the requisite vote of REFI Shareholders, or if the issuance of shares of LIEN Common Stock in connection with the Merger is not approved by the requisite vote of LIEN Shareholders or if the Merger is not completed for any other reason, REFI Shareholders will not receive any payment for their shares of REFI Common Stock in connection with the Merger. Instead, REFI will remain an independent company.

Q:	Did the LIEN Special Committee receive an opinion from the LIEN Special Committee’s financial advisor regarding the Exchange Ratio?
A:	Yes. For more information, see “The Merger — Opinion of the LIEN Special Committee’s Financial Advisor” and Annex B.
Q:	Did the REFI Special Committee receive an opinion from the REFI Special Committee’s financial advisor regarding the Exchange Ratio?
A:	Yes. For more information, see “The Merger — Opinion of the REFI Special Committee’s Financial Advisor” and Annex C.

SUMMARY OF THE MERGER
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Merger. See the section entitled “Where You Can Find More Information” beginning on page 203. For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 35.
The Parties to the Merger
Chicago Atlantic BDC, Inc.

600 Madison Avenue
Suite 1800
New York, NY 10022
(312) 625-9295
LIEN was formed on January 25, 2021 as a corporation under the laws of the State of Maryland. LIEN is a specialty finance company focused on investing in companies in highly complex and highly regulated industries typically underserved by other capital providers, including investing across the cannabis ecosystem through investments in the form of direct loans to privately held cannabis companies. Although LIEN primarily focuses on investments in the cannabis industry, LIEN may also invest in growth and technology companies, esoteric and asset-based lending opportunities, and liquidity solutions opportunities.
LIEN’s investment objective is to maximize risk-adjusted returns on equity for LIEN Shareholders. LIEN seeks to capitalize on, among other things, what LIEN believes to be nascent cannabis industry growth, and drive return on equity by generating current income from its debt investments and capital appreciation from its equity and equity-related investments. LIEN intends to achieve its investment objective by investing primarily in secured debt, unsecured debt, equity warrants and direct equity investments in privately held businesses. LIEN intends that its debt investments will often be secured by either a first or second priority lien on the assets of the portfolio company, can include either fixed or floating rate terms and will generally have a term of between three and six years from the original investment date. To date, LIEN has been focused on investing in first lien secured, fixed and floating rate debt with terms of two to four years. LIEN expects its secured loans to be secured by various types of assets of its borrowers. While the types of collateral securing any given secured loan will depend on the nature of the borrower’s business, common types of collateral LIEN expects to secure its loans include real property and certain personal property, including equipment, inventory, receivables, cash, intellectual property rights and other assets to the extent permitted by applicable laws and the regulations governing LIEN’s borrowers. Certain attractive assets of LIEN’s cannabis borrowers, such as cannabis licenses and cannabis inventory, may not be able to be used as collateral or transferred to LIEN. In some of LIEN’s portfolio investments, LIEN expects to receive nominally priced equity warrants and/or make direct equity investments in connection with a debt investment. In addition, a portion of LIEN’s portfolio may be comprised of derivatives, including total return swaps.
Generally, the loans LIEN invests in have a complete set of financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, LIEN may invest in “covenant-lite” loans. LIEN uses the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent LIEN invests in “covenant-lite” loans, LIEN may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.
The loans in which LIEN tends to invest typically pay interest at rates which are determined periodically on the basis of U.S. Prime Rate (“PRIME”) or Secured Overnight Financing Rate (“SOFR”) plus a premium. The loans in which LIEN has invested and expects to invest are typically made to U.S. and, to a limited extent, non-U.S. (including emerging market) corporations, partnerships and other business entities which operate in various industries and geographical regions. These loans typically are not rated or are rated below investment grade. Securities rated below investment grade are often referred to as “high-yield” or “junk” securities, and may be considered a higher risk than debt instruments that are rated above investment grade.
LIEN has typically invested in and expects to continue to invest in loans made primarily to private leveraged lower middle-market and middle-market companies with up to $100 million of earnings before interest, taxes, depreciation and amortization, or “EBITDA.” LIEN’s business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. LIEN expects that its investments will generally range between $2 million and $50 million each, although LIEN expects that this investment size will vary proportionately with the size of LIEN’s capital base. LIEN has an active pipeline of investments and is currently reviewing approximately $[ ] million of potential investments in varying stages of underwriting.
The following describes the four primary current sub-strategies of LIEN’s principal investment strategy. LIEN is not required to have a minimum investment in any of these sub-strategies.
Cannabis
All of LIEN’s cannabis investments are designed to be compliant with all applicable laws and regulations within the jurisdictions in which they are made or to which LIEN is otherwise subject, including U.S. federal laws. LIEN will make equity investments only in companies that are compliant with all applicable laws and regulations within the jurisdictions in which they are located or operate, including U.S. federal laws. LIEN may make loans to companies that LIEN determines based on its due diligence are licensed in, and complying with, state-regulated cannabis programs, regardless of their status under U.S. federal law, so long as the investment itself is designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which LIEN is otherwise subject, including U.S. federal law. LIEN seeks to expand the compliant cannabis investment activities of LIEN Adviser’s leading investment platform in the cannabis industry. LIEN primarily seeks to partner with private equity firms, entrepreneurs, business owners and management teams to provide credit and equity financing alternatives to support buyouts, recapitalizations, growth initiatives, refinancings and acquisitions across cannabis companies, including cannabis-enabling technology companies, cannabis-related health and wellness companies, and hemp and cannabidiol (“CBD”) distribution companies. Under normal circumstances, each such cannabis company derives at least 50% of its revenues or profits from, or commits at least 50% of its assets to, activities related to cannabis at the time of LIEN’s investment in the cannabis company. LIEN is not required to invest a specific percentage of its assets in such cannabis companies, and LIEN may make debt and equity investments in other companies regardless of sector.
LIEN Adviser seeks to invest in cannabis companies that it believes have some or all of the following characteristics:
•	Growth or EBITDA positive entities
•	Companies that require capital but do not want to dilute their equity
•	Companies that are showing strong cash flow performance with low leverage profiles
•	Transactions that tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry
•	Low debt to enterprise value
Growth & Technology
LIEN’s growth and technology sub-strategy is focused on industry leaders and disruptive companies that are experiencing strong growth trajectories and typically need capital to support continued revenue growth or expansion of the business. In most cases, these businesses have found a niche in their respective markets, proven their customer value proposition, and have already reached significant revenue milestones. These businesses include both private equity and venture capital backed businesses, as well as non-sponsor backed companies. In most cases, a significant amount of equity capital has been raised, resulting in low overall loan to enterprise value.
The Adviser seeks to invest in growth and technology focused companies that it believes have some or all of the following characteristics:
•	Industry leaders and disruptive companies experiencing strong growth
•	Companies that have raised significant equity capital validating market value

•	Industry focus typically includes software, hardware, e-commerce, direct to consumer and other fast-growing companies
•	Liquidity covenants that ensure such company has adequate cash runway
•	Low debt to enterprise value
•	Profitable or demonstrated path to near term profitability
Esoteric & Asset-Based Lending
The esoteric and asset-based lending sub-strategy is focused on established companies with strong cash flow profiles in industries that carry idiosyncratic or reputational risks, which limit access to traditional sources of capital. The sub-strategy also includes companies or opportunities that have strong asset collateral coverage, low loan values or other attractive risk-reward features. The lack of access to traditional sources of capital typically enables LIEN to extract lender-friendly terms and covenants from companies with relatively low leverage and overall credit risk.
The Adviser seeks to invest in esoteric industries or companies in need of asset-based loans that it believes have some or all of the following characteristics:
•	Companies that are showing strong cash flow performance with low leverage profiles, but the industries carry regulatory, reputational or other risks
•	Companies with attractive assets, including, but not limited to, accounts receivable, equipment or real estate
•	Transactions that tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry or situation
•	Low debt to asset value and/or enterprise value ratios
Liquidity Solutions
The liquidity solutions lending sub-strategy is typically focused on event-driven opportunities including, but not limited to, mergers, acquisitions, refinancings, dividend recaps or other strategically driven liquidity needs to established businesses. These businesses also tend to be in complex industries, have time-sensitive aspects to financing, or require idiosyncratic structuring expertise that enable LIEN to extract relatively lender friendly terms and covenants.
The Adviser seeks to invest in liquidity solutions opportunities that it believes have some or all of the following characteristics:
•	Financing is typically event driven
•	Companies that are pursuing a merger, acquisition, refinancing, dividend recap, or other strategic liquidity need
•	Companies that are showing strong cash flow performance with low leverage profiles
•	Companies that have multiple areas of value and liquidity in addition to the underlying business
•	Low debt to enterprise value ratios
On February 8, 2022, LIEN closed its initial public offering (“IPO”) and its common stock began trading on the NASDAQ on February 4, 2022. Since October 2, 2024, LIEN Common Stock has traded on the NASDAQ under the symbol “LIEN.”
As of March 31, 2026, based on fair value, LIEN’s portfolio consisted of 91.1% first lien senior secured loans, 7.7% senior secured notes, 0.7% warrants, 0.4% second lien senior secured loans and 0.1% preferred stock. As of March 31, 2026, 76.4% of LIEN’s debt investments based on outstanding principal balance represented floating-rate investments based on PRIME and SOFR and approximately 23.6% of LIEN’s debt investments based on outstanding principal balance represented fixed rate investments. As of March 31, 2026, LIEN’s investment portfolio had an aggregate fair value of approximately $364 million across 40 portfolio companies.
LIEN uses the North American Industry Classification System (“NAICS”) code for classifying the industry grouping of its portfolio companies, excluding any portfolio company operating in the cannabis industry. As of March 31, 2026, LIEN’s portfolio was invested across nine different industries. The largest industry in LIEN’s portfolio as of March 31, 2026 was cannabis, which represented 76.4% of LIEN’s total portfolio, based on fair value.

LIEN is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. LIEN has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. As a BDC and a RIC, LIEN is required to comply with certain regulatory requirements. As a BDC, at least 70% of LIEN’s assets must be assets of the type listed in Section 55(a) of the 1940 Act. LIEN will not invest more than 20% of its total assets in companies whose principal place of business is outside the United States.
LIEN generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the LIEN Board in its sole discretion.
LIEN is advised by LIEN Adviser pursuant to the LIEN Investment Advisory Agreement. LIEN Adviser is registered as an investment adviser with the SEC. LIEN Adviser is an affiliate of Chicago Atlantic Group, LP (together with its affiliates, “Chicago Atlantic”) and part of Chicago Atlantic’s credit platform, which focuses on direct lending. See “Summary of the Merger — About Chicago Atlantic’s Credit Platform.” To achieve its investment objective, LIEN will leverage Chicago Atlantic’s, and, in particular, LIEN Adviser’s investment committee’s (the “LIEN Adviser Investment Committee”) extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that LIEN will achieve its investment objective.
LIEN may borrow money from time to time if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, LIEN can borrow up to $2 for every $1 of investor equity. LIEN currently has in place a senior secured revolving credit facility (the “LIEN Revolving Credit Facility”) and in the future may enter into additional credit facilities. LIEN expects to use its credit facility and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.
Chicago Atlantic Real Estate Finance, Inc.

420 North Wabash Avenue
Suite 500
Chicago, Illinois 60611
(312) 625-9295
REFI is a Maryland corporation formed on March 30, 2021. REFI’s primary investment objective is to provide attractive, risk-adjusted returns for shareholders over time primarily through consistent current income dividends and other distributions and secondarily through capital appreciation. REFI intends to achieve this objective by originating, structuring and investing in first mortgage loans and alternative structured financings secured by commercial real estate properties. REFI’s current portfolio is comprised primarily of senior loans to state-licensed operators in the cannabis industry, secured by real estate, equipment, receivables, licenses or other assets of the borrowers to the extent permitted by applicable laws and regulations governing such borrowers. REFI aims to maintain a diversified portfolio across jurisdictions and verticals, including cultivators, processors, dispensaries, and other businesses ancillary thereto.
REFI’s loans to portfolio companies operating in the cannabis industry may include companies that REFI determines, based on REFI’s due diligence, are licensed in and in compliance with, state-regulated cannabis programs, regardless of their status under U.S. federal law, so long as the investment itself is designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which REFI is otherwise subject, including U.S. federal law. REFI will not own any warrants or other forms of equity in any of its portfolio companies involved in the cannabis industry, unless the portfolio companies are listed on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or NASDAQ, and such ownership is permitted by applicable U.S. federal laws and regulations, including those applicable to NYSE or NASDAQ issuers, as the case may be.
REFI believes that cannabis operators’ limited access to traditional bank and non-bank financing has provided attractive opportunities for REFI to make loans to companies that exhibit strong fundamentals but require more customized financing structures and loan products than regulated financial institutions can provide in the current regulatory environment. REFI believes that continued state-level legalization of cannabis for medical and adult use creates an increased loan demand by companies operating in the cannabis industry and property owners leasing to cannabis tenants. Furthermore, REFI believes it is differentiated from its competitors because it seeks to target operators and facilities that exhibit lower-risk characteristics on a relative basis, which REFI believes include generally limiting exposure to ground-up construction, lending to cannabis operators with operational and/or profitable facilities, diversification of geographies and distribution channels, among other factors. Additionally, REFI Manager seeks to invest in transactions that tend to be attractively priced and have stronger than normal covenants and amortization due to complexity of the industry and in cannabis companies that it believes have some or all of the following characteristics:
•	Growth or EBITDA positive entities
•	Companies that require capital but do not want to dilute their equity
•	Companies that demonstrate strong cash flow performance with low leverage profiles
•	Low debt to enterprise value ratios
REFI’s loans are generally secured by real estate and, when lending to owner-operators in the cannabis industry, other collateral, such as equipment, receivables, intellectual property, licenses or other assets of the borrowers to the extent permitted by applicable laws and regulations governing such borrowers. REFI also seeks personal or corporate guarantees for additional credit protection on its loans.
Generally, the loans REFI invests in have a complete set of financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, REFI occasionally invests in “covenant-lite” loans. REFI uses the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent REFI invests in “covenant-lite” loans, REFI may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.
REFI may also invest in companies or properties that are not related to the cannabis industry that provide return characteristics consistent with REFI’s investment objective. From time to time, REFI may also invest in mezzanine loans, preferred equity or other forms of joint venture equity to the extent consistent with REFI’s exemption from registration under the 1940 Act and maintaining REFI’s qualification as a REIT. REFI may enter into credit agreements with borrowers that permit them to incur debt that ranks equally with, or senior to, the loans REFI extends to such companies under such credit agreements.
On December 8, 2021, REFI Common Stock was listed and began trading on the NASDAQ under the symbol “REFI.”
As of March 31, 2026, REFI’s loan portfolio included 29 loans held for investment, with $413.6 million in principal outstanding, and approximately $4.5 million in unfunded commitments under delayed draw term loan facilities.
As of March 31, 2026, REFI’s loan portfolio had a weighted-average yield-to-maturity internal rate of return (“YTM IRR”) of 15.8% and was substantially secured by real estate and, with respect to certain of REFI’s loans, substantially all assets of the borrowers and certain of their subsidiaries, including equipment, receivables, and licenses. As of March 31, 2026, 64.8% of REFI’s loans represented floating-rate investments based on PRIME and SOFR and approximately 35.2% of REFI’s loans represented fixed rate investments.
REFI is externally managed by REFI Manager pursuant to the terms of the management agreement dated May 1, 2021, and amended in October 2021, by and among the REFI and REFI Manager (the “REFI Management Agreement”). REFI Manager is wholly owned by Chicago Atlantic Group, L.P. and part of Chicago Atlantic’s credit platform, which focuses on direct lending. See “Summary of the Merger — About Chicago Atlantic’s Credit Platform.” To achieve its investment objective, REFI will leverage Chicago Atlantic’s, and, in particular, REFI Manager’s investment committee’s (the “REFI Manager Investment Committee”) extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that REFI will achieve its investment objective.
REFI is a commercial mortgage REIT. REFI has elected to be taxed as a REIT for U.S. federal income tax purposes under the Code. REFI generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the REFI Board in its sole discretion.

REFI currently has in place a loan and security agreement (the “REFI Revolving Credit Facility”) and in the future may enter into additional credit facilities. In addition, REFI has issued $50 million in senior unsecured notes (the “REFI Unsecured Notes”) and in the future may issue additional unsecured notes. REFI expects to use its credit facility and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.
On July 9, 2026, REFI entered into a Loan Agreement with Koach Capital Fund I LLC, Koach Capital Fund II LP, Koach Capital Fund III LP and their respective wholly-owned subsidiaries (collectively, “Koach”), pursuant to which REFI issued 4,306,754 shares of REFI Common Stock, at a price of $14.53 per share, in a private placement in exchange for second lien promissory notes issued by Koach in an aggregate principal amount of approximately $62.5 million (collectively, the “Koach Notes” and, such transaction, the “Koach Transaction”). The shares issued to Koach represent approximately 16.8% of the shares of REFI Common Stock outstanding immediately after giving effect to the issuance. The Koach Notes are individually secured by mortgages on 32 retail and related properties leased to cannabis operators, are subordinate to senior first lien indebtedness of approximately $39 million as of the closing date, bear interest at an aggregate rate of 12.0% per annum (10.0% cash and 2.0% payment-in-kind), have an aggregate weighted average time to maturity of approximately 12 years, and provide for an exit fee of 2.5x the commitment amount of each Koach Note. The Koach investors are subject to lock-up letters restricting transfers of their shares of REFI Common Stock for periods of three months (as to 20% of the shares) and six months (as to the remaining 80% of the shares), in each case following the closing date, subject to limited exceptions. For additional information regarding the Koach Transaction, see REFI’s Current Report on Form 8-K filed with the SEC on July 13, 2026, which is incorporated by reference into this joint proxy statement/prospectus.
Because the Koach Transaction was consummated prior to the Determination Date, the additional shares of REFI Common Stock issued in the Koach Transaction and the assets of REFI attributable to the Koach Notes will be reflected in the calculation of the Closing REFI NAV per share, and therefore in the Exchange Ratio. REFI expects the Koach Transaction to be neutral or slightly accretive to REFI’s adjusted book value per share, consistent with the expectations described to the REFI Special Committee and the REFI Board prior to their approval of the Merger Agreement. However, the actual impact of the Koach Transaction on the Closing REFI NAV per share, and therefore on the Exchange Ratio, will not be determinable until the Determination Date and may differ from these expectations. See “Risk Factors — Risks Relating to the Merger.”
Chicago Atlantic BDC Advisers, LLC

600 Madison Avenue,
Suite 1800,
New York, NY 10022
(312) 625-9295
LIEN Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, subject to the overall supervision of the LIEN Board, manages LIEN’s day-to-day operations, and provides investment advisory and management services to LIEN. LIEN Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. LIEN Adviser is responsible for managing LIEN’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring LIEN’s investments, and monitoring LIEN’s portfolio companies on an ongoing basis through a team of investment professionals. LIEN Adviser is a Delaware limited liability company and an affiliate of Chicago Atlantic and part of Chicago Atlantic’s credit platform, which focuses on direct lending. See “Summary of the Merger — About Chicago Atlantic’s Credit Platform.”
LIEN Adviser Investment Committee is currently led by Peter Sack, Scott Gordon, Umesh Mahajan, John Mazarakis and Andreas Bodmeier, and is supported by certain members of LIEN Adviser’s senior executive team and Chicago Atlantic’s credit platform’s investment committees. Following completion of the Merger, the LIEN Adviser Investment Committee is expected to be comprised of: Peter Sack, Scott Gordon, Umesh Mahajan, Anthony Cappell, John Mazarakis and David Kite.
LIEN Adviser and its affiliates may face conflicts in the allocation of investment opportunities to LIEN and others. In order to address these conflicts, LIEN Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of LIEN.”

LIEN Adviser also serves as LIEN’s administrator pursuant to the LIEN Administration Agreement. See “Comparative Fees and Expenses” and “Certain Relationships and Related Party Transactions of LIEN” for a discussion of the fees and expenses LIEN pays to LIEN Adviser pursuant to the LIEN Investment Advisory Agreement and LIEN Administration Agreement.
Chicago Atlantic REIT Manager, LLC

420 North Wabash Avenue
Suite 500
Chicago, Illinois 60611
(312) 625-9295
REFI Manager, subject to the overall supervision of the REFI Board, manages REFI’s day-to-day operations, and provides management services to REFI. REFI Manager and/or its affiliates may engage in certain origination activities and receive arrangement, structuring or similar fees. REFI Manager is responsible for managing REFI’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring REFI’s investments, and monitoring REFI’s portfolio companies on an ongoing basis through a team of investment professionals. REFI Manager is a Delaware limited liability company that is wholly owned by Chicago Atlantic Group, LP. and is part of Chicago Atlantic’s credit platform. See “Summary of the Merger — About Chicago Atlantic’s Credit Platform.”
REFI Manager and its affiliates may face conflicts in the allocation of investment opportunities to REFI and others. In order to address these conflicts, REFI Manager and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of REFI.”
See “Comparative Fees and Expenses” and “Certain Relationships and Related Party Transactions of REFI” for a discussion of the fees and expenses REFI pays to REFI Manager pursuant to the REFI Management Agreement.
About Chicago Atlantic’s Credit Platform
Chicago Atlantic’s credit platform focuses on direct lending. Chicago Atlantic’s credit platform is comprised of LIEN Adviser, REFI Manager and Chicago Atlantic Advisers, LLC and its relying advisers, each of which is an affiliate of Chicago Atlantic. Chicago Atlantic’s credit platform is led by John Mazarakis, Scott Gordon, Anthony Cappell, Peter Sack, David Kite and Umesh Mahajan.
As of March 31, 2026, Chicago Atlantic had approximately $2.4 billion in capital under management (total committed investor capital, total available leverage including undrawn capital and capital invested by co-investors and managed by the firm).
Chicago Atlantic focuses on direct lending primarily to privately-held lower and middle-market companies typically with up to $100 million of earnings before interest, taxes, depreciation and amortization, or “EBITDA,” across the following four investment sub-strategies which are offered through a BDC, a REIT, private funds and separately managed accounts:

Strategy	Funds

Cannabis Lending. The cannabis lending strategy seeks to generate current income and, to a lesser extent, capital appreciation by partnering with private equity firms, entrepreneurs, business owners and management teams to provide credit and equity financing alternatives that support buyouts, recapitalizations, growth initiatives, refinancings and acquisitions across cannabis companies, including cannabis-enabling technology companies, cannabis-related health and wellness companies, and hemp and CBD distribution companies. All cannabis investments are designed to be compliant with applicable laws and regulations in the relevant jurisdictions, including U.S. federal law; equity investments are made only in companies compliant with such laws, while loans may be made to companies licensed in, and complying with,
The cannabis lending strategy is primarily offered through LIEN, REFI, the private funds and separately managed accounts.

Strategy	Funds

state-regulated cannabis programs regardless of their U.S. federal status, so long as the investment itself is designed to be compliant. Under normal circumstances, each cannabis company derives at least 50% of its revenues or profits from, or commits at least 50% of its assets to, cannabis-related activities at the time of investment, though the Chicago Atlantic platform does not mandate a specific percentage of assets be invested in cannabis companies and entities may invest in other companies regardless of sector. Chicago Atlantic targets companies exhibiting some or all of the following: growth or positive EBITDA; a need for capital without equity dilution; strong cash flow with low leverage; attractive pricing with better-than-normal covenants and amortization given the industry’s complexity; and low debt-to-enterprise value.

Growth and Technology Lending. The growth and technology lending strategy focuses on industry leaders and disruptive companies experiencing strong growth trajectories that typically need capital to support continued revenue growth or business expansion. In most cases, these businesses have found a niche in their respective markets, proven their customer value proposition, and reached significant revenue milestones; they include private equity- and venture capital-backed businesses as well as non-sponsor-backed companies, and in most cases have raised a significant amount of equity capital, resulting in low overall loan to enterprise value. Chicago Atlantic targets growth and technology focused companies that it believes have some or all of the following characteristics: industry leaders and disruptive companies experiencing strong growth; companies that have raised significant equity capital validating market value; an industry focus typically including software, hardware, e-commerce, direct-to-consumer and other fast-growing companies; liquidity covenants that ensure adequate cash runway; low debt to enterprise value; and profitable operations or a demonstrated path to near-term profitability.
The growth and technology lending strategy is primarily offered through LIEN, the private funds and separately managed accounts.

Esoteric and Asset-Based Lending. The esoteric and asset-based lending strategy focuses on established companies with strong cash flow profiles in industries that carry idiosyncratic or reputational risks that limit access to traditional sources of capital, as well as companies or opportunities with strong asset collateral coverage, low loan values or other attractive risk-reward features. The lack of access to traditional sources of capital typically enables Chicago Atlantic to extract lender-friendly terms and covenants from companies with relatively low leverage and overall credit risk. Chicago Atlantic targets esoteric industries or companies in need of asset-based loans that it believes have some or all of the following characteristics: strong cash flow performance with low leverage profiles in industries that carry regulatory, reputational or other risks; attractive assets, including but not limited to accounts receivable, equipment or real estate; transactions that tend to be attractively priced with better-than-normal covenants and amortization given the complexity of the industry or situation; and low debt to asset value and/or enterprise value ratios.
The esoteric and asset-based lending strategy is primarily offered through LIEN, the private funds and separately managed accounts.

Strategy	Funds

Liquidity Solutions Lending. The liquidity solutions lending strategy typically focuses on event-driven opportunities for established businesses, including but not limited to mergers, acquisitions, refinancings, dividend recaps or other strategically driven liquidity needs. These businesses also tend to be in complex industries, have time-sensitive financing aspects, or require idiosyncratic structuring expertise that enables the fund to extract relatively lender-friendly terms and covenants. Chicago Atlantic targets liquidity solutions opportunities that it believes have some or all of the following characteristics: financing that is typically event-driven; companies pursuing a merger, acquisition, refinancing, dividend recap or other strategic liquidity need; strong cash flow performance with low leverage profiles; multiple areas of value and liquidity in addition to the underlying business; and low debt to enterprise value ratios.
The liquidity solutions lending strategy is primarily offered through LIEN, the private funds and separately managed accounts.

LIEN, REFI and the private funds and separately managed accounts managed by Chicago Atlantic are referred to as the “Chicago Atlantic Credit Clients.”
Merger Structure
Pursuant to the terms of the Merger Agreement, at the Merger Effective Time, REFI will merge with and into LIEN in accordance with the Maryland General Corporation Law (“MGCL”), with LIEN as the surviving entity. As of the Merger Effective Time, the separate corporate existence of REFI will cease and LIEN will continue its existence as a corporation under the laws of the State of Maryland.
At the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time, except for Cancelled Shares, if any, but including the net number of shares of REFI Restricted Stock that vest immediately prior to the Merger Effective Time, if any, shall be converted into the right to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio in connection with the closing of the Merger.
The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. LIEN and REFI encourage their respective shareholders to read the Merger Agreement carefully and, in its entirety, as it is the principal legal document governing the Merger.
Merger Consideration
If the Merger is consummated, each REFI Shareholder will be entitled to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio for each share of REFI Common Stock, which Exchange Ratio will be appropriately adjusted if, between the Determination Date and the Merger Effective Time, (i) either LIEN or REFI declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been authorized and declared with a record date within such period, in each case, to provide LIEN Shareholders and REFI Shareholders the same economic effect as contemplated by the Merger Agreement prior to such event. Closing of the Merger is contingent upon (i) LIEN Shareholder approval of the Merger Stock Issuance Proposal and the Merger Agreement, including the Merger and related transactions, (ii) REFI Shareholder approval of the BDC Election Matters and the Merger Proposal, and (iii) certain other closing conditions. No fractional shares of LIEN Common Stock will be issued, and holders of REFI Common Stock will receive cash in lieu of fractional shares.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date. As of the Determination Date, LIEN will deliver to REFI its calculation of the Closing LIEN NAV and REFI will deliver to LIEN its calculation of the Closing REFI NAV, in each case based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to NAV, as set forth in Exhibit A of the Merger Agreement. The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.

The Exchange Ratio is the ratio of the Closing REFI NAV to the Closing LIEN NAV, rounded to the nearest four decimal places. As reflected in the illustrative calculations below, Closing LIEN NAV is calculated based on LIEN’s calculations of its NAV per share as of the Determination Date, and Closing REFI NAV is calculated based on REFI’s statement of its adjusted book value per share as of the Determination Date, in each case prepared in accordance with the valuation principles, assumptions and methodologies, and giving effect to the categories of adjustments, set forth in Exhibit A of the Merger Agreement, including to record the applicable investment portfolio at fair value in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820 and ASC 946, and an upward adjustment of $2,000,000 to Closing REFI NAV reflecting REFI Manager’s contribution toward transaction expenses.
Illustrative Exchange Ratio Calculations*

	Example A	Example B	Example C
Closing LIEN NAV(1)	$13.33	$13.30	$13.27
Closing REFI NAV(2)	$14.39	$14.60	$14.71
Exchange Ratio	$14.39 / $13.33 = 1.0795	$14.60 / $13.30 = 1.0977	$14.71 / $13.27 = 1.1085
	Each REFI Shareholder would receive 1.0795 shares of LIEN Common Stock per share of REFI Common Stock	Each REFI Shareholder would receive 1.0977 shares of LIEN Common Stock per share of REFI Common Stock	Each REFI Shareholder would receive 1.1085 shares of LIEN Common Stock per share of REFI Common Stock

*
This disclosure is merely illustrative and is not intended to represent any specific scenario under which the Exchange Ratio will be calculated.
(1)	The Closing LIEN NAV in each of Example A, Example B and Example C is based on the NAV per share of LIEN Common Stock as of March 31, 2026, December 31, 2025 and September 30, 2025, respectively.
(2)	The Closing REFI NAV in each of Example A, Example B and Example C is based on the book value per share of REFI Common Stock, as of March 31, 2026, December 31, 2025 and September 30, 2025.
Dividends and Distributions
Prior to the BDC Election Time, REFI will declare and pay one or more Tax Dividends in an aggregate amount sufficient to (i) eliminate all of REFI’s accumulated earnings and profits for U.S. federal income tax purposes, including any earnings and profits (A) attributable to any taxable year in which REFI was treated as a C corporation (and not as a REIT) for U.S. federal income tax purposes, (B) accumulated during any taxable year in which REFI qualified as a REIT to the extent not previously distributed, and (C) attributable to REFI’s taxable year ending as a result of the Merger (including any income recognized through the Merger Effective Time), and (ii) reduce REFI’s real estate investment trust taxable income and net capital gain (if any) to zero for REFI’s taxable year ending as a result of the Merger (taking into account the dividends paid deduction as defined in Section 561 of the Code arising from such Tax Dividends). Prior to the BDC Election Time, REFI shall engage an independent accounting firm to prepare a computation of accumulated earnings and profits confirming the amount of Tax Dividends that needs to be distributed to satisfy the foregoing requirements.
Following the Merger Effective Time, the record holders of shares of REFI Common Stock at the Merger Effective Time shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Merger Effective Time theretofore payable with respect to the whole shares of LIEN Common Stock represented by such shares of REFI Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of LIEN Common Stock represented by such shares of REFI Common Stock with a record date after the Merger Effective Time (but before the issuance of LIEN Common Stock issuable with respect to such shares of REFI Common Stock) and with a payment date subsequent to the issuance of the LIEN Common Stock issuable with respect to such shares of REFI Common Stock.

Market Price of Securities
Shares of LIEN Common Stock trade on the NASDAQ under the symbol “LIEN.” Shares of REFI Common Stock trade on the NASDAQ under the symbol “REFI.” The following table presents the closing sales prices on June 16, 2026, the last trading day before the execution of the Merger Agreement and on [  ], 2026, the last trading day before the date of this document and the most recently determined NAV per share of LIEN Common Stock and the most recently determined book value per share of REFI Common Stock.

	LIEN Common Stock	REFI Common Stock
NAV / Book Value per Share at March 31, 2026	$13.33	$14.39
Closing NASDAQ Sales Price on June 16, 2026	$9.99	$11.18
Closing NASDAQ Sales Price on [ ], 2026	$[ ]	$[ ]

Summary of Risk Factors Relating to the Merger
•
The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. LIEN and REFI Shareholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings. The Merger is subject to closing conditions, including shareholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to LIEN’s and REFI’s business and operations.

•
The Merger Proposal at the REFI Special Meeting and the Merger Agreement proposal at the LIEN Special Meeting are each subject to a “majority-of-the-minority-shares-voted” voting requirement, which means that the Merger Proposal cannot be approved without the affirmative vote of a majority of the shares held by REFI Unaffiliated Shareholders who vote on the Merger Proposal, and the Merger Agreement cannot be approved without the affirmative vote of a majority of the shares held by LIEN Unaffiliated Shareholders who vote on the Merger Agreement. As a result, the failure to obtain the required minority vote on either proposal will result in the Merger not being completed, notwithstanding any Support Agreement or affirmative vote of affiliated shareholders.

•
The Merger requires REFI to elect to be regulated as a BDC under the 1940 Act prior to the Merger Effective Time, and the failure of the SEC to accept REFI’s Form N-54A filing on the anticipated schedule, or the failure of the REFI Board to adopt the Post-BDC Election Approvals within the timeframe contemplated by the two-session meeting mechanic, could delay or prevent the completion of the Merger.

•
The Merger is conditioned on the assumption or repayment of REFI’s outstanding indebtedness, and consent from the lenders under the REFI Unsecured Notes had not been obtained as of the date of the Merger Agreement.

•
The Merger may trigger certain “change of control” provisions and other restrictions in contracts of LIEN, REFI or their respective affiliates, and the failure to obtain any required consents or waivers could adversely impact the combined company.

•	LIEN and REFI may, to the extent legally allowed, waive one or more conditions to the Merger without resoliciting shareholder approval.
•	The Merger Agreement limits the ability of LIEN and REFI to pursue alternatives to the Merger.
•	The termination of the Merger Agreement could negatively impact LIEN and REFI.
•	If the Merger does not close, neither LIEN nor REFI will benefit from the expenses relative to the proposed Merger.
•	LIEN and REFI will be subject to operational uncertainties and contractual restrictions while the Merger is pending.
•	The announcement and pendency of the Merger could adversely affect the business, financial results and operations of LIEN and REFI.

•	Any litigation filed against LIEN and REFI in connection with the Merger could result in substantial costs and could delay or prevent the Merger from being completed.
•	Because the trading price of LIEN Common Stock will fluctuate, REFI Shareholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
•
The consummation of the Koach Transaction on July 9, 2026 increased the outstanding shares of REFI Common Stock by approximately 16.8%, and the actual impact of the Koach Transaction on the Closing REFI NAV per share, and therefore on the Exchange Ratio, will not be determinable until the Determination Date and may differ from the expectations described in this joint proxy statement/prospectus. In addition, the shares of REFI Common Stock issued to the Koach investors will become freely transferable following expiration of the applicable lock-up periods, which may create market overhang and adversely affect the market price of LIEN Common Stock following the Merger.

•	Sales of shares of LIEN Common Stock after the completion of the Merger may cause the market price of LIEN Common Stock to decline.
•	REFI Shareholders and LIEN Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
•	The market price of LIEN Common Stock after the Merger may be affected by factors different from those affecting LIEN Common Stock currently.
•
The opinion delivered to the LIEN Special Committee and the opinion delivered to the REFI Special Committee and the REFI Board by the respective financial advisors to the LIEN Special Committee and the REFI Special Committee prior to the signing of the Merger Agreement do not reflect changes in circumstances since the date of such opinions.

•	LIEN Shareholders and REFI Shareholders do not have appraisal rights in connection with the Merger.
•	LIEN may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
•
Following the BDC Election Time and the Merger, the combined company will be subject to the regulatory framework of the 1940 Act applicable to BDCs, including the affiliate-transaction prohibitions of Section 17(a), the affiliate-transaction restrictions of Section 57, the leverage limits of Section 61 and other requirements applicable to BDCs, which differ materially from the framework applicable to REFI as a REIT and may restrict the operation of the combined company.

•	The combined company will be subject to a BDC fee structure that has historically been higher in the aggregate than REFI’s REIT fee structure.
•	The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.
•	The combined company may incur adverse tax consequences if either LIEN or REFI has failed or fails to qualify for taxation as a RIC or a REIT, respectively, for U.S. federal income tax purposes.
See the section entitled “Risk Factors — Risks Relating to the Merger” below for a more detailed discussion of these factors.
Tax Consequences of the Merger
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to LIEN’s and REFI’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. Accordingly, the Merger is not expected to be a taxable event for either LIEN Shareholders or REFI Shareholders for U.S. federal income tax purposes as to the shares of LIEN Common Stock that REFI Shareholders receive in the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of LIEN Common Stock.
REFI Shareholders should read the section entitled “Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to REFI Shareholders will depend on their particular tax situation. Holders of REFI Common Stock should consult with their own tax advisors to understand the tax consequences of the Merger to them.

Special Meeting of LIEN Shareholders
LIEN plans to hold the LIEN Special Meeting to be held virtually on [ ], 2026 at [ ], Eastern Time, at the following website: www.[ ].com. At the LIEN Special Meeting, holders of LIEN Common Stock will be asked to approve the LIEN Proposals.
A LIEN Shareholder can vote at the LIEN Special Meeting if such shareholder owned shares of LIEN Common Stock at the close of business on the LIEN Record Date. As of that date, there were approximately [ ] shares of LIEN Common Stock outstanding and entitled to vote, approximately [    ] of which, or [ ]%, were owned beneficially or of record as of such date by directors and executive officers of LIEN.
Special Meeting of REFI Shareholders
REFI plans to hold the REFI Special Meeting to be held virtually on [ ], 2026 at [ ], Eastern Time, at the following website: www.[ ].com. At the REFI Special Meeting, holders of REFI Common Stock will be asked to approve the REFI Proposals.
A REFI Shareholder can vote at the REFI Special Meeting if such shareholder owned shares of REFI Common Stock at the close of business on the REFI Record Date. As of that date, there were approximately [ ] shares of REFI Common Stock outstanding and entitled to vote. Approximately [    ] of such total outstanding shares, or [ ]%, were owned beneficially or of record as of such date by directors and executive officers of REFI.
LIEN Board Recommendation
The LIEN Board, upon recommendation of the LIEN Special Committee, comprised solely of the LIEN Independent Directors, has unanimously approved the Merger Stock Issuance Proposal and Merger Agreement, including the Merger and the related transactions. After careful consideration, on the recommendation of the LIEN Special Committee, the LIEN Board recommends that LIEN Shareholders vote “FOR” each of the LIEN Proposals (the “LIEN Board Recommendation”).
REFI Board Recommendation
The REFI Board, upon recommendation of the REFI Special Committee, comprised solely of the REFI Independent Directors, has unanimously approved the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the Merger Proposal. After careful consideration, on the recommendation of the REFI Special Committee, the REFI Board recommends that REFI Shareholders vote “FOR” each of the REFI Proposals (the “REFI Board Recommendation”).
Vote Required—LIEN
Each share of LIEN Common Stock held by a holder of record as of the LIEN Record Date has one vote on each matter considered at the LIEN Special Meeting. A quorum for the LIEN Special Meeting requires the presence, in person or by proxy, of the holders of shares of LIEN Common Stock entitled to cast a majority of the votes entitled to be cast at the meeting. Because the LIEN Proposals are non-routine matters, no broker non-votes are expected. See “The LIEN Special Meeting — Vote Required.”
The Merger Stock Issuance Proposal
The approval of the Merger Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by LIEN Shareholders at the LIEN Special Meeting (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. The Merger Stock Issuance Proposal is a non-routine matter, so no broker non-votes are expected.
The Merger Agreement
The approval of the Merger Agreement, including the Merger and related transactions, requires the affirmative vote of (A) at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting and (B) at least a majority of the shares of LIEN Common Stock voted at the LIEN Special Meeting held by the LIEN Unaffiliated Shareholders. Abstentions will have the effect of a vote “against” this proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. The Merger Agreement, including the Merger and related transactions, is a non-routine matter, so no broker non-votes are expected.
Vote Required— REFI
Each share of REFI Common Stock held by a holder of record as of the REFI Record Date has one vote on each matter considered at the REFI Special Meeting. A quorum for the REFI Special Meeting requires the presence, in person or by proxy, of the holders of shares of REFI Common Stock entitled to cast a majority of the votes entitled to be cast at the meeting. Because the REFI Proposals are non-routine matters, no broker non-votes are expected. See “The REFI Special Meeting — Vote Required.”
The BDC Election Proposal and the New BDC Advisory Agreement Proposal
The approval of the BDC Election Proposal and the New BDC Agreement Proposal each requires the affirmative vote of the lesser of (A) 67% of the shares of REFI Common Stock present at a meeting where more than 50% of the outstanding shares of REFI Common Stock are present or represented by proxy, or (B) more than 50% of the outstanding shares of REFI Common Stock. Abstentions will have the effect of a vote “against” these proposals. The BDC Election Proposal and the New BDC Advisory Agreement Proposal are non-routine matters, so no broker non-votes are expected.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of (A) at least a majority of the outstanding shares of REFI Common Stock entitled to be cast at the REFI Special Meeting and (B) at least a majority of the shares of REFI Common Stock voted at the REFI Special Meeting held by the REFI Unaffiliated Shareholders. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of REFI Common Stock entitled to be cast at the REFI Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. The Merger Proposal is a non-routine matter, so no broker non-votes are expected.
Completion of the Merger
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger — Conditions to Closing the Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, LIEN and REFI are working to complete the Merger in the fourth quarter of 2026. It is currently expected that the Merger will be completed promptly following receipt of the required shareholder approvals at the LIEN Special Meeting and the REFI Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.
Termination of the Merger
The Merger Agreement includes restrictions on the ability of LIEN and REFI to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger — Termination of the Merger Agreement”), which could have the effect of discouraging such proposals from being made or pursued. In addition, the Merger Agreement also contains certain termination rights in favor of LIEN and REFI, including if the requisite approvals of LIEN Shareholders or REFI Shareholders are not obtained.
Reasons for the Merger — LIEN
The LIEN Board and the LIEN Special Committee consulted with LIEN’s management, LIEN Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the LIEN Special Committee, and determined that the Merger is in LIEN’s best interests and the best interests of LIEN

Shareholders, and that LIEN Shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Merger. The LIEN Special Committee and the LIEN Board considered that the Exchange Ratio provides that the number of shares of LIEN Common Stock to be issued to REFI Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis.
Certain material factors considered by the LIEN Board and the LIEN Special Committee (comprised solely of the LIEN Independent Directors) that favored the conclusion of the LIEN Board and the LIEN Special Committee that the Merger is in LIEN’s best interests and the best interests of LIEN Shareholders included, among others:
•	the expected increased scale and diversification of the combined company;
•	the potential for improved secondary market liquidity for the combined company;
•	the acquisition of a known, diversified portfolio of assets;
•	the well-balanced capital structure of the combined company and potential for increased access to larger, lower-cost and more diversified debt capital;
•	the potential for operational synergies via the elimination of redundant expenses post-closing;
•	the expectation that the Merger would be accretive to LIEN’s net investment income (“NII”) over time;
•	similarities in the investment strategies and risks of LIEN and REFI;
•	the tax consequences of the Merger;
•	no dilution to LIEN Shareholders as a result of the Merger for purposes of Rule 17a-8 under the 1940 Act;
•	the potential benefits of the Merger as compared to other strategic options; and
•
the opinion of KBW, dated June 16, 2026, to the LIEN Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio in the Merger, as more fully described below in the section entitled “Opinion of the LIEN Special Committee’s Financial Advisor.”

The foregoing list does not include all the factors that the LIEN Board and the LIEN Special Committee considered in approving the proposed Merger and the Merger Agreement and in recommending that LIEN Shareholders approve the issuance of shares of LIEN Common Stock necessary to effectuate the Merger. For a further discussion of the material factors considered by the LIEN Board, see “The Merger — Reasons for the Merger — LIEN.”
Reasons for the Merger — REFI
The REFI Board and the REFI Special Committee consulted with REFI’s management, REFI Manager, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the REFI Independent Directors, and determined that the Merger is fair to and in the best interests of REFI and REFI Shareholders, and that REFI Shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Merger. The REFI Special Committee and the REFI Board considered that the Exchange Ratio provides that the number of shares of LIEN Common Stock to be issued to REFI Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis.
Certain material factors considered by the REFI Board and the REFI Special Committee (comprised solely of the REFI Independent Directors) that favored the conclusion of the REFI Board and the REFI Special Committee that the Merger is fair to and in the best interests of REFI and REFI Shareholders included, among others:
•	the strategic rationale and comparison to other alternatives available to REFI;
•	increased scale, diversification and investment mandate expansion;
•	access to capital and capital structure considerations;
•	NAV, earnings and dividend considerations;
•	no dilution to REFI Shareholders as a result of the Merger for purposes of Rule 17a-8 under the 1940 Act;
•	cost savings and operating efficiencies;
•	management fee considerations and REFI Manager’s contribution;
•	transaction certainty and closing considerations;

•	shareholder protections and deal protection provisions;
•	the tax consequences of the Merger;
•	the REFI Special Committee process;
•
the opinion of Oppenheimer, dated June 17, 2026, to the REFI Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio provided for in the Merger, as more fully described below in the section entitled “Opinion of the REFI Special Committee’s Financial Advisor”; and

•	other information provided by Oppenheimer, as financial advisor to the REFI Special Committee.
The foregoing list does not include all the factors that the REFI Board and the REFI Special Committee considered in approving the Merger and the Merger Agreement and in recommending that REFI Shareholders approve the BDC Election Matters and Merger Proposal. For a further discussion of the material factors considered by the REFI Board, see “The Merger — Reasons for the Merger — REFI.”
REFI and LIEN Shareholders Do Not Have Appraisal Rights
Neither REFI Shareholders nor LIEN Shareholders will be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Maryland.

RISK FACTORS
In addition to the other information included in this document, shareholders should carefully consider the matters described below in determining whether to approve (i) in the case of REFI Shareholders, the REFI Proposals and (ii) in the case of LIEN Shareholders, the LIEN Proposals. The information in “Item 1A. Risk Factors” in Part I of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is incorporated herein by reference for general risks related to LIEN. The information in “Item 1A. Risk Factors” in Part I of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is incorporated herein by reference for general risks related to REFI. The risks set out below and incorporated by reference herein, are not the only risks LIEN and REFI and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to LIEN or REFI or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, LIEN or REFI or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for LIEN,” “Incorporation by Reference for REFI” and “Where You Can Find More Information” in this joint proxy statement/prospectus.
Risks Relating to the Merger
Because the market price of LIEN Common Stock will fluctuate, REFI Shareholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
At the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to such time (other than shares owned by LIEN or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares.
The market value of the shares of LIEN Common Stock to be received by REFI Shareholders may vary from the closing price of LIEN Common Stock on the date the Merger was announced, on the date that this joint proxy statement/prospectus was mailed to shareholders, on the date of the REFI Special Meeting or the date of the LIEN Special Meeting and on the date the Merger is completed and thereafter.
Accordingly, at the time of the REFI Special Meeting, REFI Shareholders will not know or be able to calculate the market price of the Merger Consideration they would receive upon completion of the Merger.
The market price and liquidity of the market for LIEN Common Stock may be significantly affected by numerous factors, some of which are beyond LIEN’s control and may not be directly related to LIEN’s operating performance. These factors include:
•
significant volatility in the market price and trading volume of securities of BDCs or other companies in LIEN’s sector, which are not necessarily related to the operating performance of the companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;
•	loss of LIEN’s qualification as a RIC or BDC;
•	changes in market interest rates and decline in the price of debt;
•	changes in earnings or variations in operating results;
•	changes in the value of LIEN’s portfolio investments;
•	changes in accounting guidelines governing valuation of LIEN’s investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of any of the key personnel of LIEN Adviser;
•	operating performance of companies comparable to LIEN;
•	general economic trends and other external factors; and
•	loss of a major funding source.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of LIEN Common Stock to change.
The last reported closing sales price of LIEN Common Stock as reported on the NASDAQ on December 31, 2025, the last trading day of the fiscal year ended December 31, 2025, was $10.33 and for the period from January 1, 2026 through [ ], 2026 from a low of $[ ] to a high of $[ ]. However, historical trading prices are not necessarily indicative of future performance. REFI Shareholders should obtain current market quotations for shares of LIEN Common Stock prior to the REFI Special Meeting.
Sales of shares of LIEN Common Stock after the completion of the Merger may cause the market price of LIEN Common Stock to decline.
At the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to such time (other than shares owned by LIEN or any of LIEN’s consolidated subsidiaries), will be converted into the right to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares.
Former REFI Shareholders may decide not to hold the shares of LIEN Common Stock that they will receive pursuant to the Merger Agreement. Certain of REFI Shareholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of LIEN Common Stock that they receive pursuant to the Merger Agreement. In addition, LIEN Shareholders may decide not to hold their shares of LIEN Common Stock after completion of the Merger. In each case, such sales of LIEN Common Stock could have the effect of depressing the market price for LIEN Common Stock and may take place soon after the completion of the Merger.
Immediately prior to the BDC Election Time, any vesting conditions applicable to each outstanding share of REFI Restricted Stock will, automatically and without any required action on the part of the holder thereof, accelerate in full and thereafter participate in the Merger along with the other shares of REFI Common Stock. Following the Merger Effective Time, holders of previously restricted shares may sell the shares of LIEN Common Stock that they receive in the Merger, subject to applicable securities laws.
In addition, on July 9, 2026, REFI issued 4,306,754 shares of REFI Common Stock to Koach investors in the Koach Transaction, which will be converted into shares of LIEN Common Stock in the Merger. These shares are subject to lock-up letters restricting transfers for periods of three months (as to 20% of the shares) and six months (as to the remaining 80% of the shares) following the July 9, 2026 closing of the Koach Transaction. Following expiration of the applicable lock-up periods, the shares of LIEN Common Stock held by the Koach investors will become freely transferable, and the subsequent sale of these shares could create market overhang and adversely affect the market price of LIEN Common Stock.
REFI Shareholders and LIEN Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
REFI Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in REFI prior to the Merger. Consequently, REFI Shareholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of REFI. LIEN Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in LIEN prior to the Merger. Consequently, LIEN Shareholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of LIEN.
Prior to completion of the Merger, subject to certain restrictions in the Merger Agreement, and certain restrictions under the 1940 Act for issuances at prices below the then current NAV per share of LIEN Common Stock, LIEN may issue additional shares of LIEN Common Stock, which would further reduce the percentage ownership of the combined company to be held by LIEN Shareholders or to be held by REFI Shareholders, as applicable.
The Merger Agreement conditions completion of the Merger on approval by unaffiliated shareholders of each of LIEN and REFI who vote at the relevant shareholder meetings, and the failure to obtain such approvals will result in the Merger not being completed.
In addition to the customary shareholder approvals required for the Merger, the Merger Agreement conditions completion of the Merger on approval of the Merger Agreement by at least a majority of the shares of LIEN Common

Stock voted at the LIEN Special Meeting held by the LIEN Unaffiliated Shareholders (the “LIEN Minority Vote”), and on approval of the Merger Proposal by at least a majority of the shares of REFI Common Stock voted at the REFI Special Meeting held by the REFI Unaffiliated Shareholders (the “REFI Minority Vote,” and together with the LIEN Minority Vote, the “Minority Vote Requirements”).
The Minority Vote Requirements are heightened voting standards that were added to the Merger Agreement in response to the affiliation between LIEN and REFI (which share a common investment adviser platform) and the potential conflicts of interest presented by the Merger. Because affiliated shares are excluded from both the numerator and the denominator of the Minority Vote Requirements, a relatively small number of unaffiliated shareholder votes can determine whether the Merger is approved. If the Minority Vote Requirements are not obtained on either side, the Merger cannot be completed, notwithstanding the Support Agreements or the affirmative vote of affiliated shareholders.
The Minority Vote Requirements also make the vote outcome more sensitive to shareholder participation. Broker non-votes and abstentions have the effect of votes against the Merger Agreement and the Merger Proposal because those proposals also require the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock or REFI Common Stock, as applicable. As a result, low shareholder turnout or high broker non-vote levels could result in failure of the Merger even if a substantial majority of unaffiliated shareholders who actually vote support the Merger. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement.
The REFI Special Meeting will be conducted in two sessions, which are expected to occur on the same day, pursuant to the Sequencing Adjournment, and this meeting structure may be subject to challenge that could delay or prevent the completion of the Merger.
The REFI Special Meeting is expected to be conducted in two sessions, which are expected to occur on the same day. At the initial session, REFI Shareholders will vote on the BDC Election Proposal, the New BDC Advisory Agreement Proposal and the REFI Adjournment Proposal. Following the vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal, the REFI Special Meeting will be adjourned pursuant to the REFI Adjournment Proposal for a Sequencing Adjournment for a short period of time, during which (i) REFI will file its Form N-54A with the SEC and, upon acceptance of such filing, the BDC Election Time will occur, and (ii) the REFI Board (acting on the recommendation of the REFI Special Committee) will consider and adopt the Post-BDC Election Approvals. The REFI Special Meeting will thereafter be reconvened, which is expected to occur on the same day, and REFI Shareholders will vote on the Merger Proposal at the reconvened session.
The two-session meeting structure is designed to accommodate the sequencing required by the Merger Agreement and the 1940 Act. Specifically, REFI’s status must change from a REIT to a BDC (and the Post-BDC Election Approvals must be adopted) before REFI Shareholders vote on the Merger Proposal, because REFI Shareholders voting on the Merger Proposal at the reconvened session will be voting as shareholders of a BDC rather than a REIT.
In addition, the two-session structure requires that a series of steps be completed within a limited timeframe, including SEC acceptance of the Form N-54A, the REFI Special Committee’s recommendation to the REFI Board, and the REFI Board’s adoption of the Post-BDC Election Approvals. Any delay in completing these steps could require an additional adjournment (which could implicate a new record date if not completed within 120 days of the original record date) and could delay or prevent the completion of the Merger.
The Koach Transaction will affect the Closing REFI NAV per share and the Exchange Ratio, and the actual impact of the Koach Transaction may differ from the expectations described in this joint proxy statement/prospectus.
On July 9, 2026, REFI consummated the Koach Transaction, in which REFI issued 4,306,754 shares of REFI Common Stock in exchange for second lien promissory notes issued by Koach in an aggregate principal amount of approximately $62.5 million. See “Summary of the Merger — The Parties to the Merger — Chicago Atlantic Real Estate Finance, Inc.”
Because the Koach Transaction was consummated prior to the Determination Date, the additional shares of REFI Common Stock issued in the Koach Transaction and the Koach Notes acquired by REFI in the Koach Transaction will be reflected in the calculation of the Closing REFI NAV per share, and therefore in the Exchange Ratio. REFI expects the Koach Transaction to be neutral or slightly accretive to REFI’s adjusted book value per share as of the closing date of the Koach Transaction. However, the actual impact of the Koach Transaction on the Closing REFI NAV per share, and therefore on the Exchange Ratio, will not be determinable until the Determination Date and may differ from the expectations described in this joint proxy statement/prospectus. Factors that could cause the actual impact of the Koach Transaction to differ from these expectations include changes in the fair value of the Koach Notes between the closing date of the Koach Transaction and the Determination Date, credit or performance issues with respect to the Koach borrowers or the underlying collateral, and changes in the discount rates or other assumptions used in valuing the Koach Notes.
LIEN may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of REFI’s investment portfolio with LIEN’s investment portfolio and the integration of REFI’s business with LIEN’s business. There can be no assurance that REFI’s investment portfolio or business can be operated profitably or integrated successfully into LIEN’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company, and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of REFI’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
LIEN also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume LIEN will be able to combine the operations of LIEN and REFI in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if LIEN is not able to combine REFI’s investment portfolio or business with the operations of LIEN successfully, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.
The Merger may trigger certain “change of control” provisions and other restrictions in contracts of LIEN, REFI or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of LIEN and REFI or their respective affiliates, which may include agreements governing indebtedness of LIEN or REFI, will or may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or LIEN’s or REFI’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or other similar provision relating to any of such transactions. If this occurs, LIEN may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. LIEN and REFI cannot assure you that LIEN will be able to replace or amend any such agreement on comparable terms or at all.
If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing LIEN from operating a material part of REFI’s business.
In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of LIEN or REFI. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
The Merger is conditioned on the assumption or repayment of REFI’s outstanding indebtedness, and consent from the lenders under the REFI Unsecured Notes has not been obtained.
It is a condition to Closing that the lenders under the REFI Revolving Credit Facility and the REFI Unsecured Notes shall have either agreed to LIEN’s assumption of the indebtedness or such indebtedness shall have been repaid prior to Closing. As of the date of the Merger Agreement, the agent and lenders under the REFI Revolving Credit Facility have provided a preliminary consent supporting the transaction, and the parties expect to obtain a definitive consent prior to Closing. However, the lenders under the REFI Unsecured Notes have not provided any consent as of the date of the Merger Agreement, and although REFI expects to obtain their consent (or, alternatively, to repay the notes) prior to Closing, there is no assurance that either outcome will occur. If REFI is unable to satisfy the closing condition, the parties may not be able to consummate the Merger.
The opinion delivered to the LIEN Special Committee, and the opinion delivered to the REFI Board and the REFI Special Committee by the respective financial advisors to the LIEN Special Committee and the REFI Special Committee prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of the opinions.
The opinions of financial advisors to the LIEN Special Committee and the REFI Special Committee, respectively, were delivered to the parties’ respective special committees of the boards on, and dated, June 16, 2026 and June 17, 2026, respectively. Changes in the operations and prospects of LIEN or REFI, general market and economic conditions and other factors that may be beyond the control of REFI or LIEN may significantly alter LIEN’s or REFI’s respective value or the price of shares of LIEN Common Stock or REFI Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. For a description of the opinion that the REFI Board and the REFI Special Committee received from the REFI Special Committee’s financial advisor, see “The Merger — Opinion of the REFI Special Committee’s Financial Advisor.” For a description of the opinion that the LIEN Special Committee received from the LIEN Special Committee’s financial advisor, see “The Merger — Opinion of the LIEN Special Committee’s Financial Advisor.”
The announcement and pendency of the Merger could adversely affect both LIEN and REFI’s business, financial results and operations.
The announcement and pendency of the Merger could cause disruptions in and create uncertainty surrounding both LIEN’s and REFI’s business, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Merger is completed. In addition, LIEN and REFI have diverted, and will continue to divert, management resources towards the completion of the Merger, which could have a negative impact on each of LIEN’s and REFI’s future revenues and results of operations.
LIEN and REFI are also subject to restrictions on the conduct of each of LIEN’s and REFI’s businesses prior to the completion of the Merger as provided in the Merger Agreement, generally requiring LIEN and REFI to conduct business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on each of LIEN’s and REFI’s respective ability to make certain investments and acquisitions, sell, transfer or dispose of LIEN’s and REFI’s respective assets, amend each of LIEN’s and REFI’s respective organizational documents and enter into or modify certain material contracts. These restrictions could prevent LIEN or REFI from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on the respective future investment income and results of operations of each of LIEN and/or the combined company following the Merger.
If the Merger does not close, neither LIEN nor REFI will benefit from the expenses incurred in its pursuit.
The Merger may not be completed. If the Merger is not completed, LIEN and REFI will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed. See “Description of the Merger Agreement — Expenses and Fees.”
The termination of the Merger Agreement could negatively impact LIEN and REFI.
If the Merger Agreement is terminated, there may be various consequences, including:
•
LIEN’s and REFI’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of LIEN Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed; and

•	in the case of REFI, it may not be able to find a party willing to pay an equivalent or more attractive price than the price LIEN agreed to pay in the Merger.
The Merger Agreement limits the ability of LIEN and REFI to pursue alternatives to the Merger.
The Merger Agreement contains provisions that limit each of LIEN’s and REFI’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of LIEN or REFI, as applicable. These provisions, which are typical for transactions of this type, might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of LIEN or REFI from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Merger or might result in a potential competing acquirer proposing to pay a lower per share price to acquire LIEN or REFI than it might otherwise have proposed to pay. However, unlike many public-company merger agreements, the Merger Agreement does not require REFI or LIEN to pay a termination fee to the other party under any circumstance.
The Merger is subject to closing conditions, including shareholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Merger not being completed, which may result in material adverse consequences to LIEN’s and REFI’s business and operations.
The Merger is subject to closing conditions, including certain approvals of LIEN Shareholders and REFI Shareholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that REFI Shareholders adopt the Merger Agreement and approve the Merger, the BDC Election Proposal and the New BDC Advisory Agreement Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. If REFI Shareholders do not approve the Merger Proposal, the BDC Election Proposal and the New BDC Advisory Agreement Proposal and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on LIEN’s and REFI’s business and operations. In addition, the closing condition that LIEN Shareholders approve the Merger Stock Issuance Proposal and the Merger Agreement, including the Merger and related transactions, may not be waived under applicable law and must be satisfied for the Merger to be completed. If LIEN Shareholders do not approve the Merger Stock Issuance Proposal and the Merger Agreement, including the Merger and related transactions, and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on REFI’s and LIEN’s business and operations. The Merger is also conditioned on receipt by REFI of the Post-BDC Election Approvals from the REFI Board (upon recommendation of the REFI Special Committee) under Rule 17a-8 of the 1940 Act following the BDC Election Time. If the Post-BDC Election Approvals are not obtained on the anticipated schedule, the Merger will not be completed on the anticipated timeline and may not be completed at all. In addition to the required approvals of REFI Shareholders and LIEN Shareholders, the Merger is subject to a number of other conditions beyond REFI’s and LIEN’s control that may prevent, delay or otherwise materially adversely affect completion of the Merger. REFI or LIEN cannot predict whether and when these other conditions will be satisfied.
Litigation filed against LIEN and REFI in connection with the Merger could result in substantial costs and could delay or prevent the Merger from being completed.
LIEN and REFI may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Merger. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of LIEN and/or the combined company following the Merger or could prevent the Merger from being completed.
LIEN and REFI will be subject to operational uncertainties and contractual restrictions while the Merger is pending.
Uncertainty about the effect of the Merger may have an adverse effect on LIEN and REFI and, consequently, on the combined company following completion of the Merger. These uncertainties may cause those that deal with LIEN and REFI to seek to change their existing business relationships with LIEN and REFI, respectively. In addition, the Merger Agreement restricts LIEN and REFI from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent LIEN and REFI from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see “Description of the Merger Agreement — Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which REFI is subject.

LIEN and REFI may waive one or more conditions to the Merger without resoliciting shareholder approval.
Certain conditions to LIEN’s and REFI’s respective obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of LIEN and REFI. In the event that any such waiver does not require resolicitation of shareholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further shareholder approval. The conditions requiring the approval of the Merger Stock Issuance Proposal and the Merger Agreement, including the Merger and related transactions, by LIEN Shareholders and the BDC Election Proposal, the New BDC Advisory Agreement Proposal, and the Merger Proposal by REFI Shareholders, however, cannot be waived.
The shares of LIEN Common Stock to be received by REFI Shareholders as a result of the Merger will have different rights associated with them than the shares of REFI Common Stock currently held by them.
The rights associated with REFI Common Stock are different from the rights associated with LIEN Common Stock. See “Comparison of LIEN and REFI Shareholder Rights.”
Following the Merger, dividends from LIEN received by the former REFI Shareholders generally will not be eligible for Section 199A treatment of REIT dividends.
REFI has elected to be treated as a REIT for U.S. federal income tax purposes. Certain ordinary dividends paid by a REIT may be treated as “qualified REIT dividends” eligible for the deduction available to non-corporate taxpayers under Section 199A of the Code, subject to certain limitations. As a result, a REFI Shareholder that is a non-corporate taxpayer currently may be eligible for a U.S. federal income tax deduction equal to 20% of the aggregate amount of qualified REIT dividends received by such shareholder from REFI, subject to applicable limitations and holding period requirements. By contrast, following the Merger, REFI Shareholders will own shares of LIEN, a BDC that is treated as a RIC, not a REIT, and dividends paid by LIEN generally will not be qualified REIT dividends eligible for the Section 199A deduction. Accordingly, for certain non-corporate former REFI Shareholders, the Merger may increase the effective U.S. tax rate applicable to taxable dividends received from LIEN as compared to the effective tax rate previously incurred on taxable dividends received from REFI.
Shareholders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Merger and the ownership and disposition of shares of LIEN Common Stock in light of their particular circumstances.
The market price of LIEN Common Stock after the Merger may be affected by factors different from those affecting REFI Common Stock currently.
The businesses of LIEN and REFI differ in some respects and, accordingly, the results of operations of the combined company and the market price of LIEN Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of LIEN and REFI and the market prices of LIEN Common Stock and REFI Common Stock.
These factors include a larger shareholder base, differences in the investment strategies and a different capital structure.
Accordingly, the historical trading prices and financial results of LIEN may not be indicative of these matters for the combined company following the Merger. For a discussion of the business of LIEN and of certain factors to consider in connection with its business, see “Business of LIEN.” For a discussion of the business of REFI and of certain factors to consider in connection with its business, see “Business of REFI.”
The combined company will be subject to a BDC fee structure that has historically been higher in the aggregate than REFI’s REIT fee structure.
Following the Merger, the combined company will be externally managed by LIEN Adviser pursuant to a BDC-style investment advisory agreement, which provides for a base management fee calculated on gross assets and a two-part incentive fee. REFI is currently subject to a REIT-style management fee structure providing for a base management fee calculated on total equity and a single-tier incentive fee tied to REFI Core Earnings. Based on historical fee comparisons reviewed by the REFI Special Committee, the BDC fee structure applicable to the combined company would have resulted in higher aggregate management and incentive fees over the historical periods reviewed than REFI’s existing REIT fee structure. REFI Shareholders should consider that the combined company’s fee structure may result in higher aggregate fees borne by shareholders relative to REFI’s fee structure on a standalone basis. See “Comparative Fees and Expenses.”

LIEN Shareholders and REFI Shareholders do not have appraisal rights in connection with the Merger.
Appraisal rights are statutory rights that enable shareholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the applicable transaction. Under Maryland law, LIEN Shareholders and REFI Shareholders will not have rights to an appraisal of the fair value of their shares in connection with the Merger.
The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.
LIEN and REFI intend that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code, and each expect to receive a legal opinion to that effect. However, if the Internal Revenue Service (the “IRS”) or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a shareholder would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of REFI Common Stock for LIEN Common Stock in the Merger.
The combined company may incur adverse tax consequences if either LIEN or REFI have failed or fails to qualify for taxation as a RIC or a REIT, respectively, for United States federal income tax purposes.
REFI has elected to qualify as a REIT and has operated in a manner that it believes has allowed it to qualify as a REIT for U.S. federal income tax purposes under the Code and intends to continue to so qualify as a REIT at the time of the Merger. LIEN has elected to qualify as a RIC and has operated in a manner that it believes has allowed it to qualify as a RIC for U.S. federal income tax purposes under the Code and intends to continue to do so through and following the Merger. In order to qualify as a RIC or a REIT, a corporation must satisfy numerous requirements relating to, among other things, the nature of its assets, income and distributions. If LIEN or REFI had failed or fails to qualify as a RIC or a REIT, respectively, for U.S. federal income tax purposes, the combined company may have significant tax liabilities, or may have to make significant distributions and pay penalty or excise taxes in order for the combined company to qualify as a RIC. These liabilities could substantially reduce the combined company’s cash available for distribution to its shareholders and the value of LIEN Common Stock. In addition, if either LIEN or REFI have failed or fail to qualify as a RIC or a REIT, respectively, for U.S. federal income tax purposes, the analysis of the Merger as a tax-free reorganization could be impacted.

COMPARATIVE FEES AND EXPENSES
Comparative Fees and Expenses Relating to the Merger
The following tables are intended to assist LIEN Shareholders and REFI Shareholders in understanding the costs and expenses that an investor in shares of LIEN Common Stock or REFI Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Merger. LIEN and REFI caution you that some of the percentages indicated in the table below are estimates and may vary. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “LIEN” or “REFI,” investors will indirectly bear such fees or expenses as shareholders of LIEN or REFI, as applicable. The table below is based on information as of March 31, 2026 (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	LIEN	REFI	Pro Forma
Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	None	None	None
Offering expenses (as a percentage of offering price)	None	None	None
Dividend reinvestment plan fees(2)	None	None	None
Total shareholder transaction expenses (as a percentage of offering price)	None	None	None
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Base management fees(4)	2.01%	1.55%	2.10%
Incentive fees(5)	3.23%	0.67%	3.02%
Interest payments on borrowed funds(6)	1.35%	2.64%	2.01%
Other expenses(7)	2.49%	3.26%	1.73%
Total annual expenses(8)	9.08%	8.13%	8.85%

(1)
Purchases of shares of LIEN Common Stock or REFI Common Stock on the secondary market are not subject to sales load, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discounts or commissions) that shareholders may have paid in connection with their purchase of shares of LIEN Common Stock or REFI Common Stock.

(2)	LIEN and REFI do not currently have a dividend reinvestment plan.
(3)
For the LIEN column “net assets” equals LIEN’s net assets as of March 31, 2026. For the REFI column, “net assets” equals REFI’s net assets (shareholders’ equity) adjusted to reflect REFI’s BDC Election as of March 31, 2026. For the Pro Forma column, the combined net assets of LIEN as adjusted for the Merger and REFI’s BDC Election as of March 31, 2026 were used. See “Capitalization.”

(4)
For LIEN, the base management fee under the LIEN Investment Advisory Agreement is calculated at an annual rate of 1.75% of LIEN’s average gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents (as defined in the notes to LIEN’s financial statements). Consequently, if LIEN has outstanding borrowings, the base management fee as a percentage of net assets attributable to common stock would be higher than if it did not utilize leverage. The base management fee shown in the table above for LIEN is based on the actual amount incurred by LIEN during the three months ended March 31, 2026, annualized for a full year. The base management fee assuming that LIEN’s average gross assets (excluding cash and cash equivalents) are approximately $349.6 million would be 1.75% of average gross assets.

REFI’s base management fee, which is due and payable quarterly, is calculated at an annual rate of 1.50% of REFI’s total Equity, determined as of the last day of each quarter. Equity is (i) the sum of (A) the net proceeds from all issuances of the REFI’s equity securities since inception through such date (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (B) the Company’s retained earnings at the end of the most recently completed fiscal quarter determined in accordance with GAAP (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (ii) (A) any amount that REFI has paid to repurchase REFI Common Stock since inception through such date; (B) any unrealized gains and losses and other non-cash items that have impacted shareholders’ equity as reported in REFI’s financial statements prepared in accordance with GAAP through such date; and (C) onetime events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, through such date, in each case after discussions between REFI Manager and the REFI Independent Directors and approval by a majority of the REFI Independent Directors.
REFI’s total Equity, for purposes of calculating the base management fee, could be greater or less than the amount of shareholders’ equity shown on REFI’s consolidated financial statements incorporated by reference herein. REFI’s base management fee is reduced by an amount equal to 50% of the pro rata amount of origination fees earned and paid to REFI Manager during the applicable quarter. The base management fee is payable independent of the performance of REFI’s loan portfolio. The base management fee shown in the table above for REFI is based on the actual amount incurred by REFI during the three months ended March 31, 2026, annualized for a full year.
Following completion of the Merger, the combined company will be externally managed by LIEN Adviser. The pro forma base management fee referenced in the table above is based on the combined gross assets (excluding cash and cash equivalents) of LIEN and REFI on a pro forma basis as of March 31, 2026.
(5)
For LIEN, the incentive fee consists of two parts. The first part of the incentive fee, the incentive fee on income, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of LIEN’s “pre-incentive fee net investment income” that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each quarter. The incentive fee on income is computed and paid on income that may include interest that is accrued but not yet received, and may never be received, in cash. The second part of the incentive fee, the incentive fee on capital gains, payable at the end of each fiscal year (or upon termination of the LIEN Investment Advisory Agreement) in arrears, equals 20% of cumulative realized capital gains from inception to the end of each fiscal year, less cumulative realized capital losses, unrealized capital depreciation and unrealized capital appreciation from inception to the end of each fiscal year, less the aggregate amount of any previously paid incentive fees on capital gains for prior periods. The incentive fee shown for LIEN is based on actual income-based incentive fees incurred during the three months ended March 31, 2026, annualized for a full year. The capital-gains incentive fees are excluded. For more detailed information about LIEN’s incentive fee, see “Part I, Item 1. BUSINESS – Investment Advisory Agreement” in LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
For REFI, the incentive fee is calculated and payable in cash with respect to each calendar quarter in arrears in an amount not less than zero, equal to the excess of (1) the product of (a) 20% and (b) the excess of (i) REFI Core Earnings for the previous 12-month period, over (ii) the product of (A) REFI’s total equity in the previous 12-month period, and (B) 8% per annum, over (2) the sum of any incentive compensation paid to REFI Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive compensation is payable with respect to any calendar quarter unless REFI Core Earnings for the 12 most recently completed calendar quarters in the aggregate is greater than zero. The incentive fee shown for REFI is based on actual incentive fees incurred during the three months ended March 31, 2026, annualized for a full year. For more detailed information about the incentive fee, see “Part I, Item 1. BUSINESS – Management Compensation” in REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Following completion of the Merger, the combined company will be externally managed by LIEN Adviser. The pro forma incentive fee has been calculated in accordance with the terms of the LIEN Investment Advisory Agreement.
(6)
LIEN had outstanding borrowings under the LIEN Revolving Credit Facility of approximately $54.5 million as of March 31, 2026. Interest payments on borrowed funds represents actual amounts of interest expense, including unused/commitment fees and amortization of deferred financing and debt issuance costs, incurred during the three months ended March 31, 2026, annualized for a full year. For the three months ended March 31, 2026, the average interest rate on LIEN’s average daily borrowings was 8.74%. LIEN may borrow additional funds from time to time to make investments to the extent it determines that the economic situation is conducive to doing so. LIEN may also issue debt securities or preferred stock, subject to its compliance with applicable requirements under the 1940 Act.

REFI had outstanding borrowings of approximately $117.1 million as of March 31, 2026. Interest payments on REFI’s borrowed funds under the REFI Revolving Credit Facility and the REFI Unsecured Notes represent actual amounts of interest expense, including unused/commitment fees and amortization of deferred financing and debt issuance costs, incurred during the three months ended March 31, 2026, annualized for a full year. For the three months ended March 31, 2026, the weighted average interest rate on REFI’s total debt outstanding was 8.38%. REFI may borrow additional funds from time to time to make investments to the extent it determines that the economic situation is conducive to doing so. REFI may also issue additional debt securities or preferred stock, subject to its compliance with the REFI Charter.
The “Pro Forma” column assumes the sum of amounts of average borrowings during the three months ended March 31, 2026 for each of LIEN and REFI for the combined company following the Merger.
(7)
In the case of LIEN, other expenses include sub-administrator, legal, audit, insurance, valuation, custodian fees, and general and administrative expenses, as well as other professional fees, fees payable to the LIEN Independent Directors and excise tax expense; the amount shown reflects actual amounts incurred during the three months ended March 31, 2026, annualized for a full year.

In the case of REFI, other expenses include general and administrative, professional and stock-based compensation expenses incurred during the three months ended March 31, 2026, annualized for a full year; the provision for current expected credit losses is excluded. REFI’s stock-based compensation is reflected in the REFI column but is excluded from the Pro Forma column because it will not recur under the combined company’s external management structure (following the Merger the combined company will be externally managed by LIEN Adviser). The “Pro Forma” column assumes the sum of amounts estimated for each of LIEN and REFI for the combined company following the Merger and reflects decreases in duplicative costs such as professional fees for legal, audit, accounting, tax and valuation fees, directors’ fees, and other redundant administrative and operating expenses directly related to the Merger (estimated reductions of approximately 25% to 45% of the combined duplicative amounts, or approximately $3.6 million annually, based on management estimates). “Other expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.
(8)
“Total annual expenses” is presented as a percentage of net assets attributable to holders of common stock because LIEN Shareholders and REFI Shareholders bear all of the fees and expenses of the respective company. “Total annual expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in LIEN, REFI or the combined company’s common stock following completion of the Merger on a pro forma basis, in each case assuming that LIEN, REFI and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of LIEN and REFI has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Merger assume that the Merger closed on March 31, 2026 and that the leverage and operating expenses of LIEN and REFI remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
LIEN, assuming a 5% annual return (assumes no return from net realized capital gains)	$58	$173	$286	$561
REFI, assuming a 5% annual return (assumes no return from net realized capital gains)	$74	$216	$351	$660
LIEN, assuming a 5% annual return (assumes return entirely from realized capital gains)	$68	$200	$327	$625
REFI, assuming a 5% annual return (assumes return entirely from realized capital gains)	$74	$216	$351	$660

	1 year	3 years	5 years	10 years
Pro forma combined company following the Merger — You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$58	$173	$286	$560
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$68	$200	$327	$624

The foregoing tables are intended to assist you in understanding the various costs and expenses that an investor in LIEN, REFI or, following the Merger, the combined company will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of LIEN, REFI and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee NII under the LIEN Investment Advisory Agreement and the REFI Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes that, as of March 31, 2026, the sum of realized capital losses and unrealized capital depreciation on a cumulative basis since inception for LIEN and REFI is zero.
The example and the expenses in the table above should not be considered a representation of LIEN’s, REFI’s, or, following completion of the Merger, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

DESCRIPTION OF THE NEW BDC ADVISORY AGREEMENT
Section 15 of the 1940 Act requires an investment adviser to a registered investment company (including a BDC) to be party to a written investment advisory agreement that has been approved by the shareholders of the investment company. As a result, from and after the BDC Election Time, REFI is required to have a 1940 Act compliant investment advisory agreement in place. Under the Merger Agreement, REFI has agreed to enter into the New BDC Advisory Agreement with LIEN Adviser, subject to approval by REFI Shareholders under the New BDC Advisory Agreement Proposal. The material terms of the New BDC Advisory Agreement are described below. A copy of the form of the New BDC Advisory Agreement is attached to this joint proxy statement/prospectus as Annex D and is incorporated herein by reference. The description below is qualified in its entirety by reference to the full text of the form of New BDC Advisory Agreement.
Effective Period
The New BDC Advisory Agreement will become effective at the BDC Election Time and will remain in effect only for the brief period between the BDC Election Time and the Merger Effective Time, which is expected to be a matter of hours on the same day as the REFI Special Meeting. Immediately after the Merger Effective Time, the New BDC Advisory Agreement will terminate automatically. From and after the Merger Effective Time, the combined company will be advised by LIEN Adviser pursuant to the existing LIEN Investment Advisory Agreement, which has been approved by LIEN Shareholders. See “Business of LIEN” and “Management Agreements of LIEN.”
Substantially Similar to the LIEN Investment Advisory Agreement
The New BDC Advisory Agreement is substantially the same as the LIEN Investment Advisory Agreement in all material respects, including with respect to services to be provided, fee structure, term, termination, indemnification and standard of care. See “Business of LIEN,” “Management Agreements of LIEN” and Item 1 of Part I of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated herein by reference, for the material terms of the LIEN Investment Advisory Agreement.
Advisory Services
Under the New BDC Advisory Agreement, LIEN Adviser will manage REFI’s day-to-day operations and provide REFI with investment advisory and management services. Specifically, LIEN Adviser will (i) determine the composition and allocation of REFI’s investment portfolio, the nature and timing of any changes to REFI’s investment portfolio, and the manner of implementing any such changes; (ii) identify, evaluate, negotiate and structure the investments REFI will make; (iii) execute, close, service and monitor the investments REFI makes; (iv) determine the securities and other assets REFI will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide REFI with such other investment advisory, research and related services as REFI may, from time to time, reasonably require.
Fee Structure
Under the New BDC Advisory Agreement, LIEN Adviser will be entitled to a base management fee and a two-part incentive fee.
Base Management Fee. The base management fee will be calculated at an annual rate of 1.75% of REFI’s average gross assets (i.e., total assets held before deduction of any liabilities), which will include investments acquired with the use of leverage and exclude cash and cash equivalents. The base management fee will be payable quarterly in arrears.
Incentive Fee. The incentive fee will consist of two parts. The first part, the incentive fee on income, will be payable quarterly in arrears and will equal 20% of the excess, if any, of REFI’s “pre-incentive fee net investment income” over a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” feature. The second part, the incentive fee on capital gains, will be payable at the end of each fiscal year (or upon termination of the New BDC Advisory Agreement) and will equal 20% of cumulative realized capital gains, less cumulative realized capital losses, unrealized capital depreciation and unrealized capital appreciation, less the aggregate amount of any previously paid incentive fees on capital gains for prior periods.
Because the New BDC Advisory Agreement is expected to be in effect only for a matter of hours between the BDC Election Time and the Merger Effective Time, no material fees are expected to be earned by LIEN Adviser under the New BDC Advisory Agreement during its brief effective period. The fees to be borne by the combined company under the LIEN Investment Advisory Agreement following the Merger are described in “Comparative Fees and Expenses.”

For a comparison of the fee structure under the New BDC Advisory Agreement to the fee structure under the existing REFI Management Agreement, see “Comparative Fees and Expenses.”
Term and Termination
The New BDC Advisory Agreement will have an initial two-year term and will continue thereafter from year to year if approved annually by a majority of the REFI Independent Directors or the vote of a majority of REFI’s outstanding voting securities (as defined in the 1940 Act). The New BDC Advisory Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice by REFI (upon vote of a majority of the REFI Board or a majority of REFI’s outstanding voting securities) or by LIEN Adviser. In addition, the New BDC Advisory Agreement will terminate automatically upon (i) its assignment (as defined in the 1940 Act) or (ii) the Merger Effective Time, as described above.
Indemnification
The New BDC Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the New BDC Advisory Agreement, LIEN Adviser and its affiliates, and their respective officers, managers, partners, agents, employees, controlling persons and members, are entitled to indemnification from REFI for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of LIEN Adviser’s services under the New BDC Advisory Agreement or otherwise as investment adviser to REFI.
REFI Special Committee and REFI Board Considerations
In evaluating the New BDC Advisory Agreement, the REFI Special Committee and the REFI Board considered the factors required under Section 15(c) of the 1940 Act. These factors include (i) the nature, extent and quality of the services to be provided by LIEN Adviser; (ii) the investment performance of LIEN Adviser and its affiliates; (iii) the cost of the services to be provided and the profits to be realized by LIEN Adviser from its relationship with REFI; (iv) the extent to which economies of scale would be realized as REFI grows; and (v) whether fee levels reflect these economies of scale for the benefit of REFI Shareholders.
The REFI Special Committee and the REFI Board considered that the New BDC Advisory Agreement is substantively identical to the LIEN Investment Advisory Agreement and that, because the New BDC Advisory Agreement is expected to be in effect only for a matter of hours between the BDC Election Time and the Merger Effective Time, the terms of the New BDC Advisory Agreement will have no material practical effect on REFI Shareholders separate from the terms of the LIEN Investment Advisory Agreement that will govern the combined company following the Merger.
Following such consideration, the REFI Special Committee unanimously recommended that the REFI Board approve the New BDC Advisory Agreement, and the REFI Board unanimously approved the New BDC Advisory Agreement and directed that it be submitted to REFI Shareholders as the New BDC Advisory Agreement Proposal.
Required Vote
Approval of the New BDC Advisory Agreement Proposal is described under “REFI Proposal II — Approval of the New BDC Advisory Agreement Proposal.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to LIEN, REFI or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of LIEN, REFI or, following the Merger, the combined company. The forward-looking statements may include statements as to: future operating results of LIEN, REFI or, following the Merger, the combined company and distribution projections; business prospects of LIEN, REFI or, following the Merger, the combined company and the prospects of their portfolio companies; and the impact of the investments that LIEN, REFI or, following the Merger, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:
•	the ability of the parties to consummate the Merger on the expected timeline, or at all;
•	the expected synergies and savings associated with the Merger;
•	the ability to realize the anticipated benefits of the Merger, including the expected elimination of certain expenses and costs due to the Merger;
•	the percentage of LIEN Shareholders and REFI Shareholders voting in favor of the proposals submitted for their approval;
•	the possibility that competing offers or acquisition proposals will be made;
•	the Merger Agreement’s limitations on the ability of LIEN and REFI to pursue alternatives to the Merger;
•	the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived;
•	risks related to diverting management’s attention from ongoing business operations;
•	the combined company’s plans, expectations, objectives and intentions, as a result of the Merger;
•	the effect that the announcement of the Merger may have on the trading price of LIEN Common Stock and REFI Common Stock;
•	any potential termination of the Merger Agreement or action of REFI Shareholders with respect to any proposed merger;
•	any operational uncertainties and contractual restrictions while the Merger is pending;
•	the actions of LIEN Shareholders or REFI Shareholders with respect to any of the proposals submitted for their approval;
•	the future operating results and distribution projections of LIEN, REFI or, following the Merger, the combined company;
•	the ability of LIEN to reposition the portfolios of LIEN, REFI or, following the Merger, the combined company, and to implement LIEN’s future plans with respect to their businesses;
•	the ability of Chicago Atlantic and its affiliates to attract and retain highly talented professionals;
•	the business prospects of LIEN, REFI or, following the Merger, the combined company and the prospects of their portfolio companies;
•	the impact of the investments that LIEN, REFI or, following the Merger, the combined company expect to make and the competition for those investments;
•	potential conflicts of interest with LIEN Adviser, REFI Manager, and other affiliates of Chicago Atlantic;
•	the ability of the portfolio companies of LIEN, REFI or, following the Merger, the combined company to achieve their objectives;
•	the expected financings and investments and additional leverage that LIEN, REFI or, following the Merger, the combined company may seek to incur in the future;
•	the adequacy of the cash resources and working capital of LIEN, REFI or, following the Merger, the combined company;

•	the timing of cash flows, if any, from the operations of the portfolio companies of LIEN, REFI or, following the Merger, the combined company; and
•	the risk that shareholder litigation in connection with the Merger may result in significant costs of defense and liability.
Such forward-looking statements may include statements preceded by, followed by or otherwise include the words such as “anticipates,” “believes,” “expects,” “seeks,” “plans,” “should,” “estimates,” “projects,” “may,” “might,” “will,” “would,” “could,” “can,” “continue,” “targets,” “outlook,” “potential,” “predicts,” “intends” and other variations of these words and similar expressions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.
Other factors that could cause actual results to differ materially include:
•	changes or potential disruptions in the operations of LIEN, REFI or, following the Merger, the combined company, the economy, financial markets or political environment;
•
the impact of elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, uncertainties related to the U.S. presidential administration, and the risk of recession or a shutdown of government services;

•
risks associated with possible disruption in the operations of LIEN and REFI or the economy generally due to terrorism, war or other geopolitical conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, natural disasters or pandemics;

•
future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in LIEN’s and REFI’s operating areas, particularly, with respect to LIEN, maintaining its qualifications as a BDC or RIC and, with respect to REFI, maintaining its qualification as a REIT; and

•	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of LIEN, REFI or, following the Merger, the combined company.
The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus are based on information available to them on the applicable date of the relevant document, and they assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. Although LIEN and REFI undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that LIEN and REFI in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contain or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. These forward-looking statements apply only as of the date of this report. Moreover, neither LIEN nor REFI assumes any duty or undertakes to update the forward-looking statements. Because LIEN is regulated as a BDC under the 1940 Act, and because REFI will be regulated as a BDC under the 1940 Act from and after the BDC Election Time, forward-looking statements and projections contained in this joint proxy statement/prospectus made by LIEN, and forward-looking statements and projections made by REFI from and after the BDC Election Time, are not entitled to the safe harbor protection provided by Section 21E of the Exchange Act or Section 27A of the Securities Act, each of which by its terms is unavailable to statements made by an issuer that is an investment company (including a BDC). Forward-looking statements and projections made by REFI prior to the BDC Election Time are intended to qualify for the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act, subject to the conditions of those sections.

THE LIEN SPECIAL MEETING
Date, Time and Place of the LIEN Special Meeting
The LIEN Special Meeting will be held virtually on [ ], 2026 at [ ], Eastern Time, at the following website: www.[ ].com.
This joint proxy statement/prospectus will be sent to LIEN Shareholders of record as of [ ], 2026 on or about [ ], 2026.
Purpose of the LIEN Special Meeting
At the LIEN Special Meeting, LIEN Shareholders will be asked to approve the Merger Stock Issuance Proposal and the Merger Agreement, including the Merger and related transactions.
After careful consideration, the LIEN Board, on the recommendation of the LIEN Special Committee, comprised solely of the LIEN Independent Directors, unanimously approved the Merger Stock Issuance Proposal and Merger Agreement, including the Merger and related transactions, and unanimously recommends that LIEN Shareholders vote “FOR” the Merger Stock Issuance Proposal and “FOR” the Merger Agreement, including the Merger and related transactions.
Record Date
LIEN Shareholders may vote their shares at the LIEN Special Meeting only if they were a shareholder of record at the close of business on [ ], 2026. There were [ ] shares of the LIEN Common Stock outstanding on the LIEN Record Date. Each share of common stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the LIEN Special Meeting for any business to be conducted. The presence at the LIEN Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the LIEN Special Meeting will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. The LIEN Proposals are non-routine matters, so no broker non-votes are expected.
If a quorum is not met, or if there are otherwise insufficient votes at the time of the LIEN Special Meeting to approve the Merger Stock Issuance Proposal or the Merger Agreement, the LIEN Special Meeting may be adjourned to solicit additional proxies. Adjournment may be effected either (i) by approval of the LIEN Adjournment Proposal by the LIEN Shareholders or (ii) by the chairman of the LIEN Special Meeting pursuant to authority granted under the LIEN Bylaws.
If the LIEN Adjournment Proposal is approved, or if the chairman otherwise exercises the adjournment authority described above, the chairman of the LIEN Special Meeting shall have the power to conclude or adjourn the LIEN Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the LIEN Special Meeting.
A LIEN Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal. No proxy voted against the Merger Stock Issuance Proposal or the Merger Agreement will be voted in favor of the LIEN Adjournment Proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The LIEN Proposals are non-routine matters for LIEN, so no broker non-votes are expected. As a result, if a LIEN Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the LIEN Proposals. Abstentions will have the effect of a vote “against” the Merger Agreement, including the Merger and related transactions, because approval of the Merger Agreement requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement. Abstentions will have no effect on the outcome of the Merger Stock Issuance Proposal.
Vote Required
Each share of LIEN Common Stock held by a holder of record as of the LIEN Record Date has one vote on each matter considered at the LIEN Special Meeting.
The Merger Stock Issuance Proposal
The approval of the Merger Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of LIEN Common Stock at a meeting at which a quorum is present. Abstentions will have no effect on the outcome of the Merger Stock Issuance Proposal. The Merger Stock Issuance Proposal is a non-routine matter for LIEN, so no broker non-votes are expected. Proxies received will be voted “FOR” the Merger Stock Issuance Proposal, unless LIEN Shareholders designate otherwise.
Under the terms of the Merger Agreement, each REFI Shareholder will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN Common Stock equal to the Exchange Ratio. The number of shares of LIEN Common Stock to be received will be subject to adjustment if, between the Determination Date and the Merger Effective Time, the respective outstanding shares of LIEN Common Stock or REFI Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
The Merger Agreement, Including the Merger and Related Transactions
The approval of the Merger Agreement, including the Merger and related transactions, requires the affirmative vote of (A) at least a majority of the outstanding shares of LIEN Common Stock and (B) at least a majority of the shares of LIEN Common Stock voted at the LIEN Special Meeting held by LIEN Unaffiliated Shareholders. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Agreement, including the Merger and related transactions, insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. Approval of the Merger Agreement, including the Merger and related transactions, is a non-routine matter for LIEN, so no broker non-votes are expected. Proxies received will be voted “FOR” the Merger Agreement, including the Merger and related transactions, unless LIEN Shareholders designate otherwise.
Voting of Management
On the LIEN Record Date, LIEN’s officers and directors directly owned and were entitled to vote [35,024] shares of LIEN Common Stock, representing less than 1% of the outstanding shares of LIEN Common Stock on the LIEN Record Date. None of LIEN’s officers or directors has entered into any voting or support agreement relating to the Merger; however, LIEN Adviser, which beneficially owns approximately [2,887,204] shares of LIEN Common Stock, has entered into a Support Agreement and has agreed to vote its shares of LIEN Common Stock in favor of the LIEN Proposals.
Voting of Proxies
LIEN encourages LIEN Shareholders to vote their shares, either by voting virtually at the LIEN Special Meeting or by voting by proxy, which means that LIEN Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the LIEN Shareholder’s instructions. If LIEN Shareholders execute a proxy without specifying their voting instructions, such LIEN Shareholders’ shares will be voted in accordance with the LIEN Board Recommendation. If any other business is brought before the LIEN Special Meeting, LIEN Shareholders’ shares will be voted at the LIEN Board’s discretion unless LIEN Shareholders specifically state otherwise on their proxies.

LIEN Shareholders may revoke a proxy at any time before it is exercised by notifying LIEN’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the LIEN Special Meeting. Any LIEN Shareholder entitled to vote at the LIEN Special Meeting may attend the LIEN Special Meeting and vote virtually, whether or not such LIEN Shareholder has previously voted his or her shares via proxy or wishes to change a previous vote.
A LIEN Shareholder may vote virtually at the LIEN Special Meeting or by proxy in accordance with the instructions provided below. A LIEN Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•	By internet: www.[ ].com.
•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] [Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time] to reach a toll-free, live operator line.
•
By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [ ], 20[ ].

Important notice regarding the availability of proxy materials for the LIEN Special Meeting. LIEN’s joint proxy statement/prospectus, LIEN’s Annual Report on Form 10-K for the year ended December 31, 2025, LIEN’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the LIEN Special Meeting, by attending the LIEN Special Meeting and voting virtually, or by a notice, provided in writing and signed by the LIEN Shareholder, delivered to LIEN’s Secretary on any Business Day before the date of the LIEN Special Meeting.
Solicitation of Proxies
LIEN and REFI will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. LIEN and REFI intend to use the services of [ ] to aid in the distribution and collection of proxy votes for an estimated fee of $[  ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services.
For more information regarding expenses related to the Merger, see “Questions and Answers about the Special Meetings and the Merger — Who is responsible for paying the expenses relating to completing the Merger?”
Appraisal Rights
LIEN Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the LIEN Special Meeting.

THE REFI SPECIAL MEETING
Date, Time and Place of the REFI Special Meeting
The REFI Special Meeting will be held virtually on [ ], 2026 at [ ], Eastern Time, at the following website: www.[ ].com.
This joint proxy statement/prospectus will be sent to REFI Shareholders of record as of [ ], 2026 on or about [ ], 2026 .
Purpose of the REFI Special Meeting
At the REFI Special Meeting, REFI Shareholders will be asked to approve the BDC Election Matters and the Merger Proposal.
After careful consideration, on the recommendation of the REFI Special Committee, comprised solely of the REFI Independent Directors, the REFI Board unanimously approved the BDC Election Proposal, the New BDC Advisory Agreement Proposal, and the Merger Proposal, and unanimously recommends that REFI Shareholders vote “FOR” the BDC Election Proposal, “FOR” the New BDC Advisory Agreement Proposal and “FOR” the Merger Proposal.
Record Date
REFI Shareholders may vote their shares at the REFI Special Meeting only if they were a shareholder of record at the close of business on [ ], 2026. There were [ ] shares of REFI Common Stock outstanding on the REFI Record Date. Each share of REFI Common Stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the REFI Special Meeting for any business to be conducted. The presence at the REFI Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the REFI Special Meeting will constitute a quorum. The REFI Special Meeting is expected to be conducted in two sessions to accommodate the sequencing required by the Merger Agreement and the 1940 Act. At the initial session, REFI Shareholders will be asked to vote on the BDC Election Matters and the REFI Adjournment Proposal. Following the vote on the BDC Election Matters, the REFI Special Meeting will be adjourned pursuant to the REFI Adjournment Proposal to permit (i) the filing and SEC acceptance of the BDC Election and (ii) the REFI Board’s consideration and adoption of the Post-BDC Election Approvals. The REFI Special Meeting will thereafter be reconvened for the vote on the Merger Proposal. In addition, if a quorum is not met, or if there are otherwise insufficient votes at the time of the REFI Special Meeting to approve the BDC Election Matters or the Merger Proposal, the REFI Special Meeting may be adjourned to solicit additional proxies. Adjournment may be effected either (i) by approval of the REFI Adjournment Proposal by the REFI Shareholders or (ii) by the chairman of the REFI Special Meeting pursuant to the authority granted under the REFI Bylaws.
If the REFI Adjournment Proposal is approved, or if the chairman otherwise exercises the adjournment authority described above, the chairman of the REFI Special Meeting shall have the power to conclude or adjourn the REFI Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the REFI Special Meeting.
A REFI Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal. No proxy voted against the BDC Election Matters or the Merger Proposal will be voted in favor of the REFI Adjournment Proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The REFI Proposals are non-routine matters for REFI, so no broker non-votes are expected. As a result, if a REFI Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the REFI Proposals. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the REFI Proposals.

Vote Required
Each share of REFI Common Stock held by a holder of record as of the REFI Record Date has one vote on each matter considered at the REFI Special Meeting.
The BDC Election Matters
Approval of the BDC Election Proposal and the New BDC Advisory Agreement Proposal each requires the affirmative vote of the lesser of: (1) 67% of the shares of REFI Common Stock present at the REFI Special Meeting if the holders of more than 50% of the outstanding shares of REFI Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of REFI Common Stock. Abstentions will have the effect of a vote “against” the BDC Election Proposal and the New BDC Advisory Proposal. The BDC Election Proposal and the New BDC Advisory Agreement Proposal are non-routine matters for REFI, so no broker non-votes are expected.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of (A) at least a majority of the outstanding shares of REFI Common Stock and (B) at least a majority of the shares of REFI Common Stock cast at the REFI Special Meeting held by the Unaffiliated REFI Shareholders.
Under the terms of the Merger Agreement, each REFI Shareholder will have the right to receive, for each share of REFI Common Stock, a number of shares of LIEN Common Stock equal to the Exchange Ratio. The number of shares of LIEN Common Stock to be received will be subject to adjustment if, between the Determination Date and the Merger Effective Time, the respective outstanding shares of LIEN Common Stock or REFI Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of REFI Common Stock entitled to be cast at the REFI Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. The Merger Proposal is a non-routine matter for REFI and so no broker non-votes are expected. Proxies received will be voted “FOR” the Merger Proposal, unless REFI Shareholders designate otherwise.
Sequence of Events at and Following the Special Meeting
The REFI Special Meeting will be conducted in two stages to accommodate the sequencing required by the Merger Agreement and the 1940 Act.
At the initial session of the REFI Special Meeting, REFI Shareholders will be asked to vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal. Following receipt of the requisite votes at the REFI Special Meeting approving the BDC Election Proposal and New BDC Advisory Proposal, REFI will file its BDC Election. From and after the BDC Election Time, REFI will be subject to regulation as a BDC under the 1940 Act.
Following the vote on the BDC Election Proposal and New BDC Advisory Proposal, the REFI Special Meeting will be adjourned pursuant to the REFI Adjournment Proposal (or by the chairman of the REFI Special Meeting pursuant to the authority granted under the REFI Bylaws) to permit (i) the filing and SEC acceptance of the BDC Election and (ii) the REFI Board’s consideration of the Post-BDC Election Approvals described below.
Promptly following the BDC Election Time, and as a condition to the completion of the Merger, the REFI Board (acting upon the recommendation of the REFI Special Committee) will be required to make the Post-BDC Election Approvals. Rule 17a-8 of the 1940 Act provides an exemption from the affiliated-transaction prohibitions of Section 17(a) of the 1940 Act for mergers between certain affiliated registered investment companies and BDCs, subject to specified board findings, including that participation in the Merger is in the best interests of REFI and that the interests of existing REFI Shareholders will not be diluted as a result of the Merger. REFI Shareholders are not being asked to vote on the Post-BDC Election Approvals; those approvals are the responsibility of the REFI Board (upon recommendation of the REFI Special Committee).
Following the BDC Election Time and the REFI Board’s adoption of the Post-BDC Election Approvals, the REFI Special Meeting will be reconvened, and REFI Shareholders will be asked to vote on the Merger Proposal. The date, time and location of the reconvened session of the REFI Special Meeting will be announced at the initial session and communicated to REFI Shareholders in accordance with the REFI Bylaws and applicable law. Proxies submitted for the initial session of the REFI Special Meeting will remain valid for the reconvened session, subject to each REFI Shareholder’s right to revoke or change its proxy prior to the vote on the Merger Proposal, as described under ‘Revocability of Proxies. See “The Merger Agreement — Conditions to Closing the Merger.”
Voting of Management
On the REFI Record Date, REFI’s officers and directors owned and were entitled to vote [ ] shares of REFI Common Stock, representing less than [ ] of the outstanding shares of REFI Common Stock on the REFI Record Date. None of REFI’s officers or directors has entered into any voting agreement relating to the Merger.
Voting of Proxies
REFI encourages REFI Shareholders to vote their shares, either by voting virtually at the REFI Special Meeting or by voting by proxy, which means that REFI Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with REFI Shareholders’ instructions. If REFI Shareholders execute a proxy without specifying their voting instructions, such REFI Shareholders’ shares will be voted in accordance with the REFI Board Recommendation. If any other business is brought before the REFI Special Meeting, REFI Shareholders’ shares will be voted at the REFI Board’s discretion unless REFI Shareholders specifically state otherwise on their proxy.
REFI Shareholders may revoke a proxy at any time before it is exercised by notifying the REFI Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the REFI Special Meeting. Any REFI Shareholder entitled to vote at the REFI Special Meeting may attend the REFI Special Meeting and vote virtually, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
A REFI Shareholder may vote virtually at the REFI Special Meeting or by proxy in accordance with the instructions provided below. A REFI Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•	By internet: www.[ ].com.
•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] [Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time] to reach a toll-free, live operator line.
•
By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [ ], 20[ ].

Important notice regarding the availability of proxy materials for the REFI Special Meeting. REFI’s joint proxy statement/prospectus, REFI’s Annual Report on Form 10-K for the year ended December 31, 2025, REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and the proxy card are available at www.[ ].com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the REFI Special Meeting, by attending the REFI Special Meeting and voting virtually, or by a notice, provided in writing and signed by the REFI Shareholder, delivered to the REFI Secretary on any Business Day before the date of the REFI Special Meeting.

Solicitation of Proxies
REFI and LIEN will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. REFI and LIEN intend to use the services of [ ] to aid in the distribution and collection of proxy votes for an estimated fee of $[ ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services.
For more information regarding expenses related to the Merger, see “Questions and Answers about the Special Meetings and the Merger — Who is responsible for paying the expenses relating to completing the Merger?”
Appraisal Rights
REFI Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the REFI Special Meeting.

CAPITALIZATION
The following table sets forth (1) LIEN’s and REFI’s actual capitalization as of March 31, 2026 and (2) LIEN’s capitalization as adjusted to reflect the effects of the Merger and REFI’s BDC Election. You should read this table together with LIEN’s and REFI’s consolidated financial statements incorporated by reference herein. Dollar amounts are in thousands, except share and per share data.

	As of March 31, 2026(9)
	(unaudited, dollar amounts in thousands, except share and per share data)
	Actual LIEN	Actual REFI	Pro Forma Adjustments – REFI’s BDC Election(1)	Pro Forma REFI post BDC Election	Pro Forma Adjustments – Merger	Pro Forma LIEN
Cash, cash equivalents and restricted cash	$3,346	$27,856	—	$27,856	($3,350)(2)	$27,852
Investments, at fair value(7)	$363,967	$400,557	$6,377(8)	$406,934	—	$770,900
Debt	$54,500	$117,050	—	$117,050	—	$171,550
Unamortized Debt Issuance Costs	($851)	($829)	—	($829)	$829(3)	($851)
Net assets	$304,184	$303,423	$5,536	$308,958	($3,350)	$609,793
Total Capitalization	$357,834	$419,644		$425,180		$780,492
Number of shares of common stock outstanding	22,820,590	21,080,272(4)	403,846	21,484,118	1,824,464(5)	46,129,172
NAV per common share	$13.33	$14.39		$14.38		$13.22(6)

(1)
Reflects REFI’s BDC Election, which includes a reversal of the $8.68 million current expected credit loss reserve (funded and unfunded portions), a $(3.43) million unrealized fair-value mark, and the vesting of all unvested restricted stock awards (an aggregate net increase of approximately $5.54 million to converted net assets).

(2)
Pro forma adjustment to cash reflects the impact of approximately $3.35 million of estimated transaction costs expected to be incurred by LIEN as of March 31, 2026. Transaction expenses of LIEN are capitalized, while transaction expenses of REFI are expensed as incurred in accordance with ASC 805.

(3)
Adjustment relates to approximately $0.83 million of unamortized deferred debt issuance costs associated with REFI’s debt facilities that will be reversed when the acquired debt cost basis is measured at fair value.

(4)
The Actual REFI column reflects REFI’s common shares outstanding as of March 31, 2026. The Pro Forma Adjustments column reflects an additional 403,846 shares, giving effect to the vesting of all unvested restricted stock awards, resulting in 21,484,118 fully diluted shares outstanding on a converted (BDC) basis.

(5)
Pro forma adjustment reflects the shares of LIEN Common Stock issued to REFI Shareholders, based on REFI’s net assets following REFI’s BDC Election divided by LIEN’s NAV per share as of March 31, 2026. The final Exchange Ratio will be determined in accordance with the Merger Agreement. The adjustment reflected in this column is the net increase in shares outstanding — the approximately 23.3 million shares of LIEN Common Stock issued to REFI Shareholders (at an implied conversion ratio of approximately 1.08x), less the approximately 21.5 million REFI shares presented in the Pro Forma REFI post BDC Election column, which are cancelled in the Merger. For purposes of calculating the Exchange Ratio, the Closing LIEN NAV was reduced by the LIEN transaction expenses described in (2), and the Closing REFI NAV was reduced by REFI's estimated transaction costs, net of the portion borne by REFI Manager, of approximately $1.69 million, representing approximately $3.69 million of transaction costs estimated as of March 31, 2026 to be incurred by REFI, less the approximately $2.0 million expected to be borne by REFI Manager.

(6)	The decrease of $0.11 in Pro Forma LIEN NAV per common share is the result of the net impact of the estimated pro forma adjustments.
(7)
For LIEN, investments at fair value per LIEN’s Q1 2026 10-Q. For REFI, the Actual column presents loans held for investment at carrying value, net, per REFI’s Q1 2026 10-Q; the Pro Forma Adjustments — REFI’s BDC Election column converts these amounts to fair value (BDC basis).

(8)
The $6.38 million cumulative pro forma adjustment to Investments, at fair value reflects the conversion of REFI’s portfolio of loans held for investment, currently measured at amortized cost as of March 31, 2026, to fair value in accordance with ASC 820. The cumulative adjustment is comprised of: (i) the reversal of approximately $8.68 million of current expected credit loss reserves on funded investments, (ii) the recording of approximately ($3.43) million of unrealized losses from mark-to-market fair valuations, and (iii) a reclassification of approximately $1.12 million relating to the fair value of warrants, currently presented by REFI in Other receivables and assets, net, to Investments, at fair value. Together with the corresponding $(1.12) million reduction in other receivables and assets, net (iii) these amounts equal the $5.54 million total net increase in net assets shown in the Pro Forma Adjustments — REFI’s BDC Election column (see Note 1).

(9)
This table does not contemplate the impact of: (a) 229,764 restricted stock awards granted during the period from April 1, 2026 to July 1, 2026, and (b) the 4,306,754 shares of REFI Common Stock issued in connection with the Koach Transaction, which was completed on July 9, 2026.

THE MERGER
The following discussion includes the material terms of the Merger and the principal terms of the Merger Agreement and is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Merger
Pursuant to the terms of the Merger Agreement, at the Merger Effective Time, REFI will merge with and into LIEN in accordance with the MGCL, with LIEN as the surviving entity.
If the Merger is consummated, each REFI Shareholder will be entitled to receive shares of LIEN Common Stock equal to the Exchange Ratio for each share of REFI Common Stock. The number of shares of LIEN Common Stock to be received will be subject to adjustment only if, between the Determination Date and the Merger Effective Time, the respective outstanding shares of LIEN Common Stock or REFI Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date prior to the Merger Effective Date and will be equal to the ratio of the Closing REFI NAV to the Closing LIEN NAV, rounded to the nearest four decimal places.
No fractional shares of LIEN Common Stock will be issued, and holders of REFI Common Stock will receive cash in lieu of fractional shares.
Following the Merger, LIEN intends to continue its operations as conducted before the Merger.
Background of the Merger
The REFI Board and REFI’s management regularly review REFI’s business, operations, financial performance, competitive position and prospects, as well as potential strategic alternatives to enhance shareholder value. The LIEN Board and LIEN’s management similarly regularly review LIEN’s business, operations, financial performance, competitive position and prospects, as well as potential strategic alternatives to enhance shareholder value. As part of these respective reviews, the REFI Board and REFI’s management and the LIEN Board and LIEN’s management have considered, as applicable, each company’s investment strategy, scale relative to other publicly traded specialty finance vehicles, access to leverage and investor capital, and the implications of REFI’s election to be taxed as a REIT and LIEN’s status as a BDC.
REFI and LIEN are each managed or advised by affiliates of the Chicago Atlantic platform. In parallel with the respective ongoing strategic reviews conducted by the REFI Board and REFI’s management and the LIEN Board and LIEN’s management, senior management of REFI Manager and LIEN Adviser, along with other members of the broader Chicago Atlantic platform, evaluated potential strategic opportunities for each of REFI and LIEN, including means of achieving increased scale, broader access to financing markets, expanded analyst coverage and a wider range of investment opportunities.
On January 8, 2026, the LIEN Board held a special meeting by video conference, attended by all of the directors, by members of LIEN senior management and LIEN Adviser and by representatives of Eversheds Sutherland, LIEN’s outside legal counsel.
Mr. Mahajan, Secretary and Co-Chief Investment Officer of LIEN, presented to the LIEN Board information regarding a potential transaction that would combine REFI’s and LIEN’s operations into a single entity. Mr. Mahajan described the strategic rationale for such a transaction and the expected financial benefits of combining the two companies, including the potential benefits of increased scale, greater access to financing options and analyst coverage, enhanced operational and cost efficiencies and the ability of the combined company to pursue investment opportunities under a single broader investment mandate.
Mr. Mahajan also discussed the rationale for structuring such a transaction so that LIEN would be the surviving entity. Mr. Mahajan explained that, as a BDC, LIEN is not subject to the same investment limitations applicable to REFI as a REIT, including limitations requiring that REFI’s investments be predominantly collateralized by real estate in order to maintain REIT qualification. Mr. Mahajan noted that LIEN’s status as the surviving entity would provide the combined company with greater flexibility to pursue investment opportunities that may not satisfy the collateral-related limitations applicable to a REIT, while maintaining LIEN’s existing investment strategy.

Mr. Mahajan then described generally a proposed structure for a merger and outlined the approvals that would be required. Mr. Mahajan noted that because LIEN and REFI are affiliates, and because LIEN is a BDC subject to regulation under the 1940 Act, the contemplated Merger would be structured to comply with the 1940 Act, including Rule 17a-8 thereunder. Members of LIEN’s senior management and representatives of Eversheds Sutherland advised the LIEN Independent Directors that they were not aware of any directly comparable precedent and that the Merger, involving the combination of a REIT that would convert to a BDC as part of the Merger with an existing BDC, was novel, and would need to be structured such that the safe harbor afforded by Rule 17a-8 was available.
The LIEN Board discussed whether, in light of the affiliated nature of the Merger and LIEN’s status as a BDC, it would be advisable for the LIEN Board to establish a special committee comprised solely of LIEN Independent Directors to assess the Merger on behalf of LIEN and the LIEN Shareholders. A discussion ensued, during which it was noted that the use of a special committee in transactions involving potential conflicts of interest is a common governance practice that can help ensure that the interests of a company and its shareholders are appropriately represented throughout the transaction process. REFI and LIEN are affiliates, as REFI is managed by an affiliate of LIEN Adviser and REFI and LIEN share certain members of senior management. In addition, although Rule 17a-8 only requires that a merger between affiliated entities be approved by the LIEN Independent Directors, the structure of a special committee could have the added benefit of allowing the special committee to independently perform its own analysis, negotiate the deal terms, consult with counsel, and engage an outside financial advisor. LIEN Adviser advised the LIEN Board that it would proceed with the Merger only if such special committee determined that the Merger was fair to, and in the best interests of, LIEN Shareholders and recommended that the full LIEN Board approve the Merger.
Following discussion, the LIEN Board, acting pursuant to Section 2-411 of the MGCL and Section 1 of Article IV of the LIEN Bylaws, on January 8, 2026 established the LIEN Special Committee consisting solely of independent and disinterested directors not affiliated with LIEN Adviser, comprising Michael Chorske, Americo Da Corte, Supurna VedBrat, Tracey Brophy Warson and Patrick McCauley (who resigned from the LIEN Board and the LIEN Special Committee on April 10, 2026, to pursue other opportunities), each of whom is, or in the case of Mr. McCauley was, a LIEN Independent Director. Mr. Chorske was appointed as Chairman of the LIEN Special Committee. The LIEN Board delegated to the LIEN Special Committee the authority to analyze and evaluate the Merger, determine whether the Merger is fair to and in the best interests of LIEN and its shareholders, and determine whether to recommend that the full LIEN Board approve the Merger and any agreements or arrangements proposed to be entered into by LIEN, directly or indirectly, in connection with or relating to the Merger. The LIEN Board further provided that LIEN would not enter into, and the LIEN Board would not approve, the Merger or any related agreements or arrangements unless the LIEN Special Committee had first determined that the Merger was fair to and in the best interests of the LIEN Shareholders and recommended approval by the full LIEN Board and that the requirements of Rule 17a-8 were otherwise satisfied. The LIEN Board also provided that the LIEN Special Committee was under no obligation to follow any particular process on any particular timeframe, to take any particular action with respect to the Merger, or to recommend the Merger, and that the LIEN Special Committee could determine that it was in the best interests of LIEN and the LIEN Shareholders not to proceed with, participate in, or take any action with respect to the Merger. The LIEN Board also authorized the LIEN Special Committee to select and retain, in its sole discretion and at LIEN’s expense, such legal, investment banking, accounting, appraisal and other advisors and consultants as the LIEN Special Committee determined to be appropriate.
Following the formation of the LIEN Special Committee, the LIEN Independent Directors met in executive session and, given Eversheds Sutherland’s familiarity with LIEN, the Rule 17a-8 process and the potential Merger, requested that Eversheds Sutherland be retained to represent the LIEN Special Committee.
On February 2, 2026, the LIEN Special Committee held its organizational meeting by video conference, attended by all of the LIEN Special Committee members and by representatives of Eversheds Sutherland. At the meeting, the LIEN Special Committee reviewed its mandate, adopted guidelines and procedures governing its work, discussed the independence of its members and unanimously approved the compensation of its members for their service on the LIEN Special Committee. The LIEN Special Committee also discussed potential nationally recognized investment banking firms to act as the LIEN Special Committee’s financial advisor in connection with the Merger, including KBW. In evaluating these firms, the LIEN Special Committee members considered, among other things, each firm’s experience advising special committees in related party transactions, experience in the cannabis industry and the BDC sector, qualifications, proposed fees and prior relationships with LIEN, REFI, LIEN Adviser and REFI Manager. The LIEN Special Committee indicated a preference for KBW, given its experience advising a special committee of the LIEN Board in connection with a prior transaction, its reputation in the BDC industry and its familiarity with LIEN.

On February 10, 2026, the LIEN Board held a special meeting by video conference, attended by all of the directors, a representative of LIEN’s senior management and LIEN Adviser and representatives of Eversheds Sutherland. At the meeting, the LIEN Board discussed the potential engagement of KBW as financial advisor to the LIEN Special Committee in connection with the Merger. Following negotiation, KBW was engaged as the LIEN Special Committee’s financial advisor in March 2026.
On March 4, 2026, the REFI Board held a special meeting by video conference, attended by all of the directors other than Mr. John Mazarakis, by members of REFI senior management and REFI Manager and by a representative of Eversheds Sutherland, REFI’s outside legal counsel on securities law matters.
Mr. Peter Sack, Co-Chief Executive Officer of REFI, presented to the REFI Board information regarding the potential Merger. Mr. Sack described the strategic rationale for the potential Merger, including the increased scale of the combined company, greater access to financing options and analyst coverage, the ability to consider investment opportunities not constrained by REFI’s continued qualification as a REIT, and the cost efficiencies that could be achieved by combining the two entities and their related platforms. Mr. Sack also noted that, although REFI presents its portfolio in its periodic reports by calculating reserves for expected credit losses while LIEN fair values its portfolio investments, REFI is already required to fair value its investments in connection with its compliance with REIT requirements, such that the fair valuation framework applicable to a BDC following the closing of the Merger could be implemented without significant incremental time or effort.
The REFI Independent Directors then engaged in a discussion with REFI’s senior management regarding the potential Merger. In response to a question from the REFI Independent Directors as to why LIEN, rather than REFI, would be the surviving entity, Mr. Sack explained that LIEN has a broader investment mandate, while REFI’s investment strategy is limited by the requirement that its investments be predominantly collateralized by real estate in order to maintain REIT qualification. The REFI Independent Directors also asked whether REFI’s senior management had considered a merger transaction with an unaffiliated mortgage REIT. Mr. Sack discussed the difficulties associated with a public mortgage REIT taking on a portfolio of loans with a cannabis focus. In response to a further question regarding non-cannabis loans originated by LIEN and other Chicago Atlantic entities, Mr. Anthony Cappell, Co-Chief Executive Officer of REFI, indicated that the Chicago Atlantic platform had been originating loans to non-cannabis borrowers with risk-and-return profiles similar to those of the loans held by REFI, and that REFI had not pursued those opportunities because of the REIT qualification rules.
Mr. Sack then described generally a proposed structure for the potential Merger and the approvals that would be required, including approvals of the REFI Board and REFI Shareholders, and the process required to close the transaction in light of LIEN’s status as a BDC subject to regulation under the 1940 Act. Mr. Sack also noted that, in order to address the potential conflicts of interest associated with an affiliated transaction of this nature, the REFI Board may wish to consider forming a special committee composed solely of independent and disinterested directors to consider the terms of the Merger, independently perform its own analysis, negotiate the deal terms, consult with counsel, and engage an independent financial advisor to evaluate the fairness of the Merger.
A discussion ensued regarding the use of a special committee in transactions involving potential conflicts of interest, and it was noted that the use of a special committee is a common governance practice that can help to ensure that the interests of a company and its shareholders are appropriately represented throughout the transaction process. Given that LIEN is advised by LIEN Adviser, an affiliate of REFI Manager, and REFI and LIEN share certain members of senior management, it was determined that appointment of a special committee composed solely of independent directors was advisable in the circumstances. REFI Manager advised the REFI Board that it would proceed with the Merger only if such special committee determined that the Merger was fair to, and in the best interests of, REFI Shareholders and recommended that the full REFI Board approve the Merger.
The REFI Independent Directors further discussed their fiduciary duties in connection with the Merger and the advisability of retaining separate legal counsel in the circumstances, and it was determined that separate legal counsel for the special committee would be appropriate.
Following discussion, the REFI Board, acting pursuant to Section 2-411 of the MGCL and Section 1 of Article IV of the REFI Bylaws, on March 4, 2026 established the REFI Special Committee consisting solely of independent and disinterested directors not affiliated with REFI Manager, comprising Dr. Jason Papastavrou, Brandon Konigsberg, Elizabeth Stavola and Michael Steiner (who resigned from the REFI Board and the REFI Special Committee on April 27, 2026 due to limitations on his time availability for service), each of whom is, or in the case of Mr. Steiner was, an independent director of REFI. The REFI Board delegated to the REFI Special Committee the authority to analyze and evaluate the Merger, determine whether the Merger is fair to and in the best interests of the REFI Shareholders, and determine whether to recommend that the full REFI Board approve the Merger and any agreements or arrangements proposed to be entered into by REFI, directly or indirectly, in connection with or relating to the Merger. The REFI Board further provided that REFI would not enter into, and the REFI Board would not approve, the Merger or any related agreements or arrangements unless the REFI Special Committee had first determined that the Merger was fair to and in the best interests of the REFI Shareholders and recommended approval by the full REFI Board. The REFI Board also provided that the REFI Special Committee was under no obligation to follow any particular process on any particular timeframe, to take any particular action with respect to the Merger, or to recommend the Merger, and that the REFI Special Committee could determine that it was in the best interests of REFI and its shareholders not to proceed with, participate in, or take any action with respect to the Merger. The REFI Board also authorized the REFI Special Committee to select and retain, in its sole discretion and at REFI’s expense, such legal, investment banking, accounting, appraisal and other advisors and consultants as the REFI Special Committee determined to be appropriate.
Following the formation of the REFI Special Committee, the REFI Independent Directors met in executive session.
On March 9, 2026, the REFI Board held a regular meeting at which the REFI Board reviewed, among other matters, recent macroeconomic and regulatory developments relevant to REFI’s business, including the federal regulatory environment for cannabis, the executive order directing further consideration of the rescheduling of cannabis under the Controlled Substances Act, ongoing developments under the Farm Bill, and recent inflation, interest rate and tariff developments. The REFI Board considered the implications of these developments for REFI’s strategic positioning and received an update on the status of the Merger, including that the REFI Special Committee was in the process of evaluating and engaging outside legal and financial advisors.
On March 17, 2026, at a regular meeting of the REFI Board, the REFI Board affirmatively determined that each of Dr. Papastavrou, Messrs. Konigsberg and Steiner, and Ms. Stavola was independent under applicable NASDAQ listing rules and free of relationships that would impair the exercise of independent judgment in connection with the REFI Special Committee’s mandate. The REFI Board formalized the scope of the REFI Special Committee’s mandate to authorize the REFI Special Committee, in addition to its prior charge to evaluate the Merger, to explore, evaluate and consider potential strategic alternatives available to REFI, including mergers, acquisitions, asset sales, financings, recapitalizations and other strategic transactions, to negotiate the terms and conditions of any such transaction and to make recommendations to the REFI Board.
Following the establishment of the REFI Special Committee, members of the REFI Special Committee interviewed multiple law firms to serve as independent legal counsel to the REFI Special Committee, evaluating each firm’s experience advising special committees in related party transactions, experience advising investment companies and companies operating in the cannabis sector, qualifications and independence from REFI, LIEN, REFI Manager and LIEN Adviser. Based on these interviews, the REFI Special Committee members determined to retain Nixon Peabody to serve as independent legal counsel to the REFI Special Committee. Members of the REFI Special Committee also interviewed multiple nationally recognized investment banking firms to serve as the outside financial advisor to the REFI Special Committee, including Oppenheimer. In evaluating these firms, the REFI Special Committee members considered, among other things, each firm’s experience advising special committees in related party transactions, experience in the cannabis industry and the BDC sector, qualifications, proposed fees and independence from REFI, LIEN, REFI Manager and LIEN Adviser. Following this process, the REFI Special Committee members determined to recommend that the REFI Special Committee engage Oppenheimer as outside financial advisor to the REFI Special Committee.
On March 25, 2026, after considering Eversheds Sutherland’s relevant experience and potential conflicts, LIEN and the LIEN Special Committee executed the engagement letter with Eversheds Sutherland for its service as legal counsel to the LIEN Special Committee in connection with the LIEN Special Committee’s review and evaluation of the Merger.
Although the Merger had been discussed conceptually among the parties, the specific terms thereof were formally proposed on March 30, 2026 in a letter to the REFI Board from Scott Gordon, Executive Chairman and Co-Chief Investment Officer of LIEN, written on behalf of LIEN, expressing LIEN’s interest in exploring the Merger with REFI. The letter advised that, in light of the affiliated relationship between the parties, the LIEN Board had established the LIEN Special Committee composed solely of LIEN Independent Directors, which would be responsible for evaluating, negotiating and, if appropriate, recommending the terms of any such transaction, with the assistance of legal and financial advisors. The letter noted LIEN’s view that the Merger may present an opportunity to enhance scale and create long-term value for the shareholders of both companies and stated that the letter was intended as a preliminary expression of interest and did not constitute a binding commitment or obligation. The REFI Board referred the letter to the REFI Special Committee for consideration.
On April 10, 2026, Mr. McCauley resigned from the LIEN Board and the LIEN Special Committee in order to pursue other opportunities.
On April 24, 2026, Eversheds Sutherland delivered an initial draft of the Merger Agreement to the LIEN Special Committee.
On April 27, 2026, Mr. Steiner resigned from the REFI Board and the REFI Special Committee due to limitations on his time availability for service to the REFI Special Committee. For such reason, he also did not stand for reelection to the REFI Board at REFI’s annual meeting of shareholders held on June 11, 2026.
On April 30, 2026, the REFI Special Committee held its organizational meeting by video conference. At the meeting, the REFI Special Committee reviewed its mandate, adopted guidelines and procedures governing its work, appointed Dr. Papastavrou as Chairman of the REFI Special Committee and discussed the independence of its members. Nixon Peabody, independent legal counsel to the REFI Special Committee, reviewed legal considerations applicable to the REFI Special Committee’s review of potential strategic alternatives. Following such review and discussion, and after considering Nixon Peabody’s qualifications and experience representing special committees and boards of directors in transactions involving related parties and potential conflicts of interest, the qualifications of the individual attorneys expected to advise the REFI Special Committee, and its independence from REFI, LIEN, REFI Manager and LIEN Adviser, the REFI Special Committee determined to appoint Nixon Peabody to serve as independent legal counsel to the REFI Special Committee. Following discussion, the REFI Special Committee ratified the engagement of Nixon Peabody and approved the engagement of Oppenheimer, after considering Oppenheimer’s relevant experience and potential conflicts.
On May 4, 2026, the LIEN Special Committee met by video conference with representatives of Eversheds Sutherland and KBW in attendance to discuss the draft Merger Agreement and related matters.
On May 5, 2026, Eversheds Sutherland delivered to the LIEN Special Committee a revised draft of the Merger Agreement.
On May 5, 2026, Eversheds Sutherland delivered to Nixon Peabody a draft of the Merger Agreement, which Nixon Peabody shared with the REFI Special Committee. The REFI Special Committee met by video conference on May 6, 2026 to discuss the draft Merger Agreement and related matters. The REFI Special Committee also discussed the basic economic terms reflected in the draft Merger Agreement, including the proposed use of a NAV-based Exchange Ratio.
On May 12, 2026, the LIEN Board held a regular meeting at which the LIEN Board reviewed, among other matters, recent macroeconomic and regulatory developments relevant to LIEN’s business, including the federal regulatory environment for cannabis, the executive order directing further consideration of the rescheduling of cannabis under the Controlled Substances Act, and recent inflation, interest rate and tariff developments. The LIEN Board considered the implications of these developments for LIEN’s strategic positioning and received an update on the status of the Merger.
On May 14 and May 22, 2026, the REFI Special Committee met with representatives of Nixon Peabody and Oppenheimer to review the Merger, potential alternatives available to REFI and key transaction issues. At such meetings, the REFI Special Committee discussed, among other things, the potential alternatives available to REFI, including remaining a standalone company, pursuing other strategic transactions including a merger with a non-affiliate, pursuing a wind-down or considering a transaction with LIEN. Representatives of Oppenheimer reviewed with the REFI Special Committee preliminary discussion materials addressing, among other things, REFI’s and LIEN’s respective fee structures, valuation methodology considerations, potential tax-related distributions, dividend policies and governance considerations. The REFI Special Committee also discussed key transaction issues, including transaction structure, valuation methodology, management fee considerations, expense allocation, shareholder approval requirements, deal protection provisions, and indemnification and insurance matters.

During this period, the REFI Special Committee and its advisors requested and reviewed information from REFI and LIEN and their respective representatives regarding REFI’s and LIEN’s portfolios, valuation methodologies, financing arrangements, management fee structures, tax considerations and other matters relevant to the REFI Special Committee’s evaluation of the Merger.
On May 15, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to discuss the Merger and the draft Merger Agreement. During the video conference, the parties discussed, among other issues, the structure of the Merger, the draft Merger Agreement provisions regarding financing for the post-Merger combined company, tax matters, and governmental consents and approvals that might be applicable to the transaction.
On May 26, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to discuss the structure of the Merger, including the intended qualification of the Merger as a reorganization under Section 368(a)(1)(A) of the Code, REFI’s pre-Merger Tax Dividend to eliminate REFI’s accumulated earnings and profits and reduce REFI’s REIT taxable income, REFI’s continued qualification as a REIT for federal tax purposes through the Merger Effective Time, LIEN’s continued qualification as a RIC and a potential pre-Merger distribution by LIEN.
On May 31, 2026, Nixon Peabody circulated a revised draft of the Merger Agreement to Eversheds Sutherland. The revised draft introduced a single-meeting structure for REFI Shareholder approvals, providing for a short adjournment of the REFI Special Meeting between the BDC Election approval vote and the Merger Proposal approval vote, with the BDC Election to be effected during the adjournment, in order to avoid the time delay, expense and execution risk that would be associated with two separate shareholder meetings.
On June 1, 2026, Eversheds Sutherland shared the revised draft of the Merger Agreement with the LIEN Special Committee.
On June 2, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to further discuss the single-meeting-with-adjournment approach to the REFI Special Meeting.
On June 2, 2026, the LIEN Special Committee met with representatives of Eversheds Sutherland and KBW also in attendance to discuss the revised draft of the Merger Agreement, including the single-meeting-with-adjournment approach to the REFI Special Meeting and the potential inclusion of a stock repurchase plan in the Merger Agreement. KBW provided the LIEN Special Committee with a preliminary overview of financial aspects of the Merger.
On June 2, 2026, representatives of Eversheds Sutherland and Nixon Peabody discussed matters relating to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including the nature of the potential transaction, the nature of the assets of LIEN and REFI and the various exemptions from the filing requirements of the Hart-Scott-Rodino Act.
On June 3, 2026, the REFI Special Committee met with representatives of Oppenheimer to further consider strategic alternatives available to REFI and supplemental information regarding the Merger. Oppenheimer reviewed discussion materials addressing, among other things, five principal alternatives: maintaining the status quo, changing REFI’s strategy or structure, conducting an orderly portfolio run-off, pursuing a non-affiliated merger and pursuing an affiliated merger, including the Merger with LIEN. Oppenheimer reviewed potential advantages, disadvantages and other relevant considerations associated with each alternative, including REFI’s current trading price, dividend profile, access to capital, cannabis concentration, transaction execution risk, management fees and the potential benefits of increased scale and diversification in a transaction with LIEN.
The REFI Special Committee considered that each alternative involved different potential benefits and risks, including execution risk, timing, potential transaction costs and potential impact on shareholder value.
Oppenheimer also reviewed preliminary illustrative valuation analyses for certain alternatives, which were based on management projections and other assumptions. Oppenheimer reviewed the termination provisions of the REFI Management Agreement, including a preliminary estimate of the termination fee payable under certain circumstances. Nixon Peabody noted that the draft Merger Agreement and the ongoing negotiations contemplated that REFI would not bear a termination fee under the REFI Management Agreement in connection with the Merger.
On June 4, 2026, KBW shared with the LIEN Special Committee estimates and other information from LIEN regarding potential cost efficiencies expected by LIEN to result from the Merger as well as an underwriting memorandum from REFI regarding the Koach Transaction.

On June 5, 2026, the REFI Special Committee met with representatives of Nixon Peabody and Oppenheimer to discuss supplemental information regarding the Merger. Oppenheimer reviewed differences between REFI’s book value methodology and LIEN’s NAV methodology and discussed preliminary adjustments intended to place REFI and LIEN on a comparable valuation basis for purposes of calculating the Exchange Ratio. Oppenheimer also reviewed an illustrative comparison of the management fees REFI had actually paid under its existing REIT management fee structure over a historical period to the management fees REFI would have paid over the same period had the BDC fee structure applicable to LIEN instead been in effect, and discussed the potential impact of the resulting fee differential on REFI Shareholders. The REFI Special Committee viewed the management fee differential as an area of further discussion in its evaluation of the Merger and directed Oppenheimer and Nixon Peabody to continue evaluating potential alternatives.
On June 5, 2026, Eversheds Sutherland shared an updated draft of the Merger Agreement with the LIEN Special Committee, the LIEN Board and Nixon Peabody, which Nixon Peabody shared with the REFI Special Committee and Oppenheimer.
On June 5, 2026, the LIEN Special Committee met with representatives of Eversheds Sutherland and KBW also in attendance to discuss the updated draft of the Merger Agreement and related matters, including the tax treatment of REFI, the vote of LIEN Shareholders required to approve the Merger Agreement, the treatment of REFI’s outstanding indebtedness and the plan for repayment or assumption of such indebtedness in connection with the Merger. Following discussion, the LIEN Special Committee determined that, before the LIEN Special Committee takes a vote on whether to approve the Merger Agreement, REFI should speak with the lenders under the REFI Revolving Credit Facility and the holders of REFI Unsecured Notes regarding the Merger. The LIEN Special Committee also indicated its intention to provide a list of questions to LIEN’s senior management regarding the outstanding indebtedness of LIEN and REFI and the anticipated indebtedness of the proposed combined company.
On June 6, 2026, Nixon Peabody shared with the REFI Special Committee, Oppenheimer and Eversheds Sutherland a draft of Exhibit A to the draft Merger Agreement.
On June 7, 2026, the LIEN Special Committee shared with Eversheds Sutherland a list of questions to be provided to LIEN’s senior management regarding the outstanding indebtedness of LIEN and REFI and the anticipated indebtedness of the proposed combined company. Eversheds Sutherland shared the list of questions with LIEN’s senior management on June 8, 2026. Later that day, LIEN’s senior management provided preliminary responses to Eversheds Sutherland, which Eversheds Sutherland then shared with the LIEN Special Committee.
Between June 2 and June 10, 2026, representatives of Nixon Peabody and Eversheds Sutherland held additional video conferences regarding issues pertaining to the Merger Agreement, the tax treatment applicable to the Merger, post-Merger financing needs of the combined company and related matters. Issues under discussion relating to the Merger Agreement included the Exchange Ratio calculation methodology, adjustments and procedures, the deal protection provisions of the Merger Agreement, the termination and termination fee provisions of the Merger Agreement, the requisite shareholder approvals for the Merger, the allocation of transaction expenses among the parties and their managers, and the management fee differential between REFI and LIEN.
On June 7, June 9 and June 10, 2026, the REFI Special Committee met by video conference to continue its review of the Merger and related negotiation issues, including, at the June 10 meeting, a report on the REFI Special Committee’s recent meeting with members of REFI management. The REFI Special Committee discussed potential strategic benefits of a transaction with LIEN, including expansion of the investment mandate, potential reduction or elimination of constraints associated with REFI’s REIT structure, increased scale, potential operating efficiencies, potential access to a more flexible capital structure and potential increased public float and liquidity. The REFI Special Committee also discussed potential shareholder concerns, including the management fee differential, potential dividend impact, transaction expenses, the Exchange Ratio calculation methodology, adjustments and procedures, the treatment of the potential acquisition of additional loans through the Koach Transaction, which, at that time, had not closed, and the strategic rationale for the transaction.
On June 8, 2026, Nixon Peabody shared with the REFI Special Committee, Oppenheimer and Eversheds Sutherland the form of the Support Agreements.
On June 8, 2026, representatives of Eversheds Sutherland met with representatives of Baker, Donelson, Bearman, Caldwell & Berkowitz PC, LIEN’s Maryland legal counsel, to discuss the shareholder voting requirements for approval of the Merger Agreement pursuant to the LIEN Charter and LIEN Bylaws.

On June 8, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to discuss U.S. federal income tax matters relating to the Merger, including the structure of the transaction, related provisions of the Merger Agreement, and the anticipated tax disclosures and opinions to be included in the registration statement, of which this joint proxy statement/prospectus forms a part.
Nixon Peabody reviewed the proposed transaction structure, including REFI’s proposed BDC Election followed by a stock-for-stock merger of REFI with and into LIEN, with LIEN as the surviving corporation. Under the Merger Agreement, following the BDC Election and before the Merger, the REFI Board, on recommendation of the REFI Special Committee, would be required to make the Post-BDC Election Approvals. The REFI Special Committee also reviewed tax considerations relating to the proposed transaction, including the parties’ intent that the Merger qualify as a reorganization under Section 368(a) of the Code, tax dividend requirements and issues relating to REFI’s REIT status and BDC Election.
The REFI Special Committee also discussed proposed adjustments to the NAV calculation methodology, including adjustments to account for differences between REFI’s book value and LIEN’s fair value methodologies, treatment of current expected credit loss reserves, transaction expenses and REFI Manager’s proposed expense contribution. Oppenheimer reviewed examples of measures used in precedent affiliated transactions to support shareholder value, including expense reimbursements, temporary fee relief, share repurchase programs and manager investments. The REFI Special Committee expressed the view that any concessions should, to the extent practicable, benefit REFI Shareholders. Following further discussion, the REFI Special Committee directed Nixon Peabody and Oppenheimer to continue negotiations with LIEN and its representatives regarding the transaction structure, NAV adjustments and REFI Manager’s proposed expense contribution, and to develop proposals for consideration at a subsequent meeting of the REFI Special Committee.
On June 9, 2026, the LIEN Special Committee held a meeting with LIEN’s senior management and representatives of Eversheds Sutherland to discuss the outstanding indebtedness of LIEN and REFI and the anticipated indebtedness of the proposed combined company. LIEN’s senior management explained that they expect to receive non-binding letters of support for the Merger from LIEN’s and REFI’s senior lenders prior to the LIEN Special Committee’s vote on whether to approve the Merger Agreement. LIEN’s senior management noted that it does not intend to receive consent from the holders of the REFI Unsecured Notes until closer to the Merger Effective Time, but that the fees associated with prepayment of the REFI Unsecured Notes expire in October 2026. LIEN’s senior management then outlined the anticipated indebtedness of the proposed combined company.
On June 10, 2026, prior to a meeting of the REFI Special Committee on that date, members of the REFI Special Committee met by video conference with members of REFI management. In advance of the meeting, the REFI Special Committee had identified a number of topics for discussion with REFI management, including: the rationale that would support REFI shareholder approval of the Merger; how REFI shareholders’ anticipated concerns regarding the post-Merger management fee differential, potential dividend impact and potential near-term impact on the trading price of REFI Common Stock would be addressed; and REFI management’s plans in the event the requisite shareholder votes were not obtained. The REFI Special Committee had also indicated to its advisors that any concessions sought from REFI Manager in connection with the Merger should, to the extent practicable, benefit REFI shareholders.
At the meeting with REFI management, members of REFI management reviewed with the REFI Special Committee three principal strategic alternatives available to REFI, including maintaining the status quo, an orderly wind-down of REFI’s portfolio, and the Merger with LIEN. The REFI Special Committee had previously reviewed with Oppenheimer a broader range of strategic alternatives, including a non-affiliated merger with a third-party public or private vehicle and changes to REFI’s investment strategy or structure, as described above. REFI management expressed the view that, under a status quo scenario, REFI’s dividend would likely decrease over time due to diminishing opportunities. REFI management indicated that an orderly wind-down would take several years to complete and was expected to result in a decline in REFI’s NAV of approximately 10% to 20% given ongoing operating expenses against a declining asset base. REFI management expressed the view that the proposed Merger offered the most compelling long-term value for REFI shareholders, citing increased scale, increased public float, improved access to debt capital markets, including the potential to achieve an investment grade credit rating for the combined company, and the broader investment mandate available to the combined company as a BDC. REFI management also expressed confidence that REFI Shareholder approval of the Merger could be obtained.

The REFI Special Committee discussed with REFI management potential measures to enhance the value of the Merger for REFI Shareholders. REFI management stated that REFI Manager was prepared to make a $2 million payment of REFI’s transaction expenses in connection with the Merger. Following discussions among the REFI Special Committee, its advisors, REFI management and LIEN’s representatives, the parties ultimately agreed that the $2 million expense payment borne by REFI Manager (rather than REFI and the REFI Shareholders) would result in a corresponding increase to Closing REFI NAV for purposes of calculating the Exchange Ratio, with the effect of increasing the number of shares of LIEN Common Stock to be received by REFI Shareholders in the Merger. REFI management also expressed support for the LIEN Board considering, in good faith, the adoption of a post-Closing share repurchase program.
Following this meeting, the REFI Special Committee reconvened with its advisors. Based on its discussions with REFI management and the additional terms that REFI management had indicated would be supported by REFI Manager, including the $2 million payment of REFI’s transaction expenses, the REFI Special Committee determined that the Merger appeared to represent the best available strategic alternative for REFI Shareholders and directed its advisors to continue to finalize the Merger Agreement and related documentation.
On June 10, 2026, Nixon Peabody circulated to the REFI Special Committee, Oppenheimer and Eversheds Sutherland a revised draft of the Merger Agreement, which Eversheds Sutherland shared with the LIEN Special Committee, reflecting, among other things: the addition of an addback to Closing REFI NAV in Exhibit A of the Merger Agreement reflecting REFI Manager’s agreement to pay $2 million of REFI’s transaction expenses; a modification to the termination provisions in the Merger Agreement; and elimination of references to termination fees payable by either party, retaining the concept that a third party bidder making a superior proposal would be required to pay a termination fee to the non-terminating party prior to termination of the Merger Agreement, reflecting the position that the 1940 Act prohibits the payment of termination fees among affiliated investment companies.
On June 12, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to discuss the revised draft of the Merger Agreement and proposed revisions to Exhibit A of the Merger Agreement. At and in connection with the call, Eversheds Sutherland raised concerns regarding the termination provision in the Merger Agreement. Nixon Peabody and Eversheds Sutherland discussed the termination provision and determined that it could be deleted from the Merger Agreement and addressed through the shareholder approval conditions to completion of the Merger. Later that day, Eversheds Sutherland circulated to Nixon Peabody and the LIEN Special Committee a revised draft of the Merger Agreement, which Nixon Peabody shared with the REFI Special Committee and Oppenheimer, and Nixon Peabody circulated to Eversheds Sutherland a revised draft of Exhibit A to the Merger Agreement. Eversheds Sutherland advised Nixon Peabody that it was comfortable with the form of the Support Agreements and requested a list of signatories.
On June 12, 2026, the LIEN Special Committee held a meeting by videoconference with members of LIEN senior management and representatives of Eversheds Sutherland and KBW in attendance to discuss the revised draft of the Merger Agreement and related transaction matters. Members of LIEN senior management reviewed with the LIEN Special Committee the challenges associated with obtaining the requisite approval of the REFI Shareholders and explained that certain recent revisions to the Merger Agreement and related transaction terms were intended to make the Merger more attractive to REFI Shareholders. These revisions included the potential share repurchase program and the agreement by REFI Manager to pay $2 million of REFI’s expenses under the Merger Agreement. LIEN senior management also discussed its planned outreach to REFI Shareholders to solicit votes in favor of the applicable proposals. LIEN senior management reiterated its view that the Merger was in the best interests of LIEN Shareholders and REFI Shareholders and would be accretive to both.
Following this discussion, members of LIEN senior management left the meeting, and the LIEN Special Committee continued to meet with representatives of Eversheds Sutherland and KBW. Representatives of Eversheds Sutherland reviewed with the LIEN Special Committee the revisions to the Merger Agreement, including revisions to the termination provisions, the shareholder voting requirements for approval of the Merger Agreement (including a requirement that the affirmative vote of both a majority of the outstanding shares and a majority of the unaffiliated shareholders voting at the meeting be obtained) and the potential share repurchase program. Representatives of Eversheds Sutherland also provided an update regarding LIEN management’s communications with the lenders under LIEN’s and REFI’s outstanding indebtedness.
Representatives of KBW then reviewed financial matters relating to the Merger, including the modified Exchange Ratio reflecting REFI Manager’s agreement to pay $2 million of REFI’s transaction expenses.

Following the meeting with the LIEN Special Committee, on June 12, 2026, Eversheds Sutherland circulated to Nixon Peabody a revised draft of the Merger Agreement, which included a new covenant relative to consideration of a post-closing share repurchase and revisions to the termination provisions and termination fee structure.
On June 13, 2026, Nixon Peabody circulated to the REFI Special Committee a list of material open issues relative to the Merger Agreement.
On June 15, 2026, the REFI Special Committee met with representatives of Nixon Peabody to review the Merger in advance of the anticipated approval meetings, including the terms and conditions of the Merger Agreement, the strategic rationale for the Merger, the BDC Election and 1940 Act compliance matters, the required shareholder approvals (including a requirement that the affirmative vote of both a majority of the outstanding shares and a majority of the unaffiliated shareholders voting at the meeting be obtained) and tax considerations, and to discuss the anticipated fairness opinion to be delivered by Oppenheimer. Nixon Peabody reviewed a consolidated list of material issues, and the REFI Special Committee discussed, among other things, the proposed post-Closing share repurchase program of up to $25 million, the removal of the REFI fiduciary out right and inclusion of a closing condition relative to the Post-BDC Election Approvals required under the 1940 Act, the proposed reciprocal termination fees and the REFI Special Committee’s direction to negotiate for their elimination or, failing that, their reduction, the financing-related closing condition and the proposed outside date for the Merger.
On June 15, 2026, representatives of Nixon Peabody and Eversheds Sutherland held a video conference to discuss the status of the Merger Agreement and additional changes proposed by Nixon Peabody. In connection with the call, Nixon Peabody circulated to the REFI Special Committee and Eversheds Sutherland a further revised draft of the Merger Agreement, reflecting, among other things: the elimination of reciprocal termination fees; confirmation of the proposed $25 million amount for the post-Closing share repurchase program; extension of the outside date for the Merger to June 30, 2027; and identification of the proposed signatories to the Support Agreements. Eversheds Sutherland shared the further revised draft of the Merger Agreement and Exhibit A of the Merger Agreement with the LIEN Special Committee, the LIEN Board and LIEN’s senior management.
On June 16, 2026, Nixon Peabody advised Eversheds Sutherland that, based on feedback from the REFI Special Committee and REFI management, the expense allocation language remaining in the Merger Agreement should be retained. Nixon Peabody advised that REFI Manager’s $2 million payment of REFI’s transaction expenses had been discussed between the two management teams, that the financial implications were reflected in the Exchange Ratio separately arrived at and agreed by the two management teams in consultation with the parties’ respective special committee’s financial advisors, and that the approach was consistent with a prior Chicago Atlantic transaction. The REFI Special Committee was in agreement with the approach, and Nixon Peabody requested confirmation that the LIEN Special Committee would also agree.
On June 16, 2026, Eversheds Sutherland shared with Nixon Peabody, the LIEN Special Committee and the LIEN Board an updated draft of the Merger Agreement reflecting clean-up edits and noted that issues relating to the termination fee and the allocation of fees and expenses remained outstanding. Nixon Peabody shared the draft of the Merger Agreement with the REFI Special Committee and Oppenheimer.
During the period from June 10 to June 17, 2026, representatives of Nixon Peabody and Eversheds Sutherland, together with representatives of Oppenheimer and KBW, also discussed and exchanged revised drafts of the Support Agreements and Exhibit A to the Merger Agreement setting forth the NAV calculation methodology. The principal items addressed by the parties during this period also included transaction expense allocation, a requirement that the affirmative vote of both a majority of all outstanding shares and a majority of the unaffiliated shareholders voting at the relevant meeting be obtained in order for the REFI or LIEN, as applicable, shareholder approvals to be deemed to have been received, the categories of adjustments to Closing REFI NAV and Closing LIEN NAV reflected in Exhibit A of the Merger Agreement, the inclusion in Closing REFI NAV of the $2 million amount attributable to REFI Manager’s payment of REFI transaction expenses, post-Closing board composition and the differences in director and officer indemnification protections available to BDCs in comparison to REITs.
On June 16, 2026, the REFI Special Committee met by video conference with representatives of Oppenheimer to review Oppenheimer’s financial analyses in connection with its fairness opinion. Oppenheimer reviewed the proposed transaction structure, the Exchange Ratio methodology, the shareholder approval process, the proposed allocation of fees and expenses, and the potential share repurchase program that the LIEN Board would be required to consider in good faith following the signing of the Merger Agreement. Oppenheimer also reviewed its financial analyses of the proposed transaction, including implied Exchange Ratio reference ranges, and discussed the assumptions and limitations of those analyses. Oppenheimer compared those reference ranges to an illustrative Exchange Ratio of 1.0851x, based on adjusted March 31, 2026 net book value per share of $14.30 for REFI and adjusted March 31, 2026 NAV per share of $13.18 for LIEN. Oppenheimer noted that the actual Exchange Ratio under the Merger Agreement would be calculated based on Closing REFI NAV and Closing LIEN NAV determined no earlier than 48 hours prior to the Merger Effective Time. At the meeting, Oppenheimer rendered to the REFI Special Committee its oral opinion that, as of that date and based upon and subject to the various assumptions, limitations, qualifications and other matters reviewed with the Special Committee, the Exchange Ratio was fair, from a financial point of view, to REFI Shareholders (other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates), and advised the REFI Special Committee that it expected to confirm its oral opinion by delivery of a written fairness opinion on the following day. The REFI Special Committee considered this advice, together with the proposed allocation of transaction expenses, REFI Manager’s $2 million payment of REFI transaction expenses, the valuation methodology set forth in the Merger Agreement and the other factors reviewed with its advisors.
Later on June 16, 2026, the LIEN Special Committee held a meeting by videoconference with representatives of Eversheds Sutherland and KBW also in attendance. At the meeting, the LIEN Special Committee and representatives of Eversheds Sutherland discussed the removal of the termination fee provisions and the allocation of the fees and expenses of the Merger. Following discussion, the LIEN Special Committee determined to propose a fee arrangement pursuant to which LIEN would bear the first $200,000 of SEC filing, printing and mailing costs, REFI would bear the next $150,000 of such costs, representing costs between $200,000 and $350,000, and any costs above $350,000 would be split equally between LIEN and REFI. The LIEN Special Committee determined that, while LIEN was willing to bear such costs based on the parties’ $200,000 estimate, any excess costs should be REFI’s responsibility absent further allocation.
At this meeting, KBW reviewed the financial aspects of the Merger and rendered an opinion to the LIEN Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio (which was assumed in KBW’s opinion to be 1.0849x) in the Merger was fair, from a financial point of view, to LIEN. KBW’s opinion is more fully described in the section entitled “Opinion of the LIEN Special Committee’s Financial Advisor.”
Following discussion, the LIEN Special Committee unanimously determined that the Merger Agreement, the Merger Stock Issuance Proposal, the terms of the Merger and the related transactions, and LIEN’s participation in the Merger and the related transactions, were fair to and in the best interests of LIEN and its shareholders, and that the interests of LIEN’s existing shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act. The LIEN Special Committee also approved and declared advisable the Merger Stock Issuance Proposal, the Merger Agreement, the Merger and the related transactions, and recommended that the LIEN Board approve the Merger Stock Issuance Proposal, the Merger Agreement, the Merger and the related transactions and submit the applicable merger proposals to LIEN Shareholders.
Following the meeting of the LIEN Special Committee, the LIEN Board held a meeting on June 16, 2026 to consider the LIEN Special Committee’s recommendation. Representatives of KBW reviewed KBW’s opinion rendered to the LIEN Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to LIEN of the Exchange Ratio in the proposed Merger and the financial analyses underlying KBW’s opinion. The LIEN Board reviewed the terms of the Merger Agreement, including the formula-based Exchange Ratio, the NAV calculation methodology, the Merger Stock Issuance Proposal, required shareholder approvals, Support Agreements, expense allocation, tax considerations and other matters described in the LIEN Board’s resolutions.
Following review of the LIEN Special Committee’s recommendation, the terms of the Merger Agreement and the other matters presented, the LIEN Board, acting on the recommendation of the LIEN Special Committee, unanimously determined that the Merger Agreement, the Merger Stock Issuance Proposal, the terms of the Merger and the related transactions, and LIEN’s participation in the Merger and the related transactions, were fair to and in the best interests of LIEN and its shareholders, and that the interests of LIEN’s existing shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act. The LIEN Board also approved and declared advisable the Merger Stock Issuance Proposal, the Merger Agreement, the Merger and the related transactions, directed that the applicable merger proposals be submitted to LIEN Shareholders at the LIEN Special Meeting, and resolved to recommend that LIEN Shareholders approve such proposals.

Later on June 16, 2026, Eversheds Sutherland communicated with Nixon Peabody that the LIEN Special Committee was comfortable with the removal of the termination fee provisions. With respect to the allocation of SEC filing, printing and mailing costs, Eversheds Sutherland, pursuant to the LIEN Special Committee’s instructions, made a proposal with respect to such costs. The parties subsequently agreed to that proposed allocation, as reflected in the executed Merger Agreement.
On June 17, 2026, the remaining open issues relating to transaction expense allocation were resolved in the form of Merger Agreement presented to the REFI Special Committee and the REFI Board. The parties agreed that, except for SEC filing, printing and mailing costs, all fees and expenses incurred in connection with the BDC Election, the Merger, the Merger Agreement and the related transactions would be split equally between LIEN and REFI, with REFI Manager paying $2 million of the fees and expenses for which REFI would otherwise be responsible. The parties also agreed that LIEN would pay the first $200,000 of SEC filing, printing and mailing costs, REFI would pay the next $150,000 of such costs, and any such costs above $350,000 would be split equally.
At its meeting on June 17, 2026, representatives of Oppenheimer delivered to the REFI Special Committee Oppenheimer’s oral opinion, confirming its prior advice, that the illustrative Exchange Ratio of 1.0851x was fair, from a financial point of view, to REFI Shareholders other than REFI Manager, LIEN, LIEN Adviser and their Affiliates. Oppenheimer subsequently delivered its written fairness opinion, dated June 17, 2026. Oppenheimer’s opinion was based on, among other things, the adjusted March 31, 2026 NAVs and Oppenheimer’s assumption that the finally calculated Closing REFI NAV and Closing LIEN NAV would not differ materially from those values. Oppenheimer’s opinion is more fully described in the section entitled “Opinion of the REFI Special Committee’s Financial Advisor.”
Following discussion, the REFI Special Committee unanimously determined, in anticipation of the BDC Election and the Post-BDC Election Approvals required under the Merger Agreement, that the Merger Agreement, the BDC Election, the terms of the Merger and the related transactions and participation in the Merger and the related transactions are fair to and in the best interests of REFI and its shareholders, and that the interests of REFI’s existing shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act. The REFI Special Committee also approved and declared advisable the Merger Agreement, the BDC Election, the Merger and the related transactions, and recommended that the REFI Board approve the Merger Agreement, the BDC Election, the Merger and the related transactions and submit the applicable BDC Election ratification, New BDC Advisory Agreement and merger proposals to REFI Shareholders. The REFI Special Committee also determined that, following the BDC Election and prior to Closing, it would be necessary and advisable for the REFI Special Committee and the REFI Board to reconvene to reaffirm certain determinations, including determinations required under Rule 17a-8 under the 1940 Act, and, if deemed appropriate and necessary, to receive an updated or reissued fairness opinion from Oppenheimer.
Also on June 17, 2026, following the meeting of the REFI Special Committee and before the meeting of the REFI Board, the Compensation Committee of the REFI Board (the “REFI Compensation Committee”) held a meeting to consider the treatment of REFI’s outstanding equity awards in connection with the BDC Election and the Merger. The REFI Compensation Committee considered that REFI’s existing equity compensation arrangements, which include grants of restricted stock and restricted stock units under the REFI Incentive Plan, would not be permitted to remain outstanding following the BDC Election under the restrictions applicable to BDCs under the 1940 Act. The REFI Compensation Committee further considered that, given the transaction structure, under which REFI would effect the BDC Election prior to the Merger Effective Time, the outstanding restricted stock and restricted stock units would need to be addressed prior to the BDC Election Time in order to preserve the value of those awards for the holders and to avoid non-compliance with the 1940 Act. Following discussion, the REFI Compensation Committee, acting pursuant to its authority under the REFI Incentive Plan, unanimously authorized and approved the accelerated vesting in full of all outstanding restricted stock and restricted stock units granted under such plan, effective immediately prior to the BDC Election Time.
Following the meeting of the REFI Compensation Committee, the REFI Board held a meeting on June 17, 2026 to consider the REFI Special Committee’s recommendation. Representatives of Oppenheimer reviewed the financial analyses underlying its opinion and the illustrative exchange ratio of 1.0851x based on the adjusted March 31, 2026 NAVs, and delivered to the REFI Board Oppenheimer’s oral opinion, confirming its prior advice which would be followed up with the delivery of Oppenheimer’s written opinion, to the effect that, based upon and subject to the various assumptions, limitations, qualifications and other matters set forth in its written opinion, the Exchange Ratio was fair, from a financial point of view, to REFI Shareholders other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates. The REFI Board also reviewed the terms of the Merger Agreement, including the formula-based Exchange Ratio, the NAV calculation methodology, the BDC Election, the New BDC Advisory Agreement, required shareholder approvals, Post-BDC Election Approvals, Support Agreements, expense allocation, tax considerations and other matters described in the REFI Board’s resolutions.
Following review of the REFI Special Committee’s recommendation, Oppenheimer’s financial analyses and opinion, the terms of the Merger Agreement and the other matters presented, the REFI Board, acting on the recommendation of the REFI Special Committee, unanimously determined, in anticipation of the BDC Election and the Post-BDC Election Approvals required under the Merger Agreement, that the Merger Agreement, the BDC Election, the terms of the Merger and the related transactions and participation in the Merger and the related transactions are fair to and in the best interests of REFI and its shareholders, and that the interests of REFI’s existing shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act.
The REFI Board also approved and declared advisable the Merger Agreement, the BDC Election, the Merger and the related transactions, directed that the applicable BDC Election, New BDC Advisory Agreement and merger proposals be submitted to REFI Shareholders at the REFI Special Meeting, and resolved to recommend that REFI Shareholders approve such proposals.
The REFI Board also approved the New BDC Advisory Agreement, substantially in the form made available to the REFI Board and directed that the New BDC Advisory Agreement be submitted to REFI Shareholders for approval at the REFI Special Meeting in accordance with Section 15(a) of the 1940 Act. The New BDC Advisory Agreement would govern REFI’s advisory relationship during the period after the BDC Election and before the Merger Effective Time and would automatically terminate at the Merger Effective Time. See “Description of New BDC Advisory Agreement”
Following the meetings of the REFI Special Committee, the REFI Compensation Committee and the REFI Board, on June 17, 2026, REFI, LIEN, LIEN Adviser and REFI Manager executed and delivered the Merger Agreement. Concurrently with the execution and delivery of the Merger Agreement, certain shareholders of LIEN and REFI entered into Support Agreements with REFI and LIEN, pursuant to which, among other things, each agreed to vote its or his shares of LIEN Common Stock or REFI Common Stock, as applicable, in favor of the applicable LIEN and REFI shareholder approval matters. The Support Agreements cover approximately 4.8% of the outstanding REFI Common Stock and approximately 12.9% of the outstanding LIEN Common Stock. Shares subject to the Support Agreements are excluded from the determination of whether the affirmative vote of a majority of the unaffiliated shareholders voting at the meeting has been obtained, as required under the Merger Agreement. See “Summary of the Merger — Vote Required — LIEN” and “Summary of the Merger — Vote Required — REFI.”
Before the market opened on June 18, 2026, REFI and LIEN issued a joint press release announcing the execution of the Merger Agreement.
Reasons for the Merger — LIEN
At various telephonic LIEN Board meetings, the LIEN Board and the LIEN Special Committee considered the approval of the Merger and the Merger Agreement. In connection with its consideration, the LIEN Special Committee requested and LIEN Adviser and REFI Manager provided information regarding the proposed Merger, REFI, and the anticipated effects of the Merger on LIEN and LIEN Shareholders, both immediately after the Merger and over the longer-term assuming that some or all of the anticipated benefits of the Merger are realized. Over the course of its review of the materials and information provided and its consideration of the Merger, the LIEN Board and the LIEN Special Committee consulted with their legal adviser, Eversheds Sutherland, and other advisors, as well as LIEN’s management and LIEN Adviser. In addition, the LIEN Special Committee was advised as to certain financial matters by KBW. The LIEN Board and the LIEN Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Merger and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The LIEN Board and the LIEN Special Committee considered numerous factors, including the ones described below, in connection with their consideration and approval of the Merger. On June 16, 2026, the LIEN Special Committee determined and recommended that the LIEN Board determine that the Merger is in the best interests of LIEN and in the best interests of LIEN Shareholders, and that existing LIEN Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger. Later on June 16, 2026, the LIEN Board unanimously determined that the Merger is in the best interests of LIEN and in the best interests of LIEN Shareholders, and that existing LIEN Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.

In considering the Merger, the LIEN Board, with the participation throughout of the LIEN Special Committee, reviewed comparative information about LIEN and REFI including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of REFI that were not currently held by LIEN; (3) their valuation policies and procedures; (4) their existing leverage facilities and, with respect to LIEN, its permissible asset coverage ratio under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Merger on future LIEN earnings and distributions; (7) the trading history of LIEN and REFI, including current and historical premiums and/or discounts at which LIEN and REFI have traded; and (8) their respective investment advisory and/or management agreements and expense ratios. In addition, the LIEN Board and the LIEN Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to LIEN as a result of the Merger, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. The LIEN Special Committee also considered the potential financial impacts to LIEN of the Merger, in consultation with KBW.
The LIEN Board and the LIEN Special Committee, separately, weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on LIEN and LIEN Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Merger. Some of the material factors considered by the LIEN Board and the LIEN Special Committee that assisted it in concluding that the Merger is in the best interests of LIEN and LIEN Shareholders included, among others:
Increased Scale and Diversification
The LIEN Board and the LIEN Special Committee considered various possible advantages to the combined company as a result of its larger size. The combined company would be a top 25 externally managed BDC by NAV as of March 31, 2026, with combined investments fair valued at approximately $771 million, and an estimated NAV of approximately $611 million. The proposed merger would increase the fair value of LIEN’s total investments by approximately 112%.
The LIEN Board and the LIEN Special Committee considered that diversification is key to risk mitigation for a BDC, as diversification reduces reliance on the success of one singular investment. The LIEN Board and the LIEN Special Committee acknowledged that the combined portfolio would increase LIEN’s diversification across asset type and collateral profile, including real estate, working capital, intellectual property, pledges of equity, personal guarantees, cash flows and equipment, across both the cannabis and diversified direct lending markets.
The LIEN Board and LIEN Special Committee also acknowledged that the combined portfolio would be 100% senior secured. The LIEN Board and the LIEN Special Committee reviewed materials showing that the average investment size as a percentage of the portfolio at fair value would decrease to 1.7%, based on the individual portfolios as of March 31, 2026. The LIEN Board and LIEN Special Committee acknowledged that these factors would contribute to enhanced diversification and risk mitigation.
Improved Secondary Market Liquidity
The LIEN Board and the LIEN Special Committee contemplated the impact that the Merger would have on trading liquidity for LIEN Shareholders. The LIEN Board and the LIEN Special Committee reviewed analysis suggesting that, on average, larger BDCs tend to have higher daily trading volumes. Increased trading volumes could provide existing LIEN Shareholders with more flexibility to manage their investments and allow new shareholders to build positions in LIEN more efficiently. The LIEN Board and the LIEN Special Committee also considered that market analysts, institutional investors, index providers and exchange-traded funds often focus on larger BDCs with greater scale and market capitalization, and that the combined company may therefore attract increased market attention and be better positioned for inclusion in certain indices and investment portfolios.
Acquisition of a Known, High-Quality Portfolio of Assets
The LIEN Board and the LIEN Special Committee noted that there was significant overlap between LIEN and REFI’s portfolios, as approximately 50% of investments in REFI were also held in LIEN as of March 31, 2026. The LIEN Board and the LIEN Special Committee also considered that LIEN and REFI employ similar investment and underwriting philosophies. The LIEN Board and the LIEN Special Committee concluded that the combination of two known, diversified portfolios of investments, each constructed and managed by investment committees that share substantial overlapping membership, will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.

Well-Balanced Capital Structure and Potential for Increased Access to Larger, Lower-Cost, More Diversified Debt Capital
The LIEN Board and the LIEN Special Committee discussed how the combined company may create potential for more diverse funding sources and create financing cost savings over time. In particular, they considered that the increased scale of the combined company could enhance balance sheet flexibility and provide access to a broader range of financing alternatives, including both secured and unsecured debt capital. The LIEN Board and the LIEN Special Committee also discussed that increased scale may improve the combined company’s ability to originate and hold larger investments in an increasingly consolidating industry and could support access to larger financing commitments. In addition, they considered that the size and scale of the combined company may improve the likelihood of obtaining investment-grade credit ratings from major credit rating agencies, which could further expand financing alternatives and contribute to lower borrowing costs over time. The LIEN Board and the LIEN Special Committee further discussed that increased scale may improve the liquidity of the combined company’s common stock and broaden its appeal to institutional investors.
Operational Synergies
The LIEN Board and the LIEN Special Committee reviewed the list of redundant professional services and other expenses associated with each of LIEN and REFI and determined that the potential expenses of the combined company would be less than the sum of the expenses of LIEN and REFI on a standalone basis. The LIEN Board noted that although certain one-time merger related expenses would be borne by LIEN Shareholders, the annual operating expenses (excluding borrowing expenses and advisory fees) are expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The LIEN Board and the LIEN Special Committee found that the expected decrease in the expenses of the combined company would benefit LIEN and LIEN Shareholders if the Merger is approved.
Potential for NII Accretion Over Time
The LIEN Board and the LIEN Special Committee considered the long-term earnings profile of LIEN and the potential combined company while evaluating the Merger and determined that the Merger could be accretive to NII over time. The LIEN Board and the LIEN Special Committee considered the lower expense profile the combined company could have, through lower financing costs due to scale and elimination of redundant professional services and corporate expenses. Additionally, the LIEN Board and the LIEN Special Committee determined that NII could benefit further from incremental yield through portfolio mix optimization. The LIEN Board and the LIEN Special Committee concluded that a combined company could have an advantageous NII return profile over the long-term compared to LIEN alone as a result.
Investment and Underwriting Philosophies of Both Funds and Continuity of LIEN Adviser and LIEN’s Management Team
The LIEN Board and the LIEN Special Committee reviewed both LIEN’s and REFI’s investment programs and acknowledged that they have similar investment and underwriting philosophies. The LIEN Board and the LIEN Special Committee took into consideration that LIEN and REFI are each managed by affiliates of Chicago Atlantic and, after the Merger, the investment experience of LIEN Shareholders would likely be comparable in the combined company as there would be no increase to advisory fee rates.
Tax Consequences of the Merger
The LIEN Board and the LIEN Special Committee considered that the Merger is anticipated to be treated as a tax-free reorganization for federal income tax purposes and neither LIEN nor LIEN Shareholders are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of LIEN Common Stock.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act
The LIEN Board and the LIEN Special Committee considered that the Exchange Ratio (and thus the number of shares of LIEN Common Stock to be issued to REFI Shareholders pursuant to the Merger Agreement) will be determined by taking into account the Closing LIEN NAV and the Closing REFI NAV, supporting a determination that the interests of LIEN Shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the

Merger. The LIEN Special Committee and the LIEN Board considered that the Exchange Ratio provides that the number of shares of LIEN Common Stock to be issued to REFI Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis on the Determination Date.
Benefits Compared to Other Strategic Options
The LIEN Special Committee and the LIEN Board considered the potential benefits of the Merger noted above relative to other strategic options. The LIEN Board and the LIEN Special Committee weighed the option that LIEN could attempt to raise equity capital through public market follow-on offerings, but noted the challenges associated with raising capital as a result of LIEN’s market price historically trading at a discount to its NAV. If LIEN were to raise the equivalent amount of equity capital to reach the scale of the proposed combined company in public markets, disadvantages to shareholders include: the discount to trading levels that follow-on offerings are executed at, fees paid to bookrunners on equity offerings, and lower returns for a period of time following the equity offerings as LIEN holds the invested cash waiting to deploy the capital into attractive investment opportunities in line with LIEN’s strategy.
Opinion of the LIEN Special Committee’s Financial Advisor
The LIEN Special Committee considered the opinion dated June 16, 2026, of KBW to the LIEN Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to LIEN of the Exchange Ratio in the proposed Merger, as fully described below in the section entitled “— Opinion of the LIEN Special Committee’s Financial Advisor.”
When considering the information described above, including all of the anticipated effects of the Merger on LIEN and LIEN Shareholders and the related pro forma information, the LIEN Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The LIEN Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The LIEN Board noted that there is no assurance that any of the potential benefits to LIEN or LIEN Shareholders as a result of the Merger will be realized, including any anticipated synergies, and that the combined company could experience detrimental effects that had not been anticipated.
Potentially Adverse Factors
In the course of its deliberations, the LIEN Board and the LIEN Special Committee also considered a variety of risks and other potentially adverse factors, including the following (which are not in any relative order of importance):
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Failure to Close. It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of LIEN or REFI. In addition, there is a possibility that REFI Shareholders or LIEN Shareholders may not approve the Merger or other approvals required in order to close the Merger.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect LIEN’s business.
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Restrictions on Conduct of Business. The restrictions on the conduct of LIEN’s business prior to completion of the Merger, pursuant to the Merger Agreement, requiring LIEN to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent LIEN from undertaking business opportunities that may arise pending completion of the Merger.

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Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of LIEN to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

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Fees Associated with the Merger. Except with respect to costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger, all fees and expenses incurred in connection with the BDC Election, Merger Agreement, Merger and other transactions shall be borne as follows: (i) one-half (1/2) of such fees shall be borne by LIEN and (ii) the remaining one-half (1/2) of such fees shall be borne by REFI; provided, however, that REFI Manager shall pay $2,000,000 of such fees and expenses for which REFI is responsible on behalf of REFI. With respect to the payment of the costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees payable to the SEC in connection with the Merger: (i) LIEN shall be responsible to pay for the first $200,000 of such fees and expenses; (ii) to the extent such fees and expenses exceed $200,000, REFI shall be responsible for the next $150,000; and (iii) to the extent that such fees and expenses exceed $350,000, both LIEN and REFI shall evenly split the payment of any and all remaining fees and expenses.
•	Absence of Appraisal Rights. LIEN Shareholders are not entitled to appraisal rights under the MGCL.
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Other Risks. There are various other risks associated with the Merger and the business of LIEN and the combined company described in the section entitled “Risk Factors” and in the section entitled “Special Note Regarding Forward-Looking Statements.”

This discussion of the information and factors that the LIEN Board and the LIEN Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the LIEN Board and the LIEN Special Committee. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the LIEN Board and the LIEN Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the LIEN Board may have given different weights to different factors.
The LIEN Special Committee consulted with KBW, as its financial advisor, in evaluating the financial terms of the Merger. In addition, the LIEN Board relied on Eversheds Sutherland, as its legal advisor, for legal analysis in connection with the Merger.
The LIEN Board and the LIEN Special Committee considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of LIEN and LIEN Shareholders and unanimously approved the Merger and the Merger Agreement.
Reasons for the Merger — REFI
In evaluating the Merger Agreement, the BDC Election, the Merger and the other transactions, the REFI Special Committee consulted with REFI’s management, Nixon Peabody and Oppenheimer. The REFI Board considered the recommendation of the REFI Special Committee, Oppenheimer’s opinion and the other materials presented. References below to factors considered by the REFI Board include, where applicable, factors considered by the REFI Special Committee and presented or recommended to the REFI Board.
The REFI Special Committee and the REFI Board considered a wide range of factors, both potentially supportive of and potentially adverse to the Merger. The following discussion summarizes the material factors considered and is not intended to be exhaustive. Neither the REFI Special Committee nor the REFI Board attempted to quantify, rank or otherwise assign specific weights to the factors considered, and individual directors may have given different weight to different factors.
Strategic Rationale and Comparison to Other Alternatives Available to REFI
The REFI Special Committee and the REFI Board considered the strategic rationale for the Merger in the context of the alternatives available to REFI on a standalone basis. With the assistance of Oppenheimer, the REFI Special Committee reviewed five principal alternatives: continuing as an independent, standalone REIT focused on cannabis-related mortgage lending; a strategy shift, including diversification away from cannabis lending or conversion to a different regulatory structure; an orderly portfolio run-off with capital returned to shareholders over time; a non-affiliated merger with a public or private third-party vehicle; and the Merger with LIEN.
The REFI Special Committee and the REFI Board considered that REFI was not subject to any immediate financial or operational pressures that currently necessitated the Merger and currently had the ability to continue executing its business strategy on a standalone basis. REFI had generated consistent returns since its initial public offering, and had historically maintained a stable and covered dividend. They also considered, however, that the cannabis-focused commercial mortgage REIT model presents structural constraints that may limit REFI’s ability over time to enhance shareholder value. Such constraints include REFI’s relatively small scale, limitations on investment mandate flexibility imposed by REFI’s REIT election and real estate mortgage collateral requirements, concentration risk arising from

REFI’s exclusive cannabis focus, changes in the demand for real estate-collateralized financings in the cannabis industry, changing dynamics in the cannabis sector and limited availability of attractive opportunities within the traditional cannabis mortgage REIT model, and a constrained ability to access institutional debt capital and to broaden REFI’s investor base, given the regulatory and policy considerations applicable to cannabis-related investments. They also considered the view of REFI management that, under a status quo scenario, REFI could face pressure on its dividend over time.
The REFI Special Committee and the REFI Board considered that a portfolio run-off would require several years to complete, would result in ongoing operating expenses against a declining asset base and, based on preliminary illustrative analyses reviewed with Oppenheimer, could result in a decline of NAV due to ongoing operating expenses against a declining asset base, and could produce a lower implied per share value than the Merger. They also considered that a full liquidation was expected to be highly dilutive to shareholders. In addition, they considered that a non-affiliated merger would face a narrow universe of potential acquirors willing and able to underwrite a cannabis-focused loan portfolio, would be subject to significant execution risk and could, under certain circumstances, result in the incurrence of a substantial termination fee under the REFI Management Agreement, which could reduce value available to shareholders in any such transaction. They also considered that a change in strategy, including diversification away from cannabis lending, could result in a change from the management platform’s core competency, lower portfolio yields and limited near-term value creation, and that an equity raise through a public market follow-on offering at then-current trading levels below book value would be substantially dilutive to existing shareholders.
By contrast, the REFI Special Committee and the REFI Board considered that the Merger with LIEN could be executed on a NAV-for-NAV basis, that under the transaction structure the REFI Management Agreement would terminate at the BDC Election Time without termination notice or termination payment, that the common management platform could reduce certain integration risks, and that the transaction offered access to a broader investment mandate and capital structure with more limited disruption to REFI’s business than the other alternatives reviewed.
Increased Scale, Diversification and Investment Mandate Expansion
The REFI Special Committee and the REFI Board considered that the Merger would result in a combined company with greater scale than REFI on a standalone basis, including a pro forma market capitalization approximately double that of REFI on a standalone basis. They considered that increased scale in the BDC sector may be associated with greater operating efficiency, improved access to debt capital markets and a broader investor base, and that the combined company would have access to a broader investment mandate as a BDC than is available to REFI under its REIT election.
The REFI Special Committee and the REFI Board considered that, as a BDC, the combined company would not be limited to real estate-collateralized loans and could invest across cannabis and non-cannabis sectors, including in loans that REFI cannot make under its REIT structure. They considered information from management indicating that, based on management’s current expectations, the combined entity was expected over time to deploy a portion of its portfolio in non-cannabis lending opportunities. They considered that this expanded mandate could reduce the combined company’s concentration in the cannabis asset class and provide diversification across borrowers, sectors and collateral types, while preserving the management platform’s core lending expertise.
The REFI Special Committee and the REFI Board also considered that REFI and LIEN share substantially similar investment strategies, portfolio compositions and management teams, and that there is meaningful overlap in their existing portfolios. They considered that the affiliated nature of the parties, the common management platform and the overlap in existing investments would be expected to facilitate portfolio integration and reduce certain integration risks relative to a non-affiliated combination.
Access to Capital and Capital Structure Considerations
The REFI Special Committee and the REFI Board considered the view that the combined company, as a larger BDC, could over time have improved access to long-term, lower-cost and more flexible debt capital than REFI on a standalone basis. They considered that larger, more liquid BDC platforms have historically been able to access institutional debt markets on more favorable terms, including lower coupons and lower underwriting costs. They also considered that, as a BDC, the combined company could have access to greater leverage capacity than REFI has historically accessed under its current REIT structure. In addition, they considered that the size and scale of the combined company may improve the likelihood of obtaining investment-grade credit ratings from major credit rating agencies, which could further expand financing alternatives and contribute to lower borrowing costs over time.

The REFI Special Committee and the REFI Board considered that the combined company’s pro forma trading liquidity could increase, providing existing REFI Shareholders with greater flexibility to manage their investments and broadening the universe of potential investors.
They also considered that REFI’s existing cannabis-only mandate has limited institutional investor participation in REFI Common Stock, and a combined company with a broader mandate could attract additional institutional investor interest over time, although there can be no assurance that any such interest will materialize.
NAV, Earnings and Dividend Considerations
The REFI Special Committee and the REFI Board considered the manner in which the Exchange Ratio is calculated under the Merger Agreement. Under the Merger Agreement, the Exchange Ratio is equal to Closing REFI NAV divided by Closing LIEN NAV, each calculated as of a date no earlier than 48 hours prior to the Merger Effective Time and based on the valuation principles, assumptions, methodologies and adjustments set forth on Exhibit A to the Merger Agreement. The REFI Special Committee and the REFI Board considered that the NAV-for-NAV exchange mechanism is intended, subject to the valuation principles, assumptions, methodologies and adjustments set forth in Exhibit A to the Merger Agreement, to provide REFI Shareholders with shares of LIEN having an aggregate NAV equivalent to the aggregate adjusted net book value of their REFI Common Stock immediately prior to the Merger. The REFI Special Committee and the REFI Board considered the potential impact of Project Koach on the calculation of Closing REFI NAV, including the accounting treatment of the Project Koach transaction, the timing of the closing of the Project Koach transaction relative to the Determination Date, the expected effect of Project Koach on REFI’s adjusted net book value and the manner in which Project Koach assets would be valued for purposes of the Exchange Ratio. The REFI Special Committee and the REFI Board considered information from REFI management indicating that Project Koach was expected to be neutral or slightly accretive to REFI’s net book value.
The REFI Special Committee and the REFI Board considered that REFI Manager had agreed to pay $2 million of REFI’s transaction expenses in connection with the Merger, which would otherwise have reduced Closing REFI NAV. By absorbing $2 million of REFI’s transaction expenses that would otherwise be borne by REFI, REFI Manager’s payment preserves the Closing REFI NAV for purposes of the Exchange Ratio and accordingly benefits REFI Shareholders by preserving the number of shares of LIEN Common Stock to be received in exchange for each share of REFI Common Stock.
The REFI Special Committee and the REFI Board considered that, based on management projections and Oppenheimer analyses reviewed by the REFI Special Committee, the Merger had the potential to be accretive to NII over time relative to REFI on a standalone basis, reflecting, among other things, anticipated reductions in the cost of debt, the elimination of duplicative operating expenses, increased scale and the broader investment mandate of the combined company. They also considered that REFI’s reported NAV reflects loans carried at amortized cost net of a current expected credit loss reserve, while LIEN’s net book value reflects fair value marks under ASC 820 and ASC 946, and that Exhibit A to the Merger Agreement provides for adjustments designed to place both parties on a comparable basis for purposes of the Exchange Ratio.
The REFI Special Committee and the REFI Board considered that the initial dividend rate following the Merger would be lower than REFI’s then-current dividend rate, but that the combined company’s dividend would be expected to be supported by NII and could have the potential to increase over time if the combined company achieved anticipated scale benefits, deployed additional leverage and expanded its investment mandate. They also considered that REFI Shareholders would, upon consummation of the Merger, hold an equity interest in a more diversified vehicle with greater scale and a broader investment mandate, and that shareholders seeking liquidity would be able to sell shares of the combined company in the public market following Closing, subject to market conditions and trading liquidity.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act
The REFI Special Committee and the REFI Board considered that, following the BDC Election, the Merger would be subject to Rule 17a-8 under the 1940 Act and that the Merger Agreement requires the REFI Board, on recommendation of the REFI Special Committee, to make the Post-BDC Election Approvals before the Merger. In connection with their consideration of the Merger, the REFI Special Committee and the REFI Board considered that the Exchange Ratio is calculated on a NAV-for-NAV basis, using Closing REFI NAV and Closing LIEN NAV determined no earlier than 48 hours before the Merger Effective Time and based on the valuation principles, assumptions, methodologies and adjustments set forth in Exhibit A to the Merger Agreement.

The REFI Special Committee and the REFI Board also considered REFI Manager’s $2 million payment of REFI transaction expenses, the allocation of transaction expenses, the pro forma capitalization and ownership structure of the combined company, the valuation procedures applicable to REFI and LIEN, and other factors, including discussions with its advisors. Based on these factors, the REFI Special Committee and the REFI Board determined, in anticipation of the BDC Election and the Post-BDC Election Approvals required under the Merger Agreement, that REFI Shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act.
Cost Savings and Operating Efficiencies
The REFI Special Committee and the REFI Board considered that the Merger could result in the elimination of duplicative operating expenses, including professional services, listing fees, audit fees, insurance costs and other public-company-related expenses. They considered information from management and Oppenheimer regarding anticipated cost savings, and they considered that, although REFI and LIEN would each bear meaningful one-time transaction expenses in connection with the Merger, the recurring expense profile of the combined company was expected to be lower than the sum of the expense profiles of REFI and LIEN on a standalone basis.
Management Fee Considerations and REFI Manager’s Contribution
The REFI Special Committee and the REFI Board considered, as a meaningful factor in their deliberations, that the combined company would be subject to a BDC fee structure, which, as illustrated by Oppenheimer’s historical fee comparison reviewed with the REFI Special Committee, has been historically higher in the aggregate than REFI’s REIT fee structure. The REFI Special Committee and the REFI Board considered Oppenheimer’s analysis comparing REFI’s historical management fees to the fees that would have applied under LIEN’s fee structure over the prior three-year period and discussed the variance and its potential impact on REFI Shareholders. They considered, however, that the difference in fee structure reflects, in part, the different underlying business models and asset bases of REITs and BDCs, including the fact that the leverage framework applicable to BDCs under the 1940 Act differs from the leverage framework applicable to mortgage REITs, and that Oppenheimer’s analysis also considered certain components of REFI’s existing compensation arrangements, including stock-based compensation and origination fees payable to REFI Manager.
The REFI Special Committee and the REFI Board considered that REFI Manager had agreed to pay $2 million of REFI’s transaction expenses in connection with the Merger, which would otherwise have reduced Closing REFI NAV. By absorbing $2 million of REFI’s transaction expenses that would otherwise be borne by REFI, REFI Manager’s payment preserves the Closing REFI NAV for purposes of the Exchange Ratio and accordingly benefits REFI Shareholders by preserving the number of shares of LIEN Common Stock to be received in exchange for each share of REFI Common Stock. The REFI Special Committee and the REFI Board also considered information from Oppenheimer regarding measures used in precedent affiliated transactions involving BDCs and similar vehicles to support shareholder value, which informed the REFI Special Committee’s evaluation of the appropriateness of REFI Manager’s $2 million contribution.
The REFI Special Committee and the REFI Board also considered that the REFI Management Agreement contains a substantial termination provision that could entitle REFI Manager to a payment under certain non-affiliate termination scenarios, and that, under the structure of the Merger, the REFI Management Agreement will terminate at the BDC Election Time without termination notice or termination payment. They considered that this structure avoids a termination payment in connection with the Merger that could have been payable under certain other strategic alternatives.
Transaction Certainty and Closing Considerations
The REFI Special Committee and the REFI Board considered factors relating to the likelihood that the Merger would be completed in accordance with the terms of the Merger Agreement, including the absence of any financing condition, the nature of the regulatory approvals required to complete the Merger, the status of discussions with REFI’s and LIEN’s lenders, including preliminary indications of support received as of the date of the Merger Agreement, the support agreements entered into by certain holders of LIEN Common Stock representing approximately 12.9% of the outstanding LIEN Common Stock and certain holders of REFI Common Stock representing approximately 4.8% of the outstanding REFI Common Stock, with shares subject to such agreements excluded from the applicable majority-of-the-minority-shares-voted shareholders vote, and the affiliated nature of REFI and LIEN, which could reduce certain diligence and integration risks while also presenting conflicts considered by the REFI Special Committee.

The closing conditions under the Merger Agreement include the required shareholder approvals, the majority-of-the-minority-shares-voted voting standards applicable to both REFI and LIEN shareholders, the receipt of necessary regulatory approvals, the listing of the shares of LIEN Common Stock to be issued in the Merger on NASDAQ, the receipt of customary tax opinions and the receipt of the Post-BDC Election Approvals from the REFI Board following the BDC Election.
Shareholder Protections and Deal Protection Provisions
The REFI Special Committee and the REFI Board considered the deal protection and termination provisions of the Merger Agreement, including the fact that the Merger Agreement does not provide for the payment of a contractual termination fee by REFI under any circumstance, although the Merger Agreement preserves remedies for willful or intentional breach as described under “Description of the Merger Agreement—Termination of the Merger Agreement.” The REFI Special Committee and the REFI Board considered that the Merger Agreement preserves REFI’s ability to consider unsolicited bona fide takeover proposals, to engage with potential acquirors in compliance with REFI’s fiduciary obligations and to terminate the Merger Agreement and accept a REFI Superior Proposal (as defined below), in each case subject to the no-solicitation restrictions, notice requirements and matching rights in the Merger Agreement.
The REFI Special Committee and the REFI Board considered the inclusion of a majority-of-the-minority-shares-voted voting standard, which requires, in addition to the applicable statutory approval, approval by a majority of the shares of REFI Common Stock voted at the REFI Special Meeting, excluding shares held by specified affiliated persons and shareholders party to the Support Agreements. The REFI Special Committee and the REFI Board viewed the inclusion of a majority-of-the-minority-shares-voted voting standard as a shareholder protection. See “Summary of the Merger — Vote Required — LIEN” and “Summary of the Merger — Vote Required — REFI.”
The REFI Special Committee and the REFI Board also considered that the Merger Agreement requires the surviving company to obtain a seven-year directors’ and officers’ tail insurance policy and to maintain customary indemnification obligations for the benefit of REFI’s current and former directors and officers, subject to applicable limitations under the 1940 Act.
Tax Treatment
The REFI Special Committee and the REFI Board considered that the Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code, and that REFI Shareholders would generally not be expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Merger, except with respect to cash received in lieu of fractional shares, subject to the assumptions, limitations and qualifications described under “Material U.S. Federal Income Tax Consequences.” They considered that, prior to the BDC Election Time, REFI would be required to declare and pay one or more Tax Dividends in an amount sufficient to eliminate REFI’s accumulated earnings and profits, if any, for U.S. federal income tax purposes and to reduce REFI’s REIT taxable income and net capital gain to zero for its final taxable year, and that REFI is required under the Merger Agreement to engage an independent accounting firm to compute the required Tax Dividend amount, if any.
Special Committee Process
The REFI Special Committee and the REFI Board considered the process by which the Merger was reviewed, negotiated and approved, including the establishment of the REFI Special Committee composed solely of independent directors at the outset of the process; the retention by the REFI Special Committee of independent legal and financial advisors with relevant expertise; the process protocols established by the REFI Special Committee; the negotiations conducted by the REFI Special Committee and its advisors over a multi-month period; the REFI Special Committee’s exercise of independent judgment regarding the pace and scope of its review, including deferring deliberations to ensure adequate time for thorough evaluation of the proposed transaction; the REFI Special Committee’s ability to control the timing of its process and continue deliberations until it determined it had sufficient information to make its recommendation; and the REFI Special Committee’s negotiation of a number of shareholder-protective terms in the Merger Agreement, including REFI Manager’s $2 million transaction expense payment, the majority-of-the-minority-shares-voted voting standard, the absence of any termination fee payable by REFI under the Merger Agreement, the structure under which the REFI Management Agreement would terminate at the BDC Election Time without termination notice or termination payment, the seven-year directors’ and officers’ tail insurance coverage and the provisions providing for LIEN’s good faith consideration of a post-Closing share repurchase program of up to $25 million.

Opinion of the REFI Special Committee’s Financial Advisor
The REFI Special Committee and the REFI Board considered the financial analyses presented by Oppenheimer and its written opinion, dated June 17, 2026, to the effect that, as of that date and subject to the various assumptions, limitations and qualifications set forth therein, the Exchange Ratio, as specified in Oppenheimer’s opinion, was fair, from a financial point of view, to REFI Shareholders, other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates. For purposes of Oppenheimer’s opinion, the Exchange Ratio of 1.0851x, which was derived from adjusted March 31, 2026 net book and net asset values and was subject to Oppenheimer’s assumption that the final Closing REFI NAV and Closing LIEN NAV would not differ materially from the adjusted March 31, 2026 NAVs. See “The Merger — Opinion of the REFI Special Committee’s Financial Advisor.” The REFI Special Committee and the REFI Board considered that Oppenheimer’s opinion did not take into account the impact of the Koach Transaction, that information regarding the Koach Transaction would be made available to shareholders through a separate filing under the Exchange Act and disclosed in REFI’s quarterly report, and that, in the event of a material change in REFI’s business prior to the REFI Special Meeting, including a material change in the performance of the Project Koach assets, the REFI Special Committee retained the ability to request a second opinion from Oppenheimer.
The REFI Special Committee and the REFI Board recognized that many of the potential benefits described above, including potential increases in scale, liquidity, access to capital, cost savings, NII accretion, dividend growth and investor base diversification, are uncertain and may not be realized.
Potentially Adverse Factors
In the course of their deliberations, the REFI Special Committee and the REFI Board also considered a variety of risks and other potentially adverse factors, including the following, which are not listed in any relative order of importance:
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Market Price Risk. The REFI Special Committee and the REFI Board considered that, although the Merger is structured on a NAV-for-NAV basis, LIEN Common Stock has historically traded at a discount to LIEN’s NAV per share, and the trading price of LIEN Common Stock following Closing is uncertain. The REFI Special Committee and the REFI Board considered that REFI Shareholders could, immediately following Closing, hold shares with a market value lower than the prevailing market value of their REFI Common Stock immediately prior to the Merger, even if the aggregate NAV of the LIEN shares received is equivalent to the aggregate NAV of their REFI Common Stock at Closing.

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Lower Initial Dividend. The REFI Special Committee and the REFI Board considered that the initial dividend rate of the combined company is expected to be lower than REFI’s then-current dividend rate, although the combined company’s dividend would be supported by NII and could have the potential to increase over time.

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Management Fee Structure. The REFI Special Committee and the REFI Board considered the difference between REFI’s REIT fee structure and the BDC fee structure to which the combined company will be subject, and the potential for higher aggregate management and incentive fees to be borne by shareholders of the combined company relative to REFI’s fee structure on a standalone basis. As part of this consideration, the REFI Special Committee and the REFI Board also took into account Oppenheimer’s analysis regarding certain components of REFI’s existing compensation arrangements, including stock-based compensation and origination fees payable to REFI Manager, and that the BDC fee structure reflects, in part, the higher leverage levels at which BDCs typically operate.

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Change in Investment Strategy and Portfolio Exposure. The REFI Special Committee and the REFI Board considered that LIEN’s loan portfolio includes investments outside of REFI’s existing cannabis-focused investment mandate, including loans not collateralized by real estate mortgages. They considered that REFI shareholders, following the Merger, would hold an interest in an entity with a broader investment mandate than REFI’s current strategy and would be exposed to the credit profile of LIEN’s existing portfolio, which may carry a different risk profile than REFI’s existing portfolio.

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Change from REIT to BDC Exposure. The REFI Special Committee and the REFI Board considered that, following the Merger, REFI Shareholders would no longer hold shares of a REIT and instead would hold shares of a BDC regulated under the 1940 Act, with a different regulatory framework, tax regime, investment mandate, leverage framework, fee structure and investor base.

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BDC Election Risks. The REFI Special Committee and the REFI Board considered risks associated with the BDC Election, including the requirement that REFI become subject to the regulatory regime applicable to BDCs under the 1940 Act prior to the Merger Effective Time and the limited period during which REFI would operate as a BDC outside of the combined entity.

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Tax Risks. The REFI Special Committee and the REFI Board considered the risk that the intended tax treatment of the Merger or the BDC Election could be challenged or not achieved, as more fully described under “Material U.S. Federal Income Tax Consequences” and “Risk Factors.”

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Koach Transaction. The REFI Special Committee and the REFI Board also considered the timing of the closing of the Koach Transaction relative to the execution of the Merger Agreement and the Determination Date, including the possibility that the financial impact of the Koach Transaction on REFI’s net book value could differ from the expectations described to the REFI Special Committee and the REFI Board, which could affect the Closing REFI NAV and, accordingly, the Exchange Ratio. The REFI Special Committee and the REFI Board considered information from REFI management and Oppenheimer indicating that the Koach Transaction was expected to be neutral or slightly accretive to REFI’s net book value. On July 9, 2026, REFI consummated the Koach Transaction and issued 4,306,754 shares of REFI Common Stock, representing approximately 16.8% of REFI’s outstanding shares immediately after giving effect to the issuance, at a price of $14.53 per share, in exchange for second lien promissory notes issued by Koach in an aggregate principal amount of approximately $62.5 million. The REFI Special Committee retained the ability to request a second opinion from Oppenheimer in the event of a material change in REFI’s business prior to the REFI Special Meeting, including a material change in the performance of the Koach Transaction assets. See “Summary of the Merger — The Parties to the Merger — Chicago Atlantic Real Estate Finance, Inc.”

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Conflicts of Interest. The REFI Special Committee and the REFI Board considered the conflicts of interest inherent in an affiliated transaction in which REFI Manager and LIEN Adviser are affiliated, share certain common management and have economic interests in the combined company that differ in certain respects from those of REFI shareholders. They considered that the REFI Special Committee process, the independence of the REFI Special Committee’s advisors, the majority-of-the-minority-shares-voted voting standard, the NAV-for-NAV exchange ratio mechanism and REFI Manager’s $2 million payment of transaction expenses were intended to address these conflicts, but that the conflicts could nonetheless be the subject of shareholder litigation or other challenges. See “Interests of Certain Persons in the Merger.”

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Failure to Close. The REFI Special Committee and the REFI Board considered the risk that the Merger may not be completed on a timely basis or at all, including the risk that one or both shareholder votes might not be obtained, that required regulatory approvals might not be received, that closing conditions might not be satisfied, that the BDC Election might not be effected and that the Post-BDC Election Approvals might not be obtained. They considered that, if the Merger is not completed, REFI would have incurred meaningful transaction expenses without receipt of the anticipated benefits of the Merger, that REFI’s stock price could be adversely affected and that management’s attention may have been diverted from REFI’s ongoing business during the pendency of the Merger.

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Interim Operating Restrictions and No-Solicitation Covenants. The REFI Special Committee and the REFI Board considered that the Merger Agreement contains customary interim operating covenants that limit REFI’s ability to conduct its business outside the ordinary course during the period between signing and closing, including limitations on REFI’s ability to dispose of portfolio loans, which could limit REFI’s flexibility during such period. They also considered the non-solicitation covenants applicable to REFI under the Merger Agreement, which restricts REFI’s ability to solicit alternative transaction proposals during the pendency of the Merger, subject to customary fiduciary exceptions.

•	No Appraisal Rights. The REFI Special Committee and the REFI Board considered that holders of REFI Common Stock do not have appraisal rights under the MGCL in connection with the Merger.
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Other Risks. The REFI Special Committee and the REFI Board considered other factors that they deemed relevant under the circumstances, including, where applicable, the matters described under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this joint proxy statement/prospectus.

After considering the foregoing factors, both favorable and unfavorable, as well as the recommendation of the REFI Special Committee, the financial analyses and opinion of Oppenheimer, the advice of Nixon Peabody and such other factors as they deemed relevant, the REFI Special Committee and the REFI Board concluded that the potential benefits of the Merger to REFI and its shareholders outweighed the potential adverse factors and risks. Accordingly, on June 17, 2026, the REFI Special Committee unanimously recommended that the REFI Board approve the Merger Agreement, the BDC Election, the Merger and the other transactions. Acting on that recommendation, the REFI Board unanimously approved and declared advisable the Merger Agreement, the BDC Election, the Merger and the other transactions, determined that the Merger is advisable and fair to and in the best interests of REFI and its shareholders and that REFI shareholders would not suffer dilution for purposes of Rule 17a-8 under the 1940 Act, and resolved to recommend that REFI Shareholders approve the applicable BDC Election, New BDC Advisory Agreement and merger proposals at the REFI Special Meeting.
The REFI Board recommends that REFI Shareholders vote “FOR” each of the proposals to be considered at the REFI Special Meeting.
The foregoing discussion is intended to summarize the material factors considered and is not intended to be exhaustive. In view of the wide variety of factors considered and the complexity of the matters involved, neither the REFI Special Committee nor the REFI Board attempted to quantify, rank or otherwise assign specific weights to the factors considered, and individual directors may have given different weight to different factors. The REFI Special Committee and the REFI Board considered the factors as a whole and, on balance, concluded that the Merger was advisable and fair to and in the best interests of REFI and its shareholders.
LIEN Board Recommendation
The LIEN Board, including, after separate meetings and discussion, all of the independent directors, and upon a recommendation of the LIEN Special Committee, has unanimously approved (i) the Merger Agreement, including the Merger and other transactions and (ii) the Merger Stock Issuance Proposal. The LIEN Board of Directors, including all of the independent directors, unanimously recommends that LIEN Shareholders vote “FOR” the LIEN Proposals.
REFI Board Recommendation
The REFI Board of Directors, including, after separate meetings and discussion, all of the independent directors, and upon a recommendation of the REFI Special Committee, has unanimously approved (i) the BDC Election Proposal, (ii) the New BDC Advisory Agreement Proposal and (iii) the Merger Proposal. The REFI Board of Directors, including all of the independent directors, unanimously recommends that REFI Shareholders vote “FOR” each of the REFI Proposals.
Opinion of the LIEN Special Committee’s Financial Advisor
The LIEN Special Committee engaged KBW to render financial advisory and investment banking services to the LIEN Special Committee, including the rendering of an opinion to the LIEN Special Committee as to the fairness, from a financial point of view, to LIEN of the Exchange Ratio in the Merger. KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC and other specialty finance company securities in connection with mergers and acquisitions. The LIEN Special Committee selected KBW to act as the LIEN Special Committee’s financial advisor in connection with the Merger based on KBW’s experience acting as financial advisor to a special committee of the LIEN Board in connection with the October 2024 purchase by LIEN (then known as Silver Spike Investment Corp.) of certain assets from Chicago Atlantic Loan Portfolio, LLC, as well as KBW’s experience advising on transactions similar to the Merger, its reputation as a nationally recognized investment banking firm, and its familiarity with LIEN and its business.
As part of its engagement, representatives of KBW attended the meeting of the LIEN Special Committee held on June 16, 2026, at which the LIEN Special Committee evaluated the Merger. At this meeting, KBW reviewed the financial aspects of the Merger and rendered an opinion to the LIEN Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio (which was assumed in KBW’s opinion to be 1.0849x) in the Merger was fair, from a financial point of view, to LIEN.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.
KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the LIEN Special Committee (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio in the Merger to LIEN. It did not address the underlying business decision of LIEN to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the LIEN Special Committee or the LIEN Board in connection with the Merger, and it does not constitute a recommendation to any holder of LIEN Common Stock or any shareholder of any other entity as to how to vote or act in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
At the direction of LIEN and with the consent of the LIEN Special Committee, KBW relied upon and assumed for purposes of its analyses and opinion, without independent verification, that the Closing REFI NAV would be $14.30 and the Closing LIEN NAV would be equal to $13.18 and that, as a result thereof, the Exchange Ratio in the Merger of shares of LIEN Common Stock for each share of REFI Common Stock would be 1.0849x.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of LIEN and REFI and bearing upon the Merger, including, among other things:
•	a draft of the Merger Agreement, dated June 16, 2026 (the most recent draft then made available to KBW);
•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2025 of LIEN;
•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 of LIEN;
•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2025 of REFI;
•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 of REFI;
•	certain other interim reports and other communications of LIEN and REFI to their respective shareholders; and
•
other financial information concerning the respective businesses and operations of LIEN and REFI furnished to KBW by LIEN and REFI or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
•	the historical and current financial position and results of operations of LIEN and REFI;
•	the assets and liabilities of LIEN and REFI;
•	the nature and terms of certain merger transactions and business combinations in the BDC industry;
•	a comparison of certain financial and stock market information of LIEN and REFI with similar information for certain other companies, the securities of which are publicly traded;
•
financial and operating forecasts and projections of REFI that were prepared by management of REFI Manager, provided to KBW by REFI and discussed with KBW by REFI Manager management, and used and relied upon by KBW based on such discussions, at the direction of LIEN and with the consent of the LIEN Special Committee;

•
financial and operating forecasts and projections of LIEN that were prepared by management of LIEN Adviser, provided to KBW by LIEN and discussed with KBW by LIEN Adviser management, and used and relied upon by KBW at the direction of LIEN and with the consent of the LIEN Special Committee; and

•
estimates regarding certain pro forma financial effects of the Merger on LIEN (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Merger) that were prepared by management of LIEN Adviser, provided to KBW by LIEN and discussed with KBW by LIEN Adviser management, and used and relied upon by KBW at the direction of LIEN and with the consent of the LIEN Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC and specialty finance company industries generally. KBW also participated in discussions with LIEN Adviser management and REFI Manager management regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of LIEN and REFI and such other matters as KBW deemed relevant to its inquiry.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of LIEN and the LIEN Special Committee, upon the management of REFI Manager as to the reasonableness and achievability of the financial and operating forecasts and projections of REFI referred to above (and the assumptions and bases therefor), and KBW has assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of REFI Manager management and that such forecasts and projections would be realized in the amounts and in the time periods currently estimated by such management. KBW further relied, with the consent of LIEN and the LIEN Special Committee, upon the management of LIEN Adviser as to the reasonableness and achievability of the financial and operating forecasts and projections of LIEN, and the estimates regarding certain pro forma financial effects of the merger on LIEN (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information were reasonably prepared and represented the best currently available estimates and judgments of LIEN Adviser management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.
It is understood that the foregoing financial information of LIEN and REFI that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, with the consent of LIEN and the LIEN Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either LIEN or REFI since the date of the last financial statements of each such entity that were made available to KBW. KBW assumed, without independent verification and with consent of the LIEN Special Committee, that REFI had operated in conformity with the requirements for qualification as a REIT for federal income tax purposes since its formation as a REIT. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of LIEN or REFI, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of LIEN or REFI under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by LIEN or REFI that was used in connection with the NAV or book value computations made or to be made by LIEN or REFI or the valuation policies and procedures of LIEN or REFI in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses:
•
the Merger and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of REFI Common Stock;

•	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;
•	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;
•
there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transactions and all conditions to the completion of the Merger and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

•
in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of LIEN, REFI or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings and operating synergies expected to result or be derived from the Merger.

KBW assumed that the Merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, the Exchange Act and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of LIEN that LIEN relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to LIEN, REFI, the Merger and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.
KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of the opinion, of the Exchange Ratio in the Merger to LIEN. KBW expressed no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including the Koach Transaction, the payment by REFI of the Tax Dividend, the BDC Election, the termination of the management agreement between REFI and REFI Manager and the entry into an investment advisory agreement between REFI and LIEN Adviser in connection with the BDC Election, the subsequent termination of such investment advisory agreement in connection with the Merger and any share repurchase program implemented by LIEN following the Merger), including without limitation, the form or structure of the Merger or any such related transaction, any consequences of the Merger or any related transaction to LIEN, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political division, economic uncertainty, recently announced actual or threatened imposition of tariff increases, inflation, and prolonged higher interest rates. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion, and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes after the date of its opinion to the Closing REFI NAV and the Closing LIEN NAV (and the resulting Exchange Ratio), whether relating to the Koach Transaction or otherwise, from the amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
•	the underlying business decision of LIEN to engage in the Merger or enter into the Merger Agreement;
•	the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by LIEN, the LIEN Board or the LIEN Special Committee;

•
any business, operational or other plans with respect to REFI or the pro forma entity that may have then been or may be currently contemplated by LIEN, the LIEN Board or the LIEN Special Committee or that may be implemented by LIEN, the LIEN Board or the LIEN Special Committee subsequent to the closing of the Merger;

•	any fees payable by LIEN or REFI to LIEN Adviser or REFI Manager for investment advisory and management services;
•
the fairness of the amount or nature of any compensation to any of LIEN’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of LIEN Common Stock or relative to the Exchange Ratio;

•
the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of LIEN or REFI or any other party to any transaction contemplated by the Merger Agreement (including, without limitation, the fairness of the purchase price to be paid by REFI in the Koach Transaction);

•	the actual value of LIEN Common Stock to be issued in connection with the Merger;
•
the prices, trading range or volume at which LIEN Common Stock or REFI Common Stock would trade following the public announcement of the Merger or the prices, trading range or volume at which LIEN Common Stock would trade following the consummation of the Merger;

•	any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Merger Agreement; or
•
any legal, regulatory, accounting, tax or similar matters relating to LIEN, REFI, any of their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any other related transaction, including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes or whether the interests of the existing shareholders of LIEN and REFI would not be diluted as a result of the Merger.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, LIEN and REFI. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the LIEN Special Committee in making its determination to recommend the approval by the LIEN Board of the Merger Agreement and the Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the LIEN Special Committee with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Merger were determined through negotiation between LIEN and REFI and the decision of LIEN to enter into the Merger Agreement was solely that of the LIEN Special Committee and the LIEN Board.
The following is a summary of the material financial analyses presented by KBW to the LIEN Special Committee in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the LIEN Special Committee, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Merger. KBW calculated an implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock based on the assumed 1.0849x Exchange Ratio in the Merger and the closing price of LIEN Common Stock on June 15, 2026. This implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock was compared to reference ranges of implied value per REFI Common Stock in the financial analyses of REFI described below. In addition, KBW reviewed with the LIEN Special Committee for informational purposes, among other things, implied transaction multiples for the Merger (using the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock) of 0.76x the estimated Closing REFI NAV provided by LIEN and 5.73x the distributable earnings per share (“DE”) of REFI for the 12-month period ended March 31, 2026 and also implied transaction multiples for the Merger (using an implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock based on the estimated Closing REFI NAV and the estimated Closing LIEN NAV provided by LIEN) of 1.00x the estimated Closing REFI NAV provided by LIEN and 7.57x the DE of REFI for the 12-month period ended March 31, 2026.
Selected Companies Analysis of REFI. Using publicly available information, KBW reviewed, among other things, the market performance of 13 selected publicly-traded companies, which included three capital providers focused on real estate or credit investments in the cannabis industry with assets and market enterprise values of greater than $75 million and which became publicly traded on or before the date of LIEN’s initial public offering (February 4, 2022) as well as 10 selected publicly traded, externally-managed U.S. commercial mortgage REITs with market capitalization of less than $1 billion.
The selected companies were as follows (shown by grouping in descending order of market capitalization):

Selected Cannabis Capital Providers
Innovative Industrial Properties, Inc.
NewLake Capital Partners, Inc.
Advanced Flower Capital Inc.

Selected U.S. Commercial Mortgage REITs
TPG RE Finance Trust, Inc.
Franklin BSP Realty Trust, Inc.
KKR Real Estate Finance Trust Inc.
Claros Mortgage Trust, Inc.
Ares Commercial Real Estate Corporation
Seven Hills Realty Trust
Sunrise Realty Trust, Inc.
Rithm Property Trust Inc.
ACRES Commercial Realty Corp.
Lument Finance Trust, Inc.

To perform this analysis, KBW used market price information as of June 15, 2026, reported book value per share data as of the end of the most recent completed quarterly period available (“MRQ”), latest 12 months available (“LTM”) reported DE and MRQ and LTM dividends of the selected companies. KBW also used calendar years 2026 and 2027 DE estimates taken from publicly available consensus “street estimates” of the selected companies.

KBW’s analysis showed the following concerning the market performance of the selected companies (excluding the impact of the LTM DE multiples for five of the selected companies, the calendar year 2026 estimated DE multiples for four of the selected companies and the calendar year 2027 estimated DE multiple for one of the selected companies, which multiples were considered to be not meaningful because they were less than 0.0x or greater than 30.0x), as well as corresponding implied multiples for REFI based on the closing price of REFI Common Stock on June 15, 2026, which corresponding implied multiples for REFI were calculated using historical reported financial data and dividends of REFI as of or for periods ended March 31, 2026 and financial forecasts and projections of REFI provided by REFI:

Selected Companies
	REFI	Low	25th Perc.	Median	Average	75th Perc.	High
Price / Book Value Per Share	0.77x	0.25x	0.47x	0.57x	0.58x	0.63x	0.96x
Price / LTM DE	5.7x	4.1x	8.2x	9.8x	9.8x	11.9x	15.0x
Price / CY2026 DE	5.7x	3.4x	8.0x	8.2x	9.3x	12.5x	14.1x
Price / CY2027 DE	5.9x	3.5x	6.7x	8.1x	10.2x	12.3x	23.2x
Current Dividend Yield(1)(2)	17.0%	0.0%	6.0%	11.0%	9.3%	12.6%	15.2%
LTM Dividend Yield(1)(3)	17.0%	0.0%	11.0%	12.6%	11.3%	14.0%	17.1%

1)	Dividend yields reflected as a percentage of share price.
2)	Reflected MRQ quarterly dividend annualized.
3)	Reflects dividends with a record date during the LTM period.
KBW then applied a range of price-to-book value per share multiples of 0.47x to 0.63x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated Closing REFI NAV provided by LIEN. KBW also applied a range of price-to-LTM DE multiples of 8.2x to 11.9x derived from the 25th percentile and 75th percentile multiples of the selected companies to the DE of REFI for the 12-month period ended March 31, 2026. This analysis indicated the following ranges of the implied value per share of REFI Common Stock, as compared to the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock (based on the assumed 1.0849x Exchange Ratio in the Merger and the closing price of LIEN Common Stock on June 15, 2026) and also as compared to the implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock (based on the estimated Closing REFI NAV and the estimated Closing LIEN NAV provided by LIEN):

Implied Value Per Share Ranges of REFI Common Stock
Based on Estimated Closing REFI NAV provided by LIEN	$6.78 to $9.05
Based on DE of REFI for the 12-month period ended March 31, 2026	$15.49 to $22.51

No company used as a comparison in the above selected companies analysis is identical to REFI. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Companies Analysis of LIEN. Using publicly available information, KBW reviewed, among other things, the market performance of 20 selected publicly traded, externally managed BDCs with market capitalizations of greater than $100 million and less than $800 million.
The selected companies were as follows (shown in descending order of market capitalization):

Carlyle Secured Lending, Inc.
New Mountain Finance Corporation
Fidus Investment Corporation
SLR Investment Corp.
Nuveen Churchill Direct Lending Corp.
Gladstone Investment Corporation
MSC Income Fund, Inc.
Gladstone Capital Corporation
Crescent Capital BDC, Inc.

Saratoga Investment Corp.
CION Investment Corporation
Palmer Square Capital BDC Inc.
Horizon Technology Finance Corporation
BlackRock TCP Capital Corp.
Stellus Capital Investment Corporation
PennantPark Investment Corporation
Runway Growth Finance Corp.
TriplePoint Venture Growth BDC Corp.
WhiteHorse Finance, Inc.
Oxford Square Capital Corp.

To perform this analysis, KBW used market price information as of June 15, 2026, reported NAV per share data as of the end of the most recent completed quarterly period available, LTM reported NII and MRQ and LTM dividends of the selected companies. KBW also used calendar years 2026 and 2027 NII estimates taken from consensus “street estimates” of the selected companies to the extent publicly available (2027 consensus “street estimates” were not publicly available for one of the selected companies).
KBW’s analysis showed the following concerning the market performance of the selected companies (excluding the impact of the LTM NII multiple for one of the selected companies, which multiple was considered to be not meaningful because it was less than 0.0x), as well as corresponding implied multiples for LIEN based on the closing price of LIEN Common Stock on June 15, 2026, which corresponding implied multiples were calculated using historical reported financial data and dividends of LIEN as of or for periods ended March 31, 2026 and financial forecasts and projections of LIEN provided by LIEN:

Selected Companies
	LIEN	Low	25th Perc.	Median	Average	75th Perc.	High
Price / NAV	0.75x	0.46x	0.61x	0.69x	0.71x	0.81x	1.02x
Price / LTM NII	6.4x	3.2x	5.4x	6.5x	6.6x	7.8x	10.6x
Price / CY2026 NII	6.7x	4.4x	6.6x	7.6x	7.9x	8.7x	17.4x
Price / CY2027 NII	6.5x	4.4x	6.4x	7.6x	7.9x	8.3x	17.0x
Current Dividend Yield(1)(2)	13.6%	6.3%	11.7%	13.0%	14.4%	16.0%	31.3%
LTM Dividend Yield(1)(3)	13.6%	6.3%	13.4%	15.1%	17.3%	19.9%	31.3%

1)	Dividend yields reflected as a percentage of share price.
2)	Reflected MRQ quarterly dividend annualized.
3)	Reflects dividends with a record date during the LTM period.
No company used as a comparison in the above selected companies analysis is identical to LIEN. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis. KBW reviewed publicly available information related to 35 selected acquisitions of U.S. BDCs announced since the beginning of 2015.
The selected transactions were as follows:

Acquirer	Acquired Company
Horizon Technology Finance Corporation	Monroe Capital Corporation
Monroe Capital Income Plus Corporation	Monroe Capital Corporation
Portman Ridge Finance Corporation	Logan Ridge Finance Corporation
Blue Owl Technology Finance Corp.	Blue Owl Technology Finance Corp. II
Pantheon Silver Holdings LLC	Goldman Sachs Private Middle Market Credit LLC
Blue Owl Capital Corporation	Blue Owl Capital Corporation III
Carlyle Secured Lending, Inc.	Carlyle Secured Lending III

Acquirer	Acquired Company
North Haven Private Income Fund LLC	SL Investment Corp
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
Midcap Financial Investment Corporation	Apollo Senior Floating Rate Fund Inc.
Midcap Financial Investment Corporation	Apollo Tactical Income Fund Inc.
Franklin BSP Capital Corporation	Franklin BSP Lending Corporation
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corporation	Oaktree Strategic Income Corporation
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CION Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Mgmt LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):
•	Price to NAV per share of the acquired company; and
•	Price to LTM NII of the acquired company.
All Selected Transactions. KBW’s analysis showed the following concerning the selected transactions (excluding the impact of the price-to-LTM NII multiples of five of the selected transactions, which multiples were considered to be not meaningful because they were either less than 0.0x or greater than 40.0x):

Selected Transactions
	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	0.58x	0.85x	0.96x	0.93x	1.00x	1.16x
Price / LTM NII	5.2x	8.2x	10.2x	11.0x	12.1x	30.6x

KBW then applied a range of price-to-NAV per share multiples of 0.85x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the estimated Closing REFI NAV provided by LIEN. KBW also applied a range of price-to-LTM NII multiples of 8.2x to 12.1x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the DE of REFI for the 12-month period ended March 31, 2026. This analysis indicated the following ranges of the implied value per share of REFI Common Stock, as compared to the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock (based on the assumed 1.0849x Exchange Ratio in the Merger and the closing price of LIEN Common Stock on June 15, 2026) and also as compared to the implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock (based on the estimated Closing REFI NAV and the estimated Closing LIEN NAV provided by LIEN):

Implied Value Per Share Ranges of REFI Common Stock
Based on Estimated Closing REFI NAV provided by LIEN	$12.12 to $14.30
Based on DE of REFI for the 12-month period ended March 31, 2026	$15.55 to $22.93

Selected Transactions Involving Affiliate Mergers. KBW’s analysis also showed the following concerning the 21 selected transactions involving affiliate mergers (Horizon Technology Finance Corporation/Monroe Capital Corporation, Monroe Capital Income Plus Corporation/Monroe Capital Corporation, Portman Ridge Finance Corporation/Logan Ridge Finance Corporation, Blue Owl Technology Finance Corporation/Blue Owl Technology Finance Corporation II, Blue Owl Capital Corporation/Blue Owl Capital Corporation III, Carlyle Secured Lending, Inc./Carlyle Secured Lending III, North Haven Private Income Fund LLC/SL Investment Corp, Golub Capital BDC, Inc./Golub Capital BDC 3, Inc., Midcap Financial Investment Corp./Apollo Senior Floating Rate Fund Inc., Midcap Financial Investment Corp./Apollo Tactical Income Fund Inc., Franklin BSP Capital Corporation/Franklin BSP Lending Corporation, BlackRock TCP Capital Corp./BlackRock Capital Investment Corp., Oaktree Specialty Lending Corp./Oaktree Strategic Income II, Inc., SLR Investment Corp./SLR Senior Investment Corp., FS KKR Capital Corp./FS KKR Capital Corp. II, Oaktree Specialty Lending Corporation/Oaktree Strategic Income Corporation, Goldman Sachs BDC, Inc./GS Middle Market Lending Corp., FS Investment Corporation II/FS Investment Corporation III (and others), Golub Capital BDC, Inc./Golub Capital Investment Corporation, FS Investment Corp./Corporate Capital Trust, Inc., TCG BDC, Inc./NF Investment Corp.):

Selected Transactions Involving Affiliates
	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	0.71x	0.89x	0.96x	0.95x	1.00x	1.16x
Price / LTM NII	6.9x	8.6x	9.6x	10.3x	10.6x	20.2x

KBW then applied a range of price-to-NAV per share multiples of 0.89x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliate mergers to the estimated Closing REFI NAV provided by LIEN. KBW also applied a range of price-to-LTM NII multiples of 8.6x to 10.6x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliate mergers to the DE of REFI for the 12-month period ended March 31, 2026. This analysis indicated the following ranges of the implied value per share of REFI Common Stock, as compared to the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock (based on the assumed 1.0849x Exchange Ratio in the Merger and the closing price of LIEN Common Stock on June 15, 2026) and also as compared to the implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock (based on the estimated Closing REFI NAV and the estimated Closing LIEN NAV provided by LIEN):

Implied Value Per Share Ranges of REFI Common Stock
Based on Estimated Closing REFI NAV provided by LIEN	$12.73 to $14.30
Based on DE of REFI for the 12-month period ended March 31, 2026	$16.16 to $20.07

No company or transaction used as a comparison in the above selected transaction analysis is identical to REFI or the Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Dividend Discount Analysis of REFI. KBW performed a dividend discount analysis of REFI on a standalone basis to estimate ranges for the implied equity value of REFI. This analysis did not include the Koach Transaction. In this analysis, KBW used financial and operating forecasts and projections relating to DE and book value of REFI that were provided by REFI. KBW assumed discount rates ranging from 11.8% to 13.8%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of REFI over the period from the assumed September 30, 2026 closing date of the Merger through December 31, 2029, and (ii) the present value of REFI’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated

December 31, 2029 book value per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for REFI calculated by applying a terminal multiple range of 0.50x to 0.90x to REFI’s estimated book value per share as of December 31, 2029, this analysis resulted in a range of implied values per share of REFI Common Stock of approximately $9.63 to $13.98, as compared to the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock (based on the assumed 1.0849x Exchange Ratio in the Merger and the closing price of LIEN Common Stock on June 15, 2026) and also as compared to the implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock (based on the estimated Closing REFI NAV and the estimated Closing LIEN NAV provided by LIEN). Using implied terminal values for REFI calculated by applying a terminal dividend yield range of 10.5% to 14.5% to REFI’s estimated calendar year 2029 dividends, this analysis resulted in a range of implied values per share of REFI Common Stock of approximately $13.50 to $17.58, as compared to the implied transaction value for the Merger of $10.82 per outstanding share of REFI Common Stock and also as compared to the implied transaction value for the Merger of $14.30 per outstanding share of REFI Common Stock.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including book value per share and dividend per share assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of REFI.
Dividend Discount Analysis of LIEN. KBW performed a dividend discount analysis of LIEN on a standalone basis to estimate ranges for the implied equity value of LIEN. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of LIEN that were provided by LIEN. KBW assumed discount rates ranging from 11.3% to 13.3%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of LIEN over the period from the assumed September 30, 2026 closing date of the Merger through December 31, 2029, and (ii) the present value of LIEN’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated December 31, 2029 NAV per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for LIEN calculated by applying a terminal multiple range of 0.50x to 0.90x to LIEN’s estimated NAV per share as of December 31, 2029, this analysis resulted in a range of implied values per share of LIEN Common Stock of approximately $8.88 to $13.03. Using implied terminal values for LIEN calculated by applying a terminal dividend yield range of 11.5% to 15.5% to LIEN’s estimated calendar year 2029 dividends, this analysis resulted in a range of implied values per share of LIEN Common Stock of approximately $12.18 to $15.62.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend per share assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of LIEN or the pro forma combined company.
Illustrative Pro Forma Combined Dividend Discount Analysis. KBW performed an illustrative dividend discount analysis of the pro forma combined company to estimate ranges for the implied equity value of the pro forma combined company. This analysis did not include the Koach Transaction. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of LIEN and DE and book value of REFI, on a combined basis reflecting pro forma assumptions (including, without limitation, the cost savings and operating synergies expected to result from the Merger), all of which forecasts and projections were provided by LIEN or, in the case of financial and operating forecasts and projections relating to distributable earning and book value of REFI, by REFI. KBW assumed discount rates ranging from 10.5% to 12.5%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of the pro forma combined company over the period from the assumed September 30, 2026 closing date of the Merger through December 31, 2029, and (ii) the present value of the pro forma combined company’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2029 estimated NAV per share multiples and the other based on calendar year 2029 estimated dividend yields. Using implied terminal values for the pro forma combined company calculated by applying a terminal multiple range of 0.50x to 0.90x to the pro forma combined company’s estimated NAV per share as of December 31, 2029, this analysis resulted in a range of implied values per share of the pro forma combined company’s common stock of approximately $9.53 to $13.77. Using implied terminal values for the pro forma combined company calculated by applying a terminal dividend yield range of 11.5% to 15.5% to the pro forma combined company’s calendar year 2029 estimated dividends, this analysis resulted in a range of implied values per share of the pro forma combined company’s common stock of approximately $14.08 to $18.12.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend per share assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of LIEN or the pro forma combined company.
Relative Contribution Analysis. KBW analyzed the relative standalone contribution of LIEN and REFI to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include the Koach Transaction, cost savings or operating synergies. To perform this analysis, KBW used historical reported financial data of LIEN and REFI as of March 31, 2026, financial forecasts and projections of LIEN provided by LIEN and financial forecasts and projections of REFI provided by REFI. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of LIEN Shareholders and REFI Shareholders in the combined company based on the assumed 1.0849x Exchange Ratio in the Merger of 1.0849x:

	REFI as a % of Total	LIEN as a % of Total
Pro Forma Ownership
Based on Assumed Exchange Ratio in the Merger of 1.0849x	50.5%	49.5%

Balance Sheet Data as of March 31, 2026(1)
Total Assets	54.1%	45.9%
Total Debt	68.1%	31.9%
Net Asset Value	50.5%	49.5%

Income Statement Data
FY2026E Earnings(2)	54.5%	45.5%
FY2027E Earnings(2)	53.5%	46.5%

1)
Given REFI’s status as a REIT, REFI reported book value as opposed to NAV. REFI total assets, REFI investments at fair value, and REFI NAV adjusted for REFI CECL reserve reversal, REFI fair value adjustment, and REFI estimated transaction expenses.

2)	Reflected estimated distributable earnings for REFI and estimated net investment income for LIEN.
Illustrative Potential NII and Dividend Per Share Accretion. Using financial and operating forecasts and projections of LIEN, on a standalone basis, and financial and operating forecasts and projections of LIEN and REFI, on a combined basis reflecting pro forma assumptions (including, without limitation, the cost savings and operating synergies expected to result from the Merger), all of which forecasts and projections were provided by LIEN or, in the case of financial and operating forecasts and projections of REFI, by REFI, KBW analyzed the potential financial impact of the transaction on certain projected pro forma financial results of LIEN. This analysis did not include the Koach Transaction. This analysis indicated the Merger could be accretive to LIEN’s estimated NII and estimated dividends per share in each of the calendar years 2027, 2028 and 2029. For all of the above analysis, the actual results achieved by LIEN following the Merger may vary from the projected results, and the variations may be material.
Miscellaneous. KBW acted as financial advisor to the LIEN Special Committee in connection with the Merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC and other specialty finance company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW’s and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, LIEN and REFI. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of LIEN or REFI for its and their own respective accounts and for the accounts of its and their respective customers and clients.
Pursuant to the KBW engagement agreement, LIEN agreed to pay KBW a cash fee equal to $2,000,000, $300,000 of which became payable with the rendering of KBW’s opinion and the balance of which is contingent upon the closing of the Merger. LIEN also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. In addition to the present engagement, in the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to LIEN and received compensation for such services. KBW advised a special committee of the LIEN Board in connection with LIEN’s October 2024 purchase of certain assets from Chicago Atlantic Loan Portfolio, LLC. In the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to LIEN Adviser, REFI or REFI Manager. KBW may in the future provide investment banking and financial advisory services to LIEN, LIEN Adviser, REFI, REFI Manager or Chicago Atlantic, which is an affiliate of both LIEN Adviser and REFI Manager, and receive compensation for such services.
Opinion of the REFI Special Committee’s Financial Advisor
The REFI Special Committee retained Oppenheimer to act as its financial advisor in connection with the Merger. Oppenheimer is a full-service investment banking and financial services firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, secondary distributions of securities, private placements and valuations for other purposes. The REFI Special Committee selected Oppenheimer to act as its financial advisor based on, among other factors, Oppenheimer’s experience advising special committees in related party transactions, its experience in the cannabis industry and the BDC and REIT sectors, its qualifications, and its independence from REFI, LIEN, REFI Manager and LIEN Adviser.
On June 16, 2026, at a meeting of the REFI Special Committee held to evaluate the Merger, Oppenheimer rendered its oral opinion to the REFI Special Committee, and subsequently confirmed such oral opinion by delivery of a written opinion, dated June 17, 2026, to the effect that, as of such date and based upon and subject to the various assumptions, limitations, qualifications and other matters described in its opinion, the Exchange Ratio provided for in the Merger was fair, from a financial point of view, to the shareholders of REFI (other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates).
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Oppenheimer in preparing the opinion.
Oppenheimer’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the REFI Special Committee (in its capacity as such) and, as requested by the REFI Special Committee, the REFI Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Merger. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio to the shareholders of REFI (other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates). The opinion did not address the underlying business decision of REFI to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the REFI Special Committee or the REFI Board in connection with the Merger Agreement, and it does not constitute a recommendation to any holder of REFI Common Stock or any shareholder of any other entity as to how to vote or act in connection with the Merger or any other matter.
At the direction of REFI and with the consent of the REFI Special Committee, Oppenheimer assumed, without independent verification, for purposes of its analyses and opinion, that (i) the adjusted NAV per share of REFI Common Stock as of March 31, 2026 was $14.30 and the adjusted NAV per share of LIEN Common Stock as of March 31, 2026 was $13.18, in each case adjusted in accordance with the valuation methodology set forth on Exhibit A to the Merger Agreement (collectively, the “Adjusted March 31 NAVs”) and (ii) based on such Adjusted March 31 NAVs, the Exchange Ratio was 1.0851x. Oppenheimer further assumed that the finally calculated Closing REFI NAV and Closing LIEN NAV would not differ materially from the Adjusted March 31 NAVs.
In connection with its opinion, Oppenheimer reviewed, analyzed and relied upon material bearing upon the financial and operating condition of REFI and LIEN and bearing upon the Merger, including, among other things:
•	a draft, dated June 16, 2026, of the Merger Agreement;
•
certain publicly available financial information relating to REFI and LIEN that Oppenheimer deemed to be relevant, including each of REFI’s and LIEN’s respective Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 and Annual Reports on Form 10-K for the fiscal years ended December 31, 2025 and December 31, 2024;

•	discussions with the senior management of REFI and LIEN conducted by Oppenheimer with respect to the business, financial condition, results of operations, forecast and loan portfolio of each;

•
certain internal financial and operating information of REFI and LIEN, including financial forecasts and estimates relating to REFI and LIEN on a standalone basis and pro forma giving effect to the Merger, prepared by management of REFI and LIEN and approved for Oppenheimer’s use by the REFI Special Committee;

•
certain materials prepared by REFI and its advisors in connection with the REFI Board’s and REFI Special Committee’s consideration of the Merger, including materials provided in connection with their respective determinations under Rule 17a-8 under the 1940 Act;

•	internal and independent third-party valuations for the respective loan portfolios of REFI and LIEN as of March 31, 2026;
•
the Adjusted March 31 NAVs, which resulted in an adjusted NAV per share of REFI Common Stock of $14.30 and an adjusted NAV per share of LIEN Common Stock of $13.18, and an illustrative Exchange Ratio of 1.0851x;

•	other publicly available information relating to REFI and LIEN that Oppenheimer deemed to be relevant;
•	the current and historical market prices for REFI Common Stock and LIEN Common Stock;
•	the publicly available market and financial information of certain publicly traded commercial mortgage REITs and BDCs that Oppenheimer deemed to be relevant;
•	the publicly available financial terms of certain precedent merger and acquisition transactions of certain commercial mortgage REITs and BDCs that Oppenheimer deemed to be relevant; and
•	other financial information, studies, analyses and inquiries as Oppenheimer deemed appropriate.
Oppenheimer’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
•	the historical and current financial position and results of operations of REFI and LIEN;
•	the assets and liabilities of REFI and LIEN;
•	the nature and terms of certain other merger transactions and business combinations in the commercial mortgage REIT and BDC industries;
•	a comparison of certain financial and stock market information of REFI and LIEN with similar information for certain other companies, the securities of which are publicly traded; and
•
financial and operating forecasts and projections of REFI and LIEN, on a standalone basis and on a combined basis, prepared by management of REFI and LIEN, provided to Oppenheimer and discussed with Oppenheimer by such management, and used and relied upon by Oppenheimer at the direction of REFI and with the consent of the REFI Special Committee.

Oppenheimer also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the commercial mortgage REIT and BDC industries generally. Oppenheimer also participated in discussions with management of REFI and LIEN regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of REFI and LIEN and such other matters as Oppenheimer deemed relevant to its inquiry.
In conducting its review and arriving at its opinion, Oppenheimer relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with Oppenheimer or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. With respect to the financial forecasts and estimates it reviewed, Oppenheimer assumed, at the direction of management of REFI and LIEN and with the REFI Special Committee’s and the REFI Board’s consent, without independent verification, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of management of REFI and LIEN as to the future financial condition and operating results of REFI and LIEN. Oppenheimer also assumed that there were no material changes in the assets, liabilities, financial conditions, results of operations, business or prospects of REFI or LIEN since the respective dates of the last financial statements of REFI or LIEN that were made available to Oppenheimer. Oppenheimer further assumed that the calculation of the Adjusted March 31 NAVs was performed in a manner materially consistent with how the Closing REFI NAV and the Closing LIEN NAV will be calculated in accordance with the Merger Agreement (including Exhibit A thereto) and that the finally calculated Closing REFI NAV and Closing LIEN NAV will not differ materially from the Adjusted March 31 NAVs. Oppenheimer neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of REFI or LIEN, other than as described above with respect to its review of the internal and independent third-party valuations for the respective loan portfolios.
Oppenheimer also assumed, with the consent of the REFI Special Committee and the REFI Board, that: (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to in the Merger Agreement are true and correct; (b) each party to the Merger Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party; (c) all conditions to the consummation of the Merger and related transactions (together, the “Transactions”) will be satisfied without waiver thereof; (d) the Transactions will be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act, the 1940 Act, and all other applicable federal and state statutes, rules and regulations; (e) the BDC Election will be completed prior to the Merger in accordance with the terms of the Merger Agreement; (f) the Transactions will be consummated in accordance with the terms described in the Merger Agreement without any waiver, modification or amendment of any material term, condition or agreement; (g) in the course of obtaining the necessary regulatory or third-party approvals, consents and releases with respect to the Transactions, no delay, limitation, restriction or condition will be imposed that would result in the disposition of any assets of REFI or LIEN or otherwise have an adverse effect on the Transactions, REFI, LIEN or any of the expected benefits of the Transactions that would be material to Oppenheimer’s analysis or its opinion; (h) shares of LIEN Common Stock to be issued in the Merger to holders of REFI Common Stock will be listed on the NASDAQ immediately following the consummation of the Transactions; and (i) the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, or otherwise result in no gain or loss being recognized by holders of REFI Common Stock for U.S. federal income tax purposes with respect to the receipt of LIEN Common Stock in the Merger. Oppenheimer also relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ from the draft reviewed by Oppenheimer in any respect material to its analyses or opinion.
Oppenheimer’s opinion only addressed the fairness, from a financial point of view, to the shareholders of REFI (other than REFI Manager, LIEN, LIEN Adviser and any of their respective Affiliates) of the Exchange Ratio (as specified in the opinion) and did not address any other aspect or implication of the Transactions. Oppenheimer’s opinion does not address the underlying valuation, future performance or long-term viability of REFI or LIEN or the price at which REFI Common Stock or LIEN Common Stock will trade at any time. Oppenheimer expressed no view as to, and its opinion did not address: (i) the fairness of any portion or aspect of the Transactions to any holder of any class of securities, creditors or other constituencies of REFI or to any other party to the Merger Agreement other than as set forth in the opinion (including, without limitation, the holders of LIEN Common Stock); (ii) the fairness of any portion or aspect of the Transactions to any one class or group of REFI’s or any other party’s securityholders or other constituents vis-à-vis any other class or group of REFI’s or such party’s securityholders or other constituents, including the allocation of any consideration amongst or within such classes or groups; (iii) the fairness of the amount or nature of the compensation resulting from the Transactions to any individual officers, directors or employees of REFI or LIEN, or any class of such persons, relative to the Exchange Ratio or otherwise; (iv) the appropriate capital structure of REFI, whether REFI should be issuing debt or equity securities or a combination thereof in connection with the Transactions, or the form, structure or any terms of any debt or equity financing for the Transactions; (v) the tax consequences of the Transactions to any holder of REFI Common Stock; (vi) the trading price of LIEN Common Stock following consummation of the Transactions; (vii) any aspect of the transactions contemplated by any support agreement, manager agreement, advisory agreement or other ancillary document entered into in connection with the Merger Agreement; (viii) whether or not REFI or LIEN or their respective securityholders or any other party is receiving or paying reasonably equivalent value in the Transactions; (ix) the underlying business decision of REFI or any other party to enter into the Merger Agreement or to proceed with or consummate the Transactions, nor did the opinion address the relative merits of the Transactions as compared to any alternative business strategies that might exist for REFI or the effect of any other transaction in which REFI or any other party might engage; or (x) any legal, regulatory, accounting, tax or similar matters relating to REFI, LIEN or any of their respective shareholders, or arising out of or as a consequence of the Merger or any other related transaction, including whether or not the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Oppenheimer was not requested to, and at the direction of the REFI Special Committee did not, initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the securities, assets, business or operations of REFI or any other party to the Merger Agreement, or any alternatives to the Transactions, and Oppenheimer expresses no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. Oppenheimer is not a legal, tax, regulatory or accounting advisor and has relied on the assessments made by REFI and its advisors with respect to such matters; Oppenheimer’s opinion does not address any legal, tax, regulatory or accounting matters. Oppenheimer’s opinion does not constitute a solvency opinion or a fair value opinion, and Oppenheimer has not evaluated the solvency or fair value of REFI or LIEN under any federal or state laws relating to bankruptcy, insolvency or similar matters or otherwise. Oppenheimer’s opinion was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated as of the date of the opinion. Oppenheimer did not have any obligation to update, revise or reaffirm its opinion without the prior request of the REFI Special Committee.
The issuance of Oppenheimer’s opinion was approved by an authorized committee of Oppenheimer.
The following is a summary of the material financial analyses presented by Oppenheimer to the REFI Special Committee and the REFI Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by Oppenheimer to the REFI Special Committee and the REFI Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Oppenheimer did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Oppenheimer believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
Implied Exchange Ratio Calculation
Oppenheimer calculated the illustrative Exchange Ratio used for purposes of its opinion based on the Adjusted March 31 NAVs. Oppenheimer calculated an adjusted NAV per share of REFI Common Stock of $14.30, derived from REFI’s reported book value per share of $14.39 as of March 31, 2026, adjusted for a reversal of REFI’s current expected credit loss reserve, a fair value adjustment to reflect REFI’s loan portfolio at fair value in accordance with ASC 820 and ASC 946, estimated transaction expenses to be borne by REFI, and the Manager’s $2,000,000 expense reimbursement. Oppenheimer calculated an adjusted NAV per share of LIEN Common Stock of $13.18, derived from LIEN’s reported NAV per share of $13.33 as of March 31, 2026, adjusted for estimated transaction expenses to be borne by LIEN. The resulting illustrative Exchange Ratio was 1.0851x (the ratio of $14.30 divided by $13.18).
Select Comparable Companies Analysis
Using publicly available information, Oppenheimer reviewed the market performance of certain publicly traded companies that Oppenheimer deemed relevant for comparative purposes. For purposes of its analysis of REFI, Oppenheimer considered select externally managed commercial mortgage REITs with market capitalization of less than $750 million and select cannabis-focused peers For purposes of its analysis of LIEN, Oppenheimer considered select externally managed BDCs with market capitalization of less than $750 million and select cannabis-focused peers.
To perform this analysis, Oppenheimer used market price information as of June 12, 2026 and reported book value per share (for commercial mortgage REITs) or NAV per share (for BDCs) data as of the most recent completed quarterly period. Oppenheimer applied valuation multiples derived from the comparable companies to the corresponding financial metrics of REFI and LIEN to derive implied value per share reference ranges for each, and then calculated implied exchange ratio reference ranges by dividing the low end of the REFI implied share price range by the high end of the LIEN implied share price range (to calculate the low end of the implied exchange ratio range) and dividing the high end of the REFI implied share price range by the low end of the LIEN implied share price range (to calculate the high end of the implied exchange ratio range).

REFI:
Select Commercial Mortgage REITs (in alphabetical order)
ACRES Commercial Realty Corp.
Ares Commercial Real Estate Corporation
Claros Mortgage Trust, Inc.
Franklin BSP Realty Trust, Inc.
KKR Real Estate Finance Trust Inc.
Lument Finance Trust, Inc.
NexPoint Real Estate Finance, Inc.
Ready Capital Corporation
Seven Hills Realty Trust
Sunrise Realty Trust, Inc.
TPG RE Finance Trust, Inc.
Select Cannabis-Focused Peers (in alphabetical order)
Advanced Flower Capital Inc.
Chicago Atlantic BDC, Inc.
Innovative Industrial Properties, Inc.
NewLake Capital Partners, Inc.

	Dividend Yield	Price / Book	CY26 P / EPS	CY27 P / EPS
Low	2.4%	0.23x	3.5x	3.8x
Median	12.2%	0.60x	8.2x	7.4x
Mean	10.7%	0.59x	8.0x	7.7x
High	14.8%	0.84x	12.9x	16.3x

LIEN:
Select BDCs (in alphabetical order)
BCP Investment Corp.
BlackRock TCP Capital Corp.
CION Investment Corporation
Crescent Capital BDC, Inc.
Fidus Investment Corporation
Gladstone Capital Corporation
Gladstone Investment Corporation
Great Elm Capital Corp.
Horizon Technology Finance Corporation
Investcorp Credit Management BDC, Inc.
Nuveen Churchill Direct Lending Corp.
OFS Capital Corporation
Oxford Square Capital Corp.
Palmer Square Capital BDC Inc.
PennantPark Investment Corporation
Rand Capital Corporation
Runway Growth Finance Corp.
Saratoga Investment Corp.
SLR Investment Corp.
Stellus Capital Investment Corporation
SuRo Capital Corp.
TriplePoint Venture Growth BDC Corp.
WhiteHorse Finance, Inc.

Select Cannabis-Focused Peers (in alphabetical order)
Advanced Flower Capital Inc.
Chicago Atlantic Real Estate Finance, Inc.
Innovative Industrial Properties, Inc.
NewLake Capital Partners, Inc.

	Dividend Yield	Price / NAV	CY26 P / EPS	CY27 P / EPS
Low	5.8%	0.33x	3.5x	3.8x
Median	13.4%	0.70x	7.1x	7.2x
Mean	14.2%	0.70x	7.1x	7.5x
High	31.1%	1.02x	10.4x	16.9x

REFI. Oppenheimer applied a range of price-to-book value multiples of 0.54x to 0.66x, a range of dividend yield of 11.0% to 13.4%, a range of price-to-2026 earnings-per-share (“EPS”) multiples of 7.4x to 9.0x, and a range of price-to-2027 EPS multiples of 6.7x to 8.2x.
LIEN. Oppenheimer applied a range of price-to-NAV multiples of 0.63x to 0.77x, a range of dividend yield of 12.0% to 14.7%, a range of price-to-2026 NII multiples of 6.4x to 7.8x, and a range of price-to-2027 NII multiples of 6.5x to 7.9x.
This analysis resulted in the following implied exchange ratio reference ranges, as compared to the illustrative Exchange Ratio of 1.0851x:

Valuation Methodology	Implied Exchange Ratio Range
Price / Book Value (REFI) / Price / NAV (LIEN)	0.7573x – 1.1310x
Dividend Yield	1.2425x – 1.8551x
Price / 2026 Earnings (EPS / NII)	0.9117x – 1.3621x
Price / 2027 Earnings (EPS / NII)	0.9054x – 1.3523x

No company used as a comparison in the above comparable companies analysis is identical to REFI or LIEN. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Select Precedent M&A Transactions Analysis
Using publicly available information, Oppenheimer reviewed selected precedent merger and acquisition transactions that it deemed relevant. For purposes of its analysis of REFI, Oppenheimer reviewed seven selected precedent mortgage REIT transactions announced and completed since January 1, 2018 with a publicly traded buyer and target and implied equity value of less than $1 billion. For purposes of its analysis of LIEN, Oppenheimer reviewed eleven selected precedent BDC transactions announced and completed since January 1, 2018 with a publicly traded buyer and target and implied equity value of less than $1 billion.
Selected REFI Reference Transactions

Announcement Date	Buyer	Target
Jul-23	TPG Mortgage Investment Trust, Inc.	Western Asset Mortgage Corporation
May-23	Ellington Financial Inc.	Arlington Asset Investment Corp.
Feb-23	Ready Capital Corporation	Broadmark Realty Capital Inc.
Apr-21	RMR Mortgage Trust	Tremont Mortgage Trust
Dec-20	Ready Capital Corporation	Anworth Mortgage Asset Corporation
Nov-18	Ready Capital Corporation	Owens Realty Mortgage, Inc.
May-18	Annaly Capital Management Inc.	MTGE Investment Corp.

Selected LIEN Reference Transactions

Announcement Date	Buyer	Target
Aug-25	Horizon Technology Finance Corp.	Monroe Capital Corp.
Jan-25	Portman Ridge Finance Corp.	Logan Ridge Finance Corp.
Sep-23	BlackRock TCP Capital Corp.	BlackRock Capital Investment Corp.
Oct-22	Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Dec-21	SLR Investment Corp.	SLR Senior Investment Corp.
Dec-20	BCP Investment Corp.	Harvest Capital Credit Corporation
Oct-20	Oaktree Specialty Lending, Inc.	Oaktree Strategic Income Corp.
Aug-20	Barings BDC, Inc.	MVC Capital, Inc.
Jun-20	BCP Investment Corp.	Garrison Capital Inc.
Aug-19	Crescent Capital BDC, Inc.	Alcentra Capital Corporation
Aug-19	BCP Investment Corp.	OHA Investment Corporation

REFI. Oppenheimer reviewed the price-to-book value multiples implied by the selected transactions. The median price-to-book value multiple of the selected mortgage REIT precedent transactions was 1.01x, and Oppenheimer applied a reference range of 0.96x to 1.06x to derive an implied value per share range of REFI Common Stock.
LIEN. Oppenheimer reviewed the price-to-NAV multiples implied by the selected transactions. The median price-to-NAV multiple of the selected BDC precedent transactions was 1.00x, and Oppenheimer applied a reference range of 0.95x to 1.05x to derive an implied value per share range of LIEN Common Stock.
This analysis resulted in an implied exchange ratio reference range of 0.9887x to 1.2078x, as compared to the illustrative Exchange Ratio of 1.0851x.
No transaction used as a comparison in the above selected precedent transactions analysis is identical to the Merger. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and transactions involved.
Dividend Discount Analysis
Oppenheimer performed a dividend discount analysis of each of REFI and LIEN on a standalone basis to estimate ranges for the implied equity value per share of each company. In these analyses, Oppenheimer used financial and operating forecasts and projections relating to dividends and NAVs prepared by management of REFI and LIEN and approved for Oppenheimer’s use by the REFI Special Committee.
REFI. Oppenheimer discounted projected dividends per share for the period from closing (assumed December 31, 2026) through December 31, 2030 at an equity cost of capital derived from Oppenheimer’s analysis of the cost of equity for certain publicly traded commercial mortgage REITs that Oppenheimer deemed relevant, and assumed terminal values based on a price-to-NAV terminal multiple of 1.00x applied to REFI’s projected NAV per share as of December 31, 2030. This analysis resulted in an implied value per share range for REFI Common Stock of $14.48 to $16.28 (derived from a range of equity cost of capital of 10.5% to 12.5% and price-to-NAV terminal multiples of 0.95x to 1.05x).
LIEN. Oppenheimer discounted projected dividends per share for the same period at an equity cost of capital derived from Oppenheimer’s analysis of the cost of equity for certain publicly traded BDCs that Oppenheimer deemed relevant, and assumed terminal values based on a price-to-NAV terminal multiple of 1.00x applied to LIEN’s projected NAV per share as of December 31, 2030. This analysis resulted in an implied value per share range for LIEN Common Stock of $13.33 to $14.99 (derived from a range of equity cost of capital of 10.9% to 12.9% and price-to-NAV terminal multiples of 0.95x to 1.05x).
To derive the implied exchange ratio range from the dividend discount analysis, Oppenheimer divided the low end of the REFI implied value per share range by the high end of the LIEN implied value per share range and divided the high end of the REFI implied value per share range by the low end of the LIEN implied value per share range. This analysis resulted in an implied exchange ratio reference range of 0.9665x to 1.2216x, as compared to the illustrative Exchange Ratio of 1.0851x.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of REFI or LIEN.
Contribution Analysis
Oppenheimer analyzed the relative standalone contributions of REFI and LIEN to various pro forma balance sheet and income statement items of the combined company, based on financial forecasts and projections prepared by management of REFI and LIEN and approved for Oppenheimer’s use by the REFI Special Committee. This analysis did not include transaction expenses, adjustments or economic impacts of the contemplated Merger. The results of Oppenheimer’s contribution analysis are set forth below, which also compares the results with the implied pro forma ownership percentages of REFI Shareholders and LIEN Shareholders in the combined company based on the illustrative Exchange Ratio of 1.0851x:

Metric	REFI as % of Total	LIEN as % of Total
Pro Forma Ownership (Based on Assumed Exchange Ratio of 1.0851x)	50.5%	49.5%
Total Assets (est. as of 12/31/2026)	51.3%	48.7%
Investment Portfolio (est. as of 12/31/2026)	51.3%	48.7%
Total Debt (est. as of 12/31/2026)	53.5%	46.5%
Net Asset Value (est. as of 12/31/2026)	50.0%	50.0%
Est. Net Investment Income (12 months ending 12/31/2026)	50.6%	49.4%
Est. CY2027 Net Investment Income	52.2%	47.8%

In addition to the financial analyses described above, Oppenheimer reviewed other supplemental analyses with the REFI Special Committee and the REFI Board for information purposes upon request and as Oppenheimer deemed appropriate, as described in the fairness materials Oppenheimer presented to the REFI Special Committee.
Miscellaneous
Oppenheimer acted as financial advisor to the REFI Special Committee in connection with the Merger and did not act as an advisor to or agent of any other person in connection with the Merger. As part of its investment banking business, Oppenheimer is regularly engaged in the valuation of businesses and securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of Oppenheimer’s and its affiliates’ businesses, Oppenheimer and its affiliates may from time to time purchase securities from, and sell securities to, REFI and LIEN. In addition, as market makers in securities, Oppenheimer and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of REFI or LIEN for their own respective accounts and for the accounts of their respective customers and clients.
Pursuant to Oppenheimer’s engagement agreement with REFI, REFI agreed to pay Oppenheimer: (i) two engagement fees of $50,000 each (the first payable upon execution of the engagement agreement and the second payable on the one-month anniversary thereof), each of which is creditable against the transaction fee; (ii) an opinion fee of $500,000, payable upon delivery of Oppenheimer’s opinion, which is also creditable against the transaction fee; and (iii) a transaction fee of $1,750,000, payable upon the consummation of the Merger. In the event the Merger is not consummated but REFI receives a break-up fee or any other termination payment, REFI has agreed to pay Oppenheimer a fee equal to 15% of any such payment. REFI has also agreed to reimburse certain of Oppenheimer’s expenses and to indemnify Oppenheimer and certain related parties for certain potential liabilities arising out of Oppenheimer’s engagement.
Oppenheimer and/or certain of its affiliates may have in the past provided, and may currently be providing, investment banking, financial advisory and/or other financial or consulting services to REFI, LIEN, REFI Manager, LIEN Adviser or any of their respective affiliates, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, REFI or LIEN, for which Oppenheimer and its affiliates may have received compensation. In the past two years, Oppenheimer has not provided investment banking, financial advisory or other financial services to REFI, LIEN, REFI Manager, LIEN Adviser or any of their respective affiliates for which Oppenheimer received compensation. Oppenheimer and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to REFI, LIEN, REFI Manager, LIEN Adviser, their respective affiliates, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Oppenheimer and its affiliates may receive compensation. In addition, Oppenheimer and certain of its affiliates and certain of Oppenheimer’s and their respective employees may have committed to invest in private equity or other investment funds managed or advised by affiliates of REFI or LIEN or other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with affiliates of REFI or LIEN or other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Oppenheimer and certain of its affiliates may have in the past acted, and may in the future act, as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, REFI, LIEN, REFI Manager, LIEN Adviser, their respective affiliates, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Oppenheimer and its affiliates may receive compensation.
In performing its analyses, Oppenheimer made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of Oppenheimer, REFI and LIEN. Any estimates contained in the analyses performed by Oppenheimer are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. Oppenheimer’s opinion was one of several factors taken into consideration by the REFI Special Committee in making its determination to recommend the Merger to the REFI Board and by the REFI Board in making its determination to approve the Merger Agreement and the Merger. Consequently, the analyses described above should not be viewed as determinative of the decision of the REFI Special Committee or the REFI Board with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Merger were determined through negotiation between REFI and LIEN, and the decision of REFI to enter into the Merger Agreement was solely that of the REFI Special Committee and the REFI Board.
Management after the Merger
LIEN Adviser will continue to serve as investment adviser of the combined company following completion of the Merger pursuant to the terms of the LIEN Investment Advisory Agreement. Pursuant to the Merger Agreement, upon completion of the Merger, the LIEN Board will consist of three REFI Independent Directors (Elizabeth Stavola, Brandon Konigsberg and Jason Papastavrou), two LIEN Independent Directors ([ ] and [ ]) and two directors affiliated with LIEN Adviser or its Affiliates ([ ] and [ ]). Following completion of the Merger, Scott Gordon, who currently serves as Executive Chairman and Co-Chief Investment Officer of LIEN, is expected to serve as Executive Chairman and Co-Chief Investment Officer of the surviving company; Umesh Mahajan, who currently serves as Co-Chief Investment Officer of LIEN, is expected to serve as Co-Chief Investment Officer of the surviving company; Gianni Fazio, who currently serves as Chief Accounting Officer of LIEN, is expected to serve as Chief Accounting Officer of the surviving company; Dino Colonna, who currently serves as President of LIEN, is expected to serve as Co-President of the surviving company; David Kite, who currently serves as President of REFI, is expected to serve as Co-President of the surviving company; Andrew Lovitt, who currently serves as Chief Compliance Officer of LIEN, is expected to serve as Chief Compliance Officer of the surviving company; Peter Sack, who currently serves as Chief Executive Officer of LIEN, is expected to serve as Chief Executive Officer of the surviving company; and Phillip Silverman, who currently serves as Chief Financial Officer of REFI, is expected to serve as Chief Financial Officer of the surviving company.
Interests of Certain Persons in the Merger
LIEN Adviser has indirect financial interests in the transactions contemplated by the Merger Agreement, including the Merger, that are different from, and/or in addition to, the interests of LIEN Shareholders. For example, the base management fee LIEN Adviser currently receives under the LIEN Investment Advisory Agreement is based on the average value of LIEN’s gross assets (excluding cash and cash equivalents). Because total assets under management will increase as a result of the Merger, the dollar amount of LIEN Adviser’s base management fee will likely increase as a result of the Merger.
Certain members of the LIEN Board and LIEN’s senior management may have indirect financial and other interests in LIEN Adviser. As a result of their roles with LIEN Adviser, such persons may have indirect financial interests in the transactions contemplated by the Merger Agreement, including the Merger, that are different from, and/or in addition to, the interests of LIEN Shareholders due to LIEN Adviser’s interests described above.
Concurrently with the parties’ entry into the Merger Agreement, REFI also entered into a Support Agreement with LIEN Adviser. Pursuant to the Support Agreement, LIEN Adviser has agreed to vote its covered shares of REFI Common Stock in favor of the REFI Proposals.
Regulatory Approvals Required for the Merger
The obligations of LIEN and REFI to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Merger, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired. LIEN and REFI have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Merger.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
Third-Party Consents Required for the Merger
Under the Merger Agreement, each of LIEN’s and REFI’s obligation to complete the Merger is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties.
LIEN and REFI have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. LIEN and REFI encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Merger
Pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement, at the Merger Effective Time, REFI will merge with and into LIEN in accordance with the MGCL, with LIEN as the surviving entity in the Merger. As of the Merger Effective Time, the separate corporate existence of REFI will cease and LIEN will continue its existence as a corporation under the laws of the State of Maryland.
Closing; Completion of the Proposed Merger
The Merger Agreement provides that the Merger will occur no later than five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions to closing set forth in the Merger Agreement unless otherwise agreed to in writing by LIEN and REFI.
If the adoption of the Merger Proposal and BDC Election Matters are approved at the REFI Special Meeting and the Merger Agreement and Merger Stock Issuance Proposal are approved at the LIEN Special Meeting, and if the other conditions to closing the Merger are satisfied or appropriately waived, LIEN and REFI expect that the Merger will be completed in the fourth quarter of 2026 promptly following receipt of such approvals and satisfaction of such other closing conditions.
Merger Consideration
If the Merger is consummated, each share of REFI Common Stock (other than Cancelled Shares) will be converted into the right to receive a number of shares of LIEN Common Stock equal to the Exchange Ratio. The Exchange Ratio is equal to the Closing REFI NAV divided by the Closing LIEN NAV (each of which is determined on a per-share basis), rounded to the nearest four decimal places.
The Exchange Ratio will be appropriately adjusted if between the Determination Date and the Merger Effective Time, the respective outstanding shares of LIEN Common Stock or REFI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, in each case, to provide the shareholders of REFI and LIEN the same economic effect as contemplated by the Merger Agreement prior to such event. No fractional shares of LIEN Common Stock will be issued, and holders of REFI Common Stock will receive cash in lieu of fractional shares.
As of the Determination Date, LIEN will deliver to REFI the Closing LIEN NAV and REFI will deliver to LIEN the Closing REFI NAV, in each case based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to NAV, as set forth in Exhibit A of the Merger Agreement. The Closing LIEN NAV and Closing REFI NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
Dividends and Distributions
Following the Merger Effective Time, the record holders of shares of REFI Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Merger Effective Time theretofore payable with respect to the whole shares of LIEN Common Stock represented by such shares of REFI Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of LIEN Common Stock represented by such shares of REFI Common Stock with a record date after the Merger Effective Time (but before the issuance of LIEN Common Stock issuable with respect to such shares of REFI Common Stock) and with a payment date subsequent to the issuance of the LIEN Common Stock issuable with respect to such shares of REFI Common Stock.
Conversion of Shares; Exchange of Shares
At the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time, except for the Cancelled Shares, but including the REFI Restricted Stock (the restrictions on which will vest immediately prior to Merger Effective Time), will be converted into the right to receive the Merger Consideration. Each such share of REFI Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any REFI Common Stock other than the right to the Merger Consideration, cash in lieu of fractional shares upon the surrender of such shares of REFI Common Stock in accordance with the terms of the Merger Agreement and certain dividends or other distributions (as described above and as set forth in the Merger Agreement).
From and after the Merger Effective Time, the stock transfer books of REFI shall be closed, and there shall be no further transfers on the stock transfer books of REFI of the shares of REFI Common Stock that were issued and outstanding immediately prior to the Merger Effective Time.
Withholding
LIEN or the paying and exchange agent, as applicable, will be entitled to deduct and withhold from amounts payable pursuant to the Merger Agreement to any holder of REFI Common Stock such amounts as are required to be deducted and withheld under the Code, or under any provision of state, local or foreign tax law; provided, the entity deducting or withholding such amount shall use reasonable best efforts to (i) provide advance written notice at least ten (10) Business Days prior in writing to such deduction or withholding and (ii) cooperate with such Person to reduce or eliminate any such deduction or withholding (including by providing such Person with an opportunity to provide any forms, certificates, or other documentation that would reduce or eliminate such deduction or withholding). If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the relevant person of which such deduction and withholding was made.
Representations and Warranties
The Merger Agreement contains representations and warranties of LIEN, REFI, LIEN Adviser and REFI Manager relating to their respective organizations, businesses and authority to enter into the transactions. The representations and warranties in the Merger Agreement will not survive after the Merger Effective Time.
The Merger Agreement contains representations and warranties by each of LIEN and REFI, subject to specified exceptions and qualifications, relating to, among other things:
•	corporate organization, including incorporation, qualification and subsidiaries;
•	capitalization;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement;
•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;
•	required government filings and consents;
•	SEC reports and financial statements;
•	internal controls and disclosure controls and procedures;
•	broker’s fees;
•	absence of certain changes and actions since December 31, 2025;
•	compliance with applicable laws and permits;
•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and other governmental filings in connection with the Merger;
•	tax matters;
•	absence of certain litigation, orders or investigations;
•	employment and labor matters, including with respect to any employee benefit plans;
•	material contracts and certain other types of contracts;
•	insurance coverage;
•	intellectual property matters;

•	environmental matters;
•	no real property ownership or leases;
•	investment assets;
•	state takeover laws;
•	absence of appraisal rights;
•	the value of certain investment assets; and
•
receipt of the opinion of the financial advisor to the LIEN Special Committee (in the case of LIEN) and receipt of the opinion of the financial advisor to the REFI Special Committee (in the case of REFI).

The Merger Agreement contains representations and warranties by each of LIEN Adviser and REFI Manager, subject to specified exceptions and qualifications, relating to:
•	organization, formation and qualification;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement;
•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;
•	compliance with applicable laws and permits;
•	absence of certain litigation, orders or investigations;
•	the value of investment assets owned by REFI and LIEN;
•	the accuracy of information supplied or to be supplied by each of the LIEN Adviser and REFI Manager for inclusion in this joint proxy statement/prospectus;
•	the financial resources of each of the LIEN Adviser and REFI Manager; and
•	the representations and warranties made by REFI and LIEN in the Merger Agreement.
These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.
The accuracy of the various parties’ representations and warranties are conditions to Closing of the Merger. However, with the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a Material Adverse Effect, which is defined with respect to LIEN or REFI, as the case may be, as any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Merger and the transactions contemplated thereby; provided, however, that none of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur with respect to clause (1):
(i)	changes in general economic, social or political conditions or financial markets in general;
(ii)	general changes or developments in the industries in which such party and its subsidiaries operate, including general changes in law across such industries;

(iii)	changes in general regulatory, legislative or political conditions in the United States or any other country or region in the world;
(iv)
any general geopolitical conditions, outbreak of hostilities, acts of war, cyberattack, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, cyberattack, sabotage, terrorism or military actions) in the United States or any other country or region in the world;

(v)
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events in the United States or any other country or region in the world;

(vi)	changes after the date of the Merger Agreement in GAAP or other applicable accounting standards or in any applicable laws or regulations (or the binding interpretation of any of the foregoing);
(vii)
any failure, in and of itself, by such party to meet (i) any public analyst estimates or expectations of such party’s revenue, earnings or other financial performance or results of operations for any period or (ii) any internal projections or forecasts of its revenues, earnings or other financial performance, including any decline in the price of shares of the REFI Common Stock or LIEN Common Stock on the NASDAQ (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Material Adverse Effect and may be taken into consideration when determining whether a Material Adverse Effect has occurred);

(viii)
any action or claim made or brought by any actual or purported current or former shareholder of REFI (or on their behalf or on behalf of REFI) or LIEN (or on their behalf or on behalf of LIEN) arising out of or relating to the Merger Agreement or the Merger or any other transactions; and

(ix)	any effect resulting from the announcement of the Merger Agreement or the transactions or the identities of the parties to the Merger Agreement, except, in the case of the foregoing clauses (i) thru (vi), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
Conduct of Business Pending Completion of the Merger
Each of LIEN and REFI has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Merger. In general, each of LIEN and REFI has agreed that before the completion of the Merger, except as may be required by law, as expressly contemplated by the Merger Agreement, or with the prior written consent of the other parties to the Merger Agreement, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of LIEN and REFI will and will cause each of its subsidiaries, if any, to, conduct its business in the ordinary course of business, consistent with past practice and consistent with each of LIEN’s and REFI’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
In addition, before the completion of the Merger, each of LIEN and REFI has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules it will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of LIEN or REFI, as applicable (which prior written consent shall not be unreasonably delayed, conditioned or withheld):
•
other than pursuant to its dividend reinvestment plan, as of the date of the Merger Agreement, or pursuant to capital calls with respect to any REFI subscription agreements, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•
(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or a REIT or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (C) dividends payable by any direct or indirect wholly owned subsidiary of such party to such party or another direct or indirect wholly owned subsidiary of such party or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;
•
sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice or in an aggregate amount not in excess of $1,000,000, or (ii) encumbrances required to secure permitted indebtedness of such party or any of its subsidiaries;

•
acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives;

•	amend the REFI Charter, REFI Bylaws, the LIEN Charter, the LIEN Bylaws or other governing documents or similar governing documents of any of its subsidiaries;
•
implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•	hire any employees; establish, become a party to or commit to adopt any employee benefit plan other than the REFI Incentive Plan; or amend, modify or waive any provision of the REFI Incentive Plan;
•
take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions or (ii) prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude REFI from declaring or paying any Tax Dividend on or before the Closing Date;

•
incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, except for (i) draw-downs with respect to any previously disclosed financing arrangements existing as of the date of the Merger Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business; (ii) permitted indebtedness or (iii) in an aggregate amount not in excess of $250,000;

•
make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business or in an aggregate amount not in excess of $500,000;

•
file or amend any material tax return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify as a RIC or a REIT, as applicable;
•
enter into any new line of business other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed (it being understood that this prohibition does not apply to any portfolio companies in which such party or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in such party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	other than in the ordinary course of business consistent with past practice and such party’s investment objectives, enter into any material contract;
•
other than in the ordinary course of business consistent with past practice and such party’s investment objectives, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

•
settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and such party’s investment objectives, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Merger Effective Time, LIEN, REFI, the surviving company or any of their subsidiaries and (iii) would not admit liability, guilt or fault;
•
other than in the ordinary course of business and consistent with such party’s investment objectives, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of LIEN or REFI or their respective subsidiaries as in effect as of the date of the Merger Agreement or other permitted indebtedness or (ii) cancel any material indebtedness;

•
except as otherwise expressly contemplated by the Merger Agreement, merge or consolidate LIEN or REFI, as applicable, or any of its subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such party or any of its subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.
Additional Agreements
Further Assurances; Regulatory Matters
The Merger Agreement contains covenants relating to the preparation of this joint proxy statement/prospectus, the holding of the LIEN Special Meeting and the REFI Special Meeting, access to information of the other party, obtaining certain regulatory and third-party consents, public announcements, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions (including the BDC Election and the Merger) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.
In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received by such party from, or given by such party to, any governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger), and each party must keep the other reasonably apprised of the status of matters relating to completion of the Merger. The parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary for LIEN to assume and/or repay, as applicable, REFI’s indebtedness and each of REFI and LIEN shall execute such documentation, and shall cooperate and take such other actions as may be reasonably necessary to accomplish the foregoing.
Shareholder Approval
REFI has agreed to hold the REFI Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of REFI Shareholders of the REFI Proposals. REFI will be required to use its reasonable best efforts to obtain from REFI Shareholders the vote required to approve the REFI Proposals, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by REFI or if, following the BDC Election Time, the Post-BDC Election Approvals have not been obtained.
Similarly, LIEN has agreed to hold the LIEN Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of LIEN Shareholders of the LIEN Proposals. LIEN will be required to use its reasonable best efforts to obtain from LIEN Shareholders the vote required to approve the LIEN Proposals, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by LIEN.

NASDAQ Listing
LIEN is required to use reasonable best efforts to cause the shares of LIEN Common Stock to be issued as Merger Consideration to be approved for listing on the NASDAQ, subject to official notice of issuance, at or prior to the Merger Effective Time.
Indemnification; Directors’ and Officers’ Insurance
Following the Merger Effective Time, LIEN shall, to the fullest extent permitted under applicable law, defend and hold harmless, and advance expenses, to the present and former directors and officers of REFI or any of its subsidiaries (each, a “D&O Indemnified Party” and collectively, the “D&O Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the Merger Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby). If an indemnified liability arises, (i) LIEN has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) LIEN and the applicable D&O Indemnified Party will cooperate in the defense of such matter.
Unless REFI and LIEN shall otherwise agree, prior to the Merger Effective Time, REFI shall, and, if REFI is unable to, LIEN shall, cause the surviving company or its successor, effective as of the Merger Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of REFI’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of seven years from and after the Merger Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, REFI’s existing policies with respect to matters existing or occurring at or prior to the Merger Effective Time (the “Current D&O Insurance”). If REFI and the surviving company or its successor for any reason fail to obtain such “tail” insurance policy as of the Merger Effective Time, the surviving company or its successor shall, and LIEN shall cause the surviving company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of the Merger Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the surviving company or its successor shall, and LIEN shall cause the surviving company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by REFI for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the surviving company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
No Solicitation
Each of REFI and LIEN has agreed to, and to cause its Affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, (a) immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party, (b) demand the immediate return or destruction (which destruction shall be certified in writing to LIEN or REFI, as applicable) of all confidential information previously furnished to any Person (other than LIEN, REFI or their respective Affiliates or representatives) with respect to any Takeover Proposal, and (c) not directly or indirectly: (i) solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its shareholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party (other than LIEN, REFI or their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any Person (other than LIEN, REFI or their respective affiliates) or with respect to any transaction (other than the transactions) or (y) unless required by applicable fiduciary duties, waiver or release under any standstill or any similar agreement with respect to equity securities of REFI or LIEN. Notwithstanding the foregoing, each party (A) may inform third parties of the relevant provisions contained in the Merger Agreement, and (B) may grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of LIEN or REFI in order to allow such third party to confidentially submit a Takeover Proposal.
Each of REFI and LIEN shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by REFI or LIEN or their respective representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of REFI and LIEN agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by REFI or LIEN and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
Takeover Proposals
REFI Recommendation
If, on or after the date of the Merger Agreement and at any time prior to the REFI Special Meeting: (i) REFI receives a bona fide unsolicited Takeover Proposal; (ii) the REFI Special Committee shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of REFI under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “REFI Superior Proposal”; and (iii) REFI gives LIEN at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and REFI’s intention to furnish information to, or participate in discussions and negotiations with, the Person making such Takeover Proposal, then REFI may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to LIEN within twenty-four (24) hours after determining that a Takeover Proposal constitutes a REFI Superior Proposal.
In addition, if the REFI Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the REFI Proposals to REFI Shareholders would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of REFI under applicable law as a result of a REFI Superior Proposal, REFI may (A) withdraw or qualify (or modify or amend in a manner adverse to LIEN), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to LIEN), the REFI Board Recommendation, and/or (B) take any action or make any statement, filing or release, in connection with the REFI Special Meeting or otherwise, inconsistent with the REFI Board Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as a “REFI Adverse Recommendation Change”). REFI may terminate the Merger Agreement and enter into an agreement with a third party who makes a REFI Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the REFI Superior Proposal is no longer deemed a REFI Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the REFI Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the REFI Proposals in response to an Intervening Event (as defined below), subject to the procedures set forth in the Merger Agreement.
Other than as described herein, neither REFI nor the REFI Board may make any REFI Adverse Recommendation Change, and no REFI Adverse Recommendation Change will change the approval of the REFI Proposals, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

LIEN Recommendation
If on or after the date of the Merger Agreement and at any time prior to the LIEN Special Meeting, (i) LIEN receives a bona fide unsolicited Takeover Proposal; (ii) the LIEN Special Committee shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of LIEN under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “LIEN Superior Proposal”; and (iii) LIEN gives REFI at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and LIEN’s intention to furnish information to, or participate in discussions and negotiations with, the Person making such Takeover Proposal, then LIEN may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to REFI within twenty-four (24) hours after determining that a Takeover Proposal constitutes a LIEN Superior Proposal.
In addition, if the LIEN Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the LIEN Proposals to LIEN Shareholders would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of LIEN under applicable law as a result of a LIEN Superior Proposal, LIEN may (A) withdraw or qualify (or modify or amend in a manner adverse to REFI), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to REFI), the LIEN Board Recommendation, and/or (B) take any action or make any statement, filing or release, in connection with the LIEN Special Meeting or otherwise, inconsistent with the LIEN Board Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as a “LIEN Adverse Recommendation Change”). LIEN may terminate the Merger Agreement and enter into an agreement with a third party who makes a LIEN Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the LIEN Superior Proposal is no longer deemed a LIEN Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the LIEN Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the LIEN Proposals in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.
Other than as described above, neither LIEN nor the LIEN Board may make any LIEN Adverse Recommendation Change, and no LIEN Adverse Recommendation Change will change the approval of the LIEN Proposals, including in any respect that would have the effect of causing any takeover statute or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Related Definitions
For purposes of the Merger Agreement:
•
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than LIEN or REFI or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving REFI or LIEN, as applicable, or any of such party’s respective subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of REFI or LIEN, as applicable, and such party’s respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, REFI or in any of REFI’s subsidiaries or, LIEN or in any of LIEN’s subsidiaries, as applicable, in each case other than the Merger and the other transactions.

•
“REFI Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, REFI or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of REFI or more than 75% of the assets of REFI on a consolidated basis (a) on terms which the REFI Board (upon the recommendation of the REFI Special Committee) determines in good faith to be reasonably likely to be superior for REFI Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by

LIEN), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the REFI Board (upon the recommendation of the REFI Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•
“LIEN Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, LIEN or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of LIEN or more than 75% of the assets of LIEN on a consolidated basis (a) on terms which the LIEN Board determines in good faith to be reasonably likely to be superior for LIEN Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by REFI), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the LIEN Board (including a majority of the Independent Directors of LIEN) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, LIEN and its subsidiaries, taken as a whole, or REFI and its subsidiaries, taken as a whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the LIEN Common Stock; (c) changes in general economic, social or political conditions or the financial markets in general, or (d) general changes or developments in the industries in which the applicable party and its subsidiaries operate, including general changes in law after the date of the Merger Agreement across such industries; provided, however, that the exceptions in clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event.

Access to Information
Upon reasonable notice, except as may otherwise be restricted by applicable law, each of REFI and LIEN will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Merger Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system) all other information concerning its business and properties as the other party may reasonably request.
Publicity
REFI and LIEN each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, the Merger or the related transactions except as may be required by applicable law, the rules and regulations of the NASDAQ or Nasdaq Stock Market LLC and, to the extent practicable, before such press release or disclosure is issued or made, REFI, LIEN, LIEN Adviser or REFI Manager, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure; provided, that each of REFI, LIEN, LIEN Adviser or REFI Manager may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements.
Takeover Statutes and Provisions
Neither LIEN nor REFI will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of LIEN and REFI shall take all necessary steps within its control to exempt (or to ensure the continued exemption of) such transactions from, or if necessary, challenge the validity or applicability of any applicable takeover statute, as now or hereafter in effect.
Tax Matters
LIEN and REFI shall obtain an opinion from Eversheds Sutherland and Nixon Peabody, as counsel to LIEN and to REFI, respectively, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.
Shareholder Litigation
The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by REFI Shareholders or LIEN Shareholders against any of them or any of their respective directors, officers or Affiliates with respect to the Merger Agreement or the transactions contemplated thereby (subject to certain rights and procedures as it relates to information that may be subject to attorney-client privilege), and each of REFI and LIEN shall keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its shareholders and shall not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 16 Matters
Prior to the Merger Effective Time, the LIEN Board and the REFI Board shall take all such steps as may be required to cause any dispositions of REFI Common Stock (including derivative securities with respect to REFI Common Stock) or acquisitions of LIEN Common Stock (including derivative securities with respect to LIEN Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to LIEN or will become subject to such reporting requirements with respect to REFI, in each case, to be exempt pursuant to Rule 16b-3.
No Other Representations or Warranties
The parties acknowledge and agree that except for the representations and warranties contained in the Merger Agreement, none of REFI, LIEN, any of REFI’s or LIEN’s subsidiaries, REFI Manager or LIEN Adviser or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.
Termination of REFI Agreements
Immediately after the occurrence of the BDC Election Time, the REFI Management Agreement shall be automatically terminated and of no further force and effect. Immediately after the occurrence of the Merger Effective Time, the New BDC Advisory Agreement shall be automatically terminated and of no further force and effect.
Coordination of Dividends
Each of LIEN and REFI shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its shareholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur.
Share Repurchase Program
The LIEN Board has agreed, from and after the date of the Merger Agreement until the Merger Effective Time, to consider in good faith the adoption of a share repurchase program of up to twenty-five million dollars ($25,000,000) to be implemented following Closing, which share repurchase program, if adopted, would be on such terms, and subject to such conditions, as the LIEN Board may reasonably determine to be advisable in the circumstances, taking into account then-current market conditions and such other matters as the LIEN Board determine to be relevant.

Conditions to Closing the Merger
Conditions to Each Party’s Obligations to Effect the Merger
The obligations of LIEN and REFI to complete the Merger are subject to the satisfaction or waiver at or prior to the Merger Effective Time of the following conditions:
•
the required approvals of LIEN and REFI Shareholders, including, with respect to LIEN, the Merger Agreement and Merger Stock Issuance Proposal, and, with respect to REFI, the Merger Proposal and BDC Election Matters, are obtained at their respective shareholder meetings;

•	the shares of LIEN Common Stock to be issued in the Merger have been authorized for listing on the NASDAQ, subject to official notice of issuance;
•
the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•
no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger or any of the other transactions contemplated thereby is in effect;

•
all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Merger, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired;

•
no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Merger or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement;

•	the determination of the Closing REFI NAV and the Closing LIEN NAV, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement;
•
the creditors under the REFI Revolving Credit Facility and the REFI Unsecured Notes shall have either agreed to the assumption by LIEN of the indebtedness evidenced thereby or such indebtedness shall have been repaid prior to Closing;

•	following receipt of approval of the BDC Election Matters, REFI shall have made the BDC Election in accordance with applicable law; and
•	each of the Support Agreements shall have remained in full force and effect.
Conditions to Obligations of LIEN to Effect the Merger
The obligations of LIEN to effect the Merger are also subject to the satisfaction, or waiver by LIEN, at or prior to the Merger Effective Time, of the following conditions:
•	the representations and warranties of REFI, pertaining to
○
the authorized and outstanding capital stock of REFI are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

○
absence of events reasonably expected to have a material adverse effect with respect to REFI is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

○
authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

○
all other matters are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of REFI are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to REFI;

•
REFI has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Merger Effective Time, and LIEN has received a certificate signed on behalf of REFI by the Chief Executive Officer or the Chief Financial Officer of REFI to such effect;

•
the representations and warranties of REFI Manager contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of REFI Manager are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to REFI;

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of REFI;

•
REFI has delivered within 30 days prior to the Closing Date a duly executed certificate stating that REFI is not and has not been within five years of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code; and

•
LIEN has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, as set forth in the Merger Agreement, counsel may require and rely upon customary representations contained in tax representation letters and certificates of officers of REFI and LIEN. If counsel for LIEN will not render such an opinion, another counsel reasonably acceptable to LIEN may render such opinion to LIEN in form and substance reasonably satisfactory to LIEN.

Conditions to Obligations of REFI to Effect the Merger
The obligation of REFI to effect the Merger is also subject to the satisfaction or waiver by LIEN, at or prior to the Merger Effective Time, of the following conditions:
•	the representations and warranties of LIEN, pertaining to:
○
the authorized and outstanding capital stock of LIEN are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

○
absence of events reasonably expected to have a material adverse effect with respect to LIEN is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

○
authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

○
all other matters are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition shall be deemed satisfied even if any such representations and warranties of LIEN are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to LIEN;

•
LIEN has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Merger Effective Time, and REFI has received a certificate signed on behalf of LIEN by the Chief Executive Officer or the Chief Financial Officer of LIEN to such effect;

•
the representations and warranties of LIEN Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of LIEN are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to LIEN;

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of LIEN; and

•
REFI has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, as set forth in the Merger Agreement, counsel may require and rely upon customary representations contained in tax representation letters and certificates of officers of REFI and LIEN. If counsel for REFI will not render such an opinion, another counsel reasonably acceptable to REFI may render such opinion in form and substance reasonably satisfactory to REFI.

Frustration of Closing Conditions
No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Merger and the transactions contemplated thereby.
Termination of the Merger Agreement
Right to Terminate
The Merger Agreement may be terminated at any time prior to the Merger Effective Time, whether before or after approval of the REFI Proposals by REFI Shareholders or the LIEN Proposals by LIEN Shareholders:
•
by mutual consent of REFI and LIEN, in a written instrument authorized by each of the REFI Board (upon the recommendation of the REFI Special Committee), and the LIEN Board (upon the recommendation of the LIEN Special Committee);

•	by either REFI or LIEN, if:
○	any governmental entity takes any final and non-appealable action that permanently enjoins or prohibits or otherwise makes illegal the transactions contemplated by the Merger Agreement;
○
the Merger has not been consummated on or before June 30, 2027 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

○
the REFI Board shall have failed to approve the Post-BDC Election Approvals or the REFI Shareholders shall have failed to approve any of the BDC Election Matters or the Merger Proposal by the required vote as presented at the REFI Special Meeting or at any adjournment or postponement thereof at which the BDC Election Matters or Merger Proposal have been voted upon; or

○	the requisite LIEN Shareholder approval of the LIEN Proposals is not obtained;
provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement:
•	by REFI, if:
○
LIEN breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in the failure of certain REFI closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by REFI to LIEN (provided that REFI is not then in material breach so as to result in the failure of a LIEN closing condition);

○
prior to obtaining approval of the LIEN Proposals by LIEN Shareholders (A) a LIEN Adverse Recommendation Change occurs and/or LIEN adopts, approves or recommends a LIEN Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the LIEN Board fails to recommend that LIEN Shareholders vote in favor of the LIEN Proposals, (C) a Takeover Proposal is publicly announced and LIEN fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the LIEN Board that LIEN Shareholders vote in favor of the LIEN Proposals or (D) a tender or exchange offer relating to any shares of LIEN Common Stock has been commenced by a third party and LIEN did not send to its shareholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the LIEN Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse LIEN Termination Event”);

○	LIEN breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or
○
prior to obtaining approval of the REFI Proposals by REFI Shareholders, (A) REFI is not in material breach of any of the terms of the Merger Agreement and (B) the REFI Board, upon the recommendation of the REFI Special Committee, properly authorizes REFI to enter into, and REFI enters into, a definitive contract with respect to an REFI Superior Proposal;

•	by LIEN, if:
○
REFI breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in the failure of LIEN closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by LIEN to REFI (provided that LIEN is not then in material breach so as to result in the failure of an REFI closing condition);

○
prior to obtaining approval of the REFI Proposals by REFI Shareholders (A) a REFI Adverse Recommendation Change occurs and/or REFI adopts, approves or recommends a REFI Takeover Proposal, (B) REFI fails to recommend that REFI Shareholders vote in favor of the REFI Proposals, (C) a Takeover Proposal is publicly announced and REFI fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the REFI Board that REFI Shareholders vote in favor of the REFI Proposals or (D) a tender or exchange offer relating to any shares of REFI Common Stock has been commenced by a third party and REFI did not send to REFI Shareholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the REFI Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse REFI Termination Event”);

○	REFI breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or
○
prior to obtaining approval of the LIEN Proposals by LIEN Shareholders, (A) LIEN is not in material breach of any of the terms of the Merger Agreement and (B) the LIEN Board properly authorizes LIEN to enter into, and LIEN enters into, a definitive contract with respect to a LIEN Superior Proposal.

Effect of Termination
If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of LIEN, REFI, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) LIEN and REFI will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination.
Amendment of the Merger Agreement
The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the LIEN Proposals by LIEN Shareholders or the REFI Proposals by REFI Shareholders; provided, however, that after any approval of the LIEN Proposals by LIEN Shareholders or the REFI Proposals by REFI Shareholders, there may not be, without further approval of such shareholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the REFI Special Committee, in the case of REFI, or the LIEN Special Committee, in the case of LIEN).
Expenses and Fees
Except with respect to costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger, all fees and expenses incurred in connection with the BDC Election Matters, the Merger, the Merger Agreement and the related transactions shall be borne as follows: (i) one-half (1/2) of such fees shall be borne by LIEN and (ii) the remaining one-half (1/2) of such fees shall be borne by REFI; provided, however, that REFI Manager shall pay $2,000,000 of such fees and expenses for which REFI is responsible on behalf of REFI.
With respect to the payment of the costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees payable to the SEC in connection with the Merger: (i) LIEN shall be responsible to pay for the first $200,000 of such fees and expenses; (ii) to the extent such fees and expenses exceed $200,000, REFI shall be responsible for the next $150,000; and (iii) to the extent that such fees and expenses exceed $350,000, both LIEN and REFI shall evenly split the payment of any and all remaining fees and expenses.
Other Considerations Related to the Merger Agreement
REFI Restricted Stock
Immediately prior to the BDC Election Time, any vesting conditions applicable to each outstanding share of REFI Restricted Stock shall automatically and without any required action on the part of the holder thereof, accelerate in full and thereafter participate in the Merger along with the other shares of REFI Common Stock; provided, however, that a number of shares of REFI Common Stock having a value equal to the taxes required to be withheld with respect to such vesting may be forfeited in respect of applicable tax withholding obligations, and REFI or LIEN, as the surviving entity in the Merger, will cause the corresponding payment to be remitted on behalf of the holder.
Dividends
Prior to the Merger Effective Time, REFI may (i) declare and pay regular quarterly cash dividends of $0.47 per share of REFI Common Stock (or such other amount consistent with past practice and REFI’s publicly disclosed investment objectives).

Prior to the BDC Election Time, REFI shall declare and pay one or more Tax Dividends in an aggregate amount sufficient to (i) eliminate all of REFI’s accumulated earnings and profits for U.S. federal income tax purposes, including any earnings and profits (A) attributable to any taxable year in which REFI was treated as a C corporation (and not as a REIT) for U.S. federal income tax purposes, (B) accumulated during any taxable year in which REFI qualified as a REIT to the extent not previously distributed, and (C) attributable to REFI’s taxable year ending as a result of the Merger (including any income recognized through the Merger Effective Time), and (ii) reduce REFI’s real estate investment trust taxable income and net capital gain (if any) to zero for REFI’s taxable year ending as a result of the Merger (taking into account the dividends paid deduction as defined in Section 561 of the Code arising from such Tax Dividends).

ACCOUNTING TREATMENT OF THE MERGER
Management of each of LIEN and REFI anticipates that the Merger will be accounted for as an asset acquisition in accordance with ASC 805-50, Business Combinations—Related Issues with LIEN as the accounting acquirer. We refer to the method of accounting required under ASC 805-50 as “purchase accounting” or “asset acquisition accounting.” Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group on a relative fair value basis. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s books. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. In accordance with ASC 805, direct transaction costs of LIEN will be capitalized into the cost basis of the assets acquired while transaction expenses of REFI will be expensed as incurred.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash or financial assets) and does not give rise to goodwill. To the extent that the consideration paid to REFI Shareholders does not approximate the relative fair values of the net identifiable assets of REFI acquired other than “non-qualifying” assets, any such premium (or discount) paid by LIEN will be further allocated to the cost of the REFI assets and liabilities acquired by LIEN pro-rata to their relative fair value, other than “non-qualifying” assets. As REFI does not have any “qualifying” assets, the premium (or discount) must be allocated to “non-qualifying” assets, which are REFI’s investments in loans. Immediately following the closing of the Merger, LIEN, as the surviving company, is required to record its assets at their respective fair values and, as a result, the purchase premium (or discount) allocated to the cost basis of the REFI assets acquired would immediately be recognized as unrealized loss (or gain) on the financial statements of LIEN.
The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of REFI’s assets and liabilities and the fair value of the total consideration to be paid in conjunction with the Merger. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of REFI as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.
LIEN Adviser and REFI Manager do not anticipate any significant repositioning of REFI’s investment portfolio outside of the normal course of investment operations. Additionally, the Merger will not result in a material change to REFI’s investment portfolio due to investment restrictions or a change in accounting policies.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is (i) a general summary of certain material U.S. federal income tax consequences of the Merger, and (ii) a general summary of certain material U.S. federal income tax consequences of an investment in shares of LIEN Common Stock. This summary does not purport to be a complete description of the income tax consequences of the Merger or applicable to an investment in shares of LIEN Common Stock. For example, the following discussion does not include a description of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold shares of LIEN Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this joint proxy statement/prospectus and all of which are subject to differing interpretations or to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under Section 19(a) of the 1940 Act.
Neither LIEN nor REFI has sought nor will they seek any ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax consequences of the Merger or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if LIEN invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, as applicable, including the applicability and effect of any state, local or non-U.S. laws and the effect of possible changes in applicable tax laws.
For purposes of the discussion herein, a “U.S. shareholder” is a beneficial owner of shares of LIEN Common Stock who is for U.S. federal income tax purposes:
•	a citizen or individual resident of the United States;
•	a corporation or other entity treated as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election to be treated as a domestic trust for U.S. federal income tax purposes.

A “Non-U.S. shareholder” is a beneficial owner of shares of LIEN Common Stock that is neither a U.S. shareholder, nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of LIEN Common Stock, the U.S. federal income tax treatment of the partnership and each of the partners in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A prospective shareholder that is a partnership, and each partner in such partnership, holding shares of LIEN Common Stock should consult his, her or its own tax advisers with respect to the purchase, ownership and disposition of shares of LIEN Common Stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of LIEN Common Stock will depend on the facts of his, her or its particular situation. REFI Shareholders should consult their own tax advisers regarding the specific consequences of the Merger, including tax reporting requirements, the applicability of federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Material U.S. Federal Income Tax Consequences of the Merger
Tax Consequences if the Merger Qualifies as a Reorganization
The obligation of each of LIEN and REFI to consummate the Merger is contingent upon LIEN’s receipt of an opinion from Eversheds Sutherland, counsel to LIEN, and REFI’s receipt of an opinion from Nixon Peabody, counsel to REFI, each opinion substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, with respect to LIEN and REFI, respectively.
If the Merger qualifies as a reorganization, then generally for U.S. federal income tax purposes:
•	no gain or loss will be recognized by LIEN upon receipt of REFI’s assets in exchange for LIEN Common Stock and the assumption by LIEN of the liabilities of REFI;
•	LIEN’s tax basis in the assets of REFI transferred to LIEN in the Merger will be the same as REFI’s tax basis in the assets immediately prior to the transfer;
•	LIEN’s holding periods for the assets of REFI will include the periods during which such assets were held by REFI;
•
no gain or loss will be recognized by REFI upon the transfer of REFI’s assets to LIEN in exchange for LIEN Common Stock and the assumption by LIEN of the liabilities of REFI or upon the deemed distribution of LIEN Common Stock by REFI to REFI Shareholders;

•
no gain or loss will be recognized by REFI Shareholders upon the exchange of their REFI Common Stock for LIEN Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;

•
the tax basis of LIEN Common Stock that a REFI Shareholder receives in connection with the Merger will be the same as the tax basis of the REFI Shareholder’s REFI Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of LIEN Common Stock that is redeemed for cash, as discussed below;

•	a REFI Shareholder’s holding period for its LIEN Common Stock received in the Merger will include the period for which the REFI Shareholder held the REFI Common Stock exchanged therefor; and
•
LIEN will succeed to and take into account the items of REFI described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by LIEN and REFI.
Cash in lieu of a Fractional Share
If a REFI Shareholder receives cash instead of a fractional share of LIEN Common Stock, the REFI Shareholder will be treated as having received the fractional share of LIEN Common Stock pursuant to the Merger and then as having sold that fractional share of LIEN Common Stock for cash. As a result, each such REFI Shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in his, her or its fractional share of LIEN Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Merger Effective Time, the holding period for the shares (including the holding period of REFI Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.
Utilization of Loss Carryforwards and Unrealized Losses
A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, LIEN cannot use any net operating losses inherited from REFI in the Merger, if any.
As a result of the Merger, LIEN may be limited in its ability to use REFI’s other loss carryforwards (if any), including capital loss carryforwards, and potentially the use of unrealized capital losses inherent in the tax basis of the assets acquired, once realized. In addition, similar limitations might apply to LIEN’s own losses and loss carryforwards following the Merger. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and net operating loss carryforwards.

Distribution of Income and Gains
REFI’s tax year is expected to end as a result of the Merger. REFI generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed “earnings and profits” for U.S. federal income tax purposes described in Section 852(a)(2)(B) of the Code, which would provide REFI a deduction for dividends paid under Section 561 of the Code sufficient to reduce both its REIT taxable income and its net capital gain (if any) to zero for its taxable year ending with the Merger and enable REFI to maintain its qualification as a REIT through its tax year ending with the date of the Merger.
Moreover, if LIEN has net investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Merger and you acquire shares of LIEN Common Stock in the Merger, a portion of your subsequent distributions from LIEN may, in effect, be a taxable return of part of your investment.
U.S. Federal Income Taxation of an Investment in LIEN Common Stock
The following discussion summarizes the U.S. federal income taxation of an investment in LIEN Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.
Taxation as a RIC
LIEN has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under subchapter M of the Code. However, no assurance can be given that LIEN will be able to maintain its RIC tax treatment. As a RIC, LIEN generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that it timely distributes (or is deemed to distribute) each tax year to its shareholders as dividends for U.S. federal income tax purposes. LIEN will be subject to U.S. federal income tax imposed at corporate rates on any income or gains that it does not timely distribute (or is deemed to timely distribute) to its shareholders. To qualify as a RIC, LIEN must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, LIEN generally must distribute to its shareholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its investment company taxable income, which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).
In addition, LIEN will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its shareholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains over capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax (the “Excise Tax Distribution Requirement”).
LIEN has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While LIEN intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. No assurance can be given that this will always be accomplished. In the event LIEN does not meet the Excise Tax Distribution Requirement, LIEN generally will be liable for the excise tax only on the amount by which it does not meet such requirement. Under certain circumstances, however, LIEN may, in its sole discretion, determine that it is in LIEN’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause LIEN to bear the excise tax burden associated therewith.
In order to qualify as a RIC for U.S. federal income tax purposes, LIEN must, in addition to satisfying the Annual Distribution Requirement among other things:
•	continue to qualify to be treated as a BDC under the 1940 Act at all times during each tax year;
•
derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships” (as defined in the Code) or other income derived with respect to its business of investing in such stock or other securities (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the tax year:
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at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of LIEN’s assets or more than 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of its assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or (iii) the securities of certain “qualified publicly traded partnerships” (the requirements of this bullet and the bullet immediately above it are referred to herein as the “Diversification Tests”).

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If its expenses in a given year exceed its investment company taxable income, LIEN would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its shareholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, LIEN may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its shareholders even if such income is greater than the aggregate net income it actually earned during those years. Such required distributions may be made from its cash assets or by liquidation of investments, if necessary. LIEN may realize gains or losses from such liquidations. In the event LIEN realizes net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.
For U.S. federal income tax purposes, LIEN may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if LIEN holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), LIEN must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. LIEN may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan.
To the extent any original issue discount or other amounts accrued are included in its investment company taxable income for the year of accrual, LIEN may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount. Accordingly, to enable LIEN to satisfy the Annual Distribution Requirement, it may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to raise additional equity or debt capital or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If LIEN is unable to obtain cash from other sources to enable it to satisfy the Annual Distribution Requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to U.S. federal income tax imposed at corporate rates.
Although LIEN does not presently expect to do so, LIEN is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy the Annual Distribution Requirement. LIEN’s ability to dispose of assets may be limited by (i) the illiquid nature of its portfolio and/or (ii) other requirements relating to its status as a RIC, including the Diversification Tests. If LIEN disposes of assets in order to meet the Annual Distribution Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous. If LIEN is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Under the 1940 Act, LIEN is generally not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on distributions to LIEN’s shareholders may prevent it from satisfying the Annual Distribution Requirement and, therefore, may jeopardize its qualification for taxation as a RIC, or prevent it from satisfying the Excise Tax Distribution Requirement. If LIEN is prohibited from making distributions, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Investments — General
Certain of LIEN’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause LIEN to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) generate income that will not be qualifying income for purposes of the 90% Income Test. LIEN intends to monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
Investment income received from non-U.S. sources, or capital gains earned by investing in non-U.S. securities, may be subject to non-U.S. income, withholding and other taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle LIEN to a reduced rate of or exemption from withholding tax on investment income and gains. The effective rate of non-U.S. tax cannot be determined at this time since the amount of LIEN’s assets to be invested within various countries is not now known. LIEN does not anticipate being eligible for the special election that allows a RIC to treat non-U.S. income taxes paid by such RIC as paid by its shareholders.
If LIEN purchases shares in a passive foreign investment company, or “PFIC”, LIEN may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest generally will be imposed on LIEN in respect of deferred taxes arising from any such excess distribution or gains. This additional tax and interest may apply even if LIEN makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by LIEN to its shareholders. If LIEN invests in a PFIC and elects to treat the PFIC as a qualified electing fund under the Code, or “QEF”, in lieu of the foregoing requirements, LIEN will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to LIEN. Alternatively, LIEN may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, LIEN will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, LIEN may be required to recognize income in excess of LIEN’s distributions from PFICs and LIEN’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the Excise Tax Distribution Requirement. LIEN intends to limit and/or manage its holdings in PFICs to minimize its liability for any taxes and related interest charges.
If LIEN holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” LIEN may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of shares of a corporation. If LIEN is treated as receiving a deemed distribution from a CFC, LIEN will be required to include such distribution in its investment company taxable income regardless of whether LIEN receives any actual distributions from such CFC, and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the Excise Tax Distribution Requirement.
Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with LIEN’s business of investing in stocks and securities or the QEF or the CFC, as applicable, distributes such income to LIEN in the same taxable year to which the income is included in LIEN’s income.

Foreign exchange gains and losses realized by LIEN in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to its shareholders. Any such transactions that are not directly related to its investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% Income Test.
Failure of LIEN to Qualify as a RIC
If LIEN fails to qualify for treatment as a RIC, and certain relief provisions are not applicable, LIEN would be subject to U.S. federal income tax on all of its taxable income (including its net capital gains) imposed at regular corporate rates. LIEN would not be able to deduct distributions to its shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to its shareholders as ordinary dividend income to the extent of its current and accumulated earnings and profits. Subject to certain holding periods and other limitations under the Code, LIEN’s corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend and its non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which are subject to reduced rates of U.S. federal income tax. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, LIEN would be required to distribute all of its previously undistributed earnings attributable to the period LIEN failed to qualify as a RIC by the end of the first year that LIEN intends to requalify as a RIC. If LIEN fails to requalify as a RIC for a period greater than two taxable years, LIEN may be subject to U.S. federal income tax at regular corporate rates on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if LIEN had been liquidated) that LIEN elects to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that LIEN maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.
Taxation of U.S. Shareholders
This subsection applies to U.S. shareholders, only. If you are not a U.S. shareholder, this subsection does not apply to you and you should refer to “—Taxation of Non-U.S. Shareholders” below.
Distributions
Distributions by LIEN generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of LIEN’s investment company taxable income (which is generally its net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of LIEN Common Stock. To the extent such distributions paid by LIEN to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions (“Qualifying Dividends”) generally may be eligible for reduced rates of U.S. federal tax. In this regard, it is anticipated that distributions paid by LIEN will generally not be attributable to dividends received by LIEN and, therefore, generally will not qualify for the reduced rates of tax applicable to Qualifying Dividends. Distributions of LIEN’s net capital gains (which are generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by LIEN as “capital gain dividends” in written statements furnished to its shareholders will be taxable to a U.S. shareholder as long-term capital gains regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of LIEN Common Stock. In the case of a U.S. shareholder that is an individual, trust, or estate, net capital gain is currently subject to reduced rates of U.S. federal income tax. Distributions in excess of LIEN’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
Although LIEN currently intends to distribute any net capital gains at least annually, LIEN may in the future decide to retain some or all of its net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, (i) LIEN will pay tax on the retained amount, (ii) each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and (iii) the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by LIEN. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares of LIEN Common Stock. Since LIEN expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. In order to utilize the deemed distribution approach, LIEN must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant tax year. LIEN cannot treat any of its investment company taxable income as a “deemed distribution.”
A “publicly offered RIC” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. In accordance with certain applicable Treasury regulations and guidance published by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling the Annual Distribution Requirement if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. LIEN has no current intention of paying dividends in shares of its stock in accordance with these Treasury regulations or published guidance.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, LIEN may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If LIEN makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made, and LIEN may be subject to the 4% excise tax on such amounts. However, any distribution declared by LIEN in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by LIEN’s U.S. shareholders on December 31 of the calendar year in which the distribution was declared.
If an investor acquires shares of LIEN Common Stock shortly before the record date of a distribution, the price of the shares of LIEN Common Stock may include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
LIEN (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions from LIEN generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by LIEN generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because LIEN’s income generally will not consist of Qualifying Dividends.
Dispositions
A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of its shares of LIEN Common Stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the LIEN Common Stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held their shares of LIEN Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of LIEN Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of LIEN Common Stock may be disallowed under “wash sale” rules if other shares of LIEN Common Stock are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days or after the disposition. In such case, the basis of the LIEN Common Stock acquired will be increased to reflect the disallowed loss.
In general, non-corporate U.S. shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including any long-term capital gain derived from an investment in shares of LIEN Common Stock. Such rates are lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income. Non-corporate U.S. shareholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years, subject to certain limitations, as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
An additional 3.8% Medicare surtax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from LIEN and net gains from redemptions or other taxable dispositions of shares of LIEN Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Backup Withholding
LIEN may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish LIEN with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies LIEN that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of LIEN Common Stock of $2 million or more in the case of a non-corporate shareholder or $10 million or more in the case of a corporate shareholder in any single tax year (or a greater loss over a combination of tax years), such U.S. shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders
Whether an investment in the shares of LIEN Common Stock is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares of LIEN Common Stock by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders of LIEN should consult their tax advisers before approving the Merger and the Merger Agreement.
Distributions; Dispositions
Subject to the backup withholding and FATCA (defined below) discussions below, distributions of LIEN’s investment company taxable income to Non-U.S. shareholders (including ordinary income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal income tax imposed at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of LIEN’s current and accumulated earnings and profits unless an applicable exception applies. For distributions made to Non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. withholding tax if

(i) the distributions are properly reported to its shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of LIEN’s distributions would be designated as eligible for this exemption from withholding. If the distributions are effectively connected with the conduct of a trade or business in the United States (“U.S. trade or business”) by the Non-U.S. shareholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment in the United States maintained by the Non-U.S. shareholder), LIEN will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with the applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
In the case of shares held through an intermediary, the intermediary may withhold even if LIEN designates the payment as an “interest-related dividend” or “short-term capital gain dividend.” Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Subject to the FATCA (defined below) discussion below, actual or deemed distributions of LIEN’s net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of its shares, generally will not be subject to U.S. federal income or withholding tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), or (ii) such Non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain. The tax consequences to Non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
If LIEN distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax LIEN pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
If any actual or deemed distributions of its net capital gains, or any gains realized upon the sale, exchange or other taxable disposition of LIEN Common Stock, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), such amounts will be subject to U.S. federal income tax, on a net income basis, in the same manner, and at the rates applicable to, a U.S. shareholder.
For a corporate Non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of its shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.
Backup Withholding and Information Reporting
LIEN must generally report to its documented Non-U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. shareholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. shareholder is resident for tax purposes. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. shareholder, provided the Non-U.S. shareholder furnishes to LIEN the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported generally includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in the shares.

LIEN PROPOSAL I:

APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL
LIEN is asking its shareholders to approve the issuance of the shares of LIEN Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Merger that LIEN issue shares of LIEN Common Stock to REFI Shareholders pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, a number of shares of LIEN Common Stock equal to the Exchange Ratio, which is described in “Description of the Merger Agreement — Merger Consideration.”
The issuance of shares of LIEN Common Stock to REFI Shareholders is necessary to complete the Merger and therefore the approval of the Merger Stock Issuance Proposal is required for completion of the Merger.
Appraisal Rights
Under the MGCL and the LIEN Charter, LIEN Shareholders will not be entitled to rights of appraisal with respect to the Merger Stock Issuance Proposal. Accordingly, to the extent that a LIEN Shareholder objects to the Merger Stock Issuance Proposal, such LIEN Shareholder will not have the right to have a court judicially determine (and the LIEN Shareholder will not receive) the fair value for its shares of LIEN Common Stock under the provisions of the MGCL governing appraisal rights.
Required Vote
LIEN Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of the holders of a majority of the votes cast by the holders of outstanding shares of LIEN Common Stock at the LIEN Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal. The Merger Stock Issuance Proposal is a non-routine matter, so no broker non-votes are expected. Abstentions will have no effect on the outcome of this proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless LIEN Shareholders designate otherwise.
On the recommendation of the LIEN Special Committee, the LIEN Board unanimously recommends that you vote “FOR” the Merger Stock Issuance Proposal.

LIEN PROPOSAL II:

APPROVAL OF THE MERGER AGREEMENT
LIEN is asking its shareholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the number of shares of LIEN Common Stock equal to the Exchange Ratio, which is described in “Description of the Merger Agreement — Merger Consideration.”
Approval of the Merger Agreement, including the Merger and related transactions, is required for the completion of the Merger.
Appraisal Rights
Under the MGCL and the LIEN Charter, LIEN Shareholders will not be entitled to rights of appraisal with respect to the Merger Agreement. Accordingly, to the extent that a LIEN Shareholder objects to the Merger Agreement, such LIEN Shareholder will not have the right to have a court judicially determine (and the LIEN Shareholder will not receive) the fair value for its shares of LIEN Common Stock under the provisions of the MGCL governing appraisal rights.
Required Vote
LIEN Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Agreement, including the Merger and related transactions. The affirmative vote “FOR” the Merger Agreement, including the Merger and related transactions, of the holders of (A) at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting in person or by proxy at a meeting at which a quorum is present and (B) at least a majority of the shares of LIEN Common Stock voted at the LIEN Special Meeting that do not constitute shares of LIEN Common Stock held by LIEN, LIEN Adviser, REFI, REFI Manager, any director or executive officer of any of the foregoing, any shareholder that has executed a Support Agreement or any of their respective Affiliates is required for approval of the Merger Agreement, including the Merger and related transactions. The Merger Agreement, including the Merger and related transactions, is a non-routine matter, so no broker non-votes are expected. Abstentions will have the effect of a vote “against” this proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of LIEN Common Stock entitled to be cast at the LIEN Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. Proxies received will be voted “FOR” the approval of the Merger Agreement, including the Merger and related transactions, unless LIEN Shareholders designate otherwise.
On the recommendation of the LIEN Special Committee, the LIEN Board unanimously recommends that you vote “FOR” the Merger Agreement, including the Merger and related transactions.

LIEN PROPOSAL III:

APPROVAL OF THE LIEN ADJOURNMENT PROPOSAL
LIEN is asking its shareholders to approve the LIEN Adjournment Proposal, which permits the LIEN Special Meeting to be adjourned, from time to time, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the LIEN Special Meeting to approve the Merger Stock Issuance Proposal or the Merger Agreement, including the Merger and related transactions, or in the absence of a quorum.
Adjournment of the LIEN Special Meeting will be exercised only if, at the time of the LIEN Special Meeting, there are insufficient votes to approve the Merger Stock Issuance Proposal or the Merger Agreement, including the Merger and related transactions, or a quorum is not present.
Required Vote
Approval of the LIEN Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the LIEN Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the LIEN Adjournment Proposal.
On the recommendation of the LIEN Special Committee, the LIEN Board unanimously recommends that you vote “FOR” the LIEN Adjournment Proposal.

REFI PROPOSAL I:

APPROVAL OF THE BDC ELECTION PROPOSAL
REFI is asking its shareholders to approve the BDC Election Proposal. Approval of the BDC Election Proposal is required for the completion of the Merger. The Merger Agreement conditions the completion of the Merger on, among other things, REFI having elected to be regulated as a BDC and having received the Post-BDC Election Approvals under Rule 17a-8 of the 1940 Act. See “The Merger Agreement — Conditions to Closing the Merger.”
Description of the BDC Election Proposal
As set forth under the terms of the Merger Agreement, in order for the Merger to be permitted under the 1940 Act, it is first necessary for REFI to elect to be regulated as a BDC. Section 57(a) of the 1940 Act generally prohibits a BDC, such as LIEN, from engaging in certain transactions, including merger transactions, with specified affiliated persons. These transactions are generally prohibited unless the parties obtain a prior exemptive order from the SEC or the transaction meets the criteria of Rule 17a-8 of the 1940 Act. Rule 17a-8 under the 1940 Act provides an exemption from the Section 57(a) prohibition and permits certain mergers, consolidations, and purchase/sale transactions between affiliated BDCs without requiring an SEC exemptive order, provided specific conditions are met. LIEN is already regulated as a BDC under the 1940 Act, and Rule 17a-8 under the 1940 Act requires both parties to the Merger to be regulated BDCs at the time of the Merger. Because REFI is currently a REIT and not a BDC, REFI is asking that the REFI Shareholders approve the BDC Election so that REFI and LIEN can consummate the Merger within the parameters of Rule 17a-8 of the 1940 Act.
Following approval of the BDC Election Proposal by REFI Shareholders, REFI will file a Form N-54A with the SEC to elect to be regulated as a BDC under the 1940 Act. From and after the BDC Election Time, REFI will be subject to the regulatory framework of the 1940 Act applicable to BDCs. Following the BDC Election, REFI is expected to operate as a stand-alone BDC only for the brief period between the BDC Election Time and the Merger Effective Time, during which period the REFI Board will consider the Post-BDC Election Approvals. Following approval of the BDC Election Proposal by REFI Shareholders, REFI will file a Form N-54A with the SEC to elect to be regulated as a BDC under the 1940 Act. From and after the BDC Election Time, REFI will be subject to the regulatory framework of the 1940 Act applicable to BDCs, which differs materially from the framework applicable to REFI as a REIT for U.S. federal income tax purposes. See “Risk Factors — Risks Relating to the Merger.”
Required Vote
REFI Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the BDC Election Proposal. The affirmative vote of the lesser of (A) 67% of the shares of REFI Common Stock present at the REFI Special Meeting if the holders of more than 50% of the outstanding shares of REFI Common Stock are present or represented by proxy, or (B) more than 50% of the outstanding shares of REFI Common Stock, is required for approval of the BDC Election Proposal. The BDC Election Proposal constitutes a non-routine matter, so no broker non-votes are expected. Abstentions will have the effect of a vote “AGAINST” this proposal. Proxies received will be voted “FOR” the approval of the BDC Election Proposal unless REFI Shareholders designate otherwise.
On the recommendation of the REFI Special Committee, the REFI Board unanimously recommends that you vote “FOR” the BDC Election Proposal.

REFI PROPOSAL II:

APPROVAL OF THE NEW BDC ADVISORY AGREEMENT PROPOSAL
REFI is asking its shareholders to approve the New BDC Advisory Agreement Proposal. Approval of the New BDC Advisory Agreement Proposal is required to satisfy Section 15 of the 1940 Act and for the completion of the Merger. The Merger Agreement conditions the completion of the Merger on, among other things, REFI Shareholder approval of the New BDC Advisory Agreement. See “The Merger Agreement — Conditions to Closing the Merger.”
Description of the New BDC Advisory Agreement Proposal
Section 15 of the 1940 Act requires an investment adviser to a registered investment company (including a BDC) to be party to a written investment advisory agreement that has been approved by the shareholders of such investment company. As a result, from and after the BDC Election Time, REFI is required to have a 1940 Act compliant investment advisory agreement in place. Under the Merger Agreement, REFI has agreed to enter into the New BDC Advisory Agreement with LIEN Adviser, subject to approval by REFI Shareholders. The New BDC Advisory Agreement will be in effect only for the brief period between the BDC Election Time and the Merger Effective Time. Immediately after the Merger Effective Time, the New BDC Advisory Agreement will terminate automatically, and the combined company will be advised by LIEN Adviser pursuant to the existing LIEN Investment Advisory Agreement. The material terms of the New BDC Advisory Agreement, including the fee structure and the factors considered by the REFI Special Committee and the REFI Board under Section 15(c) of the 1940 Act, are described under “Description of the New BDC Advisory Agreement.” The material differences between the fee structures under the REFI Management Agreement and the LIEN Investment Advisory Agreement are described under “Comparative Fees and Expenses.” A copy of the form of the New BDC Advisory Agreement is attached to this joint proxy statement/prospectus as Annex D. See also “Risk Factors — Risks Relating to the Merger.”
Required Vote
REFI Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the New BDC Advisory Agreement Proposal. The affirmative vote of the lesser of (A) 67% of the shares of REFI Common Stock present at the REFI Special Meeting if the holders of more than 50% of the outstanding shares of REFI Common Stock are present or represented by proxy, or (B) more than 50% of the outstanding shares of REFI Common Stock, is required for approval of the New BDC Advisory Agreement Proposal. This vote standard is required by Section 15(a) of the 1940 Act. The New BDC Advisory Agreement Proposal constitutes a non-routine matter, so no broker non-votes are expected. Abstentions will have the effect of a vote “AGAINST” this proposal. Proxies received will be voted “FOR” the approval of the New BDC Advisory Agreement Proposal unless REFI Shareholders designate otherwise.
On the recommendation of the REFI Special Committee, the REFI Board unanimously recommends that you vote “FOR” the New BDC Advisory Agreement Proposal.

REFI PROPOSAL III:

APPROVAL OF THE MERGER PROPOSAL
REFI is asking its Shareholders to approve the Merger Proposal, pursuant to which REFI will merge with and into LIEN, with LIEN as the surviving company. Approval of the Merger Proposal is required for the completion of the Merger.
Description of the Merger Proposal
Upon the terms and subject to the conditions of the Merger Agreement, at the Merger Effective Time, REFI will merge with and into LIEN, the separate corporate existence of REFI will cease, and LIEN will be the surviving company in the Merger. At the Merger Effective Time, each share of REFI Common Stock issued and outstanding immediately prior to the Merger Effective Time (other than Cancelled Shares) will be converted into the right to receive the Merger Consideration, consisting of a number of shares of LIEN Common Stock equal to the Exchange Ratio, plus cash in lieu of any fractional shares. The Merger Proposal will be voted on at the reconvened session of the REFI Special Meeting following the Sequencing Adjournment, at which point REFI will have elected to be regulated as a BDC and the REFI Board will have adopted the Post-BDC Election Approvals. See “The Merger — Sequence of Events at and Following the Special Meeting,” “Description of the Merger Agreement — Merger Consideration,” and “Description of the Merger Agreement — Conditions to Closing the Merger.” A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.
Appraisal Rights
Under the MGCL and the REFI Charter, REFI Shareholders will not be entitled to rights of appraisal with respect to the Merger Proposal. Accordingly, to the extent that a REFI Shareholder objects to the Merger Proposal, such REFI Shareholder will not have the right to have a court judicially determine (and the REFI Shareholder will not receive) the fair value for its shares of REFI Common Stock under the provisions of the MGCL governing appraisal rights.
Required Vote
REFI Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of the holders of (A) at least a majority of the outstanding shares of REFI Common Stock and (B) at least a majority of the shares of REFI Common Stock voted at the REFI Special Meeting held by REFI Unaffiliated Shareholders, is required for approval of the Merger Proposal. The Merger Proposal constitutes a non-routine matter, so no broker non-votes are expected. Abstentions will have the effect of a vote “AGAINST” this proposal insofar as approval requires the affirmative vote of at least a majority of the outstanding shares of REFI Common Stock entitled to be cast at the REFI Special Meeting. However, abstentions will not be counted as votes cast for purposes of the separate majority-of-the-minority-shares-voted requirement and, as a result, will have no effect on such voting requirement. Proxies received will be voted “FOR” the approval of the Merger Proposal unless REFI Shareholders designate otherwise.
On the recommendation of the REFI Special Committee, the REFI Board unanimously recommends that you vote “FOR” the Merger Proposal.

REFI PROPOSAL IV:

APPROVAL OF THE REFI ADJOURNMENT PROPOSAL
REFI is asking its shareholders to approve the REFI Adjournment Proposal, which permits the REFI Special Meeting to be adjourned, from time to time, if necessary or appropriate, for the following purposes:
(a)
to permit the filing of the BDC Election with the SEC, the occurrence of the BDC Election Time, and the REFI Board’s consideration and adoption of the Post-BDC Election Approvals, in each case prior to the vote by REFI Shareholders on the Merger Proposal (the “Sequencing Adjournment”); and

(b)
to solicit additional proxies if there are insufficient votes at the time of the REFI Special Meeting to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal, or in the absence of a quorum (the “Solicitation Adjournment”).

Sequencing Adjournment
The Sequencing Adjournment is a planned step in the REFI Special Meeting rather than a contingent one. Because the Merger Agreement requires that (i) the BDC Election Time occur and (ii) the Post-BDC Election Approvals be obtained from the REFI Board prior to the completion of the Merger, and because REFI intends for the vote on the Merger Proposal to occur following its election to be regulated as a BDC, the REFI Special Meeting will be adjourned following the vote on the BDC Election Proposal and the New BDC Advisory Agreement Proposal to allow those steps to occur. REFI expects the Sequencing Adjournment to last only a short period of time, during which (i) REFI will file the BDC Election with the SEC and, upon acceptance of such filing, the BDC Election Time will occur, and (ii) the REFI Board (acting upon the recommendation of the REFI Special Committee) will consider and adopt the Post-BDC Election Approvals. The REFI Special Meeting will thereafter be reconvened, which is expected to occur on the same day, and REFI Shareholders will vote on the Merger Proposal at the reconvened session. The specific time of the reconvened session will be announced at the initial session of the REFI Special Meeting. No separate notice of the reconvened session will be required.
Solicitation Adjournment
The Solicitation Adjournment is a contingent step. It will be exercised only if, at the time of the applicable session of the REFI Special Meeting, there are insufficient votes to approve the BDC Election Proposal, the New BDC Advisory Agreement Proposal or the Merger Proposal, or a quorum is not present.
Required Vote
Approval of the REFI Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the REFI Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the REFI Adjournment Proposal.
On the recommendation of the REFI Special Committee, the REFI Board unanimously recommends that you vote “FOR” the REFI Adjournment Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
Price Range of LIEN Common Stock
LIEN Common Stock trades on the NASDAQ under the symbol “LIEN.” The following table sets forth the NAV per share of LIEN Common Stock, the range of high and low closing sales prices of LIEN Common Stock reported on the NASDAQ, the closing sales price as a premium (discount) to NAV and the dividends declared by LIEN in each fiscal quarter since LIEN began trading on the NASDAQ. On [ ], 2026, the last reported closing sales price of LIEN Common Stock on the NASDAQ was $[ ] per share, which represented a discount of approximately [ ]% to the NAV per share reported by LIEN as of [ ], 2026.

Period	NAV(1)	Price Range		High Sales Price Premium (Discount) to NAV(2)	Low Sales Price Premium (Discount) to NAV(2)	Cash Dividend Per Share(3)
		High	Low
Year Ended December 31, 2026
Third Quarter (Through XX, 2026)	*	*	*	*	*	$[ ]
Second Quarter	*	$ 10.46	$ 9.01	[ ]%	[ ]%	$0.34
First Quarter	$13.33	$10.91	$9.31	-18.2%	-30.2%	$0.34
Year Ended December 31, 2025
Fourth Quarter	$13.30	$11.22	$10.03	-15.6%	-24.6%	$0.34
Third Quarter	$13.27	$11.12	$10.12	-16.2%	-23.7%	$0.34
Second Quarter	$13.23	$11.11	$9.71	-16.0%	-26.6%	$0.34
First Quarter	$13.19	$12.56	$10.92	-4.8%	-17.2%	$0.34
Year Ended December 31, 2024
Fourth Quarter	$13.20	$13.24	$10.74	0.3%	-18.7%	$0.34
Third Quarter	$13.28	$12.00	$10.64	-9.6%	-19.9%	$0.25
Second Quarter	$13.56	$12.38	$9.61	-8.7%	-29.1%	$0.25
First Quarter	$13.60	$10.28	$7.65	-24.4%	-43.8%	$0.25
Year Ended December 31, 2023
Fourth Quarter	$13.77	$9.81	$8.32	-28.8%	-39.6%	$0.70(6)
Third Quarter	$14.06	$10.37	$7.65	-26.3%	-45.6%	$0.63(6)
Second Quarter	$14.49	$9.19	$7.82	-36.3%	-45.8%	$—
First Quarter	$14.29	$9.98	$8.25	-30.2%	-42.3%	$—
Year Ended December 31, 2022(4)
Fourth Quarter	$13.91	$10.55	$9.57	-24.2%	-31.2%	$—
Third Quarter	$13.73	$10.74	$9.00	-21.8%	-34.5%	$—
Second Quarter	$13.64	$13.50	$7.80	-1.0%	-42.8%	$—
First Quarter(5)	$13.61	$14.41	$12.57	5.9%	-7.6%	$—

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the end of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)	On November 8, 2022, the LIEN Board approved a change to LIEN’s fiscal year end from March 31 to December 31.
(5)	Shares of LIEN Common Stock began trading on NASDAQ on February 4, 2022. Since October 2, 2024, the LIEN Common Stock trades on NASDAQ under the symbol “LIEN.”
(6)	Consists of a regular quarterly dividend and a special dividend.
*	NAV has not yet been calculated for this period.

Price Range of REFI Common Stock
REFI Common Stock trades on the NASDAQ under the symbol “REFI.” The following table sets forth the NAV per share of REFI Common Stock, the range of high and low closing sales prices of REFI Common Stock reported on the NASDAQ, the closing sales price as a premium (discount) to NAV and the dividends declared by REFI in each fiscal quarter since REFI began trading on the NASDAQ. On [ ], 2026, the last reported closing sales price of REFI Common Stock on the NASDAQ was $[ ] per share, which represented a discount of approximately [ ]% to the NAV per share reported by REFI as of [ ], 2026.

Period	Book Value per Share(1)	Price Range		High Sales Price Premium (Discount) to NAV(2)	Low Sales Price Premium (Discount) to NAV	Cash Dividend Per Share(3)
		High	Low
Year Ended December 31, 2026
Third Quarter (Through XX, 2026)	*	*	*	*	*	$[ ]
Second Quarter	$*	$12.25	$10.89	*	*	0.47
First Quarter	$14.39	$12.69	$11.32	(11.8)%	(21.3)%	$0.47
Year Ended December 31, 2025
Fourth Quarter	$14.60	$13.47	$12.02	(7.7)%	(17.7)%	$0.47
Third Quarter	$14.71	$14.42	$12.79	(2.0)%	(13.1)%	$0.47
Second Quarter	$14.71	$15.08	$13.40	2.5%	(8.9)%	$0.47
First Quarter	$14.87	$16.24	$14.70	9.2%	(1.1)%	$0.47
Year Ended December 31, 2024
Fourth Quarter	$14.83	$16.21	$15.03	9.3%	1.3%	$0.65(5)
Third Quarter	$15.05	$16.40	$14.84	9.0%	(1.4)%	$0.47
Second Quarter	$14.92	$15.99	$15.24	7.2%	2.1%	$0.47
First Quarter	$14.97	$16.39	$15.47	9.5%	3.3%	$0.47
Year Ended December 31, 2023
Fourth Quarter	$14.94	$17.47	$13.95	16.9%	(6.6)%	$0.76(5)
Third Quarter	$15.17	$15.61	$14.17	2.9%	(6.6)%	$0.47
Second Quarter	$15.06	$16.06	$13.50	6.6%	(10.4)%	$0.47
First Quarter	$15.04	$15.81	$13.00	5.1%	(13.6)%	$0.47
Year Ended December 31, 2022
Fourth Quarter	$14.86	$16.36	$14.07	10.1%	(5.3)%	$0.76(5)
Third Quarter	$15.23	$16.61	$14.17	9.1%	(7.0)%	$0.47
Second Quarter	$15.13	$18.66	$14.88	23.3%	(1.7)%	$0.47
First Quarter	$15.17	$20.21	$16.95	33.2%	11.7%	$0.40
Year Ended December 31, 2021
Fourth Quarter(4)	$15.13	$16.65	$16.00	10.0%	5.8%	$0.26

(1)
Book value per share is determined as of the last day in the relevant quarter and therefore may not reflect the book value per share on the date of the high and low closing sales prices. The book values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less book value, divided by book value (in each case, as of the end of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)	Shares of REFI Common Stock began trading on NASDAQ on December 8, 2021 under the symbol “REFI.”
(5)	Consists of a quarterly dividend and a special dividend.
*	Book value has not yet been calculated for this period.

BUSINESS OF LIEN
The information in “Item 1. Business” in Part I of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF LIEN
The information in “Item 8. Financial Statements and Supplementary Data — Note 12. Financial Highlights” in Part II of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and “Item 1. Financial Statements — Note 12. Financial Highlights” in Part I of LIEN’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF LIEN
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of LIEN’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 is incorporated herein by reference.

SENIOR SECURITIES OF LIEN
The information in “Item 8. Financial Statements and Supplementary Data — Note 5 — Debt — Senior Securities” in Part II of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and “Item 1. Financial Statements - Note 5 - Debt - Senior Securities” in Part I of LIEN's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 is incorporated herein by reference.
You should read the information about LIEN’s senior securities in conjunction with LIEN’s consolidated financial statements and related notes incorporated by reference herein and “Management's Discussion and Analysis of Financial Condition and Results of Operations of LIEN” above.

PORTFOLIO COMPANIES OF LIEN
The following table sets forth certain information regarding each of the portfolio companies in which LIEN had a debt or equity investment as of March 31, 2026. LIEN offers to make available significant managerial assistance to its portfolio companies. LIEN may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, LIEN’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

Issuer(5)	Address	Industry(2)	Instrument	All in Rate(1)	Maturity	Principal	Cost	Fair Value	Tickmarks
Action Target, Inc.	3411 S. Mountain Vista Parkway Provo, UT 84606	Manufacturing	Term Loan	12.00% (P + 2.00%; 1.50% PIK; 8.50% Floor)	7/19/2027	2,412	2,412	2,412
Aeriz Holdings Corp	351 W. Hubbard Street Chicago, IL 60654	Cannabis	Delayed Draw Term Loan	12.75% (P + 5.75%; 7.00% Floor)	6/30/2028	9,590	9,590	9,302
AI Software, LLC (d/b/a Capacity)	6665 Delmar Blvd., Suite 300 St. Louis, MO 63130	Information	Warrants	n.a	n.a	—	431	488	(3)
Ascend Wellness Holdings, Inc.	174 NJ-17 Rochelle Park, NJ 07662	Cannabis	Senior Secured Note	12.75% (F; 12.75%)	7/16/2029	3,500	3,379	3,430
Aura Home, Inc	30 Cooper Square, Floor 8 New York, NY 10003-7120	Retail Trade	Term Loan	10.34% (S + 6.50%; 3.75% Floor)	9/22/2026	3,325	3,325	3,325
Aura Home, Inc	30 Cooper Square, Floor 8 New York, NY 10003-7120	Retail Trade	Term Loan	10.34% (S + 6.50%; 3.75% Floor)	9/22/2026	519	519	519
BeLeaf Medical, LLC	1551 Wall Street, Suite 280 Saint Charles, Missouri 63303	Cannabis	Term Loan	13.25% (P + 5.75%; 7.50% Floor)	8/20/2028	13,471	13,471	13,403
Canopy Growth Corporation	12775 Horseferry Rd #230 Carmel, IN 46032	Cannabis	Term Loan	9.91% (S + 6.25%; 3.25% Floor)	1/31/2031	16,212	13,786	13,786
Canopy Growth Corporation	12775 Horseferry Rd #230 Carmel, IN 46032	Cannabis	Warrants	n.a	n.a	—	1,328	1,048	(3)
CO Acquisition Vehicle, LLC	5845 Centre Avenue Pittsburgh, PA 15206	Cannabis	Term Loan	20.00% (F; 20.00% PIK)	12/31/2029	16,310	16,310	17,370	(4)
Cresco Labs, LLC	600 West Fulton Street, Suite 800 Chicago, IL 60661	Cannabis	Term Loan	12.50% (F; 12.50%)	8/13/2030	7,500	7,238	7,050
Dreamfields Brands, Inc. (d/b/a Jeeter)	65441 Two Bunch Palms Trail Desert Hot Springs, CA 92240	Cannabis	Delayed Draw Term Loan	16.25% (P + 8.75%; 7.50% Floor)	9/30/2028	31,745	31,716	31,428
Elevation Cannabis, LLC	6120 E Connecticut Avenue Kansas City, MO 64120	Cannabis	Delayed Draw Term Loan	16.25% (P + 7.75%; 8.50% Floor)	12/31/2026	7,149	7,074	7,149
Energize Holdings, Inc. (d/b/a Exos)	2629 E. Rose Garden Lane Phoenix, AZ 85050	Educational Services	Term Loan	11.99% (S + 8.00%; 3.99% Floor)	10/24/2029	5,000	4,968	4,925
Energize Holdings, Inc. (d/b/a Exos)	2629 E. Rose Garden Lane Phoenix, AZ 85050	Educational Services	Warrants	n.a	n.a	—	36	22	(3)
Engage3 Holdings, Inc.	9375 E. Shea Boulevard, Suite 100 Scottsdale, AZ 85260	Information	Term Loan	14.00% (P + 2.50%; 4.00% PIK; 7.50% Floor)	7/22/2030	6,150	5,855	5,811
Engage3 Holdings, Inc.	9375 E. Shea Boulevard, Suite 100 Scottsdale, AZ 85260	Information	Warrants	n.a	n.a	—	342	243	(3)
Flowery - Bill’s Nursery, Inc.	30003 SW 197 Avenue Homestead, FL 33030	Cannabis	Delayed Draw Term Loan	16.00% (F; 11.00%; 5.00% PIK)	12/31/2027	13,873	13,856	13,734
FLUENT Corp.	5540 W. Executive Drive, Suite 100 Tampa, FL 33609	Cannabis	Term Loan	13.00% (F; 12.00%; 1.00% PIK)	11/24/2028	8,503	8,404	8,418
Fluent Corp.	12775 Horseferry Rd #230 Carmel, IN 46032	Cannabis	Term Loan	13.00% (F; 13.00% PIK)	12/31/2026	839	839	839

Issuer(5)	Address	Industry(2)	Instrument	All in Rate(1)	Maturity	Principal	Cost	Fair Value	Tickmarks
HA-MD, LLC	1007 Church Road, Bear Delaware 19702	Cannabis	Term Loan	15.00% (F; 15.00%)	6/6/2026	2,765	2,765	2,765
Hugo Technologies, Inc.	401 N. Michigan Ave., Suite 1200 Chicago, IL 60611	Administrative and Support and Waste Management and Remediation Services	Term Loan	11.67% (S + 8.00%; 3.25% Floor)	12/10/2030	2,938	2,938	2,923
Illicit - S1 Enterprises, Inc.	3823 N. Cobbler Road Independence, MO 64058	Cannabis	Term Loan	13.96% (S + 10.24%; 3.72% Floor)	12/31/2028	14,820	14,467	14,375
Kaleafa, Inc.	16489 Oaktree Terrace Oregon City, Oregon 97045	Cannabis	Term Loan	17.00% (P + 8.50%; 8.50% Floor)	12/3/2027	2,669	2,669	2,669
Kapple Holdings LLC (Cannabis & Glass)	605 East Francis Avenue Spokane, WA 99208	Cannabis	Delayed Draw Term Loan	14.25% (S + 10.25%; 4.00% Floor)	7/28/2028	6,000	5,950	5,970
Nova Farms, LLC	1000 Washington Street Attleboro, MA 02703	Cannabis	Term Loan	15.00% (P + 6.50%; 8.50% Floor)	3/28/2027	13,891	13,469	13,475
Oasis - AZ GOAT AZ LLC	30 N Gould St., Suite R Sheridan, WY 82801	Cannabis	Term Loan	15.50% (P + 7.50%; 8.00% Floor)	3/31/2027	4,193	4,183	4,088
Ocular Science, Inc.	118 Center Street El Segundo, CA 90245	Manufacturing	Term Loan	13.00% (P + 5.25%; 1.00% PIK; 6.75% Floor)	6/17/2029	5,010	4,872	4,760
Ocular Science, Inc.	118 Center Street El Segundo, CA 90245	Manufacturing	Warrants	n.a	n.a	—	151	192	(3)
Portofino Labs, Inc. (dba Because Market)	350 Cambridge Ave, Suite 100 Palo Alto, CA 94306	Retail Trade	Term Loan	12.00% (S + 6.25%; 1.50% PIK; 4.25% Floor)	4/30/2029	5,064	5,029	5,064
Portofino Labs, Inc. (dba Because Market)	350 Cambridge Ave, Suite 100 Palo Alto, CA 94306	Retail Trade	Warrants	n.a	n.a	—	46	21	(3)
Protect Animals With Satellites LLC (Halo Collar)	50 Tice Boulevard, Suite 340 Woodcliff Lake, NJ 07677	Information	Term Loan	12.00% (P + 3.25%; 2.00% PIK; 6.75% Floor)	3/30/2031	3,573	3,499	3,573
Protect Animals With Satellites LLC (Halo Collar)	50 Tice Boulevard, Suite 340 Woodcliff Lake, NJ 07677	Information	Incremental Term Loan	12.00% (P + 3.25%; 2.00% PIK; 6.75% Floor)	3/30/2031	1,839	1,801	1,839
Remedy - Maryland Wellness, LLC	4128 Hayward Ave. Baltimore, MD 21215	Cannabis	Delayed Draw Term Loan	20.25% (P + 9.00%; 3.50% PIK; 7.75% Floor)	8/1/2028	1,385	1,385	1,406
Round 2 Holdings, LLC	12775 Horseferry Rd #230 Carmel, IN 46032	Manufacturing	Term Loan	13.00% (P + 5.25%; 1.00% PIK; 6.75% Floor)	3/2/2030	7,500	7,250	7,250
Round 2 Holdings, LLC	12775 Horseferry Rd #230 Carmel, IN 46032	Manufacturing	Warrants	n.a	n.a	—	255	255	(3)
RTCP, LLC	4215 E McDowell Rd #108 Mesa, AZ 85215	Finance and Insurance	Senior Secured Note	15.00% (F; 15.00%)	10/2/2028	22,000	21,983	22,000
Shangri-La Columbia, LLC	1401 Creekwood Parkway Columbia, MO 65202	Cannabis	Delayed Draw Term Loan	13.25% (P + 5.75%; 13.25% Floor)	6/30/2028	11,040	10,874	10,874
Silver Therapeutics, Inc.	89 Court Street Saratoga Springs, NY 12866	Cannabis	Delayed Draw Term Loan	15.00% (P + 7.25%; 7.75% Floor)	3/24/2028	6,171	6,171	6,047
Subsero Holdings - Illinois, Inc	1000 S Old Woodward Ave, Suite 105 Birmingham, MI 48009	Cannabis	Delayed Draw Term Loan	16.00% (P + 7.00%; 2.00% PIK; 7.00% Floor)	7/29/2026	2,657	2,644	2,763
TerrAscend Corporation	77 City Centre Drive Suite 501 - East Tower Mississauga, Ontario, Canada	Cannabis	Term Loan	12.75% (F; 12.75%)	8/1/2028	2,967	2,853	2,878	(6)
TheraTrue, Inc.	4062 Peachtree Road SE, Suite A300 Atlanta, Georgia 30319	Cannabis	Delayed Draw Term Loan	14.50% (F; 14.50%)	3/13/2027	2,986	2,986	3,001
Tulip.io Inc.	210-137 Glasgow Street, Office #192 Kitchener, N2G 4X8, Ontario, Canada	Information	Term Loan	16.50% (P + 4.00%; 4.50% PIK; 8.00% Floor)	11/4/2028	3,123	3,123	3,092

Issuer(5)	Address	Industry(2)	Instrument	All in Rate(1)	Maturity	Principal	Cost	Fair Value	Tickmarks
Verano Holdings Corp.	224 W Hill Street, Suite 400 Chicago, IL 60610	Cannabis	Term Loan	11.66% (S + 7.66%; 4.00% Floor)	3/11/2029	38,325	38,325	38,325
Verano Holdings Corp.	224 W Hill Street, Suite 400 Chicago, IL 60610	Cannabis	Revolver	12.33% (S + 8.33%; 4.00% Floor)	2/28/2029	26,667	26,667	26,533
Wellgreens 2.0, LLC	6859 Federal Blvd., Suite B Lemon Grove, CA 91945	Cannabis	Term Loan	14.00% (P + 6.50%; 7.50% Floor)	7/31/2029	4,391	4,428	4,303
West Creek Financial Holdings, Inc. dba Koalafi	424 Hull Street, Suite 600, Richmond, VA 23224	Finance and Insurance	Series A Senior Note	18.80% (F; 13.80%; 5.00% PIK)	11/29/2027	2,757	2,748	2,757
Workbox Holdings, Inc.	420 North Wabash Avenue, Suite 500 Chicago, IL 60611	Real Estate and Rental and Leasing	Term Loan	12.00% (F; 6.00%; 6.00% PIK)	5/31/2029	2,267	2,039	2,041
Workbox Holdings, Inc.	420 North Wabash Avenue, Suite 500 Chicago, IL 60611	Real Estate and Rental and Leasing	A-1 Preferred	n.a	n.a	—	500	500	(3)
Workbox Holdings, Inc.	420 North Wabash Avenue, Suite 500 Chicago, IL 60611	Real Estate and Rental and Leasing	A-3 Warrants	n.a	n.a	—	97	131	(3)
Workbox Holdings, Inc.	420 North Wabash Avenue, Suite 500 Chicago, IL 60611	Real Estate and Rental and Leasing	A-4 Warrants	n.a	n.a	—	231	296	(3)
Wyld - Northwest Commonwealth, LLC	12775 Horseferry Rd #230 Carmel, IN 46032	Cannabis	Term Loan	16.67% (P + 8.42%; 1.50% PIK; 6.75% Floor)	1/30/2029	11,750	11,750	11,750	(7)
Youth Opportunity Investments, LLC	12775 Horseferry Rd #230 Carmel, IN 46032	Public Administration	Term Loan	11.75% (S + 7.75%; 4.00% Floor)	9/18/2026	11,292	11,267	11,349
Total Investments						366,138	364,291	363,967

1)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread, subject to a benchmark interest rate floor. The benchmark rate is determined via the Credit or Loan Service Agreement, such as the Secured Overnight Financing Rate (“S”) or the U.S. Prime Rate (“P”). The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. S loans are typically indexed to 30-day, 90-day or 180-day rates (“1M,” “3M” or “6M”, respectively) as defined in the Credit or Loan Service Agreement. As of March 31, 2026, rates for 1M S, 3M S and 6M S are 3.65%, 3.68%, and 3.86%, respectively. As of March 31, 2026, the P was 6.75%. Loans identified as “F” pay interest at the fixed rate listed in the table. Payment-in-kind component of interest is identified as “PIK.”

2)
LIEN uses the North American Industry Classification System (“NAICS”) code for classifying the industry grouping of its portfolio companies, excluding any portfolio company operating in the cannabis industry.

3)	Indicates a non-income producing investment. As of March 31, 2026, no debt investments are deemed as non-income producing.
4)	Non-controlled affiliate investment.
5)
Under the 1940 Act, as amended, LIEN generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and is generally deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. No portfolio companies were deemed as “Controlled” nor “Controlled Affiliates”

6)	Facility has an all in rate cap of 16.75%.
7)	Facility has a prime rate cap of 9.50%.

MANAGEMENT AGREEMENTS OF LIEN
The information in “Item 1. Business — Investment Advisory Agreement” and “Item 1. Business — Administration Agreement” in Part I of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF LIEN
The information in “Certain Relationships and Related Party Transactions” in LIEN’s most recent definitive proxy statement on Schedule 14A, filed with the SEC on April 30, 2026, is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF LIEN
The following table sets forth, as of July 22, 2026, the beneficial ownership information of each current LIEN director, as well as LIEN’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of LIEN Common Stock, and the LIEN executive officers and directors as a group. Percentage of beneficial ownership is based on 22,820,590 shares of LIEN Common Stock outstanding as of July 22, 2026.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to LIEN by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of LIEN Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons.
To LIEN’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of LIEN Common Stock beneficially owned by such LIEN Shareholder. The address of all LIEN executive officers and directors is c/o Chicago Atlantic BDC, Inc., 600 Madison Avenue, Suite 1800 New York, NY 10022.

Name (Company or Companies)	Number of Shares of LIEN Common Stock Owned Beneficially(1)	Percentage of LIEN Common Stock Outstanding	Pro Forma Percentage of LIEN Common Stock Outstanding(2)
5% Holders
Chicago Atlantic BDC Advisers, LLC(3)	2,887,204	12.7%	6.3%
Silver Spike Holdings, LP(3)	2,887,204	12.7%	6.3%
Silver Spike Holdings GP, LLC(3)	2,887,204	12.7%	6.3%
Chicago Atlantic BDC Holdings, LLC(3)	2,887,204	12.7%	6.3%
Chicago Atlantic Group, LP(3)	3,128,408	13.7%	6.8%
Andreas Bodmeier(4)	3,153,408	13.8%	6.9%
Anthony Cappell(5)	3,152,824	13.8%	6.9%
John Mazarakis(6)	3,128,408	13.7%	6.8%
Interested Director:
Scott Gordon(7)	2,922,228	12.8%	6.4%
Independent Directors:
Michael W. Chorske	—	—	—
Americo Da Corte	—	—	—
Supurna VedBrat	—	—	—
Tracey Brophy Warson	—	—	—
Executive Officers:
Dino Colonna	2,430	*	*
Peter Sack	5,918	*	*
Thomas Geoffroy	413	*	*
Umesh Mahajan	5,924	*	*
Andrew Lovitt	—	—	—
Gianni Fazio	—	—	—
All Executive Officers and Directors as a Group (11 persons)(8)	2,936,913	12.9%	6.4%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Pro forma percentage of ownership is based on 45,999,318 shares of LIEN Common Stock expected be outstanding immediately following

completion of the Merger based on the number of issued and outstanding shares of LIEN Common Stock and REFI Common Stock as of [   ], 2026 and the NAV per share of LIEN Common Stock and the NAV per share of REFI Common Stock on such date, and includes shares of REFI Common Stock that may be exchanged for shares of LIEN Common Stock in accordance with the terms of the Merger Agreement.
(3)
Represents the shares of LIEN Common Stock held directly by LIEN Adviser. Silver Spike Holdings, LP owns over 25% of the ownership interests of LIEN Adviser. Silver Spike Holdings GP, LLC is the general partner of Silver Spike Holdings, LP. LIEN Adviser is majority-owned by Chicago Atlantic BDC Holdings, LLC. Chicago Atlantic Group, LP is the majority-owner and managing member of Chicago Atlantic BDC Holdings, LLC. The address for each of LIEN Adviser, Silver Spike Holdings, LP and Silver Spike Holdings GP, LLC is 600 Madison Avenue, Suite 1800, New York, New York 10022. The address for each of Chicago Atlantic BDC Holdings, LLC and Chicago Atlantic Group, LP is 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611. Each of Silver Spike Holdings, LP, Silver Spike Holdings GP, LLC, Chicago Atlantic BDC Holdings, LLC and Chicago Atlantic Group, LP disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of its pecuniary interest therein.

(4)
Includes 25,000 shares of LIEN Common Stock held directly by Dr. Bodmeier and 3,128,408 shares of LIEN Common Stock held indirectly through LIEN Adviser and Chicago Atlantic Group, LP. Dr. Bodmeier directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Dr. Bodmeier disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Dr. Bodmeier is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(5)
Includes 24,416 shares of LIEN Common Stock held directly by Mr. Cappell and 3,128,408 shares of LIEN Common Stock held indirectly through LIEN Adviser and Chicago Atlantic Group, LP. Mr. Cappell directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Cappell disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Mr. Cappell is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(6)
Includes 3,128,408 shares of LIEN Common Stock held indirectly through LIEN Adviser and Chicago Atlantic Group, LP. Mr. Mazarakis directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Mazarakis disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Mr. Mazarakis is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(7)
Includes 35,024 shares of LIEN Common Stock held directly by Mr. Gordon and 2,887,204 shares of LIEN Common Stock held indirectly through LIEN Adviser. Mr. Gordon directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Gordon disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein

(8)	The address for each of the directors and executive officers is c/o Chicago Atlantic BDC, Inc., 600 Madison Avenue, Suite 1800, New York, New York 10022.
The following table sets forth, as of [July 22], 2026, the dollar range of LIEN’s equity securities that is beneficially owned by each of the current directors of LIEN as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or Over $100,000:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Scott Gordon	Over $100,000(3)
Independent Directors
Michael W. Chorske	None
Americo Da Corte	None
Supurna VedBrat	None
Tracey Brophy Warson	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities of LIEN beneficially owned by directors of LIEN, if applicable, is calculated by multiplying the closing price per share of LIEN Common Stock on the LIEN Record Date on the NASDAQ, by the number of shares of LIEN Common Stock beneficially owned.

(3)
Includes shares of LIEN Common Stock held by LIEN Adviser. Mr. Gordon directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Gordon disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein.

MANAGEMENT OF LIEN
The information in “Proposal 1: Election of Director Nominees”, “Corporate Governance” and “Director Compensation” in LIEN’s most recent definitive proxy statement on Schedule 14A, filed with the SEC on April 30, 2026, is incorporated herein by reference.

PORTFOLIO MANAGEMENT OF LIEN
LIEN Adviser serves as the investment adviser to LIEN pursuant to the LIEN Investment Advisory Agreement. LIEN Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the LIEN Board, LIEN Adviser is responsible for evaluating and monitoring LIEN’s investments and providing day-to-day managerial services to LIEN.
The management of LIEN’s investment portfolio is the responsibility of LIEN Adviser and the LIEN Adviser Investment Committee. The LIEN Adviser Investment Committee currently consists of Andreas Bodmeier, a Partner of LIEN Adviser, Scott Gordon, the Executive Chairman of the LIEN Board, LIEN’s Co-Chief Investment Officer and a Partner of LIEN Adviser, Umesh Mahajan, LIEN’s Co-Chief Investment Officer and Secretary, and a Partner of LIEN Adviser, John Mazarakis, a Partner of LIEN Adviser, and Peter Sack, LIEN’s Chief Executive Officer and a Partner of LIEN Adviser. LIEN considers the members of the LIEN Adviser Investment Committee to be its portfolio managers. The LIEN Adviser Investment Committee sources investment opportunities, conducts research, performs due diligence on potential investments, structures LIEN’s investments and monitors LIEN’s portfolio companies on an ongoing basis. The LIEN Adviser Investment Committee meets regularly to consider investments for LIEN and direct the strategic initiatives of LIEN. In addition, the LIEN Adviser Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments may be made) and monitors the performance of LIEN’s investment portfolio. The LIEN Adviser Investment Committee manages and oversees LIEN’s investment process from identification of an investment opportunity through negotiations of final term sheet and investments in a portfolio company.
Each investment opportunity requires the approval of a majority of the LIEN Adviser Investment Committee. Follow-on investments in LIEN’s existing portfolio companies may require the LIEN Adviser Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made.
The compensation packages of the LIEN Adviser Investment Committee members from LIEN Adviser include an annual base salary and an annual individual performance bonus. None of LIEN Adviser’s investment professionals receive any direct compensation from LIEN in connection with the management of LIEN’s portfolio. Certain members of the LIEN Adviser Investment Committee, through their financial interests in LIEN Adviser, are entitled to a portion of the profits earned by LIEN Adviser, which includes any fees payable to LIEN Adviser under the terms of the LIEN Investment Advisory Agreement, less expenses incurred by LIEN Adviser in performing its services under the LIEN Investment Advisory Agreement.
The members of the LIEN Adviser Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of LIEN’s portfolio. Information regarding the LIEN Adviser Investment Committee, is as follows:

Name	Year of Birth
Andreas Bodmeier	1988
Scott Gordon	1961
Umesh Mahajan	1971
John Mazarakis	1976
Peter Sack	1989

Below is biographical information for Mr. Mazarakis and Dr. Bodmeier. For biographical information relating to Messrs. Gordon, Mahajan and Sack, please see the section entitled “Management of LIEN.”
John Mazarakis co-founded Chicago Atlantic in April 2019 and has served as REFI’s Executive Chairman since REFI’s inception. Mr. Mazarakis is the Co-Executive Chairman and Chief Executive Officer of Vireo Growth Inc., a Canada-based cannabis company whose mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs, since December 2024. As a proven entrepreneur and operator with successful ventures in real estate, retail, and hospitality, Mr. Mazarakis brings over 20 years of entrepreneurial, operational, and managerial experience. He has built a 30+ restaurant chain with more than 1,200 employees, established a real estate portfolio of over 30 properties, developed over 1 million square feet of commercial real estate, and completed multiple real estate financing transactions, at a cumulative annual growth rate exceeding 25%. He has invested in and served as an advisor to multiple successful startups. Mr. Mazarakis holds a Bachelor of Arts in Economics from the University of Delaware and a Master of Business Administration from The University of Chicago Booth School of Business.

Andreas A. Bodmeier, Ph.D. co-founded Chicago Atlantic in April 2019 and served as Chief Executive Officer of LIEN from October 2024 until March 2025. Dr. Bodmeier also served as REFI’s Co-President and Chief Investment Officer from its inception in 2021 until March 2024 and as REFI’s President and Chief Investment Officer from March 2024 until March 2026. From October 2019 until December 2020, Dr. Bodmeier was a Senior Advisor to the Deputy Secretary in the Immediate Office of the Secretary at the United States Department of Health and Human Services focused on policy evaluation and the Department’s response to COVID-19. From June 2015 until March 2019, Dr. Bodmeier was President of Quantitative Treasury Analytics, LLC, a boutique consulting firm focused on risk management for corporate clients as well as advising on capital structure decisions and investor relations. From May 2017 until March 2019, Dr. Bodmeier was Co-founder, Chief Investment Officer, and Chief Compliance Officer of Kinetik Finance, Inc., an SEC-registered online investment adviser for 401(k) or 403(b) retirement accounts, where he built the firm’s investment methodology and compliance program. Dr. Bodmeier has also served as a consultant for hedge funds, proprietary trading firms, commercial and consumer lenders, and pharmaceutical companies. His academic research at The University of Chicago Booth School of Business focused on capital market anomalies, portfolio allocation, and risk management. Dr. Bodmeier holds a Ph.D. in Finance and Master of Business Administration from The University of Chicago Booth School of Business. Dr. Bodmeier received a Bachelor of Science in Mathematics and a Bachelor of Science in Physics from Freie University Berlin, Germany, a Bachelor of Science in Business Economics from University of Hagen, Germany, and a Master of Science in Statistics from Humboldt University Berlin, Germany.
The table below shows the dollar range of shares of LIEN Common Stock beneficially owned as of July 22, 2026 by each member of the LIEN Adviser Investment Committee based on the closing price of LIEN Common Stock as reported on NASDAQ as of July 21, 2026 as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000:

Name of LIEN Adviser Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Andreas Bodmeier	Over $100,000(3)
Scott Gordon	Over $100,000(4)
Umesh Mahajan	[$50,001 - $100,000]
John Mazarakis	Over $100,000(5)
Peter Sack	[$50,001 - $100,000]

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)
The dollar range of equity securities of LIEN beneficially owned is calculated by multiplying the closing price of LIEN Common Stock on [ ], 2026 on NASDAQ, times the number of shares of LIEN Common Stock beneficially owned.

(3)
Includes 25,000 shares of LIEN Common Stock held directly by Dr. Bodmeier and 3,128,408 shares of LIEN Common Stock held indirectly through LIEN Adviser and Chicago Atlantic Group, LP. Dr. Bodmeier directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Dr. Bodmeier disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Dr. Bodmeier is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(4)
Includes 36,024 shares of LIEN Common Stock held directly by Mr. Gordon and 2,887,204 shares of LIEN Common Stock held indirectly through LIEN Adviser. Mr. Gordon directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Gordon disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Mr. Gordon is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

(5)
Includes 3,128,408 shares of LIEN Common Stock held indirectly through LIEN Adviser and Chicago Atlantic Group, LP. Mr. Mazarakis directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares of LIEN Common Stock held by LIEN Adviser. Mr. Mazarakis disclaims beneficial ownership of the shares of LIEN Common Stock held by LIEN Adviser except to the extent of his pecuniary interest therein. The address for Mr. Mazarakis is c/o Chicago Atlantic Group, LP, 420 North Wabash Avenue, Suite 500, Chicago, Illinois 60611.

In addition to managing the investments of LIEN, John Mazarakis, Peter Sack and Andreas Bodmeier also manage investments on behalf of REFI as members of the REFI Manager Investment Committee. The table below lists the number of other accounts for which each current member of the LIEN Adviser Investment Committee was primarily responsible for the day-to-day management as of [ ], 2026.

Name of LIEN Adviser Investment Committee Member	Type of Accounts(1)	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Andreas Bodmeier	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
Scott Gordon	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
Umesh Mahajan	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
John Mazarakis	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
Peter Sack	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]

(1)	For purposes of this table, Registered Investment Companies include BDCs.

BUSINESS OF REFI
The information in “Item 1. Business” in Part I of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF REFI
REFI has historically operated as a REIT and has not been subject to the financial highlights presentation requirements applicable to BDCs. REFI’s audited consolidated financial statements for the fiscal year ended December 31, 2025, and REFI’s unaudited consolidated financial statements for the three months ended March 31, 2026, are set forth in REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, respectively, each of which is incorporated herein by reference. See “Business of REFI” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of REFI” for additional information regarding REFI’s historical financial performance.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF REFI
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 is incorporated herein by reference.

SENIOR SECURITIES OF REFI
Information about REFI’s senior securities is shown as of the dates indicated in the below table. This information about REFI’s senior securities should be read in conjunction with REFI’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of REFI”. The report of REFI’s independent registered public accounting firm on the senior securities table is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
March 31, 2026 (unaudited)	$67.1	$—	—	N/A
December 31, 2025	49.1	—	—	N/A
December 31, 2024	55.0	—	—	N/A
December 31, 2023	66.0	—	—	N/A
December 31, 2022	58.0	—	—	N/A
December 31, 2021	0.0	—	—	N/A
Notes Payable
March 31, 2026 (unaudited)	$50.0	$—	—	N/A
December 31, 2025	50.0	—	—	N/A
December 31, 2024	50.0	—	—	N/A
Total Senior Securities
March 31, 2026 (unaudited)	$117.1	$3,592.2	—	N/A
December 31, 2025	99.1	4,106.1	—	N/A
December 31, 2024	105.0	3,942.5	—	N/A
December 31, 2023	66.0	5,119.0	—	N/A
December 31, 2022	58.0	5,552.3	—	N/A
December 31, 2021	0.0	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of REFI’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, so the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon REFI's involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF REFI
The following table sets forth certain information regarding each of the portfolio companies in which REFI had a debt or equity investment as of March 31, 2026.(1) REFI may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, REFI’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

Issuer	Address	Industry	Instrument	All in Rate(2)	Maturity	Principal	Cost	Fair Value	Tickmarks
Aeriz Holdings Corp	351 West Hubbard Street, Suite 708 Chicago, IL 60654	Cannabis	First lien senior secured delayed draw term loan	12.75% (P + 5.75%; 7.00% Floor)	6/30/2028	36,131	35,727	35,047
Assurfund Real Estate Two, LLC	2780 S Jones Boulevard, Suite 200-3858 Las Vegas, NV 89146	Cannabis	First lien senior secured revolver	10.00% (F; 10.00%)	6/12/2026	840	830	840
Assurfund Real Estate Two, LLC	2780 S Jones Boulevard, Suite 200-3858 Las Vegas, NV 89146	Cannabis	First lien senior secured revolver	10.00% (F; 10.00%)	6/12/2026	2,065	2,042	2,065
Battle Green Holdings, LLC	306 E Gay St Columbus, OH 43215	Cannabis	First lien senior secured delayed draw term loan	16.50% (P + 7.00%; 2.00% PIK; 7.50% Floor)	10/31/2027	15,327	15,218	15,327
BeLeaf Medical, LLC	6910 N. Holmes Street, Suite 380 Gladstone, MO 64118	Cannabis	First lien senior secured term loan	13.25% (P + 5.75%; 7.50% Floor)	8/20/2028	11,398	11,261	11,341
Canopy Growth Corporation	1 Hershey Drive Smiths Falls, Ontario	Cannabis	First lien senior secured term loan	9.91% (S + 6.25%; 3.66% Floor)	1/31/2031	16,212	13,786	13,786
Canopy Growth Corporation	1 Hershey Drive Smiths Falls, Ontario	Cannabis	Warrants	n.a	n.a		1,328	1,122	(6)
Common C GP LLC	1617 Pratt Ave. Marshall, MI 49068	Cannabis	First lien senior secured term loan	11.50% (P + 3.00%; 8.50% Floor)	12/31/2026	27,111	27,109	25,213
Common C GP LLC	1617 Pratt Ave. Marshall, MI 49068	Cannabis	First lien senior secured term loan	10.00% (F; 10.00% PIK)	12/31/2026	2,306	2,288	2,329
DRCN Holdings, LLC	144 Heath Drive Charles Town, WV 25414	Cannabis	First lien senior secured delayed draw term loan	12.00% (F; 12.00%)	6/30/2026	8,492	8,492	8,280
Dreamfields Brands, Inc. (d/b/a Jeeter)	65000 Two Bunch Palms Trail Desert Hot Springs, CA 92240	Cannabis	First lien senior secured delayed draw term loan	16.25% (P + 8.75%; 7.50% Floor)	9/30/2028	7,439	7,297	7,365
Dreamfields Brands, Inc. (d/b/a Jeeter)	65000 Two Bunch Palms Trail Desert Hot Springs, CA 92240	Cannabis	First lien senior secured term loan	15.00% (F; 12.00%; 3.00% PIK)	9/30/2028	24,769	24,565	24,769
Eastern Investment Group LLC	307 Nicodemus Road Reisterstown, MD 21136	Cannabis	First lien senior secured term loan	11.91% (F; 11.91%)	5/29/2026	10,000	10,000	8,950	(3)
El Mirage - Optima Consulting Services, LLC	9315 N El Mirage Road El Mirage, AZ 85335	Cannabis	First lien senior secured delayed draw term loan	11.91% (F; 11.91%)	6/17/2026	6,627	6,627	6,030	(3)
Elevation Cannabis, LLC	6120 E. Connecticut Ave. Kansas City, MO 64120	Cannabis	First lien senior secured delayed draw term loan	16.25% (P + 7.75%; 8.50% Floor)	12/31/2026	9,495	9,470	9,495
FarmaceuticalRX LLC	2000 Harvey Ave, East Liverpool, OH 43920	Cannabis	First lien senior secured term loan	13.75% (P + 1.75%; 5.00% PIK; 7.00% Floor)	12/31/2026	47,756	47,756	48,754	(4)
Flowery - Bill’s Nursery, Inc.	30020 SW 205th Avenue Homestead, FL 33030	Cannabis	First lien senior secured delayed draw term loan	16.00% (F; 11.00%; 5.00% PIK)	12/31/2027	21,199	21,167	20,987
FLUENT Corp.	5540 W. Executive Dr, Suite 100 Tampa, FL 33609 (Hillsborough County)	Cannabis	First lien senior secured term loan	13.00% (F; 12.00%; 1.00% PIK)	11/24/2028	17,007	16,784	16,837
FLUENT Corp.	5540 W. Executive Dr, Suite 100 Tampa, FL 33609 (Hillsborough County)	Cannabis	First lien senior secured bridge loan	13.00% (F; 13.00% PIK)	12/31/2026	1,678	1,678	1,678
Hive Holdings, Inc.	2000 Northwestern Drive Coal Township, PA 17866	Cannabis	Second lien senior secured term loan	9.00% (F; 9.00%)	3/31/2028	14,550	14,497	14,550	(5)
Hive Holdings, Inc.	2000 Northwestern Drive Coal Township, PA 17866	Cannabis	Second lien senior secured term loan	9.00% (F; 9.00%)	3/31/2028	14,577	14,522	14,577	(5)
Illicit - S1 Enterprises, Inc.	3823 N. Cobbler Road Independence, MO 64058	Cannabis	First lien senior secured term loan	13.91% (S + 10.19%; 3.72% Floor)	12/31/2028	4,940	4,822	4,792
Kapple Holdings LLC (Cannabis & Glass)	PO Box 998 Dorado, PR 00646	Cannabis	First lien senior secured term loan	14.25% (S + 10.25%; 4.00% Floor)	7/28/2028	700	680	697

Issuer	Address	Industry	Instrument	All in Rate(2)	Maturity	Principal	Cost	Fair Value	Tickmarks
Monster Holdings Corp	1255 Falahee Rd. Jackson, MI 49203	Cannabis	First lien senior secured delayed draw term loan	15.00% (P + 6.50%; 8.50% Floor)	1/30/2026	3,157	3,156	2,879	(3)
New York Social Equity Cannabis Investment Fund, L.P.	100 Wall Street, 18th Floor New York, NY 10005	Cannabis	First lien senior secured delayed draw term loan	15.00% (F; 15.00%)	6/29/2036	21,312	21,312	21,312
Oasis - AZ GOAT AZ LLC	6501 E. Greenway Pkwy, Suite 103 #486 Scottsdale, AZ 85254	Cannabis	First lien senior secured term loan	15.50% (P + 7.50%; 8.00% Floor)	3/31/2027	1,320	1,307	1,287
Revolution Global Health, Inc.	1200 N. North Branch Street, 2nd Floor Chicago, IL 60642	Cannabis	First lien senior secured term loan	13.75% (P + 6.25%; 7.50% Floor)	1/1/2027	27,150	27,103	26,607
Subsero Holdings - Illinois, Inc	1000 S Old Woodward Avenue, Suite 105 Birmingham, MI 48009	Cannabis	First lien senior secured delayed draw term loan	16.00% (P + 7.00%; 2.00% PIK; 7.00% Floor)	7/29/2026	6,427	6,421	6,684
TheraTrue, Inc.	4062 Peachtree Road SE, Suite A300 Atlanta, GA 30319	Cannabis	First lien senior secured term loan	14.50% (F; 14.50%)	3/13/2027	271	268	273
Verano Holdings Corp.	224 W. Hill Street, Suite 400 Chicago, IL 60610	Cannabis	First lien senior secured revolver	10.88% (S + 6.88%; 4.00% Floor)	2/28/2029	53,333	53,052	53,067
Total Investments						413,590	410,565	406,940

1)	Amounts are presented in thousands. The table above does not reflect the impact of the Koach Transaction, which was completed on July 9, 2026.
2)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread, subject to a benchmark interest rate floor. The benchmark rate is determined via the Credit or Loan Service Agreement, such as the Secured Overnight Financing Rate (“S”) or the U.S. Prime Rate (“P”). The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. S loans are typically indexed to 30-day, 90-day or 180-day rates (“1M,” “3M” or “6M”, respectively) as defined in the Credit or Loan Service Agreement. As of March 31, 2026, rates for 1M S, 3M S and 6M S are 3.65%, 3.68%, and 3.86%, respectively. As of March 31, 2026, the P was 6.75%. Loans identified as “F” pay interest at the fixed rate listed in the table. Payment-in-kind component of interest is identified as “PIK.”

3)	Indicates an investment on non-accrual status as of March 31, 2026.
4)
As disclosed in REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, the following borrowers are related parties of REFI because certain common control affiliates of REFI can exercise significant influence over certain credit parties to the loan agreement by virtue of voting representation on its board of managers.

5)
As disclosed in REFI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, the following remains a related-party loan because an affiliated co-lender owns the membership interests of the original borrower credit parties following a foreclosure completed in 2025.

6)	Indicates a non-income producing investment as of March 31, 2026.

MANAGEMENT AGREEMENTS OF REFI
The information in “Item 1. Business — Our Manager” in Part I of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF REFI
The information in “Related Party Transactions and Certain Relationships” in REFI’s most recent definitive proxy statement on Schedule 14A, filed with the SEC on April 23, 2026, is incorporated herein by reference.
Members of the REFI Special Committee will receive a fixed cash fee of $50,000, payable in two installments, in recognition of the additional time and responsibilities associated with serving on the REFI Special Committee. This fee is in addition to the compensation payable to REFI Independent Directors for their regular REFI Board and committee service and is not contingent upon the consummation of the Merger.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF REFI
The following table sets forth, as of July 22, 2026, the beneficial ownership information of each current REFI director, as well as REFI’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of REFI Common Stock, and the REFI executive officers and directors as a group. Percentage of beneficial ownership is based on 25,621,146 shares of REFI Common Stock outstanding as of July 22, 2026.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to REFI by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of REFI Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons.
To REFI’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of REFI Common Stock beneficially owned by such REFI Shareholder. The address of all REFI executive officers and directors is c/o Chicago Atlantic Real Estate Finance, Inc., 420 N. Wabash Avenue, Suite 500, Chicago, IL 60611.

Name	Number of Shares of REFI Common Stock Owned Beneficially(1)	Percentage of REFI Common Stock Outstanding(2)	Pro Forma Percentage of LIEN Common Stock Outstanding
5% Holders
BlackRock	1,300,365(10)	5.1%	[•]%
Interested Directors:
John Mazarakis	490,230(3)	1.9%	[•]%
Anthony Cappell	421,706(4)	1.6%	[•]%
Independent Directors:
Jason Papastavrou	63,870(6)(7)	*	[•]%
Brandon Konigsberg	33,870(7)	*	[•]%
Elizabeth Stavola	6,324(11)	*	[•]%
Executive Officers:
Peter Sack	118,356(5)	*	[•]%
Phillip Silverman	71,516(8)	*	[•]%
David Kite	96,615(9)	*	[•]%
All Executive Officers and Directors as a Group (8 persons)	1,302,487	5.1%	[•]%

* Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 25,621,146 shares of REFI Common Stock issued and outstanding as of July 22, 2026.
(3)
Includes 453,706 shares of REFI Common Stock held directly, 5,000 shares of REFI Common Stock held by spouse and 31,524 shares of REFI Common Stock held through ownership of interests in Joppa Seasoning, LLC, of which Mr. Mazarakis owns a 25% interest. Includes 194,252 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 85,100 shares of REFI Common Stock, 43,655 shares of REFI Common Stock,28,398 shares of REFI Common Stock, and 37,099 shares of REFI Common Stock granted on June 1, 2023, April 1, 2024 April 1, 2025, and April 20, 2026, respectively. Pursuant to the terms of the award agreements, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively.

(4)
Includes 227,454 shares of REFI Common Stock held directly and 194,252 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 85,100 shares of REFI Common Stock, 43,655 shares of REFI Common Stock, 28,398 shares of REFI Common Stock, and 37,099 shares of REFI Common Stock granted on June 1, 2023, April 1, 2024 April 1, 2025, and April 20, 2026, respectively. Pursuant to the terms of the award agreements, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively.

(5)
Includes 10,846 shares of REFI Common Stock held directly and 107,510 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 3,125 shares of REFI Common Stock, 27,500 shares of REFI Common Stock, 11,388 shares of REFI Common Stock, 28,398 shares of REFI Common Stock and 37,099 shares of REFI Common Stock granted on December 10, 2021, June 1, 2023, April 1, 2024, April 1, 2025 and April 20, 2026, respectively. Pursuant to the terms of the award agreement governing the 3,125 restricted shares of REFI Common Stock, as amended, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock having vested after 12 months, one-eighth having vested after the quarter ended March 31, 2023, and one-eighth vesting on a quarterly basis thereafter. Pursuant to the terms of the award agreements governing the 27,500, 11,388 and 28,398 restricted shares of REFI Common Stock, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively.

(6)
Includes 38,000 shares of REFI Common Stock held directly of which 20,000 shares of REFI Common Stock are held through separate trusts for non-family beneficiaries of which Dr. Papastavrou serves as trustee.

(7)
Includes 25,870 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 4,688 shares of REFI Common Stock, 4,976 shares of REFI Common Stock, 4,811 shares of REFI Common Stock, 5,071 shares of REFI Common Stock and 6,324 shares of REFI Common Stock granted on December 10, 2021, December 31, 2022, April 1, 2024, April 1, 2025 and April 20, 2026, respectively. Pursuant to the terms of the award agreement governing the 4,688 restricted shares of REFI Common Stock, as amended, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock having vested after 12 months, one-eighth having vested after the quarter ended March 31, 2023, and one-eighth vesting on a quarterly basis thereafter. Pursuant to the terms of the award agreement governing the 4,976 restricted shares of REFI Common Stock, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively. Pursuant to the terms of the award agreements governing the 4,811, 5,071 and 6,324 restricted shares of REFI Common Stock, such shares of REFI Common Stock will vest over a one-year period.

(8)
Includes 3,469 shares of REFI Common Stock held directly and 68,047 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 9,375 shares of REFI Common Stock, 11,500 shares of REFI Common Stock, 5,717 shares of REFI Common Stock, 8,933 shares of REFI Common Stock and 32,462 shares of REFI Common Stock granted on December 10, 2021, June 1, 2023, April 1, 2024, April 1, 2025 and April 20, 2026, respectively. Pursuant to the terms of the award agreement governing the 9,375 restricted shares of REFI Common Stock, as amended, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock having vested after 12 months, one-eighth having vested after the quarter ended March 31, 2023, and one-eighth vesting on a quarterly basis thereafter. Pursuant to the terms of the award agreements governing the 11,500, 5,717 and 8,933 restricted shares of REFI Common Stock, such shares of REFI Common Stock will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively.

(9)
Includes 20,358 shares of REFI Common Stock held directly and 76,257 restricted shares of REFI Common Stock awarded under the REFI Incentive Plan in separate grants in the amounts of 3,125 shares of REFI Common Stock, 5,100 shares of REFI Common Stock, 2,535 shares of REFI Common Stock, 28,398 shares of REFI Common Stock and 37,099 shares of REFI Common Stock granted on December 10, 2021, June 1, 2023, April 1, 2024, April 1, 2025 and April 20, 2026, respectively. Pursuant to the terms of the award agreement governing the 3,125 restricted shares of REFI Common Stock, as amended, such shares will vest over a three-year period, with one-third of the restricted stock having vested after 12 months, one-eighth having vested after the quarter ended March 31, 2023, and one-eighth vesting on a quarterly basis thereafter. Pursuant to the terms of the award agreements governing the 5,100, 2,535 and 28,398 restricted shares of REFI Common Stock, such shares will vest over a three-year period, with one-third of the restricted stock vesting after 12 months, 24 months and 36 months, respectively.

(10)
Beneficial ownership information is as of December 31, 2023, and is based on information reported on a Schedule 13G filed by Blackrock, Inc. with the SEC on January 26, 2024. The schedule indicates that Blackrock, Inc. has sole voting power over 1,300,365 shares of REFI Common Stock and sole dispositive power over 1,319,746 shares of REFI Common Stock. The business address of Blackrock, Inc. is 50 Hudson Yards, New York, New York 10001.

(11)	Includes 6,324 shares of REFI Common Stock awarded under the REFI Incentive Plan on April 20, 2026. The 6,324 shares vested over a one-year period.
The following table sets forth, as of July 22, 2026, the dollar range of REFI’s equity securities that is beneficially owned by each of the current directors of REFI as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or Over $100,000:

Name of Director	Dollar Range of Equity Securities Beneficially Owned in REFI(1)(2)
Interested Director:
John Mazarakis	Over $100,000
Anthony Cappell	Over $100,000
Independent Directors:
Jason Papastavrou	Over $100,000
Brandon Konigsberg	Over $100,000
Elizabeth Stavola	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities of REFI beneficially owned by directors of REFI, if applicable, is calculated by multiplying the closing price per share of REFI Common Stock on the REFI Record Date on the NASDAQ, by the number of shares of REFI Common Stock beneficially owned.

MANAGEMENT OF REFI
The information in “Proposal 1: Election of Directors”, “Corporate Governance”, “Compensation of Directors” and “Compensation of Our Executive Officers” in REFI’s most recent definitive proxy statement on Schedule 14A, filed with the SEC on April 23, 2026, is incorporated herein by reference.

PORTFOLIO MANAGEMENT OF REFI
REFI is externally managed by REFI Manager pursuant to the terms of the REFI Management Agreement. All of REFI’s investment decisions are made by the REFI Manager Investment Committee, subject to oversight by the REFI Board.
REFI’s primary investment objective is to provide attractive, risk-adjusted returns for shareholders over time primarily through consistent current income dividends and other distributions and secondarily through capital appreciation. REFI seeks to achieve this objective by originating, structuring and investing in first mortgage loans and alternative structured financings secured by commercial real estate properties. REFI’s current portfolio is comprised primarily of senior loans to state-licensed operators in the cannabis industry, secured by real estate, equipment, receivables, licenses or other assets of the borrowers to the extent permitted by applicable laws and regulations governing such borrowers.
REFI Manager seeks to originate real estate mortgage loans between $5 million and $200 million, generally with one- to five-year terms and often include required amortization payments throughout the term of the loan. REFI generally acts as a co-lender in such transactions and intends to hold up to $50 million of the aggregate loan amount, with the remainder to be held by affiliates or third party co-investors. Other investment vehicles managed by REFI Manager or affiliates of REFI Manager, including LIEN, may co-invest with REFI or hold positions in a loan that REFI has also invested in, including by means of allocating commitments, participating in loans or other means of syndicating loans. REFI generally will not engage in a co-investment transaction with an affiliate where the affiliate has a senior position to the loan held by REFI. To the extent that an affiliate provides financing to one of REFI’s borrowers, such loans will be working capital loans or loans that are subordinate to REFI loans. REFI may also serve as co-lenders in loans originated by third parties and REFI may also acquire loans or loan participations.
REFI’s senior management team is provided by REFI Manager and includes John Mazarakis, Executive Chairman, Anthony Cappell, Co-Chief Executive Officer, Peter Sack, Co-Chief Executive Officer, David Kite, President and Chief Operating Officer, and Phil Silverman, Chief Financial Officer. REFI Manager is supported by additional investment professionals with significant expertise in executing REFI’s investment strategy and accounting, operational, compliance and legal professionals.
The REFI Manager Investment Committee, which is comprised of John Mazarakis, Anthony Cappell, Peter Sack and David Kite, advises and consults with REFI Manager and its investment professionals with respect to REFI’s investment strategy, portfolio construction, financing, investment guidelines, and risk management, and approves all of REFI’s investments. The investment professionals of REFI Manager have over 100 years of combined experience in private credit, real estate lending, retail, real estate acquisitions and development, investment advice, risk management, and consulting. Collectively, the investment professionals have originated, underwritten, structured, documented, managed, or syndicated over $8.0 billion in credit and real estate transactions during their careers, which includes loans to cannabis operators, loans to companies engaged in activities unrelated to cannabis, as well as commercial real estate loans. The depth and breadth of the management and investment team allows REFI Manager to address all facets of REFI’s operations.
Pursuant to the REFI Management Agreement, REFI Manager manages the REFI loan portfolio and REFI’s day-to-day operations, subject at all times to the further terms and conditions set forth in the REFI Management Agreement and such further limitations or parameters as may be imposed from time to time by the REFI Board.
The REFI Management Agreement had a three-year initial term that expired on April 30, 2024. After the initial term, the REFI Management Agreement automatically renews for one-year periods unless REFI or REFI Manager elects not to renew in accordance with the terms of the REFI Management Agreement. On April 30, 2026, the REFI Management Agreement was automatically renewed and will continue in effect until the BDC Election Time.
For additional information regarding REFI’s investment processes, see the information provided in “Investment Processes” included in “Item 1. Business” in Part I of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated herein by reference.
The compensation packages of the REFI Manager Investment Committee members from REFI Manager include an annual base salary and an annual individual performance bonus. None of REFI Manager’s investment professionals receive any direct compensation from REFI in connection with the management of REFI’s portfolio. The members of the REFI Manager Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of REFI’s portfolio. Information regarding the REFI Manager Investment Committee, is as follows:

Name	Year of Birth
John Mazarakis	1976
Anthony Cappell	1983
Peter Sack	1989
David Kite	1971

Below is biographical information for each of the members of the REFI Manager Investment Committee named above.
John Mazarakis co-founded Chicago Atlantic in April 2019 and has served as REFI’s Executive Chairman since REFI’s inception. Mr. Mazarakis is the Co-Executive Chairman and Chief Executive Officer of Vireo Growth Inc., a Canada-based cannabis company whose mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs, since December 2024. As a proven entrepreneur and operator with successful ventures in real estate, retail, and hospitality, Mr. Mazarakis brings over 20 years of entrepreneurial, operational, and managerial experience. He has built a 30+ restaurant chain with more than 1,200 employees, established a real estate portfolio of over 30 properties, developed over 1 million square feet of commercial real estate, and completed multiple real estate financing transactions, at a cumulative annual growth rate exceeding 25%. He has invested in and served as an advisor to multiple successful startups. Mr. Mazarakis holds a Bachelor of Arts in Economics from the University of Delaware and a Master of Business Administration from The University of Chicago Booth School of Business.
Anthony Cappell co-founded Chicago Atlantic Group in April 2019 and served as REFI’s Chief Executive Officer from REFI’s inception until March 2024 and as REFI’s Co-Chief Executive Officer from March 2024 to the present. Prior to founding Chicago Atlantic Group, Mr. Cappell was a Managing Director and Head of Underwriting at Stonegate Capital, a private credit investment firm focused on lower middle market businesses and emerging brands from July 2016 to October 2018. At Stonegate, he was responsible for credit, underwriting, and the growth strategy of the loan portfolio. Previously, from January 2013 to June 2016, he was a Senior Underwriter at First Midwest Bank and at Gibraltar Business Capital where he worked on a number of specialty finance transactions including technology, software, turnaround/distressed and re-discount loans. He began his career at Wells Fargo Capital Finance focused on a wide array of industries and loan structures from November 2008 to December 2012. Mr. Cappell holds a BA from the University of Wisconsin — Milwaukee and an MBA from The University of Chicago Booth School of Business.
Peter Sack served as REFI’s Co-President from July 2021 until March 2024 and currently serves as REFI’s Co-Chief Executive Officer from March 2024 to the present. Mr. Sack is a credit investor and portfolio manager with experience investing across the capital structure. Mr. Sack also serves as the Chief Executive Officer of LIEN since March 2025. Prior to joining Chicago Atlantic, Mr. Sack was a Principal at BC Partners Credit from July 2018 to June 2021, where he sourced and underwrote across the firm’s opportunistic and senior lending strategies in a wide array of industries. Previously, Mr. Sack was an Associate at Atlas Holdings LLC, a private-equity firm focused on supporting distressed manufacturing and distribution companies globally, from July 2012 to June 2016. Mr. Sack holds a BA in East Asian Studies from Yale University, a MBA from the Wharton School of the University of Pennsylvania, and was a Fulbright Scholar at Sun Yat-sen University China.
David Kite is a Managing Partner at Chicago Atlantic and has served as REFI’s President since March 2026 and as REFI’s Chief Operating Officer since December 2021. Mr. Kite began his career as a commodities trader with Commodities Corp where legendary traders Paul Tudor Jones, Bruce Kovner and Louis Bacon launched their careers. Soon after, Mr. Kite founded K&K Capital Management, where he created a proprietary trading strategy which at its peak managed in excess of $250 million. In 2013, Mr. Kite transitioned to real estate as Partner and Chief Operating Officer of Free Market Ventures a boutique private equity real estate company where he developed over 200 multifamily units, built over 100,000 square feet of cannabis cultivation warehouses, acquired and managed over 250,000 square feet of office space, purchased in excess of $25 million in distressed debt and receiver liens and oversaw all aspects of the company including deal structure, capital raising, debt financing, due diligence, acquisitions, asset management and dispositions. Mr. Kite holds a BA in Economics from the University of Illinois and an MBA from the University of Chicago Booth School of Business.

The table below shows the dollar range of shares of REFI Common Stock beneficially owned as of [ ], 2026 by each member of the REFI Manager Investment Committee based on the closing price of REFI Common Stock as reported on NASDAQ as of [ ], 2026 as one of the following dollar ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or Over $100,000:

Name of REFI Manager Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned(1)(2)
John Mazarakis	Over $100,000
Anthony Cappell	Over $100,000
Peter Sack	Over $100,000
David Kite	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)
The dollar range of equity securities of REFI beneficially owned is calculated by multiplying the closing price of REFI Common Stock on [July 22], 2026 on NASDAQ, times the number of shares of REFI Common Stock beneficially owned.

In addition to managing the investments of REFI, John Mazarakis and Peter Sack manage investments on behalf of LIEN as members of the LIEN Adviser Investment Committee. The table below lists the number of other accounts for which each current member of the REFI Manager Investment Committee was primarily responsible for the day-to-day management as of [ ], 2026.

Name of Manager Investment Committee Member	Type of Accounts(1)	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (inmillions)
John Mazarakis	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
Anthony Cappell	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
Peter Sack	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]
David Kite	Registered Investment Companies:	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts:	[ ]	$[ ]	[ ]	$[ ]

(1)	For purposes of this table, Registered Investment Companies include BDCs.

DESCRIPTION OF CAPITAL STOCK OF LIEN
The following description is based on relevant portions of the MGCL and on the LIEN Charter and LIEN Bylaws. This summary is not necessarily complete; you should refer to the LIEN Charter and LIEN Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the LIEN Charter, LIEN’s authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase LIEN’s stock. Under the LIEN Charter, the LIEN Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining shareholder approval. As permitted by the MGCL, the LIEN Charter provides that the LIEN Board, without any action by LIEN Shareholders, may amend the LIEN Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that LIEN has the authority to issue.
The following table presents LIEN’s outstanding classes of securities as of July 28, 2026:

Title of Class	Amount Authorized	Amount Held by LIEN or for LIEN’s Account	Amount Outstanding Exclusive of Amount Held by LIEN or for LIEN’s Account
Common Stock	100,000,000	—	22,820,590

Common Stock
None of LIEN’s shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).
LIEN Common Stock is listed on NASDAQ under the ticker symbol “LIEN.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, LIEN Shareholders generally will not be personally liable for LIEN’s debts or obligations.
All shares of LIEN Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of LIEN Common Stock if, as and when authorized by the LIEN Board and declared by LIEN out of assets legally available therefor. Shares of LIEN Common Stock have no preemptive, exchange, conversion or redemption rights, generally have no appraisal rights, and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up, each share of LIEN Common Stock would be entitled to share ratably in all of LIEN’s assets that are legally available for distribution after LIEN pays all debts and other liabilities and subject to any preferential rights of holders of LIEN’s preferred stock, if any preferred stock is outstanding at such time. Each share of LIEN Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of LIEN Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of LIEN’s directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
The LIEN Charter authorizes the LIEN Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by LIEN’s existing shareholders. Under the terms of the LIEN Charter, the LIEN Board is authorized to issue preferred stock in one or more classes or series without shareholder approval. Prior to issuance of any other class or series of stock, the LIEN Board is required by the MGCL and the LIEN Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the LIEN Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of LIEN Common Stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The

1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to LIEN Common Stock and before any purchase of LIEN Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of LIEN’s gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. LIEN believes that the availability for issuance of preferred stock will provide LIEN with increased flexibility in structuring future financings and acquisitions. However, LIEN does not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The LIEN Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which the LIEN Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The LIEN Charter obligates LIEN, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at LIEN’s request, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee, or agent, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The LIEN Bylaws permit LIEN to indemnify and advance expenses to employees and agents who are not officers or directors to the extent permissible under the MGCL and the 1940 Act and as may be determined by the LIEN Board. In accordance with the 1940 Act, LIEN will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Provisions of the MGCL, the LIEN Charter and the LIEN Bylaws Could Deter Takeover Attempts
Provisions of the MGCL and of the LIEN Charter and the LIEN Bylaws could deter takeover attempts and have an adverse impact on the price of LIEN Common Stock. The MGCL, the LIEN Charter and the LIEN Bylaws contain provisions that may discourage, delay or make more difficult a change in control of LIEN or the removal of LIEN’s directors. In addition to the matters described below, LIEN has adopted other measures pursuant to the MGCL, some of which are described above, that may make it difficult for a third-party to obtain control of LIEN, including provisions of the LIEN Charter authorizing the LIEN Board to classify or reclassify shares of LIEN’s stock in one or more classes or series, to cause the issuance of additional shares of LIEN’s stock, and to amend the LIEN Charter, without shareholder approval, to increase or decrease the number of shares of stock that LIEN has authority to issue. These provisions, as well as other provisions of the LIEN Charter and the LIEN Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the LIEN Shareholders.
These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of LIEN to negotiate first with the LIEN Board. LIEN believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
The LIEN Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of the LIEN Shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board of directors may render a change in control of LIEN or removal of LIEN’s incumbent management more difficult. LIEN believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of LIEN’s management and policies.
Election of Directors
The LIEN Charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless the LIEN Bylaws provide otherwise. The LIEN Bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of shareholders duly called and at which a quorum is present will be required to elect a director, unless there is a contested election, in which case a director will be elected only if the director receives a majority of the votes entitled to be cast for that director. The LIEN Board has the exclusive right to amend the LIEN Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
The LIEN Charter provides that the number of directors will be set only by the LIEN Board in accordance with the LIEN Bylaws. The LIEN Bylaws provide that a majority of the LIEN Board may at any time increase or decrease the number of directors. However, unless the LIEN Bylaws are amended, the number of directors may never be less than one nor more than 15. Pursuant to Section 3-802(b) of the MGCL, LIEN has elected in the LIEN Charter to be subject to Section 3-804(c) of the MGCL regarding the filling of vacancies on the LIEN Board. Accordingly, except as may be provided by the LIEN Board in setting the terms of any class or series of preferred stock, any and all vacancies on the LIEN Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.
The LIEN Charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in the LIEN Charter, and then only by the affirmative vote of at least 80% of the votes entitled to be cast generally in the election of directors.
Action by LIEN Shareholders
Under the MGCL, unless a corporation’s charter provides otherwise (which the LIEN Charter does not) shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the LIEN Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
The LIEN Bylaws provide that with respect to an annual meeting of shareholders, nominations of individuals for election to the LIEN Board and the proposal of other business to be considered by shareholders may be made only (1) pursuant to LIEN’s notice of the meeting, (2) by or at the direction of the LIEN Board or (3) by any shareholder who was a shareholder of record at the record date set by the LIEN Board for the purpose of determining shareholders entitled to vote at the meeting, at the time of giving notice as provided for in the LIEN Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of the LIEN Bylaws. With respect to special meetings of shareholders, only the business specified in LIEN’s notice of the meeting may be brought before the meeting. Nominations of individuals for election to the LIEN Board at a special meeting may be made only (1) by or at the direction of the LIEN Board or (2) provided that the special meeting has been properly called for the purpose of electing directors, by any shareholder who was a shareholder of record at the record date set by the LIEN Board for the purpose of determining shareholders entitled to vote at the meeting, at the time of giving notice as provided for in the LIEN Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the LIEN Bylaws.
The purpose of requiring shareholders to give LIEN advance notice of nominations and other business is to afford the LIEN Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the LIEN Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the LIEN Bylaws do not give the LIEN Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to LIEN and LIEN Shareholders.
Calling of Special Meetings of LIEN Shareholders
The LIEN Bylaws provide that special meetings of shareholders may be called by the LIEN Board, the Chairperson of the LIEN Board, and certain of LIEN’s officers. Additionally, the LIEN Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by LIEN’s secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of the LIEN Charter and the LIEN Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The LIEN Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter if such action is declared advisable by the LIEN Board.
However, the LIEN Charter provides that approval of the following matters requires the affirmative vote of shareholders entitled to cast at least 80% of the votes entitled to be cast on the matter:
(a)
amendments to the provisions of the LIEN Charter relating to LIEN’s purpose, the classification of the LIEN Board, the power of the LIEN Board to fix the number of directors and to fill vacancies on the LIEN Board, the vote required to elect or remove a director, amendments to the LIEN Charter, extraordinary transactions, and the LIEN Board’s exclusive power to amend the LIEN Bylaws;

(b)	LIEN Charter amendments that would convert LIEN from a closed-end company to an open-end company or make LIEN Common Stock a redeemable security (within the meaning of the 1940 Act);
(c)	LIEN’s liquidation or dissolution or any amendment to the LIEN Charter to effect any such liquidation or dissolution;

(d)	any merger, consolidation, conversion, share exchange, or sale or exchange of all or substantially all of LIEN’s assets;
(e)
transaction between LIEN and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of LIEN’s directors generally, or any person controlling, controlled by, or under common control with, employed by or acting as an agent of, any such person or member of such group; or

(f)
issuance or transfer by LIEN (in one transaction or a series of transactions in any 12-month period) of any securities of LIEN to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value (as determined by the LIEN Board) of $1,000,000 or more excluding (i) issuances or transfers of debt securities of LIEN, (ii) sales of any securities of LIEN in connection with a public offering, (iii) issuances of any securities of LIEN pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by LIEN, (iv) issuances of any securities of LIEN upon the exercise of any stock subscription rights distributed by LIEN and (v) portfolio transactions effected by LIEN in the ordinary course of business.

However, if such amendment, proposal, or transaction is approved by at least two-thirds of LIEN’s continuing directors (in addition to approval by the LIEN Board), such amendment, proposal, or transactions may be approved by a majority of the votes entitled to be cast on such a matter, except that any of the proposals or transactions contemplated by paragraphs (d), (e) or (f) above that would not otherwise require shareholder approval under the MGCL will not require further shareholder approval unless another provision of the LIEN Charter requires such approval. In either event, in accordance with the requirements of the 1940 Act, any such amendment, proposal, or transaction that would have the effect of changing the nature of LIEN’s business so as to cause LIEN to cease to be, or to withdraw its election as, a BDC would be required to be approved by a majority of LIEN’s outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in the LIEN Charter as (1) LIEN’s current directors as named therein, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of such named directors then on the LIEN Board, or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or successor continuing directors then in office. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.
The LIEN Charter and the LIEN Bylaws provide that the LIEN Board shall have the exclusive power to adopt, alter or repeal any provision of the LIEN Bylaws and to make new LIEN Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, the LIEN Charter provides that LIEN Shareholders will not be entitled to exercise appraisal rights unless the LIEN Board, upon the affirmative vote of a majority of the entire LIEN Board, shall determine that such rights shall apply.
Control Share Acquisitions
LIEN is subject to Subtitle 7 of Title 3 of the MGCL, the “Maryland Control Share Acquisition Act.” The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
In general, the requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above or increases its ownership within one of the tiers for which shareholder approval was previously obtained. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders’ meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the LIEN Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of shareholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a shareholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the LIEN Charter or LIEN Bylaws of the corporation. The LIEN Bylaws provide that the Maryland Control Share Acquisition Act does not apply to shares acquired by LIEN Adviser and/or LIEN Adviser’s affiliates. The SEC staff previously took the position that, if a BDC failed to opt-out of the Maryland Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC has since withdrawn its previous position and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that opts in to being subject to the Maryland Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, LIEN may amend the LIEN Bylaws to be subject to the Maryland Control Share Acquisition Act, but will do so only if the LIEN Board determines that it would be in LIEN’s best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
LIEN is subject to Subtitle 6 of Title 3 of the MGCL, the “Maryland Business Combination Act,” subject to any applicable requirements of the 1940 Act. Pursuant to the Maryland Business Combination Act, certain “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Such “business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of outstanding voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder. The LIEN Board has adopted a resolution that any business combination between LIEN and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the LIEN Board, including a majority of the LIEN Independent Directors.
This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the LIEN Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of LIEN and increase the difficulty of consummating such a transaction.
Subtitle 8 Title 3 of the Maryland General Corporation Law
LIEN is subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, without shareholder approval, and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds shareholder vote requirement for removing a director; a requirement that the number of directors may be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and that directors elected to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred; and that the request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting is required for the calling of a special meeting of shareholders. Through provisions in the LIEN Charter and the LIEN Bylaws, some unrelated to Subtitle 8, LIEN already includes provisions classifying the LIEN Board in three classes serving staggered three-year terms; requires the affirmative vote of the holders of not less than 80% of all of the votes entitled to be cast on the matter for the removal of any director from the LIEN Board, which removal is allowed only for cause; vests in the LIEN Board the exclusive power to fix the number of directorships, subject to limitations set forth in the LIEN Charter and the LIEN Bylaws, and fills vacancies for the remainder of the full term of the class of directors in which the vacancy occurred; and require the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a shareholder-initiated special meeting.
Forum Selection Clause
The LIEN Bylaws provide that, unless LIEN consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on LIEN’s behalf, (b) any Internal Corporate Claim, as such term is defined in the MGCL, (c) any action asserting a claim of breach of any duty owed by any of LIEN’s directors, officers, employees or other agents to LIEN or to LIEN Shareholders, (d) any action asserting a claim against LIEN or any of LIEN’s directors, officers, employees or other agents arising pursuant to any provision of the MGCL, the LIEN Charter or the LIEN Bylaws, or (e) any other action asserting a claim against LIEN or any of LIEN’s directors, officers, employees or other agents that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division. Notwithstanding the foregoing, this provision does not apply to claims arising under the federal securities laws, or any other claim for which the federal courts have exclusive jurisdiction.

DESCRIPTION OF CAPITAL STOCK OF REFI
The following description is based on relevant portions of the MGCL and on the REFI Charter and REFI Bylaws. This summary is not necessarily complete, and you should refer to the REFI Charter and REFI Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the REFI Charter, REFI’s authorized capital stock consists of up to 100 million shares of REFI Common Stock and up to 10 million shares of preferred stock, $0.01 par value per share (the “REFI Preferred Stock”), of which [25,621,146] shares of REFI Common Stock and no shares of REFI Preferred Stock were outstanding as of [July 22], 2026. The REFI Board, with the approval of a majority of the entire REFI Board and without any action by REFI Shareholders, may amend the REFI Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that REFI has authority to issue. Under Maryland law, REFI Shareholders generally are not liable for REFI’s debts or obligations solely as a result of their status as shareholders.
REFI Common Stock is listed on the NASDAQ under the ticker symbol “REFI.” There are no outstanding options or warrants to purchase REFI Common Stock. [ ] shares of REFI Common Stock have been authorized for issuance under the 2021 Omnibus Incentive Plan. Under the MGCL, REFI Shareholders generally are not personally liable for REFI’s debts or obligations.
As permitted by the MGCL, the REFI Charter provides that a majority of the REFI Board, without any action by REFI Shareholders, may amend the REFI Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that REFI has the authority to issue. The REFI Charter also provides that the REFI Board may classify or reclassify any unissued shares of REFI Common Stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. Unless the REFI Board determines otherwise, REFI will issue all shares of REFI Common Stock in uncertificated form.
The following presents REFI’s outstanding classes of securities as of [July 22], 2026:

Title of Class	Amount Authorized	Amount Held by REFI or for REFI’s Account	Amount Outstanding Exclusive of Amount Held by REFI or for REFI’s Account
Equity Securities
Common Stock	100,000,000	—	[25,621,146]
Preferred Stock	10,000,000	[ ]	[ ]

Common Stock
The REFI Board may reclassify any unissued shares of REFI Common Stock from time to time into one or more classes or series of stock. Subject to certain provisions of, and except as may otherwise be specified in the REFI Charter, and subject to the rights of the holders of the REFI Preferred Stock, if any, and any other class or series of stock hereinafter classified and designated by the REFI Board:
•
the holders of REFI Common Stock shall have the exclusive right to vote for the election of directors and on all other matters requiring shareholder action, each share entitling the holder thereof to cast one vote on each matter submitted to a vote of shareholders;

•
dividends or other distributions may be declared and paid or set apart for payment upon REFI Common Stock out of any assets or REFI’s funds legally available for the payment of distributions, but only when, as, and if, authorized by the REFI Board; and

•
upon REFI’s voluntary or involuntary liquidation, dissolution or winding up, REFI’s net assets legally available for distribution shall, after the payment of or adequate provision for all known debts and liabilities and any preferential rights of the holders of any then-outstanding shares of REFI Preferred Stock, be distributed pro rata to the holders of REFI Common Stock.

Classified or Reclassified Shares
Prior to the issuance of classified or reclassified shares of any class or series of stock, the REFI Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of REFI’s stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of the REFI Charter and REFI Bylaws and subject to the express terms of any class or series of REFI’s stock outstanding at the time, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause REFI to file articles supplementary with the State Department of Assessments and Taxation of Maryland.
Shareholders’ Consent in Lieu of Meeting
The MGCL generally provides that, unless the charter of the corporation authorizes shareholder action by less than unanimous consent, holders of common stock may take action by consent in lieu of a meeting only if it is given by all such shareholders entitled to vote on the matter. The REFI Charter provides for action by common shareholders by less than unanimous consent, if the action is first advised, and submitted to shareholders for approval, by the REFI Board.
Distributions
The REFI Board from time to time may authorize and REFI may pay to REFI’s shareholders such dividends or other distributions in cash or other property, including in shares of one class of REFI’s capital stock payable to holders of shares of another class of REFI’s stock, as the REFI Board in its discretion shall determine.
Corporate Opportunities
As permitted by the REFI Charter and approved by resolution of the REFI Board, none of REFI’s directors or officers, including any officer or director who also serves as a director, officer or employee of REFI Manager, or serves on the REFI Manager Investment Committee, shall be obligated, in their capacity as such, to offer REFI the opportunity to participate in any business or investing activity or venture that falls within REFI’s investment guidelines that is presented to such person, other than in their capacity as REFI’s officer or director.
Ownership Limitations and Exceptions
In order for REFI to qualify as a REIT under the Code, shares of REFI Common Stock must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to qualify as a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of REFI’s stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities such as private foundations) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made). To qualify as a REIT, REFI must satisfy other requirements as well.
The REFI Charter contains restrictions on the ownership and transfer of REFI’s stock. The REFI Board may, from time to time, grant waivers from these restrictions, in its sole discretion. The REFI Charter provides that, subject to the exceptions described below, no person or entity may own, or be deemed to own, beneficially or by virtue of the applicable constructive ownership provisions of the Code, more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of REFI Common Stock (referred to as the “common stock ownership limit”) or 9.8% in value of the outstanding shares of all classes or series of REFI’s stock (referred to as the “aggregate stock ownership limit” and collectively with the stock ownership limit, the “ownership limits”). Any person or entity that, but for operation of the ownership limits or another restriction on ownership and transfer of REFI’s stock as described below, would beneficially own or constructively own shares of REFI’s stock in violation of such limits or restrictions and, if appropriate in the context, a person or entity that would have been the record owner of such shares of REFI’s stock is referred to as a “prohibited owner.”
The constructive ownership rules under the Code are complex and may cause shares of stock owned beneficially or constructively by a group of related individuals and/or entities to be owned beneficially or constructively by one individual or entity. As a result, the acquisition of less than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of REFI Common Stock, or less than 9.8% in value of the outstanding shares of all classes and series of REFI’s stock (or the acquisition by an individual or entity of an interest in an entity that owns, beneficially or constructively, shares of REFI’s stock), could cause that individual or entity, or another individual or entity, to own beneficially or constructively shares of REFI’s stock in excess of the ownership limits.
The REFI Board, in its sole and absolute discretion, may exempt, prospectively or retroactively, a particular shareholder from the ownership limits or establish a different limit on ownership (referred to as the “excepted holder limit”) if the REFI Board determines that:
•	such exemption will not cause five or fewer individuals to beneficially own more than 49.9% in value of REFI’s outstanding stock; and
•
such shareholder does not and will not constructively own an interest in a tenant of ours (or a tenant of any entity owned or controlled by REFI) that would cause REFI to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (or the REFI Board determines that revenue derived from such tenant will not affect REFI’s ability to qualify as a REIT).

Any violation or attempted violation of any such representations or undertakings will result in such shareholder’s shares of stock being automatically transferred to a charitable trust. As a condition of granting the waiver or establishing the excepted holder limit, the REFI Board may require an opinion of counsel or a ruling from the IRS, in either case in form and substance satisfactory to the REFI Board, in its sole and absolute discretion, in order to determine or ensure REFI’s status as a REIT and such representations and undertakings from the person requesting the exception as the REFI Board may require in its sole and absolute discretion to make the determinations above. the REFI Board may impose such conditions or restrictions as it deems appropriate in connection with granting such a waiver or establishing an excepted holder limit.
In connection with granting a waiver of the ownership limits or creating an excepted holder limit or at any other time, the REFI Board may from time to time increase or decrease the common stock ownership limit, the aggregate stock ownership limit or both, for all other persons, unless, after giving effect to such increase, five or fewer individuals could beneficially own, in the aggregate, more than 49.9% in value of REFI’s outstanding stock or REFI would otherwise fail to qualify as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of REFI Common Stock or REFI’s stock of all classes and series, as applicable, is, at the effective time of such reduction, in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of REFI Common Stock or REFI’s stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of REFI Common Stock or stock of all other classes or series, as applicable, will violate the decreased ownership limit.
The REFI Charter further prohibits:
•
any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of REFI’s stock that could result in REFI’s being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause REFI to fail to qualify as a REIT;

•
any person from transferring shares of REFI’s stock if the transfer would result in shares of REFI’s stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code); and

•
any person from beneficially owning shares of REFI’s stock to the extent such ownership would (or, in the sole judgment of REFI’s board of directors, could) result in REFI’s failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code.

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of REFI’s stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of REFI’s stock described above, or who would have owned shares of REFI’s stock transferred to the trust as described below, must immediately give written notice to REFI of such event or, in the case of a proposed or attempted transaction, give REFI at least 15 days’ prior written notice and provide REFI with such other information as REFI may request in order to determine the effect of such transfer on REFI’s status as a REIT.
If any transfer of shares of REFI’s stock would result in shares of REFI’s stock being beneficially owned by fewer than 100 persons, the transfer will be null and void and the intended transferee will acquire no rights in the shares. In addition, if any purported transfer of shares of REFI’s stock or any other event would otherwise result in any person violating the ownership limits or an excepted holder limit established by the REFI Board, REFI’s being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or REFI’s otherwise failing to qualify as a REIT or REFI’s being a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code, then that number of shares (rounded up to the nearest whole share) that would cause the violation will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by REFI, and the intended transferee or other prohibited owner will acquire no rights in the shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limits or REFI’s being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or REFI’s otherwise failing to qualify as a REIT or REFI’s being a “domestically controlled qualified investment entity”, then the REFI Charter provides that the transfer of the shares will be null and void and the intended transferee will acquire no rights in such shares.
Shares of REFI’s stock held in the trust will be issued and outstanding shares. The prohibited owner will not benefit economically from ownership of any shares of REFI’s stock held in the trust and will have no rights to distributions and no rights to vote or other rights attributable to the shares of REFI’s stock held in the trust. The trustee of the trust will exercise all voting rights and receive all distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any distribution made before REFI discover that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand by REFI. Subject to Maryland law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a prohibited owner before REFI’s discovery that the shares have been transferred to the trust and to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary of the trust. However, if REFI have already taken irreversible corporate action, then the trustee may not rescind and recast the vote.
Shares of REFI’s stock transferred to the trustee are deemed offered for sale to REFI, or REFI’s designee, at a price per share equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, in the case of a devise, gift or other transaction, the market price at the time of such devise, gift or other transaction) and (ii) the market price on the date REFI accept, or REFI’s designee accepts, such offer. REFI may reduce the amount so payable to the trustee by the amount of any distribution that REFI made to the prohibited owner before REFI discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above, and REFI may pay the amount of any such reduction to the trustee for distribution to the charitable beneficiary. REFI has the right to accept such offer until the trustee has sold the shares of REFI’s stock held in the trust as discussed below. Upon a sale to REFI, the interest of the charitable beneficiary in the shares sold terminates, and the trustee must distribute the net proceeds of the sale to the prohibited owner and must distribute any distributions held by the trustee with respect to such shares to the charitable beneficiary.
If REFI do not buy the shares, the trustee must, within 20 days of receiving notice from REFI of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limits or the other restrictions on ownership and transfer of REFI’s stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the trust (for example, in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust) and (ii) the sales proceeds (net of any commissions and other expenses of sale) received by the trustee for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any distribution that REFI paid to the prohibited owner before REFI discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner must be paid immediately to the charitable beneficiary, together with any distributions thereon. In addition, if, prior to the discovery by REFI that shares of stock have been transferred to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

In addition, if the REFI Board determines that a transfer or other event has occurred that would violate the restrictions on ownership and transfer of REFI’s stock described above, the REFI Board may take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing REFI to redeem shares of REFI’s stock, refusing to give effect to the transfer on REFI’s books or instituting proceedings to enjoin the transfer.
Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of REFI’s stock, within 30 days after the end of each taxable year, must give REFI written notice stating the shareholder’s name and address, the number of shares of each class or series of REFI’s stock that the shareholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide to REFI in writing such additional information as REFI may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on REFI’s status as a REIT and to ensure compliance with the ownership limits. In addition, any person or entity that is a beneficial owner or constructive owner of shares of REFI’s stock and any person or entity (including the shareholder of record) that is holding shares of REFI’s stock for a beneficial owner or constructive owner must, on request, provide to REFI such information as REFI may request in order to determine REFI’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the ownership limits.
Any certificates representing shares of REFI’s stock will bear a legend referring to the restrictions on ownership and transfer of REFI’s stock described above.
These restrictions on ownership and transfer of REFI’s stock will not apply if the REFI Board determines that it is no longer in REFI’s best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance is no longer required in order for REFI to qualify as a REIT.
The restrictions on ownership and transfer of REFI’s stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for REFI Common Stock or otherwise be in the best interests of REFI’s shareholders.
Other Rights
Holders of shares of REFI Common Stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any other securities of REFI.
Transfer Agent and Registrar
The transfer agent and registrar for REFI Common Stock is Continental Stock Transfer & Trust Company.
Listing
REFI’s common stock is listed on the Nasdaq Global Market under the symbol “REFI”.
Board of Directors
The REFI Charter and REFI Bylaws provide that REFI’s number of directors initially shall be nine, which number may be increased or decreased only by the REFI Board pursuant to the REFI Bylaws, but shall never be less than the minimum number required by the MGCL (which is one), nor more than fifteen. Each of REFI’s directors will be elected by REFI’s shareholders to serve for a term ending at the next annual meeting of shareholders and when his or her successor is duly elected and qualifies.
Vacancies. Subject to the terms of any class or series of the REFI Preferred Stock, vacancies on the REFI Board may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.
Voting. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the REFI Board, unless the concurrence of a greater proportion is required for such action by applicable law, the REFI Charter or the REFI Bylaws.
Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of REFI Preferred Stock to elect or remove one or more directors, any director, or the entire REFI Board, may be removed from office at any time, but only for cause (as defined in the REFI Charter) and then only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of the REFI Board to fill vacancies on the REFI Board, precludes shareholders from removing incumbent directors (except for cause and upon a substantial affirmative vote) and filling the vacancies created by such removal with their own nominees.
Election of Directors. Except as may otherwise be provided in the REFI Charter with respect to holders of any class or series of REFI Preferred Stock, a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director. Holders of shares of REFI Common Stock have no right to cumulative voting in the election of directors. Consequently, the holders of a majority of the outstanding shares of REFI Common Stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
REIT Qualification
The REFI Charter provides that the REFI Board may revoke or otherwise terminate REFI’s REIT election pursuant to Section 856(g) of the Code, without approval of REFI’s shareholders, if the REFI Board determines that it is no longer in REFI’s best interests to attempt to, or continue to, qualify as a REIT. the REFI Board, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in the REFI Charter is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to the provisions of the REFI Charter.
Business Combinations
Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested shareholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding stock of the corporation) or an affiliate of such an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder, unless, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. A person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. A corporation’s board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors. By resolution of the REFI Board, REFI have opted out of the business combination provisions of the MGCL and provide that any business combination between REFI and any other person is exempt from the business combination provisions of the MGCL, provided that the business combination is first approved by the REFI Board (including a majority of directors who are not affiliates or associates of such persons).
Control Share Acquisitions
The MGCL provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, an officer of the corporation or an employee of the corporation who is also a director of the corporation are excluded from shares entitled to vote on the matter.

“Control shares” are voting shares of stock that, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of shareholders is held at which the voting rights of such shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The control share acquisition statute does not apply to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or acquisitions approved or exempted by the charter or bylaws of the corporation. The REFI Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of REFI’s stock. This provision may be amended or eliminated at any time in the future by the REFI Board.
Subtitle 8
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act, and at least three independent directors to elect, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to be subject to any or all of five provisions, including:
•	a classified board of directors;
•	a two-thirds vote requirement for removing a director;
•	a requirement that the number of directors be fixed only by vote of the board of directors;
•
a requirement that a vacancy on the board of directors be filled only by a vote of the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; and

•	a majority requirement for the calling of a shareholder-requested special meeting of shareholders.
The REFI Charter provides that, at such time as REFI are able to make a Subtitle 8 election, vacancies on the REFI Board may be filled only by the remaining directors and that directors elected by the REFI Board to fill vacancies will serve for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in the REFI Charter and REFI Bylaws unrelated to Subtitle 8, REFI already (i) vest in the REFI Board the exclusive power to fix the number of directorships and (ii) require, unless called by the REFI Board, chairman of the REFI Board, REFI’s chief executive officer or REFI’s president, the written request of shareholders entitled to cast a majority of all of the votes entitled to be cast at such a meeting to call a special meeting.

Indemnification and Limitation of Directors’ and Officers’ Liability
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty that is established by a final judgment and that is material to the cause of action. The REFI Charter contains a provision that eliminates the liability of REFI’s directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires REFI (unless the REFI Charter provides otherwise, which the REFI Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits REFI to indemnify REFI’s present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:
•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;
•	the director or officer actually received an improper personal benefit in money, property or services; or
•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
Under the MGCL, REFI may not indemnify a director or officer in a suit by REFI or in REFI’s right in which the director or officer was adjudged liable to REFI or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by REFI or in REFI’s right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits REFI to advance reasonable expenses to a director or officer upon REFI’s receipt of:
•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by REFI; and
•
a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by REFI if it is ultimately determined that the director or officer did not meet the standard of conduct.

The REFI Charter obligates REFI to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:
•	any present or former director or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or
•
any individual who, while a director or officer of REFI and at REFI’s request, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The REFI Charter also permits REFI to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of ours or a predecessor of ours.
In addition to the indemnification provided by the REFI Charter, REFI have entered into indemnification agreements with REFI’s directors and officers that provide for indemnification to the maximum extent permitted by Maryland law, subject to certain standards to be met and certain other limitations and conditions as set forth in such indemnification agreements.
Advance Notice of Director Nominations and New Business
The REFI Bylaws provide that, with respect to an annual meeting of REFI’s shareholders, nominations of individuals for election to the REFI Board and the proposal of other business to be considered by REFI’s shareholders may be made only (i) pursuant to REFI’s notice of the meeting, (ii) by or at the direction of the REFI Board or (iii) by any shareholder who was a shareholder of record at the record date set by the REFI Board for determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REFI Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other proposed business and has provided notice to REFI within the time period, and containing the information and other materials, specified in the advance notice provisions of the REFI Bylaws.
With respect to special meetings of shareholders, only the business specified in REFI’s notice of meeting may be brought before the meeting. Nominations of individuals for election to the REFI Board may be made only (i) by or at the direction of the REFI Board or (ii) if the meeting has been called for the purpose of electing directors, by any shareholder who was a shareholder of record at the record date set by the REFI Board for determining shareholders entitled to vote at the meeting, at the time of giving the notice required by the REFI Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has provided notice to REFI within the time period, and containing the information and other materials, specified in the advance notice provisions of the REFI Bylaws.
The advance notice procedures of the REFI Bylaws provide that, to be timely, a shareholder’s notice with respect to director nominations or other proposals for an annual meeting must be delivered to REFI’s secretary at REFI’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for REFI’s preceding year’s annual meeting. With respect to REFI’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, to be timely, a shareholder’s notice must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Meetings of Shareholders
Under the REFI Bylaws, annual meetings of shareholders will be held each year at a date, time and place determined by the REFI Board. Special meetings of shareholders may be called by the REFI Board, chairman of the REFI Board, REFI’s chief executive officer or REFI’s president. Additionally, subject to the provisions of the REFI Bylaws, special meetings of the shareholders must be called by REFI’s secretary upon the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Only matters set forth in the notice of the special meeting may be considered and acted upon at such a meeting.
Amendments to the Charter and Bylaws
Under the MGCL, a Maryland corporation generally may not amend its charter unless declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Except for those amendments permitted to be made without shareholder approval under Maryland law or the REFI Charter, the REFI Charter generally may be amended only if the amendment is first declared advisable by the REFI Board and thereafter approved by the affirmative vote of shareholders entitled to cast a majority of all of the votes entitled to be cast on the matter.
The REFI Board has the exclusive power to adopt, alter or repeal any provision of the REFI Bylaws and to make new REFI Bylaws.
Transactions Outside the Ordinary Course of Business
Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The REFI Charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter.
Dissolution of the Company
The dissolution of REFI must be declared advisable by a majority of the entire REFI Board and approved by REFI’s shareholders by the affirmative vote of a majority of all of the votes entitled to be cast on the matter.

Effects of Certain Provisions of Maryland Law and of the REFI Charter and Bylaws
The REFI Charter and REFI Bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of REFI Common Stock or otherwise be in the best interests of REFI’s shareholders, including advance notice requirements for director nominations and other shareholder proposals. Likewise, if the provision in the REFI Bylaws opting out of the control share acquisition provisions of the MGCL were rescinded or if REFI were to opt into the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.
Exclusive Forum for Certain Litigation
The REFI Bylaws provide that, unless REFI consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on REFI’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of REFI’s directors, officers or other employees to REFI or to its shareholders, (d) any action asserting a claim against REFI or any of REFI’s directors, officers or other employees arising pursuant to any provision of the MGCL or the REFI Charter or REFI Bylaws or (e) any other action asserting a claim against REFI or any of REFI’s directors, officers or other employees that is governed by the internal affairs doctrine. These choice of forum provisions will not apply to suits brought to enforce a duty or liability created by the Securities Act, the Exchange Act, or any other claim for which federal courts have exclusive jurisdiction. Furthermore, the REFI Bylaws provide that, unless REFI consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the Securities Act. Although the REFI Bylaws contain the choice of forum provisions described above, it is possible that a court could rule that such provisions are inapplicable for a particular claim or action or that such provisions are unenforceable. For example, under the Securities Act, federal courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, the exclusive forum provisions described above do not apply to any actions brought under the Exchange Act.
Although REFI believes these provisions will benefit REFI by limiting costly and time-consuming litigation in multiple forums and by providing increased consistency in the application of applicable law, these exclusive forum provisions may limit the ability of REFI’s shareholders to bring a claim in a judicial forum that such shareholders find favorable for disputes with REFI or REFI’s directors, officers or employees, which may discourage such lawsuits against REFI and REFI’s directors, officers and other employees.

COMPARISON OF LIEN AND REFI SHAREHOLDER RIGHTS
The following is a summary of the material differences between the rights of LIEN Shareholders and REFI Shareholders. The following discussion is not intended to be complete and is qualified by reference to the LIEN Charter and LIEN Bylaws, the REFI Charter and REFI Bylaws, and the MGCL. Information about the rights of LIEN Shareholders and REFI Shareholders can be found in the LIEN Charter and LIEN Bylaws and the REFI Charter and REFI Bylaws. The LIEN Charter is incorporated herein by reference to Exhibits (1)(a) and (1)(b) and the LIEN Bylaws are incorporated herein by reference to Exhibit (2) in this joint proxy statement/prospectus and will be sent to LIEN Shareholders upon request. The REFI Charter and REFI Bylaws are incorporated herein by reference to Exhibits 3.1, 3.2, 3.3 and 3.4 in “Part IV. Item 15. Exhibits, Financial Statement Schedules” in REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and will be sent to REFI Shareholders upon request. See “Where You Can Find More Information.”
LIEN and REFI are Maryland corporations subject to the MGCL. The rights of LIEN Shareholders and REFI Shareholders are substantially similar, with the following exceptions:

	Rights of LIEN Shareholders	Rights of REFI Shareholders
Amendment of Charter
The LIEN Charter provides that LIEN may make any amendment to the LIEN Charter, as authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the LIEN Charter, of any shares of stock of LIEN, and all rights and powers conferred by the LIEN Charter on shareholders, LIEN directors and officers are granted subject to this reservation.

Except for those amendments permitted to be made without shareholder approval under the MGCL or by specific provision in the LIEN Charter, and provided that the LIEN Board has declared the amendment advisable and directed that it be submitted for consideration by the shareholders as required by the MGCL, any amendment to the LIEN Charter shall be valid only if approved by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Notwithstanding the foregoing, the affirmative vote of the shareholders entitled to cast at least 80% of the votes entitled to be cast on the matter, with holders of each class or series of shares voting as a separate class, is required to approve: (i) any amendment to the LIEN Charter to make LIEN Common Stock a “redeemable security” and any other proposal to convert LIEN, whether by amendment to the LIEN Charter, merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act); (ii) any amendment to the LIEN Charter to effect any liquidation or dissolution of LIEN; and (iii) any amendment to, or any amendment inconsistent with the provisions of, Article II, Section 4.1 (Number, Election, Vacancies, and

The REFI Charter provides that REFI may make any amendment to the REFI Charter, as authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the REFI Charter, of any shares of stock of REFI, and all rights and powers conferred by the REFI Charter on shareholders, REFI directors and officers are granted subject to this reservation.

Except for those amendments permitted to be made without shareholder approval, the MGCL or by specific provision in the REFI Charter, and provided that the REFI Board has declared the amendment advisable and directed that it be submitted for consideration by the shareholders as required by the MGCL, any amendment to the REFI Charter shall be valid only if approved by the affirmative vote of the shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

	Rights of LIEN Shareholders	Rights of REFI Shareholders

Classification of Directors), Section 4.2 (Extraordinary Actions), Section 4.3 (Election of Directors), Section 4.9 (Removal of Directors), Section 5.6 (Charter and Bylaws), Section 6.1 (Amendments Generally), or Section 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the LIEN Charter.

Approval of Liquidation or Dissolution of the Corporation
The affirmative vote of LIEN Shareholders entitled to cast at least 80% of the votes entitled to be cast, with holders of each class or series of shares voting as a separate class, is required to approve liquidation or dissolution of LIEN, unless at least two-thirds of the continuing directors (as defined in the LIEN Charter) approve such liquidation or dissolution, in addition to approval by the LIEN Board, then the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter shall be sufficient to approve such liquidation or dissolution.
The affirmative vote of REFI Shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter is required to approve any liquidation or dissolution of REFI under MGCL.
Authorization of Stock Issuance
The LIEN Board may authorize the issuance from time to time of shares of stock of LIEN of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the LIEN Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the LIEN Charter or the LIEN Bylaws.

The REFI Board may authorize the issuance from time to time of shares of stock of REFI of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the REFI Board may deem advisable (or without consideration in the case of a stock split or stock dividend or for the purpose of qualifying as a REIT under the Code), subject to such restrictions or limitations, if any, as may be set forth in the REFI Charter or the REFI Bylaws.

Class and Term of Directors
The LIEN Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the LIEN Shareholders.
The REFI Board is not divided into classes. Directors of the REFI Board serve one-year terms until their successors are duly elected and qualify.
Conduct of Shareholder Meeting
The chairman of any meeting of LIEN Shareholders may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman of the meeting and without any action by LIEN Shareholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the

The chairman of any meeting of REFI Shareholders may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman of the meeting and without any action by REFI Shareholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the

	Rights of LIEN Shareholders	Rights of REFI Shareholders

meeting to shareholders of record of LIEN, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to shareholders of record of LIEN entitled to vote on such matter, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (f) maintaining order and security at the meeting; (g) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with any rules of parliamentary procedure.

meeting to shareholders of record of REFI, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) recognizing speakers at the meeting and determining when and for how long speakers and any individual speaker may address the meeting; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place either (i) announced at the meeting or (ii) provided at a future time through means announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Election of Directors
Except for a contested election, a plurality of all the votes cast at a meeting of the LIEN Shareholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a director shall be elected only if the director receives a majority of the votes entitled to be cast for that director at a meeting of the LIEN Shareholders duly called and at which a quorum is present.
A plurality of all votes cast at a meeting of the REFI Shareholders duly called and at which a quorum is present shall be sufficient to elect a director.
Removal of Directors
Subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire LIEN Board, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to LIEN through bad faith or active and deliberate dishonesty.

Subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire REFI Board, may be removed from office at any time, but only for cause and then only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude or (v) commission of an action which constitutes

	Rights of LIEN Shareholders	Rights of REFI Shareholders
intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to REFI.
Advisory Agreement	Neither the LIEN Charter nor LIEN Bylaws have a provision regarding advisory agreements.
Subject to such approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the REFI Board may authorize the execution and performance by REFI of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the REFI Board, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to REFI managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the REFI Board, the management or supervision of the investments of REFI) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the REFI Board, the compensation payable thereunder by REFI).

Actions by Shareholders	Neither the LIEN Charter nor LIEN Bylaws have such a provision.
Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each shareholder entitled to vote on the matter and filed with the minutes of the proceedings of the shareholders or (b) if the action is advised, and submitted to the shareholders for approval, by the REFI Board and a consent in writing or by electronic transmission of shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders is delivered to REFI in accordance with the MGCL. REFI shall give notice of any action taken by less than unanimous consent to each shareholder not later than ten days after the effective time of such action.

Exclusive Forum
Unless LIEN consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole

Unless REFI consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum

	Rights of LIEN Shareholders	Rights of REFI Shareholders

and exclusive forum for (a) any derivative action or proceeding brought on behalf of LIEN, (b) any Internal Corporate Claim, as such term is defined in the MGCL, (c) any action asserting a claim of breach of any duty owed by any director, officer, employee or other agent of LIEN to LIEN or to the LIEN Shareholders, (d) any action asserting a claim against LIEN on or any director, officer, employee or other agent of LIEN arising pursuant to any provision of the MGCL, the LIEN Charter or the LIEN Bylaws, or (e) any other action asserting a claim against LIEN or any director, officer, employee or other agent of LIEN that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless LIEN consents in writing to such court. Notwithstanding the foregoing, the exclusive forum clause does not apply to claims arising under the federal securities laws, or any other claim for which the federal courts have exclusive jurisdiction.

for (a) any Internal Corporate Claim, as such term is defined in the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of REFI, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of REFI to REFI or to REFI Shareholders, (d) any action asserting a claim against REFI or any director or officer or other employee of REFI arising pursuant to any provision of the MGCL or the REFI Charter or REFI Bylaws, or (e) any other action asserting a claim against REFI or any director or officer or other employee of REFI that is governed by the internal affairs doctrine, and any record or beneficial shareholder of REFI who commences such an action shall cooperate in a request that the action be assigned to the Court’s Business and Technology Case Management Program. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless REFI consents in writing to such court. The exclusive forum clause does not apply to claims arising under the Securities Act, or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

Right of Inspection
Any LIEN Shareholder may inspect and copy during usual business hours the LIEN Bylaws, the minutes of the proceedings of the LIEN Shareholders, annual statements of affairs and voting trust agreements deposited with LIEN at its principal office. In addition, one or more persons who together are and for at least six months have been shareholders of record of at least five percent of the outstanding shares of stock of any class of LIEN may inspect and copy during usual business hours LIEN’s books of account and its stock ledger and, if LIEN does not maintain the original or a duplicate stock ledger at its principal office, present to any officer of LIEN a written request for a list of LIEN Shareholders.

However, a LIEN Shareholder that is otherwise eligible under applicable law to inspect LIEN’s books of account or other specified documents of LIEN shall have no right to make such inspection if the LIEN Board determines that such shareholder has an improper purpose for requesting such inspection.

Any REFI Shareholder may inspect and copy during usual business hours the REFI Bylaws, the minutes of the proceedings of the REFI Shareholders, annual statements of affairs and voting trust agreements deposited with REFI at its principal office. In addition, one or more persons who together are and for at least six months have been shareholders of record of at least five percent of the outstanding shares of stock of any class of REFI may inspect and copy during usual business hours REFI’s books of account and its stock ledger and, if REFI does not maintain the original or a duplicate stock ledger at its principal office, present to any officer of REFI a written request for a list of REFI Shareholders.

	Rights of LIEN Shareholders	Rights of REFI Shareholders
1940 Act	If any provision of the MGCL, or any provision of the LIEN Charter or the LIEN Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.	Neither the REFI Charter nor REFI Bylaws includes any provisions related to the 1940 Act.
REIT Qualification	Neither the LIEN Charter nor LIEN Bylaws includes any provisions regarding REIT Qualifications.
If REFI elects to qualify for federal income tax treatment as a REIT, the REFI Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of REFI as a REIT; however, if the REFI Board determines that it is no longer in the best interests of REFI to attempt to, or continue to, qualify as a REIT, the REFI Board may revoke or otherwise terminate REFI’s REIT election pursuant to Section 856(g) of the Code. The REFI Board, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII of the REFI Charter is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII of the REFI Charter.

Appraisal Rights
LIEN Shareholders shall not be entitled to exercise the rights of an objecting shareholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto unless the LIEN Board, upon the affirmative vote of a majority of the entire LIEN Board and upon such terms and conditions as may be specified by the LIEN Board, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

REFI Shareholders shall not be entitled to exercise any rights of an objecting shareholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the REFI Board upon such terms and conditions as may be specified by the REFI Board determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Place of Shareholder Meetings
The meetings of LIEN Shareholders shall be held at the principal executive office of LIEN or at such other place as shall be set by the LIEN Board in accordance with the LIEN Bylaws. The LIEN Board may determine that the meeting not be held at any place, but instead by remote communication.
The meeting of REFI Shareholders shall be held at the principal executive office of REFI or at such other place as shall be set in accordance with the REFI Bylaws.

	Rights of LIEN Shareholders	Rights of REFI Shareholders
Remote Meetings
Notwithstanding anything to the contrary in the LIEN Bylaws, the LIEN Board may determine at any time, including, without limitation, after the calling of any meeting of shareholders, that any meeting of shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication. Notwithstanding anything to the contrary in the LIEN Bylaws, if it is determined after notice of the meeting has been sent to shareholders that participation by shareholders in the meeting shall or may be conducted by means of remote communication, notice thereof may be provided at any time in any manner permitted by law. Shareholders and proxy holders entitled to be present and to vote at the meeting that are not physically present at such a meeting but participate by means of remote communication shall be considered present in person for all purposes under the LIEN Bylaws and may vote at such a meeting. Subject to any guidelines or procedures that the LIEN Board may adopt, any meeting at which shareholders or proxy holders are permitted to participate by means of remote communication shall be conducted in accordance with the following, unless otherwise permitted by applicable law or regulation:

(i)
LIEN shall implement reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a shareholder or proxy holder;

(ii)
LIEN shall implement reasonable measures to provide the shareholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and

(iii)
In the event any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by LIEN.

The REFI Board or chairman of the meeting may permit one or more shareholders to participate in a meeting by means of a conference telephone or other communications equipment in any manner permitted by Maryland law. In addition, the REFI Board may determine that a meeting not be held at any place, but instead may be held solely by means of remote communications in any manner permitted by Maryland law. Participation in a meeting by these means constitutes presence in person at such meeting.

	Rights of LIEN Shareholders	Rights of REFI Shareholders
Fractional Shares
The LIEN Board may authorize LIEN to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the LIEN Charter or LIEN Bylaws, the LIEN Board may authorize the issuance of units consisting of different securities of LIEN. Any security issued in a unit shall have the same characteristics as any identical securities issued by LIEN, except that the LIEN Board may provide that for a specified period securities of the LIEN issued in such unit may be transferred on the books of LIEN only in such unit.

Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. However, if stock certificates are issued, a fractional share shall not have the right to receive a certificate evidencing it.

The REFI Board may authorize REFI to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as the REFI Board may determine. Notwithstanding any other provision of the REFI Charter or REFI Bylaws, the REFI Board may authorize the issuance of units consisting of different securities of REFI.

Transfer and Ownership Restrictions	LIEN does not have any transfer or ownership restrictions in the LIEN Charter or LIEN Bylaws.
From June 30, 2022 until the REFI Board determines that, pursuant to Section 5.7 of the REFI Charter, it is no longer in the best interest of REFI to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on beneficial ownership, constructive ownership and transfers of shares set forth in the REFI Charter is no longer required in order for REFI to qualify as a REIT, the following applies:

(i)
No person other than an excepted shareholder shall beneficially own or constructively own shares of REFI stock in excess of 9.8% of the value of the aggregate of the outstanding shares of REFI stock, or such other percentage determined by the REFI Board in accordance with Section 7.2.8 of the REFI Charter, excluding any such outstanding shares of REFI stock that are not treated as outstanding for U.S. federal income tax purposes (the “REFI Stock Ownership Limit”).

(ii)
No person shall beneficially own or constructively own shares of REFI stock to the extent that such beneficial ownership or constructive ownership of REFI stock could result in REFI being “closely held”

Rights of LIEN Shareholders	Rights of REFI Shareholders

within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, beneficial ownership or constructive ownership that could result in REFI constructively owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by REFI from such tenant would cause REFI to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of REFI that would not constitute qualifying income under such requirements.

(iii)
Any transfer of shares of REFI stock that, if effective, would result in the REFI stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of REFI stock.

(iv)
No person shall beneficially own shares of REFI to the extent that such beneficial ownership of REFI stock would (or in the sole judgment of the REFI Board, could) result in REFI failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h) of the Code.

Nothing in Article VII of the REFI Charter
shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of Article VII of the REFI Charter and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in Article VII of the REFI Charter.

	Rights of LIEN Shareholders	Rights of REFI Shareholders
Shareholders Required to Provide Information	LIEN does not have any requirements for shareholders to provide information in the LIEN Charter or LIEN Bylaws.
From June 30, 2022 until the REFI Board determines that, pursuant to Section 5.7 of the REFI Charter, it is no longer in the best interest of REFI to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on beneficial ownership, constructive ownership and transfers of shares set forth in the REFI Charter is no longer required in order for REFI to qualify as a REIT, the following applies:

(a)
every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of REFI stock, within 30 days after the end of each taxable year, shall give written notice to REFI stating the name and address of such owner, the number of shares of REFI stock beneficially owned and a description of the manner in which such shares are held. Each such owner shall provide promptly to REFI such additional information as REFI may request in order to determine the effect, if any, of such beneficial ownership on REFI’s status as a REIT and to ensure compliance with the REFI Stock Ownership Limit;

(b)
each person who is a beneficial owner or constructive owner of REFI stock and each person (including the shareholder of record) who is holding REFI stock for a beneficial owner or constructive owner shall provide to REFI such information as REFI may request, in order to determine REFI’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

REGULATION
The information in “Item 1. Business — Business Development Company Regulations” in Part I of LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference with respect to LIEN. Following the BDC Election Time, REFI will be subject to the regulatory framework of the 1940 Act applicable to BDCs, as described in the LIEN disclosure incorporated above, and the combined company will continue to be subject to that framework following the Merger.
The information in “Item 1. Business — U.S. Federal Income Tax Considerations” in Part I of REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference with respect to REFI.

CUSTODIAN, TRANSFER AND DISTRIBUTION AND PAYING AGENT AND REGISTRAR
LIEN’s securities and loan documents are held by Western Alliance Trust Company, N.A. and Western Alliance Bank, pursuant to custodian agreements. The principal business address of Western Alliance Trust Company, N.A. is One East Washington Street, Ste 1400, Phoenix, AZ 85004, telephone number (617) 786-3000. The principal business address of Western Alliance Bank is One East Washington Street, Phoenix, AZ 85004, telephone number (602) 389-3500. Continental Stock Transfer & Trust Company (“Continental) acts as LIEN’s and REFI’s transfer agent, dividend paying agent and registrar. The principal business address of Continental is 1 State St., 30th Floor, New York, NY 10004, telephone number (212) 509-4000.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since LIEN and REFI will acquire and dispose of many of their investments in privately negotiated transactions, many of the transactions that LIEN and REFI engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by the LIEN Board and the REFI Board, LIEN Adviser and REFI Manager, as applicable, will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of LIEN’s and REFI’s portfolio transactions and the allocation of brokerage commissions. LIEN Adviser and REFI Manager do not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for LIEN and REFI, as applicable, under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. LIEN Adviser and REFI Manager generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, LIEN Adviser and REFI Manager may select a broker based upon brokerage or research services provided to LIEN Adviser, REFI Manager, LIEN, REFI and any other clients. In return for such services, LIEN or REFI may pay a higher commission than other brokers would charge if LIEN Adviser or REFI Manager determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as LIEN’s legal counsel. Certain legal matters regarding the validity of the securities being offered by this joint proxy statement/prospectus will be passed upon for LIEN by Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, Baltimore, MD.

EXPERTS
The financial statements of LIEN as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, incorporated by reference in this joint proxy statement/prospectus have been so incorporated in reliance on the report of BDO USA, P.C., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of REFI as of December 31, 2025 and 2024 and for each of the years then ended, incorporated by reference in this joint proxy statement/prospectus have been so incorporated in reliance on the report of BDO USA, P.C., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER MATTERS
LIEN
The LIEN Board knows of no other matter that is likely to come before the LIEN Special Meeting or that may properly come before the REFI Special Meeting.
Pursuant to the LIEN Bylaws, if less than a quorum is present at the LIEN Special Meeting or if an insufficient number of votes is present for the adoption of the LIEN Proposals at such meeting, the chairman of the LIEN Special Meeting will have the power to adjourn the LIEN Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the LIEN Special Meeting.
REFI
The REFI Board knows of no other matter that is likely to come before the REFI Special Meeting or that may properly come before the LIEN Special Meeting.
Pursuant to the REFI Bylaws, if less than a quorum is present at the REFI Special Meeting or if an insufficient number of votes is present for the adoption of the REFI Proposals at such meeting, the chairman of the REFI Special Meeting will have the power to adjourn the REFI Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the REFI Special Meeting.

SHAREHOLDERS SHARING AN ADDRESS
Only one copy of this joint proxy statement/prospectus may be delivered to two or more shareholders of LIEN or REFI who share an address, unless contrary instructions from one or more of such shareholders have been provided to LIEN or REFI, as applicable.
On written or oral request, LIEN or REFI, as applicable, will deliver promptly a separate copy of this joint proxy statement/prospectus to a shareholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of LIEN’s or REFI’s proxy statements and annual reports should provide written or oral notice to LIEN or REFI, as applicable, at [   ], Attention: [   ] or by calling collect at [   ].

WHERE YOU CAN FIND MORE INFORMATION
LIEN has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about LIEN and the securities being offered by this joint proxy statement/prospectus.
Each of LIEN and REFI files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information LIEN and REFI file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
LIEN maintains a website at www.lien.chicagoatlantic.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. REFI maintains a website at www.refi.reit and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling LIEN or REFI at the following address and telephone number:
LIEN
Investor Relations
600 Madison Avenue, Suite 1800
New York, NY 10022
(312) 625-9295

REFI
Investor Relations
420 N. Wabash Avenue, Suite 500
Chicago, IL 60611
(312) 625-9295

INCORPORATION BY REFERENCE FOR LIEN
This joint proxy statement/prospectus is part of a registration statement that LIEN has filed with the SEC. LIEN is allowed to “incorporate by reference” the information that it files with the SEC, which means LIEN can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 19, 2026;
•	LIEN’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed with the SEC on May 14, 2026;
•	LIEN’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2026 (Annual Proxy Statement);
•
LIEN’s Current Reports on Form 8-K filed with the SEC on March 19, 2026, April 14, 2026, May 14, 2026 and June 18, 2026, excluding the portions of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.

To obtain a copy of this filing, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR REFI
This joint proxy statement/prospectus is part of a registration statement that REFI has filed with the SEC. REFI is allowed to “incorporate by reference” the information that it files with the SEC, which means REFI can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026;
•	REFI’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed with the SEC on May 7, 2026;
•	REFI’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 23, 2026 (Annual Proxy Statement); and
•
REFI’s Current Reports on Form 8-K filed with the SEC on March 12, 2026, May 7, 2026, June 11, 2026, June 18, 2026 and July 13, 2026, excluding the portion of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.

To obtain a copy of this filing, see “Where You Can Find More Information.”

Annex A

EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER

among

CHICAGO ATLANTIC BDC, INC.,

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.,

CHICAGO ATLANTIC BDC ADVISERS, LLC
(for the limited purposes set forth herein)

and

CHICAGO ATLANTIC REIT MANAGER, LLC
(for the limited purposes set forth herein)

Dated as of June 17, 2026

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of June 17, 2026 (this “Agreement”), by and among Chicago Atlantic BDC, Inc., a Maryland corporation (the “Acquiror”); Chicago Atlantic Real Estate Finance, Inc., a Maryland corporation, (the “Company”); solely for purposes of Section 1.7, Article V, Section 7.2, Section 8.3 and Article XI, Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company and the investment adviser to the Acquiror (the “Acquiror Adviser”); and solely for purposes of Section 1.7, Article V, Section 7.2, Section 8.2, Section 9.4 and Article XI, Chicago Atlantic REIT Manager, LLC, a Delaware limited liability company, in its capacity as external manager to the Company (the “Company Manager”).
RECITALS
A. The Acquiror has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), and has previously elected to be taxed as a regulated investment company within the meaning, and under the provisions, of Sections 851 through 855 of the Code (“RIC”);
B. The Company has previously elected to be taxed as a real estate investment trust within the meaning, and under the provisions, of Sections 856 through 860 of the Code (“REIT”) and, subject to the terms and conditions of this Agreement, the Company will elect to be regulated as a BDC under the Investment Company Act by filing a Form N-54A with the SEC (the “BDC Election”) and will adopt, subject to the approval of the Company’s stockholders, a new Investment Company Act compliant investment advisory agreement by and between the Company and the Acquiror Adviser (the “New BDC Advisory Agreement”);
C. Upon the terms and subject to the conditions set forth in this Agreement, following the BDC Election, Acquiror and the Company intend to merge the Company with and into the Acquiror (the “Merger”), with the Acquiror as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”).
D. The Board of Directors of Acquiror (the “Acquiror Board”), upon the recommendation of a committee of the Acquiror Board comprised solely of the Independent Directors of Acquiror (the “Acquiror Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Merger and the other Transactions, including the issuance of Acquiror Common Stock in connection with the Merger (the “Acquiror Stock Issuance”), are fair to and in the best interests of Acquiror and its stockholders and (y) the interests of Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, including the proposed Acquiror Stock Issuance, (iii) directed that this Agreement and the Merger and the other Transactions contemplated hereby, including the Acquiror Stock Issuance, be submitted to Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of Acquiror approve this Agreement and the Merger and the other Transactions contemplated hereby, including the Acquiror Stock Issuance.
E. The Board of Directors of the Company (the “Company Board”), on the recommendation of a committee of the Company Board comprised solely of the Independent Directors of the Company (the “Company Special Committee”), has unanimously (i) determined that (x) this Agreement, the BDC Election and the terms of the Merger and the Transactions are fair to and in the best interests of the Company and the stockholders of the Company, and (y) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement, the BDC Election and the other Transactions, (iii) directed that the BDC Election, the adoption of the New BDC Advisory Agreement and the matters associated therewith (the “Company BDC Election Matters”) be submitted to the Company’s stockholders at a duly noticed and convened meeting of the Company’s stockholders (the “Company Stockholders Meeting”); (iv) directed that this Agreement and the matters associated with the Merger (the “Company Merger Matters”) be submitted to the Company’s stockholders at the Company Stockholders Meeting; and (v) resolved to recommend that the stockholders of the Company adopt the Company BDC Election Matters and the Company Merger Matters at the Company Stockholders Meeting.
F. The parties intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code.
G. Following the Merger Effective Time, the Surviving Company intends to continue to qualify as a regulated investment company under Sections 851 and 852 of the Code (“RIC”).
H. The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

I. Concurrently with the execution and delivery of this Agreement: (i) each of Acquiror Adviser, John Mazarakis, Anthony Cappell and Scott Gordon, in its/his capacity as a stockholder of Acquiror; and (ii) each of John Mazarakis, Anthony Cappell, David Kite, Peter Sack and Phil Silverman, each in his capacity as a stockholder of the Company, are each entering into a support agreement with the Company and Acquiror, dated as of the date hereof (each, a “Support Agreement”), pursuant to which, among other things, it/he is agreeing to vote its/his shares of Acquiror Common Stock and Company Common Stock in favor of the Acquiror Matters and Company BDC Election Matters and the Company Merger Matters.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:
ARTICLE I
THE BDC ELECTION AND THE MERGER
1.1 The BDC Election. Subject to the terms and conditions of this Agreement and the Investment Company Act, following approval of the Company BDC Election Matters, the Company shall file the BDC Election with the SEC and, from and after the BDC Election Time, shall be subject to the provisions of the Investment Company Act pertaining to regulation as a BDC. The term “BDC Election Time” shall be the date and time when the BDC Election has been accepted for filing by the SEC.
1.2 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), and following receipt of the Post-BDC Election Approvals, at the Merger Effective Time, the Company shall merge with and into the Acquiror, the separate corporate existence of the Company shall cease, and the Acquiror shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.
1.3 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, via the electronic exchange of documents and executed signature pages, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).
1.4 Merger Effective Time. The Merger shall become effective as set forth in the articles of merger (the “Articles of Merger”) that the Acquiror shall file with the State Department of Assessments and Taxation for the State of Maryland (“SDAT”) on the Closing Date. The term “Merger Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger. For the avoidance of doubt, in no event shall the Merger Effective Time be earlier than the BDC Election Time.
1.5 Effects of the Merger. At and after the Merger Effective Time, the Merger shall have the effects set forth in the MGCL.
1.6 Conversion of Capital Stock. At the Merger Effective Time, by virtue of the Merger and without any action on the part of Acquiror or the Company or the holder of any of the following securities:
(a) All shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Merger Effective Time that are owned by Acquiror or any of its Consolidated Subsidiaries shall be cancelled and shall cease to exist, and no shares of common stock, par value $0.01 per share, of Acquiror (the “Acquiror Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(b) Subject to Section 1.6(d), each share of Company Common Stock issued and outstanding immediately prior to the Merger Effective Time, except for the Cancelled Shares but including the net number of shares of Company Restricted Shares that vest immediately prior to the Merger Effective Time in accordance with Section 1.6(e), shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of Acquiror Common Stock equal to the Exchange Ratio (the “Merger Consideration”).
(c) All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Merger Effective Time, and each such share of Company Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger

Consideration, cash in lieu of fractional shares into which such shares of Company Common Stock have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b).
(d) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing Acquiror Net Asset Value and/or the Closing Company Net Asset Value, as applicable) if, between the Determination Date and the Merger Effective Time, (i) either the Company or Acquiror declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of Company Common Stock or Acquiror Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, other than shares issued pursuant to Acquiror’s dividend reinvestment plan, as permitted by this Agreement. Nothing in this Section 1.6(d) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
(e) Immediately prior to the BDC Election Time, (i) any vesting conditions applicable to each outstanding share of Company Restricted Shares shall, automatically and without any required action on the part of the holder thereof, accelerate in full and thereafter participate in the Merger along with the other shares of Company Common Stock; provided, however, that a number of shares of Company Restricted Shares having a value equal to the Taxes required to be withheld with respect to such vesting may be forfeited in which case the Company or the Surviving Company shall cause the corresponding payment.
(f) Each share of Acquiror Common Stock outstanding immediately prior to the Merger Effective Time shall remain outstanding as a share of Acquiror Common Stock.
1.7 Termination of Certain Contractual Obligations. At the BDC Election Time, the Company Management Agreement shall be automatically terminated without the need for any termination notice or termination payment and such agreements shall be of no further force and effect, except any obligations or requirements (other than with respect to termination notice or termination payment) that by their terms are intended to survive the termination of such agreements. At the Merger Effective Time, the New BDC Advisory Agreement shall be automatically terminated without the need for any termination notice or termination payment and such agreements shall be of no further force and effect, except any obligations or requirements that by their terms are intended to survive the termination of such agreements.
1.8 Articles of Incorporation and Bylaws. The Acquiror Charter as in effect immediately prior to the Merger Effective Time shall be the articles of incorporation of the Surviving Company as of the Merger Effective Time, and the bylaws of the Acquiror as in effect immediately prior to the Merger Effective Time shall be the bylaws of the Surviving Company as of the Merger Effective Time, in each case until thereafter amended in accordance with applicable Law and the respective terms of such articles of incorporation and bylaws, as applicable.
1.9 Directors and Officers. Subject to applicable Law, the directors and officers of the Surviving Company as of the Merger Effective Time shall be the directors and officers set forth on Schedule 1.9, each of which shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.
ARTICLE II
MERGER CONSIDERATION
2.1 Delivery of Evidence of Acquiror Common Stock. As soon as reasonably practicable after the Merger Effective Time, Acquiror shall issue and deposit with its transfer agent evidence of book-entry shares representing Acquiror Common Stock issuable as Merger Consideration pursuant to Section 1.6(b).
2.2 Fractional Shares. Each holder of Company Common Stock converted pursuant to the Merger that would otherwise have been entitled to receive a fraction of a share of Acquiror Common Stock pursuant to Section 1.6(b) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Acquiror Common Stock multiplied by (ii) the volume-weighted average trading price of a share of Acquiror Common Stock on the NASDAQ Global Market (“NASDAQ”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by Acquiror that is reasonably acceptable to the Company). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3 Paying and Exchange Agent. Prior to the Merger Effective Time, Acquiror shall appoint Acquiror’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of Acquiror and the Company. Following the Merger Effective Time, Acquiror shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”
2.4 Delivery of Merger Consideration.
(a) Each holder of record of shares of Company Common Stock (other than the Cancelled Shares) that were converted into the right to receive the Merger Consideration pursuant to Section 1.6(b) and any cash in lieu of fractional shares of Acquiror Common Stock to be issued or paid in consideration therefor pursuant to Section 2.2 and any dividends and other distributions pursuant to Section 2.4(b), shall be entitled to receive, as soon as reasonably practicable after the Merger Effective Time, the Merger Consideration and any cash in lieu of fractional shares of Acquiror Common Stock to be issued or paid in consideration therefor pursuant to Section 2.2 and, after the applicable payment date, any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.
(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Merger Effective Time, the record holder of shares (other than Cancelled Shares) of Company Common Stock at the Merger Effective Time shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Merger Effective Time theretofore payable with respect to the whole shares of Acquiror Common Stock represented by such shares of Company Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of Acquiror Common Stock represented by such shares of Company Common Stock with a record date after the Merger Effective Time (but before the issuance of Acquiror Common Stock issuable with respect to such shares of Company Common Stock) and with a payment date subsequent to the issuance of Acquiror Common Stock issuable with respect to such shares of Company Common Stock.
2.5 No Further Ownership Rights. All Merger Consideration paid by Acquiror in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Common Stock in respect of which such Merger Consideration was paid. From and after the Merger Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Merger Effective Time.
2.6 Net Asset Value Calculation.
(a) Acquiror shall deliver to the Company a calculation of the net asset value per share of Acquiror Common Stock as of a date mutually agreed between the Company and Acquiror, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to net asset value, as set forth on Exhibit A (the “Closing Acquiror Net Asset Value”); provided that Acquiror shall update the calculation of the Closing Acquiror Net Asset Value in the event the Closing is subsequently delayed or that there is more than a de minimis change to the Closing Acquiror Net Asset Value prior to the Closing and as needed to ensure the Closing Acquiror Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time; provided further that the Acquiror Board, including the Acquiror Special Committee, shall be required to approve, and the Acquiror Adviser shall certify in writing to the Company the calculation of the Closing Acquiror Net Asset Value.
(b) The Company shall deliver to Acquiror a calculation of the net asset value per share of Company Common Stock as of the Determination Date, calculated in good faith as of such date and based on the valuation principles, assumptions and methodologies, and applying the categories of adjustments to net asset value, as set forth on Exhibit A (the “Closing Company Net Asset Value”); provided that the Company shall update the calculation of the Closing Company Net Asset Value in the event the Closing is subsequently delayed or that there is more than a de minimis change to the Closing Company Net Asset Value prior to the Closing and as needed to ensure the Closing Company Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time; provided further that the Company Board, including the Company Special Committee, shall be required to approve, and the Company Manager shall certify in writing to Acquiror, the calculation of the Closing Company Net Asset Value.
(c) Each Adviser agrees to give each of the Company and Acquiror and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation.
2.7 Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to former stockholders of the Company as of the first anniversary of the Merger Effective Time may be paid to Acquiror, upon Acquiror’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of the Company who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of Acquiror Common Stock shall thereafter look only to Acquiror with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of the Company, Acquiror, the Surviving Company, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith pursuant to applicable abandoned property, escheat or similar Laws.
2.8 Withholding Rights. Acquiror or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of Company Common Stock such amounts as are required to be deducted and withheld under the Code, or under any provision of state, local or foreign Tax Law; provided, the entity deducting or withholding such amount shall use reasonable best efforts to (i) provide advance written notice at least ten (10) Business Days prior in writing to such deduction or withholding and (ii) cooperate with such Person to reduce or eliminate any such deduction or withholding (including by providing such Person with an opportunity to provide any forms, certificates, or other documentation that would reduce or eliminate such deduction or withholding). To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.
2.9 Tax Consequences. It is intended that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and Income Tax Regulations section 1.368-2(g) and 1.368-3(a). The parties will report consistently with such intention, and no party will take a reporting position that is inconsistent with that intention, unless otherwise required by applicable Law or an applicable Governmental Entity in connection with any tax audit or other tax contest. None of the parties to this Agreement makes any representation that the Merger will so qualify.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except with respect to matters that have been Previously Disclosed and in reliance on Section 5.8 of this Agreement, the Company hereby represents and warrants to Acquiror that:
3.1 Corporate Organization.
(a) The Company is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
(b) True, complete and correct copies of the Articles of Amendment and Restatement of the Company (the “Company Charter”) and the Amended and Restated Bylaws of the Company (the “Company Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Company.
(c) Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
3.2 Capitalization.
(a) The authorized capital stock of the Company consists of (i) 100,000,000 shares of Company Common Stock, of which 21,314,392 were outstanding as of the close of business on June 11, 2026 (the “Company Capitalization Date”) and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which was outstanding as of the close of business on the Company Capitalization Date. As of the Company Capitalization Date, there were 399,490 unvested shares of Company Restricted Shares outstanding, none of which are reflected in the total number of shares of Company Common Stock outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Company may vote (“Voting Debt”) is issued or outstanding. As of the Company Capitalization Date, except as set forth on Section 3.2 of the Company Disclosure Schedule, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company’s capital stock or other securities under the Securities Act. All of the Company Common Stock sold has been sold in accordance with the requirements of the Securities Act and in material compliance with, if applicable, state “blue sky” Laws.
(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens (other than Liens securing obligations under credit facilities that have been Previously Disclosed), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
3.3 Authority; No Violation.
(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement, the BDC Election, the terms of the Merger and the Transactions are fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement, the BDC Election, the Merger and the Transactions, (iii) directed that the Company BDC Election Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting; (iv) directed that that this Agreement and the Company Merger Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting; and (v) resolved to recommend that the stockholders of the Company adopt the Company BDC Election Matters and the Company Merger Matters (such recommendations, the “Company Board Recommendation”). Except for receipt of Company Requisite Vote and the Post-BDC Election Approvals, the execution and delivery of this Agreement, the BDC Election and the consummation of the Merger and the other Transactions have been authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).
(b) Except as otherwise set forth on Section 3.3(b) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance of this Agreement by the Company, will (i) violate any provision of Company Charter or Company Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Company or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clauses (ii)(A) and (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
3.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions, except for (i) the filing with the SEC of the BDC Election, (ii) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the Acquiror Stockholders Meeting and the Company Stockholders Meeting to be held in connection with this Agreement, the BDC Election and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (iii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iv) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of Acquiror Common Stock pursuant to this Agreement and approval of listing of such Acquiror Common Stock on NASDAQ, (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
3.5 Reports.
(a) The Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2024 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “Company SEC Reports”), except for such failure to file or furnish as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries taken as a whole. No Company SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. All Company SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Company is required to make any filing with the SEC.
(b) Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of the Acquiror, the Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c) The Company has made available to Acquiror all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Company (i) there are no unresolved comments from the SEC with respect to Company SEC Reports or any SEC examination of the Company and (ii) none of Company SEC Reports is subject to any ongoing review by the SEC.
3.6 Company Financial Statements.
(a) The financial statements of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in Company SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Company’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. BDO USA, P.C. (“BDO”) has not resigned, threatened resignation or been dismissed as the Company’s independent public accountant as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of the Company as of December 31, 2025 included in the audited financial statements set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “Company Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2025, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in Company SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Company Balance Sheet in accordance with GAAP.
(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company and its Consolidated Subsidiaries in Company SEC Reports.
(d) Since the Applicable Date, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any director, officer, auditor, accountant or representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Company or any of its directors, officers or agents to the Company Board or any committee thereof or to any director or officer of the Company.
(e) To the Company’s knowledge, since the Applicable Date, BDO, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in Company SEC

Reports (including the related notes), has been (i) “independent” with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f) The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(g) The Company has in all material respects:
(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Company’s management, with the participation of the Company’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2025 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, using the framework specified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025;
(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Company Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Company’s auditors any material weaknesses in internal controls; and
(iv) provided to Acquiror true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Company Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to Acquiror true, complete and correct copies of any such disclosures that are made after the date hereof.
(h) To the Company’s knowledge, there is no fraud or suspected fraud affecting the Company involving management of the Company or employees of the Company Manager who have significant roles in the Company’s internal control over financial reporting, when such fraud could have a material effect on the Company’s consolidated financial statements.
3.7 Broker’s Fees. Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other Transactions.

3.8 Absence of Changes or Events. Since December 31, 2025, (a) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions contemplated hereby, the business of the Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (b) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company and (c) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of Acquiror under Section 6.1 or 6.2.
3.9 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 3.9 of the Company Disclosure Schedule,
(a) the Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company is, and was, fully qualified to sell shares of Company Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
(b) the Company is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.
(c) the Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.
3.10 Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the BDC Election will, at the time the BDC Election is filed with the SEC, (ii) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (iii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by Acquiror or the Acquiror Adviser for inclusion or incorporation by reference in the BDC Election, the Registration Statement or the Joint Proxy Statement/Prospectus.
3.11 Taxes and Tax Returns.
(a) Each of the Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement, and all such Tax Returns are true, complete and correct in all material respects. Each of the Company and its Consolidated Subsidiaries has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b) No material Tax Return of the Company or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP.
(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than (i) any agreement or arrangement entered into in the ordinary course of business the principal purpose of which is not Taxes or (ii) any agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries).
(d) Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e) Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries.
(f) Neither the Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(g) The Company: (i) at all times commencing with its taxable year ended December 31, 2021, and through and including its taxable year ended December 31, 2025, has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT in such years; (ii) at all times has been organized and has operated in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to be organized and to operate in such a manner as to qualify as a REIT and will be subject to taxation as a REIT for its taxable year that will end with the Merger Effective Time; and (iv) has not taken or to its knowledge omitted to take any action that could reasonably be expected to result in a successful challenge by the IRS or any other Governmental Entity with respect to its qualification as a REIT, and to its knowledge is not subject to any pending challenges by, and has not received any written communications from, the IRS or any other Governmental Entity with respect to its qualification as a REIT. The Company has no subsidiaries that are classified as REITs.
(h) Each of the Company’s Consolidated Subsidiaries has been since the later of its acquisition or formation and continues to be treated for U.S. federal and state income Tax purposes as (i) a partnership or a disregarded entity (and not as a corporation or an association or publicly traded partnership taxable as a corporation), or (ii) a “qualified REIT subsidiary,” within the meaning of Section 856(i)(2) of the Code.
(i) Neither the Company nor any of its Consolidated Subsidiaries (other than any “taxable REIT subsidiaries,” within the meaning of Section 856(l) of the Code) has or has had any earnings and profits attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.
(j) For each taxable year since the Company’s election to be taxed as a REIT, the Company has satisfied (i) the 75% gross income test set forth in Section 856(c)(3) of the Code and (ii) the 95% gross income test set forth in Section 856(c)(2) of the Code.
(k) At the close of each quarter of each taxable year since the Company’s election to be taxed as a REIT, the Company has satisfied each of the asset tests set forth in Section 856(c)(4) of the Code, including (i) the requirement that at least 75% of the value of the Company’s total assets be represented by real estate assets, cash and cash items, and government securities, (ii) the requirement that not more than 25% of the value of the

Company’s total assets be represented by securities (other than those includible under clause (i)), (iii) the requirement that not more than 20% or 25% (as applicable) of the value of the Company’s total assets be represented by securities of one or more taxable REIT subsidiaries, (iv) the requirement that not more than 5% of the value of the Company’s total assets be represented by securities of any one issuer (other than securities includible under clause (i) or securities of a taxable REIT subsidiary), (v) the requirement that the Company not hold securities possessing more than 10% of the total voting power of the outstanding securities of any one issuer (other than securities includible under clause (i) or securities of a taxable REIT subsidiary), and (vi) the requirement that the Company not hold securities having a value of more than 10% of the total value of the outstanding securities of any one issuer (other than securities includible under clause (i) or securities of a taxable REIT subsidiary), in each case, taking into account the provisions of Section 856(c)(7).
(l) For each taxable year since the Company’s election to be taxed as a REIT, the Company has distributed dividends in an amount sufficient to satisfy the distribution requirements of Section 857(a)(1) of the Code.
(m) Prior to the Merger Effective Time, the Company shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Merger Effective Time. Prior to the Determination Date, the Company shall have declared a Tax Dividend with respect to the final taxable year ending as a result of the Merger.
(n) The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, including information reporting requirements, and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(o) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(p) After giving effect to the Tax Dividend, the Company will have no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(q) The Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(r) No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(s) Neither the Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(t) Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(u) Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(v) Neither the Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Consolidated Subsidiaries).
(w) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.
3.12 Litigation. There are no material Proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Consolidated Subsidiaries. There is no Order binding upon the Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.13 Employee Matters. Neither the Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).
3.14 Certain Contracts.
(a) The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to Acquiror of, all Contracts (collectively, the “Company Material Contracts”) to which, as of the date hereof, the Company or any of its Consolidated Subsidiaries is a party, or by which the Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to the Company or its financial condition or results of operations;
(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by the Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of the Company or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole);
(iv) any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to the Company and its Consolidated Subsidiaries, taken as a whole;
(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct;
(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in Company SEC Reports;
(vii) any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate Acquiror, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or
(viii) any Contract with a Governmental Entity.
(b) Each Company Material Contract is (x) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company Management Agreement has been approved in accordance with applicable law. Prior to the BDC Election, the New BDC Advisory Agreement will be approved by the Company Board and stockholders of the Company in accordance with Section 15 of the Investment Company Act. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.
3.15 Insurance Coverage. All material insurance policies maintained by the Company or any of its Consolidated Subsidiaries and that name the Company or any of its Consolidated Subsidiaries as an insured (each, a “Company Insurance Policy”), are in full force and effect and all premiums due and payable with respect to each Company Insurance Policy have been paid. Neither the Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Company Insurance Policy.
3.16 Intellectual Property. The Company and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Company and its Consolidated Subsidiaries taken as a whole (hereinafter, “Company Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No claims are pending for which the Company has received written notice or, to the knowledge of the Company, threatened (i) that the Company or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Company Intellectual Property Right is invalid or unenforceable. To the knowledge of the Company, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Company Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.
3.17 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company:
(a) there are no Proceedings of any kind, pending or, to the knowledge of the Company, threatened, against the Company or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on the Company or any of its Consolidated Subsidiaries under or in respect of any Environmental Law; and
(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by the Company or any of its Consolidated Subsidiaries during the period of the Company’s or its Consolidated Subsidiary’s ownership or lease.
(d) to the knowledge of the Company, none of the Company nor any of its Consolidated Subsidiaries has entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by the Company or any of its Consolidated Subsidiaries.
3.18 Real Property. Neither the Company nor any of its Consolidated Subsidiaries owns or leases any real property.
3.19 Investment Assets. Each of the Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed.
3.20 State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Merger or the other Transactions.
3.21 Appraisal Rights. In accordance with Title 3, Subtitle 2 of the MGCL and the Company Charter, no appraisal rights shall be available to holders of Company Common Stock in connection with the Transactions.
3.22 Valuation. The value of each investment asset owned by the Company that is used in connection with the computations made by the Company pursuant to Section 2.6 will be determined in accordance with the valuation principles, assumptions and methodologies, and applying the categories of adjustments to net asset value, applicable to the Company as set forth on Exhibit A, and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement. The value of all assets owned by the Company other than investment assets that are used in connection with the computations made by the Company pursuant to Section 2.6 will be determined in accordance with GAAP. All third party valuations shall have been conducted by Stout Risius Ross, LLC.
3.23 Opinion of Financial Advisor. Company Special Committee has received the opinion of Oppenheimer & Co. Inc., financial advisor to Company Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio (as specified in such opinion) was fair, from a financial point of view, to the Company’s stockholders (other than the Company Manager, the Acquiror, the Acquiror Adviser and any of their respective Affiliates).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR
Except with respect to matters that have been Previously Disclosed and in reliance on Section 5.8 of this Agreement, Acquiror hereby represents and warrants to the Company that:
4.1 Corporate Organization.
(a) Acquiror is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. Acquiror has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror. Acquiror has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.
(b) True, complete and correct copies of the form of Articles of Incorporation of Acquiror (the “Acquiror Charter”) and the form of Bylaws of Acquiror (the “Acquiror Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by Acquiror.
(c) The Acquiror has no Subsidiaries.
4.2 Capitalization. The authorized capital stock of Acquiror consists of (i) 100,000,000 shares of Acquiror Common Stock, of which 22,890,590 were outstanding as of the close of business on June 11, 2026 (the “Acquiror Capitalization Date”). All of the issued and outstanding shares of Acquiror Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to Acquiror attaching to the ownership thereof. All of the shares of Acquiror Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to Acquiror attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of Acquiror may vote (“Acquiror Voting Debt”) is issued or outstanding. As of the Acquiror Capitalization Date, except as otherwise set forth on Section 4.2 of the Acquiror Disclosure Schedule, Acquiror does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of

Acquiror Common Stock, Acquiror Voting Debt or any other equity securities of Acquiror or any securities representing the right to purchase or otherwise receive any shares of Acquiror Common Stock, Acquiror Voting Debt or other equity securities of Acquiror. There are no obligations of Acquiror (i) to repurchase, redeem or otherwise acquire any shares of capital stock of Acquiror, Acquiror Voting Debt or any equity security of Acquiror or any securities representing the right to purchase or otherwise receive any shares of capital stock, Acquiror Voting Debt or any other equity security of Acquiror or (ii) pursuant to which Acquiror is or could be required to register shares of Acquiror capital stock or other securities under the Securities Act. All of Acquiror Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.
4.3 Authority; No Violation.
(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (x) this Agreement and the terms of the Merger and the other Transactions, including the issuance of Acquiror Common Stock in connection with the Merger (the “Acquiror Stock Issuance”), are fair to and in the best interests of Acquiror and its stockholders and (y) the interests of Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, including the proposed Acquiror Stock Issuance, (iii) directed that this Agreement and the Merger and the other Transactions contemplated hereby, including the Acquiror Stock Issuance, be submitted to Acquiror’s stockholders at a duly held meeting of such stockholders (the “Acquiror Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of Acquiror approve this Agreement and the Merger and the other Transactions contemplated hereby, including the Acquiror Stock Issuance (such recommendation, collectively, the “Acquiror Board Recommendation”). Except for receipt of the Acquiror Requisite Vote, the Merger and the Transactions have been authorized by all necessary corporate action on the part of Acquiror. This Agreement has been duly and validly executed and delivered by Acquiror and (assuming due authorization, execution and delivery by Acquiror) constitutes the valid and binding obligation of each of Acquiror, enforceable against each of Acquiror in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b) Except as otherwise set forth on Section 4.3(b) of the Acquiror Disclosure Schedule, neither the execution and delivery of this Agreement by Acquiror, nor the consummation by Acquiror of the Transactions, nor performance of this Agreement by Acquiror, will (i) violate any provision of the Acquiror Charter or the Acquiror Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to Acquiror or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Acquiror or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Acquiror or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror.
4.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by Acquiror of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iii) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of Acquiror Common Stock pursuant to this Agreement and approval of listing of such Acquiror Common Stock on the Nasdaq Stock Market LLC, (iv) the reporting of this Agreement on a Current Report on Form 8-K and (v) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror.

4.5 Reports.
(a) Except as otherwise set forth on Section 4.5(a) of the Acquiror Disclosure Schedule, Acquiror has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “Acquiror SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries taken as a whole. To Acquiror’s knowledge, no Acquiror SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To Acquiror’s knowledge, all Acquiror SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of Acquiror is required to make any filing with the SEC.
(b) Neither Acquiror nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to Acquiror’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of Acquiror or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has Acquiror or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of Acquiror, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c) Acquiror has made available to the Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of Acquiror, (i) there are no unresolved comments from the SEC with respect to the Acquiror SEC Reports or any SEC examination of Acquiror and (ii) none of the Acquiror SEC Reports is subject to any ongoing review by the SEC.
4.6 Acquiror Financial Statements.
(a) The financial statements, including the related Statements of Assets and Liabilities (including the Schedules of Investments), the Statements of Operations, the Statements of Changes in Net Assets, and the Statements of Cash Flows included (or incorporated by reference) in the Acquiror SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Acquiror for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. BDO has not resigned, threatened resignation or been dismissed as Acquiror’s independent public accountant as a result of or in connection with any disagreements with Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b) Except for (A) liabilities reflected or reserved against on the Statement of Assets and Liabilities (including the Schedules of Investments) of Acquiror as of December 31, 2025 included in the audited financial statements set forth in Acquiror’s annual report on Form 10-K for the year ended December 31, 2025 (the “Acquiror Statement of Assets and Liabilities”), (B) liabilities incurred in the ordinary course of business since December 31, 2025, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Acquiror SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror, Acquiror does not have any liabilities that would be required to be reflected or reserved against in the Acquiror Statement of Assets and Liabilities in accordance with GAAP.

(c) Acquiror is not a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of Acquiror in the Acquiror SEC Reports.
(d) Since the Applicable Date, (i) Neither Acquiror nor, to the knowledge of Acquiror, any director, officer, auditor, accountant or representative of Acquiror has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Acquiror or its internal accounting controls, including any complaint, allegation, assertion or claim that Acquiror has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing Acquiror, whether or not employed by Acquiror, has reported evidence of a material violation of securities laws, breach of duty or similar violation by Acquiror or any of its officers, directors or agents to the Acquiror Board or any committee thereof or to any director or officer of Acquiror.
(e) To Acquiror’s knowledge, since the Applicable Date, BDO, which has expressed its opinion with respect to the financial statements of Acquiror included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to Acquiror within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f) The principal executive officer and principal financial officer of Acquiror have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and Acquiror is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.
(g) Acquiror has in all material respects:
(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by Acquiror in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to allow Acquiror’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) Acquiror’s management, with the participation of Acquiror’s principal executive and financial officers, has completed an assessment of the effectiveness of Acquiror’s internal controls over financial reporting for the fiscal year ended December 31, 2025 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that Acquiror maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, using the framework specified in Acquiror’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025;
(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Acquiror Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of Acquiror’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for Acquiror’s auditors any material weaknesses in internal controls; and
(iv) provided to the Company true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Acquiror Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to the Company true, complete and correct copies of any such disclosures that are made after the date hereof.
(h) The fair value of Acquiror’s investments as of December 31, 2025 (i) were determined in accordance with ASC Topic 820 (Fair Value Measurement) and (ii) reflect a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the Acquiror Board.
(i) To Acquiror’s knowledge, there is no fraud or suspected fraud affecting Acquiror involving management of Acquiror or employees of the Acquiror Adviser who have significant roles in Acquiror’s internal control over financial reporting, when such fraud could have a material effect on Acquiror’s consolidated financial statements.
4.7 Broker’s Fees. Neither Acquiror nor any of its respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other Transactions, other than the fees of Keefe, Bruyette & Woods, Inc., financial advisor to the Acquiror Special Committee.
4.8 Absence of Changes or Events. Except as otherwise set forth on Section 4.8 of the Acquiror Disclosure Schedule, since December 31, 2025, (a) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of Acquiror and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (b) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror and (c) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Company under Section 6.1 or Section 6.2.
4.9 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 4.9 of the Acquiror Disclosure Schedule,
(a) Acquiror has filed Form N-54A with the SEC in connection with its election to be regulated as a business development company under the Investment Company Act. Such election has not been amended, modified, rescinded, or revoked and remains in full force and effect as of the date hereof.
(b) Acquiror has maintained at all times a majority of directors that are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, in accordance with Section 56(a) of the Investment Company Act.
(c) Acquiror and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror. Acquiror has not received any written or, to Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. Acquiror has operated in compliance with all listing standards of the Nasdaq Stock Market LLC since Acquiror Common Stock began trading thereon other than as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. Acquiror is not subject to any “stop order” and is, and was, fully qualified to sell shares of Acquiror Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror.
(d) Acquiror is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror.
(e) Acquiror has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act, including a written code of ethics in compliance with Rule 17j-1 of the Investment Company Act. There have been no “Material Compliance Matters” for Acquiror, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Acquiror Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole.
(f) Acquiror and each of its Consolidated Subsidiaries has at all times maintained asset coverage with respect to its senior securities in compliance with Section 61 of the Investment Company Act and the applicable asset coverage requirements thereunder.
(g) Acquiror and each of its Consolidated Subsidiaries have adopted policies and procedures designed to ensure compliance with the restrictions on affiliated transactions set forth in Section 57 of the Investment Company Act, including procedures for the identification and review of proposed affiliated transactions by the independent directors. Acquiror and each of its Consolidated Subsidiaries have complied with the restrictions on affiliated transactions set forth in Section 57 of the Investment Company Act and any applicable SEC exemptive orders.
(h) Acquiror and each of its Consolidated Subsidiaries have complied with the approval requirements in respect of the investment advisory agreement with its investment advisor, as set forth in Section 15 of the Investment Company Act.
(i) Acquiror and each of its Consolidated Subsidiaries have maintained at all times the fidelity bond coverage required under Rule 17g-1 of the Investment Company Act.
(j) Acquiror and each of its Consolidated Subsidiaries have maintained at all times a qualified custodian, as defined in Section 26(a)(1) of the Investment Company Act, to hold its securities and other investments in compliance with Section 17(f) of the Investment Company Act.
(k) Acquiror and each of its Consolidated Subsidiaries have complied with the approval requirements in respect of their auditors, as set forth in Section 32(a) of the Investment Company Act.
(l) Acquiror and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit Acquiror and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. Acquiror has not received any written or, to Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole.
(m) No “affiliated person” (as defined under the Investment Company Act) of Acquiror has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of Acquiror, threatened that would result in any such disqualification.
4.10 Acquiror Information. None of the information supplied or to be supplied by Acquiror for inclusion or incorporation by reference in (i) the BDC Election will, at the time the BDC Election is filed with the SEC, (ii) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration

Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (iii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Acquiror with respect to information supplied by the Company or the Company Manager for inclusion or incorporation by reference in the BDC Election, Registration Statement or the Joint Proxy Statement/Prospectus.
4.11 Taxes and Tax Returns.
(a) Acquiror and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns are true, complete and correct in all material respects), has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b) No material Tax Return of Acquiror or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Acquiror or any of its Consolidated Subsidiaries for which Acquiror does not have reserves that are adequate under GAAP.
(c) Neither Acquiror nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than (i) such an agreement entered into in the ordinary course of business the principal purpose of which is not Taxes or (ii) such an agreement or arrangement exclusively between or among Acquiror and its Consolidated Subsidiaries).
(d) Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither Acquiror nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e) Neither Acquiror nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by Acquiror or any of its Consolidated Subsidiaries.
(f) Neither Acquiror nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If Acquiror or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(g) Acquiror: (i) made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC, and at all times since the beginning of its taxable year ended March 31, 2022, and through and including its taxable year ended March 31, 2026, has been subject to taxation as a RIC and has satisfied all requirements to qualify as a RIC in such years; (ii) at all times has been organized and has operated in a manner consistent with the requirements for qualification and taxation as a RIC; (iii) intends to continue to be organized and to operate in such a manner as to qualify as a RIC for its taxable year that will include the Merger Effective Time and thereafter; and (iv) has not taken or to its knowledge omitted to take any action that could reasonably be expected to result in a successful challenge by the IRS or any other Governmental Entity with respect to its qualification as a RIC, and to its knowledge is not subject to any pending challenges by, and has not received any written communications from, the IRS or any other Governmental Entity with respect to its qualification as a RIC. Acquiror has no Consolidated Subsidiaries that are classified as RICs. Based on the information made available to

Acquiror by the Company regarding the Company’s assets and income as of the date of this Agreement, Acquiror has no reason to believe that the Surviving Company will not satisfy the requirements for qualification as a RIC for its taxable year that includes the Merger Effective Time and thereafter.
(h) Each of Acquiror’s Consolidated Subsidiaries has been since the later of its acquisition or formation and continues to be treated for U.S. federal and state income Tax purposes as (i) a partnership or a disregarded entity (and not as a corporation or an association or publicly traded partnership taxable as a corporation) or (ii) a RIC.
(i) For each taxable year since Acquiror’s election to be treated as a RIC, Acquiror has satisfied the 90% gross income test set forth in Section 851(b)(2) of the Code.
(j) At the close of each quarter of each taxable year since Acquiror’s election to be treated as a RIC, Acquiror has satisfied the asset diversification requirements set forth in Section 851(b)(3) of the Code, including (i) the requirement that at least 50% of the value of Acquiror’s total assets be represented by cash and cash items, government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of Acquiror’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) the requirement that not more than 25% of the value of Acquiror’s total assets be invested in (x) the securities (other than government securities or securities of other RICs) of any one issuer, (y) the securities (other than securities of other RICs) of two or more issuers controlled by Acquiror and engaged in the same or similar trades or businesses or related trades or businesses, or (z) the securities of one or more qualified publicly traded partnerships, in each case, taking into account the provisions of Section 851(d) of the Code.
(k) For each taxable year since Acquiror’s election to be treated as a RIC, Acquiror has distributed dividends in an amount sufficient to satisfy the distribution requirements of Section 852(a)(1) of the Code.
(l) Acquiror and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(m) Acquiror is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(n) Acquiror has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(o) Acquiror is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(p) No claim has been made in writing by a taxing authority in a jurisdiction where Acquiror or any of its Consolidated Subsidiaries does not file Tax Returns that Acquiror or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(q) Neither the Acquiror nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(r) Neither Acquiror nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(s) Neither Acquiror nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than Acquiror and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(t) Neither Acquiror nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Acquiror or any of its Consolidated Subsidiaries).
(u) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Acquiror or any of its Consolidated Subsidiaries.

4.12 Litigation. There are no material Proceedings pending or, to Acquiror’s knowledge, threatened against Acquiror or any of its Consolidated Subsidiaries. There is no Order binding upon Acquiror or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole.
4.13 Employee Matters. Neither Acquiror nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.
4.14 Certain Contracts.
(a) Acquiror has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (collectively, the “Acquiror Material Contracts”) to which, as of the date hereof, Acquiror or any of its Consolidated Subsidiaries is a party, or by which Acquiror or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of Acquiror, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to Acquiror or its financial condition or results of operations;
(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of Acquiror or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by Acquiror or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of Acquiror or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole);
(iv) except with respect to investments set forth in the Acquiror SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to Acquiror and its Consolidated Subsidiaries, taken as a whole;
(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of Acquiror and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that Acquiror and its Consolidated Subsidiaries conducts or may conduct;
(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the Acquiror SEC Reports;
(vii) any Contract that obligates Acquiror or any of its Consolidated Subsidiaries to conduct any business that is material to Acquiror and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or
(viii) any Contract with a Governmental Entity.
(b) Each Acquiror Material Contract is (x) valid and binding on Acquiror or its applicable Consolidated Subsidiary and, to Acquiror’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. The investment management agreement between Acquiror and the Acquiror Adviser in effect as of the date of this Agreement has been approved by the Acquiror Board and stockholders of

Acquiror in accordance with Section 15 of the Investment Company Act. Neither Acquiror nor any of its Consolidated Subsidiaries nor, to Acquiror’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror. No Acquiror Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to Acquiror or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole.
4.15 Insurance Coverage. All material insurance policies maintained by Acquiror or any of its Consolidated Subsidiaries and that name Acquiror or any of its Consolidated Subsidiaries as an insured (each, a “Acquiror Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Acquiror Insurance Policy have been paid. Neither Acquiror nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Acquiror Insurance Policy.
4.16 Intellectual Property. Acquiror and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of Acquiror and its Consolidated Subsidiaries taken as a whole (hereinafter, “Acquiror Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror. No claims are pending for which Acquiror has received written notice or, to the knowledge of Acquiror, threatened (i) that Acquiror or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Acquiror Intellectual Property Right is invalid or unenforceable. To the knowledge of Acquiror, no Person is infringing, misappropriating or using without authorization the rights of Acquiror or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to Acquiror and its Consolidated Subsidiaries, taken as a whole.
4.17 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror:
(a) there are no Proceedings of any kind, pending or, to the knowledge of Acquiror, threatened, against Acquiror or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on Acquiror or any of its Consolidated Subsidiaries under or in respect of any Environmental Law; and
(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by Acquiror or any of its Consolidated Subsidiaries during the period of Acquiror’s or its Consolidated Subsidiary’s ownership or lease.
(d) To the Acquiror’s knowledge, none of Acquiror nor any of its Consolidated Subsidiaries has entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by Acquiror or any of its Consolidated Subsidiaries.
4.18 Real Property. Neither Acquiror nor any of its Consolidated Subsidiaries owns or leases any real property.
4.19 Investment Assets. Each of Acquiror and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of Acquiror or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by Acquiror that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of Acquiror’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act). Acquiror has at all times made available significant managerial assistance, as defined in Section 2(a)(47) of the Investment Company Act, to the issuers of securities of eligible portfolio companies in which the Acquiror has made qualifying investments.
4.20 State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Merger or the other Transactions.
4.21 Valuation. The value of each investment asset owned by Acquiror that is used in connection with the computations made by Acquiror pursuant to Section 2.6 will be determined in accordance with the valuation principles, assumptions and methodologies, and applying the categories of adjustments to net asset value, applicable to Acquiror as set forth on Exhibit A, and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement. The value of all assets owned by Acquiror other than investment assets that are used in connection with the computations made by Acquiror pursuant to Section 2.6 will be determined in accordance with GAAP. All third party valuations shall have been conducted by Stout Risius Ross, LLC.
4.22 Opinion of Financial Advisor. Prior to the execution of this Agreement, the Acquiror Special Committee has received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Acquiror Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio is fair, from a financial point of view, to Acquiror.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ADVISERS
Except with respect to matters set forth in the Acquiror Adviser Disclosure Schedule or the Company Manager Disclosure Schedule, as applicable, each of the Acquiror Adviser and the Company Manager (each referred to herein as “Adviser”) hereby represents and warrants, only as to itself, to Acquiror and the Company as follows (provided that, notwithstanding anything to the contrary in this Article V, the representations and warranties in this Article V shall apply to each Adviser only to the extent applicable to such Adviser based on its regulatory status, and no representation or warranty herein shall be deemed to represent that the Company Manager is registered under the Investment Advisers Act or subject to provisions thereof except to the extent expressly required by applicable law):
5.1 Organization. Adviser is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Adviser has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
5.2 Authority; No Violation.
(a) Adviser has all requisite power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by all necessary corporate actions of Adviser. This Agreement has been duly and validly executed and delivered by Adviser and (assuming due authorization, execution and delivery by all other parties hereto) constitutes the valid and binding obligation of Adviser, enforceable against Adviser in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b) Neither the execution and delivery of this Agreement by Adviser, nor the consummation of the Transactions, nor performance of this Agreement by Adviser, will (i) violate any provision of the organizational documents of the Adviser or (ii) (A) violate any Law or Order applicable to Adviser or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
5.3 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 5.3 of the Acquiror Adviser Disclosure Schedule or the Company Manager Disclosure Schedule, as applicable,
(a) Acquiror Adviser is, and at all times required by the Investment Advisers Act when Acquiror Adviser has been the investment adviser to the Acquiror has been, duly registered as an investment adviser under the Investment Advisers Act. Acquiror Adviser is, and at all times required by applicable Law (other than the Investment Advisers Act) when Acquiror Adviser has been the investment adviser to the Acquiror has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not prevent Acquiror Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect on Acquiror.
(b) Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws with regard to its management of each of Acquiror or the Company, including, if and to the extent applicable, the Investment Advisers Act, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company. Adviser has not received any written or, to Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws with regard to its management of each of Acquiror and the Company, which non-compliance would, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
(c) Adviser holds and is in compliance with all Permits required in order to permit Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company. Adviser has not received any written or, to Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
(d) Acquiror Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to Acquiror) and, during the period prior to the date of this Agreement that Adviser has been the investment adviser to the Acquiror, Acquiror Adviser has been in compliance with such policies and procedures with regard to its management of Acquiror, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.
(e) During the period prior to the date of this Agreement that it has been the adviser to the Company or Acquiror, there has been no material adverse change in the operations, affairs or regulatory status of Adviser.

5.4 Litigation. There are no Proceedings pending or, to Adviser’s knowledge, threatened against Adviser, except as would not reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company. There is no Order binding upon Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Merger and the other Transactions or have a Material Adverse Effect with respect to Acquiror or the Company.
5.5 Valuation. The value of each investment asset owned by Acquiror or the Company that is used in connection with the computations made by Adviser on behalf of the Acquiror or the Company pursuant to Section 2.6 will be determined in accordance with the valuation principles, assumptions and methodologies, and applying the categories of adjustments to net asset value, applicable to Acquiror or the Company, as the case may be, as set forth on Exhibit A, and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement. The value of all assets owned by Acquiror other than investment assets that are used in connection with the computations made by Acquiror pursuant to Section 2.6 will be determined in accordance with GAAP. All third party valuations shall have been conducted by Stout Risius Ross, LLC.
5.6 Adviser Information. None of the information supplied or to be supplied by Adviser for inclusion or incorporation by reference in (i) the BDC Election will, at the time the BDC Election is filed with the SEC, (ii) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (iii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Adviser with respect to information supplied by the Acquiror, the Company or the other Adviser for inclusion or incorporation by reference in the BDC Election, Registration Statement or the Joint Proxy Statement/Prospectus.
5.7 Financial Resources. Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.
5.8 Acquiror or Company Representations and Warranties. To the knowledge of Adviser, as of the date hereof, the representations and warranties made by the Company in Article III or the representations and warranties made by Acquiror in Article IV, as applicable, are true and correct in all material respects.
ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS
6.1 Conduct of Businesses Prior to the Merger Effective Time. During the period from the date of this Agreement until the earlier of the Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly contemplated by this Agreement or with the prior written consent of the other parties hereto, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of the Company and Acquiror shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business consistent with past practice and each of Acquiror’s and the Company’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
6.2 Forbearances. During the period from the date of this Agreement until the earlier of the Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly contemplated by this Agreement (including without limitation necessary steps to be taken in connection with the BDC Election) or as set forth in Section 6.2 of the Company Disclosure Schedule or the Acquiror Disclosure Schedule, as applicable, neither the Company nor Acquiror shall, and neither shall permit any of its respective Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of Acquiror or the Company, as applicable (which prior written consent shall not be unreasonably delayed, conditioned or withheld):
(a) Other than pursuant to such party’s dividend reinvestment plan as in effect as of the date of this Agreement or pursuant to capital calls with respect to any Company subscription agreements, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any such party’s Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.
(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and such party’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or REIT or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of such party to such party or another direct or indirect wholly owned Consolidated Subsidiary of such party or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.
(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice or in an aggregate amount not in excess of $1,000,000, or (ii) encumbrances required to secure Permitted Indebtedness of such party or any of its Consolidated Subsidiaries.
(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives.
(e) Amend the Company Charter, Company Bylaws, the Acquiror Charter, the Acquiror Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.
(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.
(g) Hire any employees; establish, become a party to or commit to adopt any Employee Benefit Plan other than the Company Incentive Plan; or amend, modify or waive any provision of the Company Incentive Plan.
(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude the Company from declaring or paying any Tax Dividend on or before the Closing Date.
(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business; (ii) Permitted Indebtedness or (iii) in an aggregate amount not in excess of $250,000.
(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business or in an aggregate amount not in excess of $500,000.
(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.
(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify as a RIC or a REIT, as applicable.
(m) Enter into any new line of business other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed (it being understood that this prohibition does not apply to any portfolio companies in which such party or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in such party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Other than in the ordinary course of business consistent with past practice and such party’s investment objectives, enter into any Contract that would otherwise constitute a Company Material Contract or Acquiror Material Contract, as applicable, had it been entered into prior to the date of this Agreement.
(o) Other than in the ordinary course of business consistent with past practice and such party’s investment objectives, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract or Acquiror Material Contract.
(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and such party’s investment objectives, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Merger Effective Time, Acquiror, the Company, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.
(q) Other than in the ordinary course of business and consistent with such party’s investment objectives, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such party or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material Indebtedness.
(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate such party or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such party or any of its Consolidated Subsidiaries.
(s) Agree to take, make any commitment to take, or adopt any resolutions of the Company Board or the Acquiror Board, as applicable, authorizing, any of the actions prohibited by this Section 6.2.
ARTICLE VII
ADDITIONAL AGREEMENTS
7.1 Reasonable Best Efforts.
(a) Subject to the right of Acquiror to take any action that constitutes an Acquiror Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, and the right of the Company to take any action that constitutes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 7.8, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the BDC Election and the Merger) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.
(b) In furtherance (but not in limitation) of the foregoing, each of the Company and Acquiror shall as promptly as practicable file any required applications, notices or other filings with any applicable third-party or Governmental Entity in connection with the Transactions. Subject to applicable Law, Acquiror and the Company shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to Acquiror or the Company, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. the Company, on the one hand, and Acquiror, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to any

Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with any such Governmental Entity, and to the extent permitted by the applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.
(c) The parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary for Acquiror to assume and/or repay, as applicable, the Existing Company Credit Facility and the Company Notes at Closing, and each of Company and Acquiror shall execute such documentation, and shall cooperate and take such other actions as may be reasonably necessary to accomplish the foregoing.
7.2 Regulatory Matters.
(a) The Company and Acquiror shall as promptly as practicable following the execution and delivery of this Agreement jointly prepare and file with the SEC the Registration Statement. Each of the Company and Acquiror shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Merger. Acquiror and the Company shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. Acquiror shall also use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the Transactions, if any, and the Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested by Acquiror in connection with any such action.
(b) Each of the Company and Acquiror shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of the Company, Acquiror or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the BDC Election, Merger and the other Transactions. Prior to the BDC Election Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.
(c) Subject to applicable Law, each of the Company and Acquiror shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
7.3 Stockholder Approval.
(a) Notwithstanding anything to the contrary in Section 7.7, unless the Acquiror Board has withdrawn the Acquiror Board Recommendation in compliance with Section 7.7, Acquiror shall submit to its stockholders the issue of the Acquiror Stock Issuance on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of such obligation, Acquiror shall take, in accordance with applicable Law and the Acquiror Charter and the Acquiror Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Acquiror Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the Acquiror Stock Issuance, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Acquiror Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of the Company (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the Acquiror Board has withdrawn the Acquiror Board Recommendation in compliance with Section 7.7, Acquiror shall use reasonable best efforts to obtain from Acquiror’s stockholders the Acquiror Requisite Vote, including, subject to Section 7.7, by providing to Acquiror’s stockholders the Acquiror Board Recommendation and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Acquiror

Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that Acquiror shall not postpone or adjourn the Acquiror Stockholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to Acquiror’s right to terminate this Agreement pursuant to Section 9.1, Acquiror’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the Acquiror Stock Issuance and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to Acquiror, its Representatives or its stockholders of any Takeover Proposal (including any Acquiror Superior Proposal), or (ii) Acquiror effecting a Takeover Approval or delivering a Notice of an Acquiror Superior Proposal.
(b) Notwithstanding anything to the contrary in Section 7.8, unless (i) the Company Board has withdrawn the Company Board Recommendation in compliance with Section 7.8, or (ii) following the BDC Election Time, the Post-BDC Election Approvals have not been obtained, the Company shall submit to its stockholders this Agreement, the Company BDC Election Matters and the Company Merger Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of such obligation, the Company shall take, in accordance with applicable Law and Company Charter and Company Bylaws, all actions necessary to send as promptly as practicable (i) the Joint Proxy Statement/Prospectus, and to convene the Company Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the Company BDC Election Matters and Company Merger Matters on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of Acquiror (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the Company Board has withdrawn the Company Board Recommendation in compliance with Section 7.8 or the Company Board (on the recommendation of the Company Special Committee) has determined in good faith, that proceeding with or continuing the Company Stockholders Meeting would be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Law, the Company shall use reasonable best efforts to obtain from the Company’s stockholders Company Requisite Vote, including, subject to Section 7.8, providing to the Company’s stockholders the Company Board Recommendation of the approval of the Company BDC Election Matters and Company Merger Matters and including such recommendation in the Joint Proxy Statement/Prospectus and postponing or adjourning the Company Stockholders Meeting to obtain a quorum, solicit additional proxies or to otherwise allow for the filing of the BDC Election or other timing considerations. Without limiting the generality of the foregoing but subject to the Company’s right to terminate this Agreement pursuant to Section 9.1, the Company’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the Company BDC Election Matters and Company Merger Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company, its Representatives or its stockholders of any Takeover Proposal (including any the Company Superior Proposal), or (ii) the Company effecting a Takeover Approval or delivering a Notice of a Company Superior Proposal.
7.4 NASDAQ Listing. Acquiror shall use reasonable best efforts to cause the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the NASDAQ, subject to official notice of issuance, at or prior to the Merger Effective Time.
7.5 Indemnification; Directors’ and Officers’ Insurance.
(a) Following the Merger Effective Time, Acquiror shall, to the fullest extent permitted under applicable Law, defend and hold harmless and advance expenses to the present and former directors and officers of the Company or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Merger Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) Acquiror shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) Acquiror and the applicable Indemnified Parties shall cooperate in the defense of such matter.
(b) Unless the Company and Acquiror shall otherwise agree, prior to the Merger Effective Time, the Company shall, and, if the Company is unable to, Acquiror shall, cause the Surviving Company or its successor, effective as of the Merger Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of seven years from and after the Merger Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, the Company’s existing policies with respect to matters existing or occurring at or prior to the Merger Effective Time (the “Current D&O Insurance”). If the Company and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Merger Effective Time, the Surviving Company or its successor shall, and Acquiror shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the Surviving Company or its successor shall, and Acquiror shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by the Company for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify Acquiror in writing; provided that the failure to so notify shall not affect the obligations of Acquiror under Section 7.5(a) unless Acquiror is materially prejudiced as a consequence.
(d) If Acquiror or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, Acquiror shall cause proper provision to be made so that the successors and assigns of Acquiror shall assume the obligations set forth in this Section 7.5.
(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.
7.6 No Solicitation.
(a) Each of Acquiror and the Company shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to Acquiror or the Company, as applicable) of all confidential information previously furnished to any Person (other than Acquiror, the Company or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Merger Effective Time, subject to Section 7.7 in the case of Acquiror and Section 7.8 in the case of the Company, each of Acquiror and the Company shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than the Company, Acquiror or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than the Company, Acquiror or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable fiduciary duties, waiver or release under any standstill or any similar agreement with respect to equity securities of Acquiror or the Company; provided however, that notwithstanding the foregoing, each Party (A) may inform Persons of the provisions contained in this Section 7.6, and (B) shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of Acquiror or the Company in order to allow such third party to confidentially submit a Takeover Proposal.
(b) Each of Acquiror and the Company shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by Acquiror or the Company or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of Acquiror and the Company agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by Acquiror or the Company and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
7.7 Acquiror Takeover Proposals.
(a) If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting: (i) Acquiror receives a bona fide unsolicited Takeover Proposal (under circumstances in which Acquiror has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the Acquiror Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of Acquiror under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an Acquiror Superior Proposal; and (iii) Acquiror gives the Company at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and Acquiror’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), Acquiror may:
(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if Acquiror (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides the Company a copy of all such information that has not previously been delivered to the Company simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and
(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).
If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting, the Acquiror Special Committee shall have determined, by a majority of its members, after consultation with its outside legal counsel that failure to do so would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of Acquiror under applicable Law as a result of an Acquiror Superior Proposal, Acquiror may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the Acquiror Board Recommendation and/or (B) take any action or make any statement, filing or release, in connection with the Acquiror Stockholders Meeting or otherwise, inconsistent with the Acquiror Board Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “Acquiror Adverse Recommendation Change”).
(b) Upon any determination that a Takeover Proposal constitutes an Acquiror Superior Proposal, Acquiror shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Company a written notice (a “Notice of an Acquiror Superior Proposal”) (i) advising the Company that the Acquiror Board has received an Acquiror Superior Proposal and (ii) specifying in reasonable detail the material terms and conditions of such Acquiror Superior Proposal, including the amount per share or other consideration that the stockholders of Acquiror will receive in connection with the Acquiror Superior Proposal. Acquiror shall cooperate and negotiate in good faith with the Company (to the extent the Company desires to negotiate) during the two (2) calendar day period following the Company’s receipt of the Notice of an Acquiror Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Acquiror Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable Acquiror to determine that such Acquiror Superior Proposal is no longer an Acquiror Superior Proposal and proceed with an Acquiror Board Recommendation without an Acquiror Adverse Recommendation Change. If thereafter the Acquiror Special Committee determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Acquiror Superior Proposal remains an Acquiror Superior Proposal or the failure to make such Acquiror Adverse Recommendation Change would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of Acquiror under applicable Law, and Acquiror has complied in all material respects with Section 7.7(a) above, Acquiror may terminate this Agreement pursuant to Section 9.1(d)(iv).
(c) Other than as permitted by Section 7.7(a), neither Acquiror nor the Acquiror Board shall make any Acquiror Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Acquiror Adverse Recommendation Change shall change the approval of the Acquiror Stock Issuance or any other approval of the Acquiror Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d) Acquiror shall provide the Company with prompt written notice of any meeting of the Acquiror Board at which the Acquiror Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by the Company reasonably in advance of such meeting).
(e) Other than in connection with a Takeover Proposal with respect to Acquiror, nothing in this Agreement shall prohibit or restrict the Acquiror Board from taking any action described in clause (A) of the definition of Acquiror Adverse Recommendation Change in response to an Intervening Event (a “Acquiror Intervening Event Recommendation Change”) if (A) prior to effecting any such Acquiror Intervening Event Recommendation Change, Acquiror promptly notifies the Company, in writing, at least five (5) Business Days (the “Acquiror Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Acquiror Adverse Recommendation Change or an Acquiror Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) Acquiror shall, and shall cause its Representatives to, during the Acquiror Intervening Event Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Acquiror Board to make an Acquiror Intervening Event Recommendation Change, and (C) the Acquiror Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such an Acquiror Intervening Event Recommendation Change, after taking into account any adjustments made by the Company during the Acquiror Intervening Event Notice Period, would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of Acquiror under applicable Law.
(f) Nothing contained in this Agreement shall be deemed to prohibit Acquiror from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to Acquiror’s stockholders if, after consultation with its outside legal counsel, Acquiror determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Acquiror Adverse Recommendation Change unless the Acquiror Board expressly publicly reaffirms the Acquiror Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by the Company.
7.8 Company Takeover Proposals.
(a) If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting: (i) the Company receives a bona fide unsolicited Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) Company Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of the Company under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Company Superior Proposal; and (iii) the Company gives Acquiror at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and the Company’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.8(a), the Company may:
(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides Acquiror a copy of all such information that has not previously been delivered to Acquiror simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii) after fulfilling its obligations under Section 7.8(b) below, effect a Takeover Approval.
If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, Company Special Committee shall have determined, by a majority of its members, after consultation with its outside legal counsel, that failure to do so would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of the Company under applicable Law as a result of a Company Superior Proposal, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to Acquiror), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to Acquiror), the Company Board Recommendation and/or (B) take any action or make any statement, filing or release, in connection with the Company Stockholders Meeting or otherwise, inconsistent with the Company Board Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “Company Adverse Recommendation Change”).
(b) Upon any determination that a Takeover Proposal constitutes a Company Superior Proposal, the Company shall promptly provide (and in any event within twenty-four (24) hours of such determination) to Acquiror a written notice (a “Notice of a Company Superior Proposal”) (i) advising Acquiror that the Company Board has received a Company Superior Proposal and (ii) specifying in reasonable detail the material terms and conditions of such the Company Superior Proposal, including the amount per share or other consideration that the stockholders of the Company will receive in connection with Company Superior Proposal. the Company shall cooperate and negotiate in good faith with Acquiror (to the extent Acquiror desires to negotiate) during the two (2) calendar day period following Acquiror’s receipt of the Notice of a Company Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such the Company Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Company to determine that such the Company Superior Proposal is no longer a Company Superior Proposal and proceed with the Company Board Recommendation without a Company Adverse Recommendation Change. If thereafter Company Special Committee determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such the Company Superior Proposal remains a Company Superior Proposal or the failure to make such Company Adverse Recommendation Change would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of the Company under applicable Law, and the Company has complied in all material respects with Section 7.8(a) above, the Company may terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.8(a), neither the Company nor the Company Board shall make any Company Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of Company BDC Election Matters or Company Merger Matters or any other approval of the Company Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d) The Company shall provide Acquiror with prompt written notice of any meeting of the Company Board at which the Company Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by Acquiror reasonably in advance of such meeting).
(e) Other than in connection with a Takeover Proposal with respect to the Company, nothing in this Agreement shall prohibit or restrict the Company Board from taking any action described in clause (A) of the definition of Company Adverse Recommendation Change in response to an Intervening Event (a “Company Intervening Event Recommendation Change”) if (A) prior to effecting any such Company Intervening Event Recommendation Change, the Company promptly notifies Acquiror, in writing, at least five (5) Business Days (the “Company Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or a Company Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Company shall, and shall cause its Representatives to, during a Company Intervening Event Notice Period, negotiate with Acquiror in good faith (to the extent Acquiror desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit Company Special Committee to make a Company Intervening Event Recommendation Change, and (C) Company Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a Company Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by Acquiror during a Company Intervening Event Notice Period, would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of the Company under applicable Law.
(f) Nothing contained in this Agreement shall be deemed to prohibit the Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Company’s stockholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by Acquiror.
7.9 Access to Information.
(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of Acquiror and the Company shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Merger Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require Acquiror or the Company, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either Acquiror or the Company may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.
(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.
7.10 Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of the Company, Acquiror and the Advisers. Thereafter, so long as this Agreement is in effect, the

Company, Acquiror and the Advisers each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Merger, or the Transactions, except as may be required by applicable Law or the rules and regulations of the NASDAQ or Nasdaq Stock Market LLC and, to the extent practicable, before such press release or disclosure is issued or made, the Company, Acquiror or Advisers, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure; provided, that each of the Company, Acquiror or Advisers may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.10.
7.11 Takeover Statutes and Provisions. Neither the Company nor Acquiror will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Acquiror shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
7.12 Tax Matters.
(a) Tax Representation Letters. Prior to the Merger Effective Time (or at such other times as requested by counsel), each of the Company and Acquiror shall execute and deliver to Nixon Peabody LLP and Eversheds Sutherland (US) LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(f) and 8.3(e)) in form and substance reasonably satisfactory to each such counsel, containing such representations as shall be reasonably necessary or appropriate to enable such counsel to deliver the relevant tax opinions.
(b) RIC and REIT Status. During the period from the date of this Agreement to the Merger Effective Time, except as expressly contemplated or permitted by this Agreement, (i) Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Acquiror to fail to qualify as a RIC prior to or at the Merger Effective Time, and (ii) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of Acquiror, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a REIT prior to or at the Merger Effective Time.
(c) Pre-Closing Tax Dividends. Prior to the BDC Election Time, the Company shall declare and pay one or more Tax Dividends in an aggregate amount sufficient to (i) eliminate all of the Company’s accumulated earnings and profits for U.S. federal income tax purposes, including any earnings and profits (A) attributable to any taxable year in which the Company was treated as a C corporation (and not as a REIT) for U.S. federal income tax purposes, (B) accumulated during any taxable year in which the Company qualified as a REIT to the extent not previously distributed, and (C) attributable to the Company’s taxable year ending as a result of the Merger (including any income recognized through the Effective Time), and (ii) reduce the Company’s real estate investment trust taxable income and net capital gain (if any) to zero for the Company’s taxable year ending as a result of the Merger (taking into account the dividends paid deduction as defined in Section 561 of the Code arising from such Tax Dividends). Prior to the BDC Election Time, the Company shall engage an independent accounting firm to prepare a computation of accumulated earnings and profits confirming the amount of Tax Dividends that needs to be distributed to satisfy the foregoing requirements.
(d) Tax Treatment of Merger. Unless otherwise required by applicable Law or administrative action, (i) each of Acquiror and the Company shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification, and (ii) each of Acquiror and the Company shall report the Merger for U.S. federal income Tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code, and shall not take any Tax reporting position inconsistent with such treatment.
(e) Tax Opinions. Each of Acquiror and the Company shall use its best efforts to cause the tax opinion described in Section 8.3(e) and Section 8.2(f), respectively, to be delivered, including by executing and delivering the tax representation letters contemplated by Section 7.12(a), providing any information reasonably requested by their respective tax counsel in connection with the issuance of such opinion, and otherwise cooperating with their respective tax counsel. The issuance of any such tax opinion shall be subject to the satisfaction of counsel that the requirements for issuance of such opinion have been met.
7.13 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by Acquiror’s stockholders or the Company’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions; provided, however, neither party shall be required to share or provide any information that such party reasonably deems to be subject to legal privilege unless and until an appropriate joint defense agreement is in place, and each of Acquiror and the Company agree to negotiate in good faith and execute a standard joint defense agreement as soon as reasonably practicable in the circumstances. Each of Acquiror and the Company (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
7.14 Section 16 Matters. Prior to the Merger Effective Time, each of the Acquiror Board and the Company Board shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Acquiror Common Stock (including derivative securities with respect to Acquiror Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Acquiror or will become subject to such reporting requirements with respect to the Company, in each case, to be exempt pursuant to Rule 16b-3.
7.15 No Other Representations or Warranties. The parties hereto acknowledge and agree that, except for the representations and warranties of the Company in Article III, representations and warranties of Acquiror in Article IV and the representations and warranties of Advisers in Article V, none of Advisers, Acquiror, the Company or any of Acquiror’s or the Company’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.
7.16 Coordination of Dividends. The Company and Acquiror shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur.
7.17 Share Repurchase Program. From and after the date hereof until the Merger Effective Time, the Acquiror Board shall consider in good faith the adoption of a share repurchase program of up to twenty-five million dollars ($25,000,000) to be implemented following Closing, which share repurchase program, if adopted, shall be on such terms, and subject to such conditions, as the Acquiror may reasonably determine to be advisable in the circumstances, taking into account then-current market conditions and such other matters as the Acquiror Board determine to be relevant.
ARTICLE VIII
CONDITIONS PRECEDENT
8.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Merger Effective Time, of the following conditions:
(a) Stockholder Approvals; Post-BDC Election Approvals. (i) The Acquiror Requisite Vote shall have been obtained, (ii) the Company Requisite Vote shall have been obtained at the Company Stockholders Meeting and (iii) the required Post-BDC Election Approvals shall have been obtained from the Company Board.
(b) NASDAQ Listing. The shares of Acquiror Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the NASDAQ, subject to official notice of issuance.
(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Merger or any of the other Transactions shall be in effect.
(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Merger, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired. Each of the approvals listed on Section 8.1(e) of the Acquiror Disclosure Schedule and Section 8.1(e) of the Company Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.
(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Merger or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Merger or any of the other Transactions.
(g) Net Asset Value Determinations. The determination of both the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value shall have been completed in accordance with Section 2.6.
(h) Financing. The creditors under the Existing Company Credit Facility and the Company Notes shall have either agreed to the assumption by the Acquiror of the indebtedness evidenced thereby or such indebtedness shall have been repaid prior to Closing.
(i) BDC Election. Following receipt of the Company Requisite Vote at the Company Stockholders Meeting with respect to the BDC Election Matters, the Company shall have made the BDC Election in accordance with applicable Law.
(j) Support Agreements. Each of the Support Agreements shall have remained in full force and effect.
8.2 Conditions to Obligations of Acquiror to Effect the Merger. The obligations of Acquiror to effect the Merger are also subject to the satisfaction or waiver by Acquiror, at or prior to the Merger Effective Time, of the following conditions:
(a) Representations and Warranties of the Company. (i) The representations and warranties of the Company set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.8(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Company set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Company set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of the Company are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company. Acquiror shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the effect that the conditions set forth in this Section 8.2(a) have been satisfied.
(b) Representations and Warranties of the Company Manager. The representations and warranties of the Company Manager set forth in Article V shall be true and correct as of the date of this Agreement and as of the

Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(b) shall be deemed to have been satisfied even if any such representations and warranties of the Company Manager are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company. Acquiror shall have received a certificate signed on behalf of the Company Manager by an authorized officer of Company Manager to the effect that the conditions set forth in this Section 8.2(b) have been satisfied.
(c) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Merger Effective Time. Acquiror shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.
(d) Absence of the Company Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company.
(e) FIRPTA Certificate. The Company shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that the Company is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.
(f) Federal Tax Opinion. Acquiror shall have received an opinion of Eversheds Sutherland (US) LLP (or such other nationally recognized legal counsel), dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in tax representation letters and certificates of officers of the Company and Acquiror, in form and substance necessary to support the delivery of such tax opinions. If counsel for Acquiror will not render such an opinion, counsel for the Company reasonably acceptable to Acquiror may render such opinion to Acquiror in form and substance reasonably satisfactory to Acquiror.
8.3 Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company, at or prior to the Merger Effective Time, of the following conditions:
(a) Representations and Warranties of Acquiror. (i) The representations and warranties of Acquiror set forth in Section 4.2 shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of Acquiror set forth in Section 4.8(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of Acquiror set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of Acquiror set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of Acquiror are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of Acquiror to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to Acquiror. the Company shall have received a certificate signed on behalf of Acquiror by the Chief Executive Officer or the Chief Financial Officer of Acquiror to the effect that the conditions set forth in this Section 8.3(a) have been satisfied.
(b) Representations and Warranties of the Acquiror Adviser. The representations and warranties of the Acquiror Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(b) shall be deemed to have been satisfied even if any such representations and warranties of the Acquiror Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Advisers to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Company shall have received a certificate signed on behalf of the Acquiror Adviser by an authorized officer of the Acquiror Adviser to the effect that the conditions set forth in this Section 8.3(b) have been satisfied.
(c) Performance of Obligations of Acquiror. The Acquiror shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Merger Effective Time. the Company shall have received a certificate signed on behalf of Acquiror by the Chief Executive Officer or the Chief Financial Officer of Acquiror to such effect.
(d) Absence of Acquiror Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of Acquiror.
(e) Federal Tax Opinion. The Company shall have received an opinion of Nixon Peabody LLP (or such other nationally recognized law firm), dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in tax representation letters and certificates of officers of the Company and Acquiror, in form and substance necessary to support the delivery of such tax opinion. If counsel for the Company will not render such an opinion, counsel for Acquiror reasonably acceptable to the Company may render such opinion to the Company in form and substance reasonably satisfactory to the Company.
8.4 Frustration of Closing Conditions. None of the Company or Acquiror may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the Transactions.
ARTICLE IX
TERMINATION AND AMENDMENT
9.1 Termination. This Agreement may be terminated at any time prior to the Merger Effective Time, whether before or after the Acquiror Requisite Vote has been obtained or Company Requisite Vote has been obtained:
(a) by mutual consent of Acquiror and the Company in a written instrument authorized by each of the Acquiror Board (on the recommendation of the Acquiror Special Committee) and the Company Board (on the recommendation of Company Special Committee);
(b) by either Acquiror or the Company, if:
(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before June 30, 2027 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
(iii) the stockholders of Acquiror shall have failed to approve the Acquiror Matters by the Acquiror Requisite Vote at a duly held meeting of Acquiror’s stockholders or at any adjournment or postponement thereof at which the Acquiror Stock Issuance has been voted upon; or
(iv) the Company Board shall have failed to approve the Post-BDC Election Approvals or the stockholders of the Company shall have failed to approve any of the Company BDC Election Matters or Company Merger Matters by Company Requisite Vote as presented at the Company Stockholders Meeting or at any adjournment or postponement thereof at which the Company BDC Election Matters or Company Merger Matters have been voted upon;
provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;
(c) by the Company, if:
(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Acquiror, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by the Company to Acquiror (provided that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);
(ii) prior to obtaining the Acquiror Requisite Vote (A) an Acquiror Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) Acquiror shall have failed to include in the Joint Proxy Statement/Prospectus the Acquiror Board Recommendation, (C) a Takeover Proposal is publicly announced and Acquiror fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the Acquiror Board Recommendation, or (D) a tender or exchange offer relating to any shares of Acquiror Common Stock shall have been commenced by a third party and Acquiror shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Acquiror Board recommends rejection of such tender or exchange offer;
(iii) Acquiror breaches, in any material respect, its obligations under Section 7.6 or Section 7.7; or
(iv) at any time prior to obtaining Company Requisite Vote, (A) the Company is not in material breach of any of the terms of this Agreement and (B) the Company Board, upon the recommendation of Company Special Committee, authorizes the Company, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and the Company enters into, a definitive Contract with respect to a Company Superior Proposal.
(d) by Acquiror, if:
(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by Acquiror to the Company (provided that Acquiror is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);
(ii) prior to obtaining Company Requisite Vote (A) a Company Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) the Company shall have failed to include in the Joint Proxy Statement/Prospectus the Company Board Recommendation, (C) a Takeover Proposal is publicly announced and the Company fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the Company Board Recommendation or (D) a tender or exchange offer relating to any shares of Company Common Stock shall have been commenced by a third party and the Company shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer;
(iii) the Company breaches, in any material respect, its obligations under Section 7.6 or Section 7.8; or
(iv) at any time prior to obtaining the Acquiror Requisite Vote, (A) Acquiror is not in material breach of any of the terms of this Agreement and (B) the Acquiror Board authorizes Acquiror, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and Acquiror enters into, a definitive Contract with respect to an Acquiror Superior Proposal.
The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.
9.2 [Reserved].
9.3 Effect of Termination. In the event of termination of this Agreement by either Acquiror or the Company as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and neither the Company, Acquiror, nor any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.9(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.
9.4 Fees and Expenses.
(a) Except with respect to costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Merger which shall be borne in accordance with Section 9.4(b), all fees and expenses incurred in connection with the BDC Election, Merger, this Agreement and the Transactions shall be borne as follows: (i) one-half (1/2) of such fees shall be borne by the Acquiror and (ii) the remaining one-half (1/2) of such fees shall be borne by the Company; provided, however, that the Company Manager shall pay $2,000,000 of such fees and expenses for which the Company is responsible on behalf of the Company;
(b) With respect to the payment of the costs and expenses of printing and mailing the Registration Statement and all filing and other fees payable to the SEC in connection with the Merger: (i) Acquiror shall be responsible to pay for the first $200,000 of such fees and expenses; (ii) to the extent such fees and expenses exceed $200,000, the Company shall be responsible for the next $150,000; and (iii) to the extent that such fees and expenses exceed $350,000, both Acquiror and the Company shall evenly split the payment of any and all remaining fees and expenses.
9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after Company Requisite Vote has been obtained or the Acquiror Requisite Vote has been obtained; provided, however, that after Company Requisite Vote has been obtained or the Acquiror Requisite Vote has been obtained, as applicable, there may not be, without further approval of the applicable party’s stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties; provided, however, that (i) the execution of such amendment shall not require the Acquiror Adviser unless such amendment relates to Section 1.7, Article V, Section 7.2, Section 8.3 or Article XI and (ii) the execution of such amendment shall not require the Company Manager unless such amendment relates to Section 1.7, Article V, Section 7.2, Section 8.2, Section 9.4 and Article XI. Notwithstanding anything to the contrary herein, prior to the Merger Effective Time, no amendment or waiver of any provision of this Agreement shall be made, and no other action shall be taken (including with respect to any request for consent or waiver from the Acquiror or the Company under this Agreement or to terminate this Agreement pursuant to this Article IX) by or on behalf of the Acquiror or the Company under or with respect to this Agreement without first obtaining the approval of the Acquiror Special Committee or the Company Special Committee, as applicable.

9.6 Extension; Waiver. At any time prior to the Merger Effective Time, each party, by action taken or authorized by the Acquiror Board or the Company Board (upon the recommendation of Company Special Committee), as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.
ARTICLE X
CERTAIN DEFINITIONS
“Acquiror Matters” means (i) the Acquiror Stock Issuance; (ii) this Agreement, including the Merger and the other Transactions contemplated hereby, and (iii) any other matters required to be approved or adopted by the stockholders of the Acquiror in order to effect the Transactions.
“Acquiror Requisite Vote” means, collectively, (i) with respect to the Acquiror Stock Issuance, the affirmative vote of a majority of the votes cast by the holders of outstanding Acquiror Common Stock at the Acquiror Stockholder Meeting, (ii) with respect to this Agreement, including the Merger and the other Transactions contemplated hereby, the affirmative vote (A) of at least a majority of the outstanding shares of Acquiror Common Stock and (B) of at least a majority of the shares of Acquiror Common Stock voted at the Acquiror Stockholder Meeting that do not constitute shares of Acquiror Common Stock held by the Acquiror, the Acquiror Adviser, the Company, the Company Manager, any director or executive officer of any of the foregoing, any stockholder executing a Support Agreement or any of their respective Affiliates, and (iii) with respect to any other matter voted upon, the affirmative vote of a majority of the votes cast by the holders of outstanding Acquiror Common Stock at the Acquiror Stockholder Meeting (or such higher standard as may be required by applicable Law), in each case at a duly called and held Acquiror Stockholder Meeting at which a quorum is present.
“Acquiror Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, Acquiror or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of Acquiror or more than 75% of the assets of Acquiror on a consolidated basis (a) on terms which the Acquiror Board determines in good faith to be reasonably likely to be superior for the Acquiror Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Acquiror Board (including a majority of the Independent Directors of Acquiror) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in The City of New York.
“Company Incentive Plan” means The Chicago Atlantic Real Estate Finance, Inc. 2021 Omnibus Incentive Plan, as may be amended from time to time.
“Company Management Agreement” means the management agreement between the Company and the Company Manager in effect as of the date of this Agreement.

“Company Notes” means the senior notes issued and outstanding pursuant to that certain Loan Agreement, dated as of October 18, 2024, among the Company and the financial institutions party thereto, as Lenders.
“Company Requisite Vote” means, (i) with respect to the Company BDC Election Matters, the affirmative vote of the lesser of (A) 67% of the shares of Company Common Stock present at a meeting where more than 50% are present, or (B) more than 50% of the outstanding shares of Company Common Stock and (ii) with respect to this Agreement, including the Merger and the Transactions contemplated hereby, the affirmative vote (X) of at least a majority of the outstanding shares of Company Common Stock and (Y) of at least a majority of the shares of Company Common Stock voted at the Company Stockholder Meeting that are not held by the Acquiror, the Acquiror Adviser, the Company Manager, any director or executive officer of any of the foregoing, any stockholder executing a Support Agreement, any director or executive officer of the Company, Company Manager, Acquiror, or Acquiror Adviser or any of their respective Affiliates, and (iii) with respect to any other matter voted upon, the affirmative vote of a majority of the votes cast by the holders of outstanding Company Common Stock at the Company Stockholder Meeting (or such higher standard as may be required by applicable Law), in each case at a duly called and held meeting of the Company Stockholders at which a quorum is present.
“Company Restricted Shares” means the shares of Restricted Stock issued pursuant to the Company Incentive Plan.
“Company Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Company or more than 75% of the assets of the Company on a consolidated basis (a) on terms which the Company Board (upon the recommendation of Company Special Committee) determines in good faith to be reasonably likely to be superior for the Company Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by Acquiror in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Company Board (upon the recommendation of Company Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.
“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.
“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.
“Exchange Ratio” means the ratio of the Closing Company Net Asset Value to the Closing Acquiror Net Asset Value, rounded to the nearest four decimal places, in each case as determined in accordance with Section 2.6 and subject to adjustment in the manner set forth in Section 1.6(d).
“Existing Acquiror Credit Facility” means that certain Senior Secured Revolving Credit Agreement dated as of February 11, 2025, among Acquiror, the Lenders and Issuing Banks party from time to time hereto, and Western Alliance Trust Company, N.A., as Administrative Agent.
“Existing Company Credit Facility” means, collectively, (i) the Sixth Amended and Restated Loan and Security Agreement, dated as of August 5, 2025, among Chicago Atlantic Lincoln, LLC, the Company, the other Persons from time to time party thereto, as borrowers; and the financial institutions party thereto, as Lenders, and (ii) the First

Amendment to the Sixth Amended and Restated Loan and Security Agreement, dated as of August 5, 2025, among Chicago Atlantic Lincoln, LLC, Chicago Atlantic Real Estate Finance, Inc., the other Persons from time to time party thereto, as borrowers; and the financial institutions party thereto, as Lenders.
“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.
“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.
“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.
“Independent Director” means, with respect to the Company or Acquiror, each director who is not an “interested person” of the Company or Acquiror, as the case may be, as defined in the Investment Company Act.
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, the Company and its Consolidated Subsidiaries, taken as a whole, or Acquiror and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the Acquiror Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries.
“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.
“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
“knowledge” means (i) for Acquiror, the actual knowledge of its executive officers and directors set forth in Section 9 of Acquiror Disclosure Schedule, (ii) for the Company, the actual knowledge of its executive officers and directors set forth in Section 9 of the Company Disclosure Schedule and (iii) for the Advisers, the actual knowledge of its executive officers and directors set forth in Section 9 of the relevant Disclosure Schedule.
“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.
“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to the Company or Acquiror, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, (3) changes in general regulatory, legislative or political conditions in the United States or any other country or region in the world, (4) any general geopolitical conditions, outbreak of hostilities, acts of war, cyberattack, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, cyberattack, sabotage, terrorism or military actions) in the United States or any other country or region in the world, (5) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events in the United States or any other country or region in the world, (6) changes after the date hereof in GAAP or other applicable accounting standards or in any applicable laws or regulations (or the binding interpretation of any of the foregoing), (7) any failure, in and of itself, by such party to meet (i) any public analyst estimates or expectations of such party’s revenue, earnings or other financial performance or results of operations for any period or (ii) any internal projections or forecasts of its revenues, earnings or other financial performance, including any decline in the price of shares of the Company Common Stock or Acquiror Common Stock on the NASDAQ (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Material Adverse Effect and may be taken into consideration when determining whether a Material Adverse Effect has occurred), (8) any action or claim made or brought by any actual or purported current or former stockholder of the Company (or on their behalf or on behalf of the Company) or the Acquiror (or on their behalf or on behalf of the Acquiror) arising out of or relating to this Agreement or the Merger or any other Transactions and (9) any effect resulting from the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement, except, in the case of the foregoing clauses (1) thru (6), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.
“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.
“Permitted Indebtedness” means Indebtedness of the Company or Acquiror, as applicable, and is respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of the Company or Acquiror, as applicable.
“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.
“Post-BDC Election Approvals” means those approvals required to be made by the Company Board (upon recommendation of the Company Special Committee) pursuant to Rule 17a-8 of the Investment Company Act.
“Previously Disclosed” means information (i) with respect to Acquiror, (A) set forth by Acquiror in the Acquiror Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Acquiror SEC Report and (ii) with respect to the Company, (A) set forth by the Company in the Company Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Company SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Acquiror SEC Report or Company SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”
“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than the Company or Acquiror or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving Acquiror or the Company, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of Acquiror or the Company, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, Acquiror or in any of Acquiror’s Consolidated Subsidiaries or, the Company or in any of the Company’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.
“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.
“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, that shall have the effect of (i) distributing to the Company’s stockholders all of its previously undistributed “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code, (ii) providing the Company a deduction for dividends paid under Section 561 of the Code sufficient to reduce both its real estate investment trust taxable income and its net capital gain (if any) to zero for its taxable year ending with the Merger Effective Time.
“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.
“Trading Day” shall mean a day on which shares of Acquiror Common Stock are traded on the NASDAQ.
“Transactions” means the transactions contemplated by this Agreement, including the Merger.
“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.
Table of Definitions

Term:	Section:
Acquiror	Preamble
Acquiror Adverse Recommendation Change	Section 7.7(a)
Acquiror Adviser	Preamble
Acquiror Board	Recitals
Acquiror Board Recommendation	Section 4.3(a)
Acquiror Bylaws	Section 4.1(b)
Acquiror Capitalization Date	Section 4.2)
Acquiror Charter	Section 4.1(b)
Acquiror Common Stock	Section 1.6(a)
Acquiror Disclosure Schedule	Section 11.9
Acquiror Insurance Policy	Section 4.15
Acquiror Intellectual Property Rights	Section 4.16
Acquiror Intervening Event Notice Period	Section 7.7(e)
Acquiror Intervening Event Recommendation Change	Section 7.7(e)
Acquiror Material Contracts	Section 4.14(a)

Term:	Section:
Acquiror SEC Reports	Section 4.5(a)
Acquiror Special Committee	Recitals
Acquiror Statement of Assets and Liabilities	Section 4.6(b)
Acquiror Stock Issuance	Recitals
Acquiror Stockholders Meeting	Section 4.3(a)
Acquiror Transaction Expenses	Exhibit A
Acquiror Voting Debt	Section 4.2
Adviser	Article V
Agreement	Preamble
Applicable Date	Section 3.5(a)
Articles of Merger	Section 1.4
Bankruptcy and Equity Exception	Section 3.3(a)
BDC	Recitals
BDC Election	Recitals
BDC Election Time	Section 1.1
BDO	Section 3.6(a)
Cancelled Shares	Section 1.6(a)
Closing	Section 1.3
Closing Date	Section 1.3
Closing Acquiror Net Asset Value	Section 2.6(a)
Closing Company Net Asset Value	Section 2.6(b)
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	Section 7.8(a)
Company Manager	Preamble
Company Balance Sheet	Section 3.6(b)
Company BDC Election Matters	Recitals
Company Board	Recitals
Company Board Recommendation	Section 3.3(a)
Company Bylaws	Section 3.1(b)
Company Capitalization Date	Section 3.2(a)
Company Charter	Section 3.1(b)
Company Common Stock	Section 1.6(a)
Company Disclosure Schedule	Section 11.9
Company Insurance Policy	Section 3.15
Company Intellectual Property Rights	Section 3.16
Company Intervening Event Notice Period	Section 7.8(e)
Company Intervening Event Recommendation Change	Section 7.8(e)
Company Material Contracts	Section 3.14(a)
Company Merger Matters	Recitals
Company SEC Reports	Section 3.5(a)
Company Special Committee	Recitals
Current D&O Insurance	Section 7.5(b)
Determination Date	Section 2.6(a)
Disclosure Schedule	Section 11.9
Effect	Article X
Employee Benefit Plans	Section 3.13
Exchange Fund	Section 2.3
GAAP	Section 3.6(a)
Indemnified Liabilities	Section 7.5(a)

Term:	Section:
Indemnified Parties	Section 7.5(a)
Indemnified Party	Section 7.5(a)
Intellectual Property Rights	Section 3.16
Investment Company Act	Recitals
IRS	Section 3.11(b)
Joint Proxy Statement/Prospectus	Section 3.4
Merger	Recitals
Merger Consideration	Section 1.6(b)
Merger Effective Time	Section 1.4
MGCL	Section 1.2
NASDAQ	Section 2.2
New BDC Advisory Agreement	Recitals
Notice of Acquiror Superior Proposal	Section 7.7(b)
Notice of Company Superior Proposal	Section 7.8(b)
Paying and Exchange Agent	Section 2.3
Registration Statement	Section 3.4
REIT	Recitals
Representatives	Section 7.6(a)
RIC	Recitals
Rights	Section 3.2(a)
Sarbanes-Oxley Act	Section 3.6(f)
SDAT	Section 1.4
Support Agreements	Recitals
Surviving Company	Recitals
Tail Period	Section 7.5(b)
Takeover Approval	Section 7.7(a)(ii)
Takeover Statutes	Section 3.20
Termination Date	Section 9.1(b)(ii)
Voting Debt	Section 3.2(a)

ARTICLE XI
GENERAL PROVISIONS
11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger Effective Time, except for and subject to Section 7.5, Section 9.4, Article X and Article IX and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Merger Effective Time.
11.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Acquiror, to:

600 Madison Avenue
Suite 1800
New York, New York
Attention: Umesh Mahajan
E-mail: umahajan@chicagoatlantic.com

with a copy, which will not constitute notice, to:

Eversheds Sutherland (US) LLP
700 6th Street NW,
Washington DC 20001
Attention: Owen Pinkerton, Esq
Email: owenpinkerton@eversheds-sutherland.us

If to the Company, to:

1680 Michigan Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Phil Silverman
E-mail: psilverman@chicagoatlantic.com

with a copy, which will not constitute notice, to:

Nixon Peabody LLP
Tower 46, 55 West 46th Street,
New York, New York 10036-4120
Attention: Timothy D. Sini; Richard F. Langan, Jr.; Conrad R. Adkins
Email: tsini@nixonpeabody.com; rlangan@nixonpeabody.com;
cadkins@nixonpeabody.com

If to Acquiror Adviser, to:

600 Madison Avenue
Suite 1800
New York, New York
Attention: Umesh Mahajan
E-mail: umahajan@chicagoatlantic.com

If to Company Manager, to:

1680 Michigan Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Peter Sack
E-mail: psack@chicagoatlantic.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).
11.3 Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
11.4 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.
11.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
11.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the state courts in the State of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.
11.7 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.
11.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.
11.9 Disclosure Schedule. Before entry into this Agreement, the Company, Acquiror, the Company Manager and the Acquiror Adviser each delivered to the other party a schedule (the “Company Disclosure Schedule”, the “Acquiror

Disclosure Schedule” and the “Company Manager Disclosure Schedule”, and the “Acquiror Adviser Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or Article IV, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.
[Signature Page Follows]

IN WITNESS WHEREOF, Acquiror, the Company, the Company Manager and the Acquiror Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Acquiror:

CHICAGO ATLANTIC BDC, INC.

By:	/s/ Thomas Geoffroy
Name: Thomas Geoffroy
Title: Interim Chief Financial Officer

Company:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:	/s/ Phil Silverman
Name: Phil Silverman
Title: Chief Financial Officer

Acquiror Adviser:

CHICAGO ATLANTIC BDC ADVISERS, LLC

By:	/s/ Scott Gordon
Name: Scott Gordon
Title: Director

Company Manager:

CHICAGO ATLANTIC REIT MANAGER, LLC

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Authorized Person

Exhibit A
Net Asset Value Calculations
Closing Acquiror Net Asset Value
Except as mutually agreed by the Acquiror Special Committee and the Company Special Committee, in connection with the calculation of Closing Acquiror Net Asset Value, the following valuation principles, assumptions, methodologies and adjustments shall apply:
1.
Closing Acquiror Net Asset Value shall be calculated in good faith as of the Determination Date based upon the net asset value of Acquiror’s consolidated assets as of such date, as determined consistently with the portfolio valuation methods approved by the Acquiror Board as of March 31, 2026 for valuing the securities and other assets of Acquiror except as otherwise provided herein.

2.
The following adjustments (to the extent appropriate on a per share basis) shall be made to the foregoing calculation of Closing Acquiror Net Asset Value to the extent not already reflected therein (i.e., without duplication):

a.	An accrual shall be made for any dividends declared by Acquiror but not paid as of the Merger Effective Time;
b.
An adjustment shall be made to the carrying value of Acquiror’s investment portfolio to fair value in accordance with FASB Topic ASC 820 – Fair Value Measurement (“ASC 820”) and Topic 946 – Investment Companies (“ASC 946”);

c.
To the extent not previously adjusted as among the parties pursuant to Section 9.4 of the Agreement, an adjustment shall be made to reflect the allocation of costs, fees and expenses contemplated by Section 9.4 of the Agreement; and

d.	An adjustment shall be made to decrease Closing Acquiror Net Asset Value by the aggregate amount of all Acquiror Transaction Expenses.
3.	The calculation of Closing Acquiror Net Asset Value shall be subject to the adjustments contemplated by Section 1.6(d) of the Agreement.
“Acquiror Transaction Expenses” means all costs and expenses of the Acquiror and its Consolidated Subsidiaries incurred, or to be incurred prior to the Merger Effective Time, in connection with the preparation, execution, and consummation of this Agreement and the Closing of the Merger, including, without limitation, all fees and disbursements of investment bankers, brokers, attorneys, accountants, and other advisors and service providers retained by the Acquiror or any of its Consolidated Subsidiaries prior to the Merger Effective Time related to the Transactions, and all costs and expenses, including premiums, paid or payable in connection with the insurance to be obtained pursuant to Section 7.5 hereof.
Closing Company Net Asset Value
Except as mutually agreed by the Acquiror Special Committee and the Company Special Committee, in connection with the calculation of Closing Company Net Asset Value, the following valuation principles, assumptions, methodologies and adjustments shall apply:
1.
Closing Company Net Asset Value shall be calculated in good faith as of the Determination Date based upon the book value of the Company’s consolidated assets as of such date, as determined consistently with the portfolio valuation methods approved by the Company Board as of March 31, 2026 for valuing the securities and other assets of Company except as otherwise provided herein.

2.
The following adjustments (to the extent appropriate on a per share basis) shall be made to the foregoing calculation of Closing Company Net Asset Value to the extent not already reflected therein (i.e., without duplication):

a.	An accrual shall be made for any dividends declared or required to be declared by the Company but not paid as of the Merger Effective Time;
b.	An adjustment shall be made to the carrying value of the Company’s investment portfolio to record the Company’s investment portfolio at fair value in accordance with FASB ASC 820 and ASC 946;

c.
An adjustment shall be made to take into account any change to be made in the accounting treatment relating to any Transactions effected by the Company after the date of the Agreement, including, without limitation, any change in accounting treatment relates to, result from or is made in connection with the completion of the Merger;

d.
An adjustment shall be made to reflect the acceleration of vesting of any unvested restricted stock awards issued by the Company (and any dividends paid in respect of the vesting of such restricted stock) as of immediately prior to the BDC Election Time pursuant to Section 1.6(3) of the Agreement; and adjustment shall be made to the Closing Company Net Asset Value; and

e.
Adjustments shall be made to record unrealized gain/(loss) reflected under Unrealized Gain/(Loss) from inception to the anticipated Merger Effective Time, and to reverse the funded and unfunded portions of the current expected credit loss (“CECL”) reserve, as determined pursuant to FASB ASC Topic 326 – Financial Instruments – Credit Losses, reflected under Current expected credit loss reserve and under Accounts payable and other liabilities in the consolidated financial statements, each from inception to the anticipated Merger Time; and

f.
An adjustment shall be made, if appropriate, to reflect the obligations of the Company Manager under Section 9.4 of the Agreement. The amount of $2,000,000 shall added to Closing Company Net Asset Value.

3.	The calculation of Closing Company Net Asset Value shall be subject to the adjustments contemplated by Section 1.6(d) of the Agreement.
Other Principles
The Acquiror Adviser and the Company Manager agree to provide the Acquiror Special Committee and the Company Special Committee and their respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation pursuant to the Agreement and this Exhibit A and to the information, books, records, work papers, and back-up materials used or useful in preparing the calculations of Closing Acquiror Net Asset Value and Closing Company Net Asset Value, including any reports prepared by valuation agents, in order to assist in the review of such calculations so long as such individuals remained employed by the Acquiror Adviser and the Company Manager, as applicable, and their respective Affiliates.

Schedule 1.9

Directors and Officers
At the Merger Effective Time, the Surviving Company board of directors will be comprised of three independent directors continuing from the Company (Elizabeth Stavola, Brandon Konigsberg, Jason Papastavrou) two independent directors continuing from Acquiror and two directors affiliated with the Acquiror Adviser or its Affiliates. With respect to the two existing independent directors of Acquiror that will continue in such capacity, the identities of such individuals have not been determined. Similarly, the two Acquiror Adviser affiliated directors have also not yet been determined. It is anticipated that parties will identify and determine the remaining directors that will constitute the Surviving Company board of directors prior to the filing of the Registration Statement.
Peter Sack will serve as the Chief Executive Officer of the Surviving Company. The remaining officers of the Surviving Company will be determined by the parties prior to the filing of the Registration Statement.

ANNEX B
OPINION OF FINANCIAL ADVISOR TO THE LIEN SPECIAL COMMITTEE

June 16, 2026
Special Committee of the Board of Directors
Chicago Atlantic BDC, Inc.
600 Madison Avenue, Suite 1800
New York, NY 10022
The Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) of Chicago Atlantic BDC, Inc.:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to Chicago Atlantic BDC, Inc. (“LIEN”) of the Exchange Ratio (as defined below) in the proposed merger of Chicago Atlantic Real Estate Finance, Inc. (“REFI”) with and into LIEN, with LIEN as the surviving company (such merger, the “Merger”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among LIEN, REFI and, solely for certain limited purposes, Chicago Atlantic BDC Advisers, LLC (“LIEN Adviser”), which is the investment adviser to LIEN, and Chicago Atlantic REIT Manager, LLC (“REFI Manager”), which is the external manager to REFI. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Merger Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of LIEN or REFI or the holder of any of the securities of LIEN or REFI, each share of common stock, par value $0.01 per share, of REFI (“REFI Common Stock”) issued and outstanding immediately prior to the Merger Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, $0.01 par value per share, of LIEN (“LIEN Common Stock”) equal to the ratio of the Closing Company Net Asset Value (as defined in the Agreement) to the Closing Acquiror Net Asset Value (as defined in the Agreement) (such ratio, the “Exchange Ratio”). At the direction of LIEN and with the consent of the Committee, we have relied upon and assumed for purposes of our analyses and this opinion, without independent verification, that the Closing Company Net Asset Value will be $14.30 and the Closing Acquiror Net Asset Value will be equal to $13.18 and that, as a result thereof, the Exchange Ratio will be 1.0849x. The terms and conditions of the Merger are more fully set forth in the Agreement.
KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) and other specialty finance company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses, may from time to time purchase securities from, and sell securities to, LIEN and REFI. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of LIEN or REFI for our and their own respective accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from LIEN for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, LIEN has agreed to indemnify us for certain liabilities arising out of our engagement.
In addition to this present engagement, in the past two years, KBW has provided investment banking and financial advisory services to LIEN and received compensation for such services. KBW advised a special committee of the Board of LIEN (then known as Silver Spike Investment Corp.) in connection with its October 2024 purchase of certain assets from Chicago Atlantic Loan Portfolio, LLC. In the past two years, KBW has not provided investment banking or financial advisory services to LIEN Adviser, REFI or REFI Manager. We may in the future provide investment banking and financial advisory services to LIEN, LIEN Adviser, REFI, REFI Manager or Chicago Atlantic Group, LP, which is an affiliate of both LIEN Adviser and REFI Manager, and receive compensation for such services.

Special Committee of the Board of Directors
Chicago Atlantic BDC, Inc.
June 16, 2026

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of LIEN and REFI and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated June 16, 2026 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2025 of LIEN; (iii) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 of LIEN; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2025 of REFI; (v) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 of REFI; (vi) certain other interim reports and other communications of LIEN and REFI to their respective stockholders; and (vii) other financial information concerning the respective businesses and operations of LIEN and REFI furnished to us by LIEN and REFI or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of LIEN and REFI; (ii) the assets and liabilities of LIEN and REFI; (iii) the nature and terms of certain merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial and stock market information of LIEN and REFI with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of REFI that were prepared by management of REFI Manager, provided to us by REFI and discussed with us by REFI Manager management, and used and relied upon by us based on such discussions, at the direction of LIEN and with the consent of the Committee; (vi) financial and operating forecasts and projections of LIEN that were prepared by management of LIEN Adviser, provided to us by LIEN and discussed with us by LIEN Adviser management, and used and relied upon by us at the direction of LIEN and with the consent of the Committee; and (vii) estimates regarding certain pro forma financial effects of the Merger on LIEN (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Merger) that were prepared by management of LIEN Adviser, provided to us by LIEN and discussed with us by LIEN Adviser management, and used and relied upon by us at the direction of LIEN and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC and specialty finance company industries generally. We have also participated in discussions with LIEN Adviser management and REFI Manager management regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of LIEN and REFI and such other matters as we have deemed relevant to our inquiry.
In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of LIEN and the Committee, upon the management of REFI Manager as to the reasonableness and achievability of the financial and operating forecasts and projections of REFI referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of REFI Manager management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied, with the consent of LIEN and the Committee, upon the management of LIEN Adviser as to the reasonableness and achievability of the financial and operating forecasts and projections of LIEN and the estimates regarding certain pro forma financial effects of the Merger on LIEN (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of LIEN Adviser management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.

Special Committee of the Board of Directors
Chicago Atlantic BDC, Inc.
June 16, 2026

It is understood that the foregoing financial information of LIEN and REFI that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, with the consent of LIEN and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either LIEN or REFI since the date of the last financial statements of each such entity that were made available to us. We have assumed, without independent verification and with your consent, that REFI has operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) for federal income tax purposes since its formation as a REIT. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of LIEN or REFI, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of LIEN or REFI under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by LIEN or REFI used in connection with the net asset value or book value computations made or to be made by LIEN or REFI or the valuation policies and procedures of LIEN or REFI in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.
We have assumed, in all respects material to our analyses, the following: (i) that the Merger and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of REFI Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transactions and that all conditions to the completion of the Merger and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of LIEN, REFI or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings and operating synergies expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of LIEN that LIEN has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to LIEN, REFI, the Merger and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.

Special Committee of the Board of Directors
Chicago Atlantic BDC, Inc.
June 16, 2026

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to LIEN. We express no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including any asset acquisition by REFI prior to the closing of the Merger (the “Permitted Acquisition”), the payment by REFI of the Tax Dividend (as defined in the Agreement), the election by REFI for it to be regulated as a BDC (the “BDC Election”), the termination of the management agreement between REFI and REFI Manager and the entry into an investment advisory agreement between REFI and LIEN Adviser in connection with the BDC Election, the subsequent termination of such investment advisory in connection with the Merger and any share repurchase program implemented by LIEN following the Merger), including without limitation, the form or structure of the Merger or any such related transaction, any consequences of the Merger or any related transaction to LIEN, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political division, economic uncertainty, recently announced actual or threatened imposition of tariff increases, inflation, and prolonged higher interest rates. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes after the date hereof to the Closing Company Net Asset Value and the Closing Acquiror Net Asset Value (and the resulting Exchange Ratio), whether relating to the Permitted Acquisition or otherwise, from the amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of LIEN to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by LIEN, the Board or the Committee, (iii) any business, operational or other plans with respect to REFI or the pro forma entity that may be currently contemplated by LIEN, the Board or the Committee or that may be implemented by LIEN, the Board or the Committee subsequent to the closing of the Merger, (iv) any fees payable by LIEN or REFI to LIEN Adviser or REFI Manager for investment advisory and management services, (v) the fairness of the amount or nature of any compensation to any of LIEN’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of LIEN Common Stock or relative to the Exchange Ratio, (vi) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of LIEN or REFI or any other party to any transaction contemplated by the Agreement (including, without limitation, the fairness of the purchase price to be paid by REFI in the Permitted Acquisition), (vii) the actual value of LIEN Common Stock to be issued in connection with the Merger, (viii) the prices, trading range or volume at which LIEN Common Stock or REFI Common Stock will trade following the public announcement of the Merger or the prices, trading range or volume at which LIEN Common Stock will trade following the consummation of the Merger, (ix) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (x) any legal, regulatory, accounting, tax or similar matters relating to LIEN, REFI, any of their respective stockholders, or relating to or arising out of or as a consequence of the Merger or any other related transaction, including whether or not the Merger will qualify as a tax-free reorganization for United States federal income tax purposes or whether the interests of the existing stockholders of LIEN and REFI will not be diluted as a result of the Merger.
This opinion is for the information of, and is directed to, the Committee (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Merger, or to any holder of LIEN Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such stockholder.
This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Special Committee of the Board of Directors
Chicago Atlantic BDC, Inc.
June 16, 2026

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to LIEN.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

ANNEX C
OPINION OF FINANCIAL ADVISOR TO THE REFI SPECIAL COMMITTEE
June 17, 2026
Special Committee of the Board of Directors
-and-
Board of Directors
Chicago Atlantic Real Estate Finance, Inc.
1680 Michigan Avenue Suite 700
Miami Beach, FL 33139
Dear Special Committee of the Board of Directors and Board of Directors:
You have asked Oppenheimer & Co. Inc. (“Oppenheimer”) to render a written opinion (this “Opinion”) to (i) the Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Chicago Atlantic Real Estate Finance, Inc. (the “Company” or “REFI”) and (ii) the Board of REFI as to the fairness, from a financial point of view, to the stockholders of the Company (other than the Manager, the Acquiror, the Acquiror Adviser (as each such term is defined below) and any of their respective Affiliates (as such term is defined in the Agreement)) of the Exchange Ratio (as defined in this Opinion) provided in the Agreement and Plan of Merger (the “Agreement”) being entered into by and among the Company, Chicago Atlantic BDC, Inc. (“Acquiror” or “LIEN”), Chicago Atlantic REIT Manager, LLC (the “Manager”) and Chicago Atlantic BDC Advisors, LLC (the “Acquiror Adviser”), pursuant to which, among other things: (a) prior to the Merger Effective Time (as defined in the Agreement), the Company shall complete the BDC Election (as defined in the Agreement), which includes, among other things, electing to be a business development company regulated under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and (b) following the BDC Election, the Company shall merge with and into the Acquiror (the “Merger”), with the Acquiror surviving as a business development company. Pursuant to the Agreement, at the Merger Effective Time, each share of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Merger Effective Time (other than shares of Company Common Stock held by the Company as treasury stock or owned by the Acquiror or any of their respective direct or indirect wholly owned subsidiaries, which shall be cancelled as provided in the Agreement) shall be converted into the right to receive a number of shares of common stock of the Acquiror (“Acquiror Common Stock”) equal to the “Exchange Ratio” (which term is defined in the Agreement to mean the quotient obtained by dividing (i) the Closing Company Net Asset Value by (ii) the Closing Acquiror Net Asset Value (each as defined in the Agreement, and determined as of a date no earlier than 48 hours (excluding Sundays and holidays) prior to the Merger Effective Time)). For purposes of the Opinion, the term “Exchange Ratio” means 1.0851x, which is derived from the Adjusted March 31 NAVs (as defined below).
In arriving at this Opinion, we:
a)	reviewed a draft, dated June 16, 2026, of the Agreement;
b)
reviewed certain publicly available financial information relating to the Company and the Acquiror that we deemed to be relevant, including each of the Company’s and the Acquiror’s respective Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 and Annual Report on Form 10-K for the fiscal years ending December 31, 2025 and 2024;

c)
conducted diligence discussions with the senior management of the Company and the Acquiror with respect to the business, financial condition, results of operations, forecast and loan portfolio of each;

d)	reviewed internal and independent third-party valuations for the respective loan portfolios of the Company and the Acquiror as of March 31, 2026;
e)
reviewed certain internal financial and operating information of the Company and the Acquiror, including financial forecasts and estimates relating to the Company and the Acquiror on a standalone basis and pro forma giving effect to the Transactions (as defined in the Agreement), prepared by management of the Company and the Acquiror and approved for our use by the Committee;

f)
reviewed certain materials prepared by the Company and their respective advisors in connection with the Boards’ consideration of the Transactions, including materials provided in connection with their respective determinations under Rule 17a-8 under the Investment Company Act;

g)	reviewed other publicly available information relating to the Company and the Acquiror that we deemed to be relevant;
h)
reviewed the net asset value per share of the Company and the net asset value per share of the Acquiror, each as of March 31, 2026, prepared and provided to us by management of the Company and management of the Acquiror, respectively, as adjusted for estimated transaction expenses and expense reimbursement by the Manager provided by management of the Company and the Acquiror, respectively (the “Adjusted March 31 NAVs”), which resulted in an adjusted NAV per share of Company Common Stock of $14.30 and an adjusted NAV per share of Acquiror Common Stock of $13.18, and an illustrative exchange ratio of 1.0851x;

i)
considered the publicly available market and financial information of certain publicly traded commercial mortgage real estate investment trusts and business development companies that we deemed to be relevant;

j)
considered the publicly available financial terms of certain precedent merger and acquisition transactions of certain mortgage real estate investment trusts and business development companies that we deemed to be relevant;

k)	performed a dividend discount analysis of both the Company and Acquiror on a standalone basis;
l)	performed a contribution analysis of the Company and Acquiror giving effect to the merger;
m)	reviewed the current and historical market prices for the Company’s and the Acquiror’s publicly traded equity securities; and
n)	performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.
In rendering this Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by the Company, the Acquiror or their respective employees, representatives and affiliates or otherwise reviewed by us. With respect to the financial forecasts and estimates we reviewed, we have assumed, at the direction of management of the Company and the Acquiror and with the Committee’s and the Board’s consent, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of management of the Company and the Acquiror as to the future financial condition and operating results of the Company and the Acquiror. We have also assumed that there were no material changes in the assets, liabilities, financial conditions, results of operations, business or prospects of the Company or the Acquiror since the respective dates of the last financial statements of the Company or the Acquiror that were made available to us, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We have further assumed that the calculation of the Adjusted March 31 NAVs was performed in a manner materially consistent with how the Closing Company Net Asset Value and the Closing Acquiror Net Asset Value will be calculated in accordance with the Agreement (including Exhibit A thereto) and that the finally calculated Closing Company Net Asset Value and Closing Acquiror Net Asset Value will not differ materially from the Adjusted March 31 NAVs. We have neither made nor (other than as described in clause (d) above) obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of the Company or the Acquiror.
We also have assumed, with the consent of the Committee and the Board, that: (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to in the Agreement are true and correct; (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement and such other related documents and instruments; (c) all conditions to the consummation of the Transactions will be satisfied without waiver of such conditions; (d) that the Transactions will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act, and all other applicable federal and state statutes, rules and regulations; (e) that the BDC Election will be completed prior to the Merger in accordance with the terms of the Agreement; (f) that the Transactions will be consummated in accordance with the terms described in the Agreement without any waiver, modification or amendment of any material term, condition or agreement; (g) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Transactions, no delay, limitation, restriction or condition will be imposed that would result in the disposition of any assets of the Company or the Acquiror or otherwise have an adverse effect on the Transactions, the Company, the Acquiror or any of the expected benefits of the Transactions that would be material to our analysis or this Opinion; (h) that the shares of Acquiror Common Stock to be issued in the Merger to holders of Company Common Stock will be listed on the Nasdaq Global Market immediately following the consummation of the Transactions; and (i) that the Transactions will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or otherwise result in no gain or loss being recognized by holders of Company Common Stock for U.S. federal income tax purposes with respect to the receipt of Acquiror Common Stock in the Merger. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ from the draft of the Agreement identified above in any respect material to our analyses or this Opinion.
This Opinion only addresses the fairness, from a financial point of view, to the stockholders of the Company (other than the Manager, the Acquiror, the Acquiror Adviser and any of their respective Affiliates) of the Exchange Ratio (as specified herein) and does not address any other aspect of the Transactions. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of the Company or the Acquiror or the price at which the Company Common Stock or Acquiror Common Stock will trade at any time. We express no view as to, and this Opinion does not address any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the Transactions or otherwise, or the fairness of the amount or nature of the compensation resulting from the Transactions to any individual officers, directors or employees of the Company or the Acquiror, or any class of such persons, relative to the Exchange Ratio or otherwise. We further express no view as to, and this Opinion does not address: (i) the fairness of any portion or aspect of the Transactions to the holder of any class of securities, creditors or other constituencies of the Company or to any other party to the Agreement (including, without limitation, the holders of Acquiror Common Stock); (ii) the fairness of any portion or aspect of the Transactions to any one class or group of the Company’s or any other party’s securityholders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s securityholders or other constituents (including the allocation of any consideration amongst or within such classes or groups of security holders or other constituents); (iii) the appropriate capital structure of the Company, whether the Company should be issuing debt or equity securities or a combination of both in connection with the Transactions, or the form, structure or any aspect or terms of any debt or equity financing for the Transactions or the likelihood of obtaining such financing; (iv) the tax consequences of the Transactions to any holder of Company Common Stock; (v) the trading price of Acquiror Common Stock following consummation of the Transactions; (vi) any aspect of the transactions contemplated by any support agreement, manager agreement, advisory agreement or other ancillary document entered into in connection with the Agreement; or (vii) whether or not the Company or the Acquiror or their respective securityholders or any other party is receiving or paying reasonably equivalent value in the Transactions. In addition, we express no view as to, and this Opinion does not address, the underlying business decision of the Company or any other party to enter into the Agreement or to proceed with or consummate the Transactions, nor does this Opinion address the relative merits of the Transactions as compared to any alternative business strategies that might exist for the Company or any other party to the Agreement or the effect of any other transaction in which the Company or any other such party might engage. We have not been requested to, and at the direction of the Committee did not, initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the securities, assets, business or operations of the Company or any other party to the Agreement, or any alternatives to the Transactions. We express no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. This Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm this Opinion without the prior request of the Committee.
We are not legal, tax, regulatory or accounting advisors and have relied on the assessments made by the Company and its advisors with respect to such matters. This Opinion does not address any legal, tax, regulatory or accounting matters. In addition, this Opinion does not constitute a solvency opinion or a fair value opinion, and we have not evaluated the solvency or fair value of the Company or the Acquiror under any federal or state laws relating to bankruptcy, insolvency or similar matters or otherwise.
The issuance of this Opinion was approved by an authorized committee of Oppenheimer. As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.
We have acted as financial advisor in rendering this Opinion to the Committee and the Board in connection with the Transactions and will receive a fee for our services, a portion of which will be payable upon delivery of this Opinion and the remainder of which is contingent upon consummation of the Transactions. The Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement. In the ordinary course of business, we and our affiliates may actively trade securities of the Company or the Acquiror for our and our affiliates’ own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. In the past two years, Oppenheimer has not provided investment banking, financial advisory or other financial services to the Company, the Acquiror, the Manager, the Acquiror Adviser or any of their respective affiliates for which Oppenheimer has received compensation. Oppenheimer may provide such services to the Company, the Acquiror, the Manager, the Acquiror Adviser or their respective affiliates in the future and may receive compensation for such services.
Oppenheimer consents to the inclusion of this Opinion in its entirety and reference to this Opinion in any joint proxy statement/prospectus or registration statement on Form N-14 (or any amendment or supplement thereto) filed with or required to be distributed to the Company’s or the Acquiror’s stockholders in connection with the Transactions so long as such inclusion and reference is in form and substance acceptable to Oppenheimer and its counsel.
Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date of this Opinion, the Exchange Ratio (as specified herein) is fair, from a financial point of view, to the stockholders of the Company (other than the Manager, the Acquiror, the Acquiror Adviser and any of their respective Affiliates). This Opinion is for the use of the Committee and the Board (each in their capacity as such) in their evaluation of the Transactions and does not constitute a recommendation to the Committee, the Board or any stockholder as to how such person should vote or act with respect to any matters relating to the Transactions.

Very truly yours,

OPPENHEIMER & CO. INC.

ANNEX D
FORM OF NEW BDC ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

BETWEEN

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

AND

CHICAGO ATLANTIC BDC ADVISERS, LLC
This Investment Advisory Agreement (this “Agreement”) is made this     day of    , 2026, by and between Chicago Atlantic Real Estate Finance, Inc. a Maryland corporation (the “Company”), and Chicago Atlantic BDC Advisers, LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and
WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth, and the Adviser desires to be retained to provide such services;
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:
1.	Duties of the Adviser.
(a)
The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to review by and the overall control of the Board of Directors of the Company (the “Board”), for the period and upon the terms and conditions herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws (each as may be amended from time to time); and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term, and subject to the provisions of, this Agreement: (A) determine the composition of the portfolio of the Company, the nature and timing of the changes therein, and the manner of implementing such changes; (B) identify, evaluate and negotiate the structure of the investments made by the Company; (C) execute, monitor and service the Company’s investments; (D) determine the securities and other assets that the Company will purchase, retain, or sell; (E) perform due diligence on prospective portfolio companies; and (F) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to obtain debt financing (or refinance such financing), the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate, in the good faith judgment of the Adviser, for the Company to make investments through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

(b)	The Adviser hereby accepts such employment, and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)
The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)
The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)
Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company, and shall specifically maintain all books and records with respect to the Company’s portfolio transactions, and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company, and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.
Except as otherwise provided herein, the Adviser shall be solely responsible for the compensation of its investment professionals and employees and all overhead expenses of the Adviser (including rent, office equipment and utilities). The Company will bear all other costs and expenses of its operations, administration and transactions, including (without limitation): the cost of its organization and any offerings; the cost of calculating its net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of its common stock and other securities; fees and expenses payable under any underwriting agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expenses, incurred by the Adviser, or members of the investment team, or payable to third-parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; costs, including legal fees, associated with compliance under cannabis laws; transfer agent and custodial fees; fees and expenses associated with marketing efforts; federal and state registration fees; any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses, including travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to stockholders (including printing and mailing costs), the costs of any stockholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing and staff; fees and expenses associated with independent audits, and outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company).
3.	Compensation of the Adviser.
The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base

Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. Such examples are included for illustrative purposes only and are not considered part of this Agreement. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a)
The Base Management Fee shall be calculated at an annual rate of 1.75% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents. For purposes of this Agreement, the term “cash and cash equivalents” will have the meaning ascribed to it from time to time in the notes to the financial statements that the Company files with the SEC. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed quarters. The Base Management Fee for any partial month or quarter shall be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

The determination of gross assets will reflect changes in the fair value of the Company’s portfolio investments. The fair value of derivatives and swaps held in the Company’s portfolio, which will not necessarily equal the notional value of such derivatives and swaps, will be included in the calculation of gross assets.
(b)	The Incentive Fee shall consist of two parts, as follows:
(i)
The first part of the Incentive Fee (the “Incentive Fee on Income”) shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that the Company receives from portfolio companies, (ii) any gain realized on the extinguishment of the Company’s debt and (iii) any other income of any kind that the Company is required to distribute to its stockholders in order to maintain its regulated investment company (“RIC”) status) accrued during the quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received and may never receive in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding quarter, shall be compared to a “hurdle rate” of 1.75% per quarter (7% annualized), subject to a “catch-up” provision measured as of the end of each quarter. The Company’s net investment income used to calculate the Incentive Fee on Income is also included in the amount of the Company’s gross assets used to calculate the Base Management Fee. The operation of the Incentive Fee on Income with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No Incentive Fee on Income is payable to the Adviser in any quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%;
•
100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.19% in any quarter (8.76% annualized) is payable to the Adviser. This portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.19%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an Incentive Fee on Income of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.19% in any quarter;

•
20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.19% in any quarter (8.76% annualized) is payable to the Adviser (i.e., once the hurdle rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser);

•
For purposes of computing the Incentive Fee on Income, the calculation methodology will look through derivatives or swaps as if the Company owned the reference assets directly. Therefore, net interest income, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by the Company to the derivative or swap counterparty) will be included in the calculation of Pre-Incentive Fee Net Investment Income for purposes of the Incentive Fee on Income.

(ii)
The second part of the Incentive Fee (the “Incentive Fee on Capital Gains”) shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement, as of the termination date), and shall equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains; provided that the Incentive Fee on Capital Gains determined at the end of the Company’s first fiscal year will be calculated for a period shorter than twelve months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception. In no event will the Incentive Fee on Capital Gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

For purposes of computing the Incentive Fee on Capital Gains, the calculation methodology will look through derivatives or swaps as if the Company owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the Incentive Fee on Capital Gains.
4.	Covenants of the Adviser.
The Adviser covenants that it will maintain its registration as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5.	Brokerage Commissions.
The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.
6.	Other Activities of the Adviser.
The services of the Adviser to the Company are not exclusive, and the Adviser, and each of its affiliates, may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements, as set forth herein. The Adviser assumes no responsibility under this Agreement, other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are, or may become, similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.
If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.
8.	Limitation of Liability of the Adviser; Indemnification.
The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of, or otherwise based upon, the performance of any of the Adviser’s duties or obligations under this Agreement, or otherwise as an investment adviser of the Company.
Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against, or entitle or be deemed to entitle the Indemnified Parties to, indemnification in respect of any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.
9.	Effectiveness, Duration and Termination of Agreement.
This Agreement shall become effective as of the first date above written. This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board, or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act) and upon the completion of the merger between the Company and Chicago Atlantic BDC, Inc. without any further liability on the part of the Company except as expressly provided in the immediately succeeding sentence.. The provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.
10.	Notices.
Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
11.	Amendments.
This Agreement may be amended pursuant to a written instrument by mutual consent of the parties.
12.	Entire Agreement; Governing Law.
This Agreement and the Administration Agreement contain the entire agreement of the parties and supersede all prior agreements, understandings and arrangements with respect to the subject matter hereof and thereof. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment

Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of New York in the county of New York, and of the U.S. District Court for the Southern District of New York.
13. No Third-Party Beneficiary.
Other than expressly provided for in Paragraph 8 of this Agreement, this Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including, but not limited to, stockholders of the Company.
14. Severability.
Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.
15. Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement. Either party may deliver an executed copy of this Agreement, and of any documents contemplated hereby, by facsimile or other electronic transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:
Name:
Title:

CHICAGO ATLANTIC BDC ADVISERS, LLC

By:
Name:
Title:

Appendix A
Example 1: Incentive Fee on Income for Each Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.6125%
Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no Incentive Fee on Income.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.65%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.0125%
Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “hurdle rate” and “catch-up”)(3)
= 100% × (2.0125% - 1.75%) = 0.2625%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the Incentive Fee on Income is 0.2625%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.6125%
Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “hurdle rate” and “catch-up”)(3)
Incentive Fee on Income = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income - 2.19%))
Catch-up = 2.19% - 1.75% = 0.44%
Incentive Fee on Income = (100% × 0.44%) + (20% × (2.6125% - 2.19%)) = 0.44% + (20% × 0.4225%) = 0.44% + 0.0845% = 0.5245%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision; therefore, the Incentive Fee on Income is 0.5245%
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)
The “catch-up” provision is intended to provide the Adviser with an Incentive Fee on Income of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.19% in any quarter

D-A-1

Example 2: Incentive Fee on Capital Gains(*)
Scenario 1
Assumptions
Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)
Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
Year 3: FMV of Investment B determined to be $25 million
Year 4: Investment B sold for $31 million
The Incentive Fee on Capital Gains would be:
Year 1: None
Year 2: Incentive Fee on Capital Gains of $6 million - ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3: None - $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (Incentive Fee on Capital Gains paid in Year 2)
Year 4: Incentive Fee on Capital Gains of $200,000 - $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (Incentive Fee on Capital Gains paid in Year 2)
Scenario 2
Assumptions
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4: FMV of Investment B determined to be $24 million
Year 5: Investment B sold for $20 million
The Incentive Fee on Capital Gains, if any, would be:
Year 1: None
Year 2: $5 million Incentive Fee on Capital Gains - 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
Year 3: $1.4 million Incentive Fee on Capital Gains(1) - $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million (Incentive Fee on Capital Gains paid in Year 2)
Year 4: None
Year 5: None - $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Incentive Fees on Capital Gains paid in Year 2 and Year 3)(2)
*
The hypothetical amounts of returns shown are based on a percentage of the Company’s total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Scenario 2 above, if the Company were to be wound up on a date other than its fiscal year end of any year, the Company may have paid aggregate Incentive Fees on Capital Gains that are more than the amount of such fees that would be payable if the Company had been wound up on its fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate Incentive Fees on Capital Gains received by the Adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

D-A-2

PART C
OTHER INFORMATION
Item 15.	Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The LIEN Charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which the LIEN Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The LIEN Charter obligates LIEN, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at LIEN’s request, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee, or agent, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The LIEN Bylaws permit LIEN to indemnify and advance expenses to employees and agents who are not officers or directors to the extent permissible under the MGCL and the 1940 Act and as may be determined by the LIEN Board. In accordance with the 1940 Act, LIEN will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
The LIEN Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, LIEN Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from LIEN for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of LIEN Adviser’s services under the LIEN Investment Advisory Agreement or otherwise as LIEN’s investment adviser.
The LIEN Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, LIEN Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling
PART C-1

persons and any other person or entity affiliated with it are entitled to indemnification from LIEN for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of LIEN Adviser’s services under the LIEN Administration Agreement or otherwise as LIEN’s administrator.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of LIEN pursuant to the foregoing provisions, or otherwise, LIEN has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by LIEN of expenses incurred or paid by a director, officer or controlling person of LIEN in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, LIEN will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
LIEN has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide LIEN’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that LIEN shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Item 16.	Exhibits

(1)(a)	Articles of Amendment and Restatement of Chicago Atlantic BDC, Inc. (incorporated by reference to Exhibit 3.1 of Chicago Atlantic BDC, Inc.’s Annual Report on Form 10-K/A, filed on June 30, 2022).
(1)(b)	Articles of Amendment of Chicago Atlantic BDC, Inc. (incorporated by reference to Exhibit 3.2 of Chicago Atlantic BDC, Inc.’s Quarterly Report on Form 10-Q, filed on November 8, 2024).
(2)	Second Amended and Restated Bylaws of Chicago Atlantic BDC, Inc. (incorporated by reference to Exhibit 3.3 of Chicago Atlantic BDC, Inc.’s Current Report on Form 8-K, filed on December 19, 2025).
(3)	Not applicable.
(4)
Agreement and Plan of Merger, dated as of June 17, 2026, by and among Chicago Atlantic Real Estate Finance, Inc., Chicago Atlantic BDC, Inc., Chicago Atlantic BDC Advisers, LLC and Chicago Atlantic REIT Manager, LLC (incorporated by reference herein to Exhibit 2.1 of Chicago Atlantic BDC, Inc.’s Current Report on Form 8-K, filed on June 18, 2026).

(5)	Description of Securities of Chicago Atlantic BDC, Inc. (incorporated by reference to Exhibit 4.1 of Chicago Atlantic BDC, Inc.’s Annual Report on Form 10-K/A, filed on June 30, 2022).
(6)
Investment Advisory Agreement by and between Chicago Atlantic BDC, Inc. and Chicago Atlantic BDC Advisers, LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on October 7, 2024).

(7)	Not applicable.
(8)	Not applicable.
(9)(a)
Custody Agreement by and between Chicago Atlantic BDC, Inc. and Western Alliance Trust Company, N.A. (incorporated by reference to Exhibit 10.2 of Chicago Atlantic BDC, Inc.’s Current Report on Form 8-K filed on February 18, 2025).

(9)(b)
Custody Agreement by and between Chicago Atlantic BDC, Inc. and Western Alliance Bank (incorporated by reference to Exhibit 10.3 of Chicago Atlantic BDC, Inc.’s Current Report on Form 8-K filed on February 18, 2025).

(10)	Not applicable.
(11)	Opinion and Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC.**
(12)	Form of Opinion and Consent of Eversheds Sutherland (US) LLP as to certain tax matters.**
(13)(a)
Administration Agreement by and between Chicago Atlantic BDC, Inc. and Chicago Atlantic BDC Advisers, LLC (incorporated by reference to Exhibit 10.4 of the Company’s Annual Report on Form 10-K/A, filed on June 30, 2022).

(13)(b)
License Agreement by and between Chicago Atlantic BDC, Inc. and Chicago Atlantic BDC Advisers, LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on October 7, 2024).

PART C-2

(13)(c)
Services Agreement by and between Chicago Atlantic BDC, Inc., SS&C Technologies, Inc. and ALPS Fund Services, Inc. (incorporated by reference to Exhibit 10.6 of the Company’s annual report on Form 10-K/A, filed on June 30, 2022).

(14)(a)	Consent of BDO USA, P.C. (Chicago Atlantic BDC, Inc.).*
(14)(b)	Consent of BDO USA, P.C. (Chicago Atlantic Real Estate Finance, Inc.).*
(14)(c)	Report of BDO USA, P.C., independent registered public accounting firm, on supplemental information (Senior Securities Table of Chicago Atlantic Real Estate Finance, Inc.).*
(15)	Not applicable.
(16)	Power of Attorney.*
(17)(a)	Form of Proxy Card of Chicago Atlantic BDC, Inc.*
(17)(b)	Form of Proxy Card of Chicago Atlantic Real Estate Finance, Inc.*
(17)(c)	Consent of Keefe, Bruyette & Woods, Inc.*
(17)(d)	Consent of Oppenheimer & Co. Inc.*
(18)	Filing Fees Table.*

*	Filed herewith.
**	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act and incorporated herein by reference.
Item 17.	Undertakings.
(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

PART C-3

SIGNATURES
As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of July, 2026.

CHICAGO ATLANTIC BDC, INC.

By:	/s/ Peter Sack
Name: Peter Sack
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 30, 2026.

Name	Title

/s/ Peter Sack	Chief Executive Officer (Principal Executive Officer)
Peter Sack

/s/ Thomas Geoffroy	Chief Financial Officer (Principal Financial Officer)
Thomas Geoffroy

/s/ Scott Gordon	Director, Executive Chairman of the Board of Directors, and Co-Chief Investment Officer
Scott Gordon

/s/ Michael Chorske*	Director
Michael Chorske

/s/ Americo Da Corte*	Director
Americo Da Corte

/s/ Supurna VedBrat*	Director
Supurna VedBrat

/s/ Tracey Brophy Warson*	Director
Tracey Brophy Warson

*By:	/s/ Peter Sack
Peter Sack
** Attorney-in-Fact

**	Signed by Peter Sack pursuant to a power of attorney signed by each individual and filed herewith.
PART C-4